AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 28, 2025

No. 333-198170

No. 811-22986

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

 FORM N-1A

REGISTRATION STATEMENT	☒
UNDER THE SECURITIES ACT OF 1933
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 36	☒

and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 38	☒

(Check appropriate box or boxes)

abrdn ETFs

(Exact Name of Registrant as Specified in Charter)

1900 Market Street, Suite 200

Philadelphia, Pennsylvania 19103

(Address of Principal Executive Office, Zip Code)

212-446-2020

(Registrant’s Telephone Number, including Area Code)

Lucia Sitar, Esq.

c/o abrdn Inc.

1900 Market Street, Suite 200

Philadelphia, PA 19103

(Name and Address of Agent for Service)

Copies to:

Adam Rezak, Esq.	Thomas C. Bogle, Esq.
abrdn Inc.	Dechert LLP
712 Fifth Avenue – 49th Floor	1900 K Street, NW
New York, New York 10019	Washington, D.C. 20006

It is proposed that this filing will become effective (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b)
☒	on May 1, 2025 pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on (date) pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Prospectus

May 1, 2025

abrdn ETFs

abrdn Bloomberg All Commodity Strategy K-1 Free ETF (BCI)

abrdn Bloomberg All Commodity Longer Dated Strategy K-1 Free ETF (BCD)

abrdn Bloomberg Industrial Metals Strategy K-1 Free ETF (BCIM)

Principal U.S. Listing Exchange: NYSE Arca

THE U.S. SECURITIES AND EXCHANGE COMMISSION (“SEC”) AND THE COMMODITY FUTURES TRADING COMMISSION HAVE NOTAPPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TOTHE CONTRARY IS A CRIMINAL OFFENSE.

abrdn ETFs
Table of Contents

Fund Summaries
abrdn Bloomberg All Commodity Strategy K-1 Free ETF	1
abrdn Bloomberg All Commodity Longer Dated Strategy K-1 Free ETF	9
abrdn Bloomberg Industrial Metals Strategy K-1 Free ETF	18
Additional Principal Risk Information about the Funds	30
Portfolio Holdings	39
Management of the Funds	39
Additional Information on Buying and Selling Shares	41
Share Trading Prices	42
Determination of Net Asset Value	42
Dividends and Distributions	42
Book Entry	43
Delivery of Shareholder Documents – Householding	43
Frequent Purchases and Redemptions of Shares	43
Investments by Registered Investment Companies	43
Additional Tax Information	43
Distribution	46
Revenue Sharing	46
Premium/Discount and NAV Information	47
Additional Notices	47
Consolidated Financial Highlights	49

abrdn ETFs

abrdn Bloomberg All Commodity Strategy K-1 Free ETF

Investment Objective

The abrdn Bloomberg All Commodity Strategy K-1 Free ETF (the “Fund”) seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Bloomberg Commodity Index Total ReturnSM (the “Index”).

Fees and Expenses of the Fund

The following table describes the fees and expenses you may pay if you buy, hold and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fees(1)	0.25%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses	0.01%
Total Annual Fund Operating Expenses(1)	0.26%

(1)	Management Fees have been restated to reflect the elimination of the contractual management fees payable by the Fund’s Subsidiary (as defined below) to abrdn Inc. (the “Advisor”).

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same each year. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$27	$84	$146	$331

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may cause the Fund to incur higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or the example above, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 0% of the average value of its portfolio. Derivative instruments and instruments with a maturity of one year or less at the time of acquisition are excluded from the calculation of the portfolio turnover rate which leads to the 0% portfolio turnover rate reported above. If these instruments were included in the calculation, the Fund would have a higher portfolio turnover rate.

Principal Investment Strategies

The Fund employs a “passive management” – or indexing – investment approach designed to track the performance of the Index. The Fund operates as an index fund and is not actively managed.

Bloomberg Commodity Index Total ReturnSM

The Index reflects the return on a fully collateralized investment in the Bloomberg Commodity IndexSM (“BCOM”), which is composed of futures contracts on physical commodities and is designed to be a highly liquid and broad-based benchmark for commodities futures investments. Futures contracts on commodities generally are agreements between two parties where one party agrees to buy, and the counterparty to sell, a set amount of a physical commodity (or, in some contracts, a cash equivalent) at a pre-determined future date and price. The value of commodity futures contracts is based upon the price movements of the underlying commodities.

abrdn ETFs

abrdn Bloomberg All Commodity Strategy K-1 Free ETF

The Index combines the returns of the BCOM with the returns on cash collateral invested in 3-month U.S. Treasury Bills. These returns are calculated by using the most recent weekly auction high rate for 13 week (3 Month) U.S. Treasury Bills, as reported on the website http://www.treasurydirect.gov/ published by the Bureau of the Public Debt of the U.S. Treasury, or any successor source, which is generally published once per week on Monday.

The BCOM is a widely followed commodity index which is calculated and published by Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited, the administrator of the Index (collectively, “Bloomberg” or the “Index Provider”). BCOM has been published since 1998 and tracks movements in the price of a rolling position in a basket of commodity futures with a maturity between 1 and 3 months. “Rolling” means selling a futures contract as it nears its expiration date and replacing it with a new futures contract that has a later expiration date. The difference between the prices of the two contracts when they are rolled is sometimes referred to as a “roll yield,” and the change in price that contracts experience while they are components of the BCOM is sometimes referred to as a “spot return.” The Index is designed to track commodity futures contracts and is not linked to the current “spot” or cash price of the underlying commodities. Futures contracts may perform very differently from the current or “spot” prices of underlying commodities.

Futures contracts with a longer term to expiration may be priced higher than futures contracts with a shorter term to expiration, a relationship called “contango.” When rolling futures contracts that are in contango, the BCOM will sell the expiring contract at a lower price and buy a longer-dated contract at a higher price, resulting in a negative roll yield. Conversely, futures contracts with a longer term to expiration may be priced lower than futures contracts with a shorter term to expiration, a relationship called “backwardation.” When rolling futures contracts that are in backwardation, the Fund will sell the expiring contract at a higher price and buy a longer-dated contract at a lower price, resulting in a positive roll yield.

As of the date of this Prospectus, the BCOM consists of 24 commodities futures contracts with respect to 22 commodities: aluminum, coffee, copper, corn, cotton, crude oil (West Texas Intermediate, or WTI, and Brent), gold, lead, lean hogs, live cattle, low sulfur gas oil, natural gas, nickel, RBOB (reformulated blendstock for oxygenate blending) gasoline, silver, soybean meal, soybean oil, soybeans, sugar, wheat (Chicago and KC hard red winter), ULS (ultra low sulfur) diesel and zinc. As of the date of this Prospectus, there are 25 commodity futures eligible for inclusion in the BCOM but 3 of those commodities (cocoa, platinum and tin) are currently not included in the BCOM. With the exception of certain metals contracts (aluminum, lead, tin, nickel and zinc) that trade on the London Metals Exchange (“LME”) and the contracts for Brent crude oil and low sulphur gas oil, each of the commodities is the subject of at least one futures contract that trades on a U.S. exchange. The BCOM uses a consistent, systematic process to represent the commodity markets. The weightings of the components of the BCOM are based on (1) liquidity data; (2) U.S. dollar-weighted production data; and (3) diversification rules that attempt to reduce disproportionate weightings of any single commodity or sector, which potentially reduces volatility in comparison with narrower commodity baskets. Liquidity data is the relative amount of trading activity for a particular commodity and U.S. dollar-weighted production data takes the figures for production in the overall commodities market for all commodities in the BCOM and weights them in the BCOM in the same proportion in U.S. dollar terms. The value of the BCOM is computed on the basis of hypothetical investments in the basket of commodities that make up the BCOM. As of the date of this Prospectus, the BCOM invests significantly in, and therefore the Fund has significant exposure to, the agriculture, energy and industrial/precious metals sectors.

The Index is sponsored by Bloomberg, which is independent of the Fund, the Advisor and Vident Asset Management (the “Sub-Advisor”). Bloomberg determines the composition and relative weightings of the securities in the Index and publishes information regarding the market value of the Index. The composition of the BCOM is rebalanced and published annually in the month of January.

The Fund’s Investment Strategy

The Fund uses a “passive” or representative sampling indexing approach to attempt to achieve its investment objective. The Fund does not try to outperform the Index and does not generally take temporary defensive positions. The Fund will invest in only a representative sample of the instruments in the Index, and the Fund may invest in or gain exposure to instruments not contained in the Index or in financial instruments, with the intent of tracking the Index. The Fund will also hold short-term fixed income securities, which may be used as collateral for the Fund’s commodities futures holdings or to generate interest income and capital appreciation on the cash balances arising from its use of futures contracts (thereby providing a “total return” investment in the underlying commodities). In managing the assets of the Fund, the Advisor and Sub-Advisor do not invest the assets of the Fund in instruments based on their view of the investment merit of a particular instrument nor does it conduct conventional investment research or analysis or forecast market movement or trends. The Fund abrdn ETFs

abrdn Bloomberg All Commodity Strategy K-1 Free ETF

seeks to remain fully invested at all times in financial instruments that, in combination, track the returns of the Index without regard to market conditions, trends or direction. The Fund will rebalance its portfolio when the Index rebalances. Additionally, if the Fund receives a creation unit in cash, the Fund repositions its portfolio in response to assets flowing into or out of the Fund.

Under normal market conditions, the Fund intends to achieve its investment objective by investing in exchange-traded commodity futures contracts through a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”). As a means to provide investment returns that are designed to track those of the Index, the Subsidiary may also invest directly in commodity-linked instruments, including pooled investment vehicles (such as exchange-traded funds and other investment companies), swaps and exchange-traded options on futures contracts, to the extent permitted under the Investment Company Act of 1940, as amended (the “1940 Act”) and any applicable exemptive relief (collectively, “Commodities-Related Assets” and, together with exchange-traded commodities futures contracts, “Commodities Instruments”). The Fund may invest up to 25% of its total assets in the Subsidiary. The Fund is called “K-1 Free” because it is designed to operate differently than commodity-based investments that distribute a “Schedule K-1” to shareholders. Schedule K-1 is a tax form containing information regarding a fund’s income and expenses, which shareholders may find complicates tax return preparation, thus requiring additional time, or the help of a professional tax adviser, at additional cost. By comparison, the Fund is designed to be taxed like a conventional mutual fund and shareholders will instead receive a Form 1099 from the broker-dealer or other financial intermediary through which they invest, from which income, gains, and losses can be entered onto the shareholder’s tax return.

The remainder of the Fund’s assets that are not invested in the Subsidiary (i.e., at least 75% of the Fund’s total assets) will principally be invested in: (1) short-term investment grade fixed income securities that include U.S. government securities and money market instruments; and (2) cash and other cash equivalents. The Fund seeks to use such instruments to generate a total return on the cash balances arising from the use of futures contracts that, when combined with the Fund’s other investments, tracks the total return of the Index.

As noted previously, the Fund will not invest directly in commodity futures contracts but, instead, expects to gain exposure to these investments exclusively by investing in the Subsidiary. The Fund’s investment in the Subsidiary is intended to enable the Fund to gain exposure to relevant commodity markets within the limits of current federal income tax laws applicable to a regulated investment company (“RIC”) such as the Fund, which limit the ability of RICs to invest directly in commodity futures contracts. The Subsidiary and the Fund have the same investment objective. However, the Subsidiary may invest without limitation in the Commodities Instruments. Except as otherwise noted, for the purposes of this Prospectus, references to the Fund’s investments include the Fund’s indirect investments through the Subsidiary.

The Advisor and Sub-Advisor will determine the percentage of the Fund’s assets allocated to the Commodities Instruments held by the Subsidiary that will be invested in exchange-traded commodity futures contracts or Commodities-Related Assets. The Fund does not seek leveraged returns. However, the Fund’s use of instruments to collateralize the Subsidiary’s investments in Commodity Instruments has a leveraging effect and is designed to provide a total return that tracks the return of the Index.

The Fund is classified as “non-diversified” under the 1940 Act.

Summary of Principal Risks of Investing in the Fund

As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. The Fund’s principal risks are summarized below. The following is a list of the principal risks of investing in the Fund (in alphabetical order after the first ten risks). Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, total return and/or ability to meet its objective. For more information about the risks of investing in the Fund, see the sections in the Fund’s Prospectus titled “Additional Principal Risk Information about the Funds” and “Additional Non-Principal Risk Information about the Funds.”

Market Risk. The prices of the assets in which the Fund invests may decline for a number of reasons, including in response to local, regional or global economic developments, war, acts of terrorism, trade disputes, the spread of infectious illness or other public health issues, or other events. Deteriorating market conditions might cause a general weakness in the markets that reduces the prices, or yield, of assets in which the Fund invests.

abrdn ETFs

abrdn Bloomberg All Commodity Strategy K-1 Free ETF

Commodity Price Risk. The NAV of the Fund will be affected by movements in commodity prices generally and by the way in which those prices and other factors affect the prices of the commodity futures contracts. Commodity prices generally may fluctuate widely and may be affected by numerous factors.

Commodity Sector Risks. The daily performance of the current or “spot” price of certain commodities has a direct impact on Fund performance. To the extent the Fund has significant exposure to a particular commodity sector, the Fund may be more susceptible to loss due to adverse occurrences affecting that sector, including a decline in the price of commodities in such sector.

Agricultural Sector Investment Risk. The daily performance of the spot price of certain agricultural commodities has a direct impact on Fund performance. Investments in the agriculture sector may be highly volatile and the market values of such commodities can change quickly and unpredictably due to a number of factors, such as the supply of, and demand for, each commodity, the strength of the domestic and global economy, legislative or regulatory developments relating to food safety, the imposition of tariffs and other restraints on trade, as well as other significant events, including public health, political, legal, financial, accounting and tax matters that are beyond the Fund’s control. In addition, increased competition caused by economic recession, labor difficulties and changing consumer tastes and spending can impact the demand for agricultural products and, in turn, the value of such investments.

Energy Sector Investment Risk. The daily performance of the spot price of certain energy-related commodities has a direct impact on Fund performance. Energy commodities’ market values are significantly impacted by a number of factors, such as the supply of, and demand for, each commodity, the strength of the domestic and global economy, significant world events, wars or armed conflicts in geographic areas where energy infrastructures and resources are concentrated, capital expenditures on exploration and production, energy conservation efforts, government regulation and subsidization and technological advances. Investments in the energy sector may be cyclical and/or highly volatile and subject to swift price fluctuations. In addition, significant declines in the price of oil may contribute to significant market volatility, which may adversely affect the Fund’s performance. The energy sector has recently experienced significant volatility due to dramatic changes in the prices of energy commodities, and it is possible that such volatility will continue in the future.

Metals Sector Investment Risk. The daily performance of the spot price of certain industrial and precious metals has a direct impact on Fund performance. Investments in metals may be highly volatile and the market values of such commodities can change quickly and unpredictably due to a number of factors, such as the supply of, and demand for, each metal, the strength of the domestic and global economy, international monetary policy, environmental or labor costs, as well as other significant events, including public health, war or armed conflict, political, legal, financial, accounting and tax matters that are beyond the Fund’s control. The United States or foreign governments may pass laws or regulations limiting metal investments for strategic or other policy reasons. Further, the principal supplies of metal industries may be concentrated in a small number of countries and regions.

Passive Management Risk. Because the Fund is not “actively” managed, unless a specific security is removed from the Index, the Fund generally would not sell an investment because of the investment’s performance. Additionally, unusual market conditions may cause the Index provider to postpone a scheduled rebalance or reconstitution, which could cause the Index to vary from its normal or expected composition. Therefore, the Fund’s performance could be lower than funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline or a decline in the value of one or more investments. As the Fund may not fully replicate the Index, it is subject to the risk that the investment strategy of the Advisor or Sub-Advisor may not produce the intended results.

Index Tracking Risk. As with all index funds, the performance of the Fund and the Index may differ from each other for a variety of reasons. For example, the Fund incurs operating expenses and portfolio transaction costs not incurred by the Index. Index tracking risk may also occur because of differences between the investments held in the Fund’s portfolio and those included in the Index, pricing differences (including, as applicable, differences between a security’s price at the local market close and the Fund’s valuation of a security at the time of calculation of the Fund’s NAV), differences in transaction costs, the Fund’s holding of uninvested cash, differences in timing of the accrual of dividends or interest, the requirements to maintain pass-through tax treatment, portfolio transactions carried out to minimize the distribution of capital gains to shareholders, changes to the Index or the need to meet various new or existing regulatory requirements, among other reasons. Moreover, the Fund may be delayed in purchasing or selling investments included in the Index. In addition, the Fund may not be fully invested in the investments included in the Index at all times or may hold investments that are not included in the Index. In addition, the Fund’s use of a representative sampling approach may cause the Fund to not track abrdn ETFs

abrdn Bloomberg All Commodity Strategy K-1 Free ETF

the return of the Index as would be the case if the Fund purchased all of the instruments in the Index, or invested in them in the exact proportions in which they are represented in the Index. Index tracking risk may be heightened during times of increased market volatility or other unusual market conditions. Index ETFs that track indices with significant weight in futures contracts issuers may experience higher index tracking risk than other index ETFs that do not track such indices.

Index-Related Risk. There is no guarantee that the Fund’s investment results will closely correspond, before fees and taxes, to the performance of the Index or that the Fund will achieve its investment objective. Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to track the Index. Errors in index data, index computations or the construction of the Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. Unusual market conditions may cause the Index Provider to postpone a scheduled rebalance, which could cause the Index to vary from its normal or expected composition.

Fixed Income Securities Risk. Fixed income securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets or adverse investor sentiment. The value of a fixed income security may also fall due to specific conditions that affect a particular sector of the securities market or a particular issuer. Fixed income securities are subject to, among other risks, credit risk, interest rate risk, inflation risk, market risk, liquidity risk, extension risk, and prepayment risk.

Money Market Instruments Risk. Money market instruments may be subject to market risk and credit risk. There is no guarantee that money market instruments will maintain their value.

Futures Contract Risk. The primary risks associated with the use of futures contracts, or swaps or other derivatives referencing futures contracts, are: (i) an imperfect correlation between the value of the futures contract and the value of the underlying commodity; (ii) possible lack of a liquid secondary market for a futures contract; (iii) the inability to open or close a futures contract or cash commodity position when desired; (iv) losses caused by unanticipated market movement, which may result in losses in excess of the amount invested in the futures contract (and potentially may be unlimited); (v) in the event of adverse price movements, an obligation of the Fund to make daily cash payments to maintain its required margin, including at times when it may have insufficient cash and must sell securities from its portfolio to meet those margin requirements at a disadvantageous time; (vi) the possibility that a failure to close a position may result in delivery of an illiquid commodity to the Fund; and (vii) the possibility that rapid selling to avoid delivery of a commodity may result in unfavorable execution prices. Although it is intended that the Fund will only enter into futures contracts if there is an active market for such contracts, there is no assurance that an active market will exist for the contracts at any particular time.

Roll Yield. During situations where the cost of any futures contracts for delivery on dates further in the future is higher than those for delivery closer in time, the value of the Fund holding such contracts will decrease over time unless the spot price of that contract increases by the same rate as the rate of the variation in the price of the futures contract. The rate of variation could be quite significant and last for an indeterminate period of time, reducing the value of the Fund.

Authorized Participants Risk. Only an authorized participant that has entered into an agreement with the Fund’s distributor (an “Authorized Participant” or “AP”) may engage in creation or redemption transactions directly with the Fund, and none of those APs is obligated to engage in creation and/or redemption transactions. The Fund has entered into AP agreements with only a limited number of institutions. Should these APs cease to act as such or, for any reason, be unable to create or redeem Shares and new APs are not appointed in their place, Shares may trade at a discount to the Fund’s NAV and possibly face delisting.

Cash Transactions Risk. The Fund expects to effect its creations and redemptions primarily for cash due to the nature of its investments. Paying redemption proceeds in cash rather than through in-kind delivery of portfolio securities may require the Fund to dispose of or sell portfolio investments at an inopportune time in order to obtain the cash needed to distribute redemption proceeds. This may also cause the Fund to recognize investment income and/or capital gain that it might not have recognized if it had made a redemption in-kind. As a result, the Fund may be less tax efficient and may have to pay out higher annual distributions than if the Fund used the in-kind redemption process. Disposing or selling portfolio investments may also cause the Fund to incur transaction costs. The Fund may also incur borrowing fees and/or overdraft charges until the sales of portfolio investments necessary to cover a redemption request settle.

Commodity Pool Regulatory Risk. The Fund is deemed to be a commodity pool due to its investment exposure to commodity futures contracts and is subject to regulation under the Commodity Exchange Act (“CEA”) and Commodity Futures Trading Commission (“CFTC”) rules as well as the regulatory scheme applicable to registered investment companies. The Advisor is registered as a commodity abrdn ETFs

abrdn Bloomberg All Commodity Strategy K-1 Free ETF

pool operator (“CPO”) and the Sub-Advisor is registered as a commodity trading advisor (“CTA”). Registration as a CPO and CTA imposes additional compliance obligations on the Advisor, the Sub-Advisor, and the Fund related to additional laws, regulations, and enforcement policies, which could increase compliance costs for the Advisor or Sub-Advisor and may affect the operations and financial performance of the Fund. These requirements are also subject to change at any time.

Cybersecurity Risk. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Advisor and/or its service providers (including, but not limited to, Fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality.

Investment Company Securities. To the extent the Fund or its Subsidiary invests in securities of other investment companies, including exchange-traded funds, the Fund will bear a proportionate share of the fees and expenses paid by such other investment company, including advisory and administrative fees.

Investment Risk. An investor may lose the value of their entire investment or part of their investment in Shares.

Leverage Risk. To the extent the Fund is exposed directly or indirectly to leverage (through investments in commodities futures contracts) the value of the Fund may be more volatile than if no leverage were present.

Market Trading Risk. There can be no assurance as to the price at which, or volume in which, it may at any time be possible to buy or sell Shares in the public trading market. Although the Shares are listed for trading on NYSE Arca, there can be no assurance that an active trading market for such Shares will develop or be maintained. Although it is expected that the market price of the Shares will approximate the Fund’s NAV when purchased and sold in the secondary market, the Fund faces numerous market trading risks, including the potential lack of an active market for Shares, disruptions in the securities markets in which the Fund invests, periods of high market volatility, and disruptions in the creation/redemption process. Any of these may lead to times when the market price of the Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount).

Non-Diversification Risk. As a “non-diversified” fund, the Fund may hold a smaller number of portfolio securities than many other funds. To the extent the Fund invests in a relatively small number of issuers, a decline in the market value of a particular security held by the Fund may affect its value more than if it invested in a larger number of issuers. The value of Shares may be more volatile than the values of shares of more diversified funds. However, the Fund intends to satisfy the asset diversification requirements for classification as a RIC under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”).

Sampling Risk. The Fund’s use of a representative sampling approach may result in it holding a smaller number of instruments than are included in the Index. As a result, an adverse development respecting an investment held by the Fund could result in a greater decline in NAV than would be the case if the Fund held all of the components of the Index. Conversely, a positive development relating to a constituent of the Index that is not held by the Fund could cause the Fund to underperform the Index. To the extent the assets in the Fund are smaller, these risks will be greater. A representative sampling strategy may increase the Fund’s susceptibility to Index Tracking Risk.

Subsidiary Investment Risk. Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary are organized, respectively, could result in the inability of the Subsidiary to operate as intended and could negatively affect the Fund and its shareholders. The Subsidiary is not registered under the 1940 Act, and, unless otherwise noted in this Prospectus, is not subject to the investor protections of the 1940 Act.

Swap Agreements. Swaps can involve greater risks than a direct investment in an underlying asset and these may increase or decrease the overall volatility of the Fund’s investment and its share price. Swaps may be subject to illiquidity risk, and it may not be possible for the Fund to liquidate a swap position at an advantageous time or price, which may result in significant losses. As with other transactions, the Fund will bear the risk that the counterparty will default, which could cause losses to the Fund.

Tax Risk. In order to qualify for the favorable U.S. federal income tax treatment accorded to a RIC under Subchapter M of the Code, the Fund must, among other requirements, derive at least 90% of its gross income in each taxable year from certain categories of income (“qualifying income”) and must satisfy certain asset diversification requirements. Certain of the Fund’s commodity-related investments, if made directly, will not generate income that is qualifying income. The Fund intends to hold such commodity-related investments indirectly, through the Subsidiary. The Fund’s investment in the Subsidiary is expected to provide the Fund with exposure to the commodities markets within the limitations of the federal tax requirements of Subchapter M of the Code for qualification as a abrdn ETFs

abrdn Bloomberg All Commodity Strategy K-1 Free ETF

RIC. The Advisor and/or Sub-Advisor will carefully monitor the Fund’s investment in the Subsidiary to ensure that no more than 25% of the Fund’s assets are invested in the Subsidiary to ensure compliance with the Fund’s asset diversification test for qualification as a RIC under Subchapter M of the Code. If the Fund was to fail to meet the qualifying income test or the asset diversification test and fail to qualify as a RIC, it would be taxed in the same manner as an ordinary corporation, and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. The failure by the Fund to qualify as a RIC would have significant negative tax consequences to Fund shareholders and would affect a shareholder’s return on its investment in such Fund. Under certain circumstances, the Fund may be able to cure a failure to meet the qualifying income test or the asset diversification test if such failure was due to reasonable cause and not willful neglect, but in order to do so the Fund may incur significant fund-level taxes, which would effectively reduce (and could eliminate) the Fund’s returns. The Fund’s strategy of investing through its Subsidiary in commodity-related instruments may cause the Fund to recognize more ordinary income than would be the case if the Fund did not invest through a Subsidiary, resulting in distributions from the Fund that are taxable to individual shareholders at ordinary income tax rates rather than at the more favorable tax rates for long-term capital gains.

Fund Performance

The bar chart and table that follow show how the Fund has performed on a calendar year basis and provides some indication of the risks of investing in the Fund by showing the variability of the Fund’s return based on net assets and comparing the Fund’s performance to a broad-based securities market index and to the Index. The Fund changed its appropriate broad-based securities market index to the S&P 500 Total Return Index from the Bloomberg Commodity Index Total ReturnSM, to comply with a regulatory requirement to compare the Fund’s performance to a broad-based securities market index. For comparative purposes, the Fund is including the performance of the Index. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Prior to its change to a passively-managed ETF on August 3, 2021, the fund operated under certain different investment policies as an actively-managed ETF. The Fund’s historical performance prior to August 3, 2021 may not represent its current investment policies. Updated performance information is available at www.aberdeeninvestments.com/usa/etf.

Annual Returns as of December 31

For the period shown in the bar chart above:

Best Quarter	March 31, 2022	25.29%
Worst Quarter	March 31, 2020	-23.13%

abrdn ETFs

abrdn Bloomberg All Commodity Strategy K-1 Free ETF

Average Annual Total Returns (for the periods ended December 31, 2024)	One Year	Five Years	Since Inception of Fund	Inception Date of Fund
Before Taxes	5.08%	6.27%	3.70%	March 30, 2017
After Taxes on Distributions	3.68%	2.67%	1.00%
After Taxes on Distributions and Sale of Shares	2.99%	3.33%	1.68%
S&P 500 Index Total Return (reflects no deduction for fees, expenses or taxes)	25.02%	14.53%	14.39%
Bloomberg Commodity Index Total ReturnSM (reflects no deduction for fees, expenses or taxes)	5.38%	6.77%	4.24%

Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). After-tax returns may exceed the return before taxes due to an assumed tax benefit from realizing a capital loss on a sale of shares.

Management

Investment Advisor and Sub-Advisor

abrdn Inc. serves as the investment advisor to the Fund and the Subsidiary.

Vident Asset Management serves as the sub-advisor to the Fund and the Subsidiary.

Portfolio Managers

Employee	Length of Service	Title
Austin Wen, CFA®	Since October 2018	Co-Portfolio Manager
Rafael Zayas, CFA®	Since April 2024	Co-Portfolio Manager

Buying and Selling Shares

The Fund is an ETF. Individual Shares may only be purchased and sold in the secondary market through a broker-dealer. Shares are listed for trading on a national securities exchange, such as the NYSE Arca. The price of Shares is based on market price, and because ETF Shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (premium) or less than NAV (discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (“the bid-ask spread”). Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website at www.aberdeeninvestments.com/usa/etf.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Advisor or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange-traded products, including the Fund, or for other activities, such as marketing, educational training or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

abrdn ETFs

abrdn Bloomberg All Commodity Longer Dated Strategy K-1 Free ETF

Investment Objective

The abrdn Bloomberg All Commodity Longer Dated Strategy K-1 Free ETF (the “Fund”) seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Bloomberg Commodity Index 3 Month Forward Total ReturnSM (the “Index”).

Fees and Expenses of the Fund

The following table describes the fees and expenses you may pay if you buy, hold and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fees(1)	0.29%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses	0.01%
Total Annual Fund Operating Expenses(1)	0.30%

(1)	Management Fees have been restated to reflect the elimination of the contractual management fees payable by the Fund’s Subsidiary (as defined below) to abrdn Inc. (the “Advisor”).

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same each year. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$31	$97	$169	$381

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may cause the Fund to incur higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or the example above, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 0% of the average value of its portfolio. Derivative instruments and instruments with a maturity of one year or less at the time of acquisition are excluded from the calculation of the portfolio turnover rate which leads to the 0% portfolio turnover rate reported above. If these instruments were included in the calculation, the Fund would have a higher portfolio turnover rate.

Principal Investment Strategies

The Fund employs a “passive management” – or indexing – investment approach designed to track the performance of the Index. The Fund operates as an index fund and is not actively managed.

Bloomberg Commodity Index 3 Month Forward Total ReturnSM

The Index is a three-month forward version of the Bloomberg Commodity Index Total ReturnSM (“BCOMTR”), which reflects the return on a fully collateralized investment in the Bloomberg Commodity IndexSM (“BCOM”). The Fund is called “Longer Dated” because the Index it seeks to track is designed to track commodity futures with a longer maturity than that of the BCOMTR and BCOM.

abrdn ETFs

abrdn Bloomberg All Commodity Longer Dated Strategy K-1 Free ETF

The BCOM is composed of futures contracts on physical commodities and is designed to be a highly liquid and broad-based benchmark for commodities futures investments. Futures contracts on commodities generally are agreements between two parties where one party agrees to buy, and the counterparty to sell, a set amount of a physical commodity (or, in some contracts, a cash equivalent) at a pre-determined future date and price. The value of commodity futures contracts is based upon the price movements of the underlying commodities.

The BCOMTR combines the returns of the BCOM with the returns on cash collateral invested in 3-month U.S. Treasury Bills. These returns are calculated by using the most recent weekly auction high rate for 13 week (3 Month) U.S. Treasury Bills, as reported on the website http://www.treasurydirect.gov/ published by the Bureau of the Public Debt of the U.S. Treasury, or any successor source, which is generally published once per week on Monday.

The BCOM is a widely followed commodity index which is calculated and published by Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited, the administrator of the Index (collectively, “Bloomberg” or the “Index Provider”). BCOM has been published since 1998 and tracks movements in the price of a rolling position in a basket of commodity futures with a maturity between 1 and 3 months (4 to 6 months for the Index). “Rolling” means selling a futures contract as it nears its expiration date and replacing it with a new futures contract that has a later expiration date. The difference between the prices of the two contracts when they are rolled is sometimes referred to as a “roll yield,” and the change in price that contracts experience while they are components of the BCOM is sometimes referred to as a “spot return.” The Index is designed to track commodity futures contracts and is not linked to the current “spot” or cash price of the underlying commodities. Futures contracts may perform very differently from the current or “spot” prices of underlying commodities.

Futures contracts with a longer term to expiration may be priced higher than futures contracts with a shorter term to expiration, a relationship called “contango.” When rolling futures contracts that are in contango, the BCOM will sell the expiring contract at a lower price and buy a longer-dated contract at a higher price, resulting in a negative roll yield. Conversely, futures contracts with a longer term to expiration may be priced lower than futures contracts with a shorter term to expiration, a relationship called “backwardation.” When rolling futures contracts that are in backwardation, the Fund will sell the expiring contract at a higher price and buy a longer-dated contract at a lower price, resulting in a positive roll yield.

As of the date of this Prospectus, the BCOM consists of 24 commodities futures contracts with respect to 22 commodities: aluminum, coffee, copper, corn, cotton, crude oil (West Texas Intermediate, or WTI, and Brent), gold, lead, lean hogs, live cattle, low sulfur gas oil, natural gas, nickel, RBOB (reformulated blendstock for oxygenate blending) gasoline, silver, soybean meal, soybean oil, soybeans, sugar, wheat (Chicago and KC hard red winter), ULS (ultra low sulfur) diesel and zinc. As of the date of this Prospectus, there are 25 commodity futures eligible for inclusion in the BCOM but 3 of those commodities (cocoa, platinum and tin) are currently not included in the BCOM. With the exception of certain metals contracts (aluminum, lead, tin, nickel and zinc) that trade on the London Metals Exchange (“LME”) and the contracts for Brent crude oil and low sulphur gas oil, each of the commodities is the subject of at least one futures contract that trades on a U.S. exchange. The BCOM uses a consistent, systematic process to represent the commodity markets. The weightings of the components of the BCOM are based on (1) liquidity data; (2) U.S. dollar-weighted production data; and (3) diversification rules that attempt to reduce disproportionate weightings of any single commodity or sector, which potentially reduces volatility in comparison with narrower commodity baskets. Liquidity data is the relative amount of trading activity for a particular commodity and U.S. dollar-weighted production data takes the figures for production in the overall commodities market for all commodities in the BCOM and weights them in the BCOM in the same proportion in U.S. dollar terms. The value of the BCOM is computed on the basis of hypothetical investments in the basket of commodities that make up the BCOM. As of the date of this Prospectus, the BCOM invests significantly in, and therefore the Fund has significant exposure to, the agriculture, energy and industrial/precious metals sectors.

The Index is sponsored by Bloomberg, which is independent of the Fund, the Advisor and Vident Asset Management (the “Sub-Advisor”). Bloomberg determines the composition and relative weightings of the securities in the Index and publishes information regarding the market value of the Index. The composition of the BCOM is rebalanced and published annually in the month of January.

The Fund’s Investment Strategy

The Fund uses a “passive” or representative sampling indexing approach to attempt to achieve its investment objective. The Fund does not try to outperform the Index and does not generally take temporary defensive positions. The Fund will invest in only a representative sample of the instruments in the Index, and the Fund may invest in or gain exposure to instruments not contained in the Index or in financial instruments, with the intent of tracking the Index. The Fund will also hold short-term fixed income securities, which may abrdn ETFs

abrdn Bloomberg All Commodity Longer Dated Strategy K-1 Free ETF

be used as collateral for the Fund’s commodities futures holdings or to generate interest income and capital appreciation on the cash balances arising from its use of futures contracts (thereby providing a “total return” investment in the underlying commodities). In managing the assets of the Fund, the Advisor and Sub-Advisor do not invest the assets of the Fund in instruments based on their view of the investment merit of a particular instrument nor does it conduct conventional investment research or analysis or forecast market movement or trends. The Fund seeks to remain fully invested at all times in financial instruments that, in combination, track the returns of the Index without regard to market conditions, trends or direction. The Fund will rebalance its portfolio when the Index rebalances. Additionally, if the Fund receives a creation unit in cash, the Fund repositions its portfolio in response to assets flowing into or out of the Fund.

Under normal market conditions, the Fund intends to achieve its investment objective by investing in exchange-traded commodity futures contracts through a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”). As a means to provide investment returns that are designed to track those of the Index, the Subsidiary may also invest directly in commodity-linked instruments, including pooled investment vehicles (such as exchange-traded funds and other investment companies), swaps and exchange-traded options on futures contracts, to the extent permitted under the Investment Company Act of 1940, as amended (the “1940 Act”) and any applicable exemptive relief (collectively, “Commodities-Related Assets” and, together with exchange-traded commodities futures contracts, “Commodities Instruments”). The Fund may invest up to 25% of its total assets in the Subsidiary. The Fund is called “K-1 Free” because it is designed to operate differently than commodity-based investments that distribute a “Schedule K-1” to shareholders. Schedule K-1 is a tax form containing information regarding a fund’s income and expenses, which shareholders may find complicates tax return preparation, thus requiring additional time, or the help of a professional tax adviser, at additional cost. By comparison, the Fund is designed to be taxed like a conventional mutual fund and shareholders will instead receive a Form 1099 from the broker-dealer or other financial intermediary through which they invest, from which income, gains, and losses can be entered onto the shareholder’s tax return.

The remainder of the Fund’s assets that are not invested in the Subsidiary (i.e., at least 75% of the Fund’s total assets) will principally be invested in: (1) short-term investment grade fixed income securities that include U.S. government securities and money market instruments; and (2) cash and other cash equivalents. The Fund seeks to use such instruments to generate a total return on the cash balances arising from the use of futures contracts that, when combined with the Fund’s other investments, tracks the total return of the Index.

As noted previously, the Fund will not invest directly in commodity futures contracts but, instead, expects to gain exposure to these investments exclusively by investing in the Subsidiary. The Fund’s investment in the Subsidiary is intended to enable the Fund to gain exposure to relevant commodity markets within the limits of current federal income tax laws applicable to a regulated investment company (“RIC”) such as the Fund, which limit the ability of RICs to invest directly in commodity futures contracts. The Subsidiary and the Fund have the same investment objective. However, the Subsidiary may invest without limitation in the Commodities Instruments. Except as otherwise noted, for the purposes of this Prospectus, references to the Fund’s investments include the Fund’s indirect investments through the Subsidiary.

The Advisor and Sub-Advisor will determine the percentage of the Fund’s assets allocated to the Commodities Instruments held by the Subsidiary that will be invested in exchange-traded commodity futures contracts or Commodities-Related Assets. The Fund does not seek leveraged returns. However, the Fund’s use of instruments to collateralize the Subsidiary’s investments in Commodity Instruments has a leveraging effect and is designed to provide a total return that tracks the return of the Index.

The Fund is classified as “non-diversified” under the 1940 Act.

Summary of Principal Risks of Investing in the Fund

As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. The Fund’s principal risks are summarized below. The following is a list of the principal risks of investing in the Fund (in alphabetical order after the first ten risks). Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, total return and/or ability to meet its objective. For more information about the risks of investing in the Fund, see the sections in the Fund’s Prospectus titled “Additional Principal Risk Information about the Funds” and “Additional Non-Principal Risk Information about the Funds.”

abrdn ETFs

abrdn Bloomberg All Commodity Longer Dated Strategy K-1 Free ETF

Market Risk. The prices of the assets in which the Fund invests may decline for a number of reasons, including in response to local, regional or global economic developments, war, acts of terrorism, trade disputes, the spread of infectious illness or other public health issues, or other events. Deteriorating market conditions might cause a general weakness in the markets that reduces the prices, or yield, of assets in which the Fund invests.

Commodity Price Risk. The NAV of the Fund will be affected by movements in commodity prices generally and by the way in which those prices and other factors affect the prices of the commodity futures contracts. Commodity prices generally may fluctuate widely and may be affected by numerous factors.

Commodity Sector Risks. The daily performance of the current or “spot” price of certain commodities has a direct impact on Fund performance. To the extent the Fund has significant exposure to a particular commodity sector, the Fund may be more susceptible to loss due to adverse occurrences affecting that sector, including a decline in the price of commodities in such sector.

Agricultural Sector Investment Risk. The daily performance of the spot price of certain agricultural commodities has a direct impact on Fund performance. Investments in the agriculture sector may be highly volatile and the market values of such commodities can change quickly and unpredictably due to a number of factors, such as the supply of, and demand for, each commodity, the strength of the domestic and global economy, legislative or regulatory developments relating to food safety, the imposition of tariffs and other restraints on trade, as well as other significant events, including public health, political, legal, financial, accounting and tax matters that are beyond the Fund’s control. In addition, increased competition caused by economic recession, labor difficulties and changing consumer tastes and spending can impact the demand for agricultural products and, in turn, the value of such investments.

Energy Sector Investment Risk. The daily performance of the spot price of certain energy-related commodities has a direct impact on Fund performance. Energy commodities’ market values are significantly impacted by a number of factors, such as the supply of, and demand for, each commodity, the strength of the domestic and global economy, significant world events, wars or armed conflicts in geographic areas where energy infrastructures and resources are concentrated, capital expenditures on exploration and production, energy conservation efforts, government regulation and subsidization and technological advances. Investments in the energy sector may be cyclical and/or highly volatile and subject to swift price fluctuations. In addition, significant declines in the price of oil may contribute to significant market volatility, which may adversely affect the Fund’s performance. The energy sector has recently experienced significant volatility due to dramatic changes in the prices of energy commodities, and it is possible that such volatility will continue in the future.

Metals Sector Investment Risk. The daily performance of the spot price of certain industrial and precious metals has a direct impact on Fund performance. Investments in metals may be highly volatile and the market values of such commodities can change quickly and unpredictably due to a number of factors, such as the supply of, and demand for, each metal, the strength of the domestic and global economy, international monetary policy, environmental or labor costs, as well as other significant events, including public health, war or armed conflict, political, legal, financial, accounting and tax matters that are beyond the Fund’s control. The United States or foreign governments may pass laws or regulations limiting metal investments for strategic or other policy reasons. Further, the principal supplies of metal industries may be concentrated in a small number of countries and regions.

Passive Management Risk. Because the Fund is not “actively” managed, unless a specific security is removed from the Index, the Fund generally would not sell an investment because of the investment’s performance. Additionally, unusual market conditions may cause the Index provider to postpone a scheduled rebalance or reconstitution, which could cause the Index to vary from its normal or expected composition. Therefore, the Fund’s performance could be lower than funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline or a decline in the value of one or more investments. As the Fund may not fully replicate the Index, it is subject to the risk that the investment strategy of the Advisor or Sub-Advisor may not produce the intended results.

Index Tracking Risk. As with all index funds, the performance of the Fund and the Index may differ from each other for a variety of reasons. For example, the Fund incurs operating expenses and portfolio transaction costs not incurred by the Index. Index tracking risk may also occur because of differences between the investments held in the Fund’s portfolio and those included in the Index, pricing differences (including, as applicable, differences between a security’s price at the local market close and the Fund’s valuation of a security at the time of calculation of the Fund’s NAV), differences in transaction costs, the Fund’s holding of uninvested cash, differences abrdn ETFs

abrdn Bloomberg All Commodity Longer Dated Strategy K-1 Free ETF

in timing of the accrual of dividends or interest, the requirements to maintain pass-through tax treatment, portfolio transactions carried out to minimize the distribution of capital gains to shareholders, changes to the Index or the need to meet various new or existing regulatory requirements, among other reasons. Moreover, the Fund may be delayed in purchasing or selling investments included in the Index. In addition, the Fund may not be fully invested in the investments included in the Index at all times or may hold investments that are not included in the Index. In addition, the Fund’s use of a representative sampling approach may cause the Fund to not track the return of the Index as would be the case if the Fund purchased all of the instruments in the Index, or invested in them in the exact proportions in which they are represented in the Index. Index tracking risk may be heightened during times of increased market volatility or other unusual market conditions. Index ETFs that track indices with significant weight in futures contracts issuers may experience higher index tracking risk than other index ETFs that do not track such indices.

Index-Related Risk. There is no guarantee that the Fund’s investment results will closely correspond, before fees and taxes, to the performance of the Index or that the Fund will achieve its investment objective. Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to track the Index. Errors in index data, index computations or the construction of the Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. Unusual market conditions may cause the Index Provider to postpone a scheduled rebalance, which could cause the Index to vary from its normal or expected composition.

Fixed Income Securities Risk. Fixed income securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets or adverse investor sentiment. The value of a fixed income security may also fall due to specific conditions that affect a particular sector of the securities market or a particular issuer. Fixed income securities are subject to, among other risks, credit risk, interest rate risk, inflation risk, market risk, liquidity risk, extension risk, and prepayment risk.

Money Market Instruments Risk. Money market instruments may be subject to market risk and credit risk. There is no guarantee that money market instruments will maintain their value.

Futures Contract Risk. The primary risks associated with the use of futures contracts, or swaps or other derivatives referencing futures contracts, are: (i) an imperfect correlation between the value of the futures contract and the value of the underlying commodity; (ii) possible lack of a liquid secondary market for a futures contract; (iii) the inability to open or close a futures contract or cash commodity position when desired; (iv) losses caused by unanticipated market movement, which may result in losses in excess of the amount invested in the futures contract (and potentially may be unlimited); (v) in the event of adverse price movements, an obligation of the Fund to make daily cash payments to maintain its required margin, including at times when it may have insufficient cash and must sell securities from its portfolio to meet those margin requirements at a disadvantageous time; (vi) the possibility that a failure to close a position may result in delivery of an illiquid commodity to the Fund; and (vii) the possibility that rapid selling to avoid delivery of a commodity may result in unfavorable execution prices. Although it is intended that the Fund will only enter into futures contracts if there is an active market for such contracts, there is no assurance that an active market will exist for the contracts at any particular time.

Roll Yield. During situations where the cost of any futures contracts for delivery on dates further in the future is higher than those for delivery closer in time, the value of the Fund holding such contracts will decrease over time unless the spot price of that contract increases by the same rate as the rate of the variation in the price of the futures contract. The rate of variation could be quite significant and last for an indeterminate period of time, reducing the value of the Fund.

Authorized Participants Risk. Only an authorized participant that has entered into an agreement with the Fund’s distributor (an “Authorized Participant” or “AP”) may engage in creation or redemption transactions directly with the Fund, and none of those APs is obligated to engage in creation and/or redemption transactions. The Fund has entered into AP agreements with only a limited number of institutions. Should these APs cease to act as such or, for any reason, be unable to create or redeem Shares and new APs are not appointed in their place, Shares may trade at a discount to the Fund’s NAV and possibly face delisting.

Cash Transactions Risk. The Fund expects to effect its creations and redemptions primarily for cash due to the nature of its investments. Paying redemption proceeds in cash rather than through in-kind delivery of portfolio securities may require the Fund to dispose of or sell portfolio investments at an inopportune time in order to obtain the cash needed to distribute redemption proceeds. This may also cause the Fund to recognize investment income and/or capital gain that it might not have recognized if it had made a redemption in-kind.

abrdn ETFs

abrdn Bloomberg All Commodity Longer Dated Strategy K-1 Free ETF

As a result, the Fund may be less tax efficient and may have to pay out higher annual distributions than if the Fund used the in-kind redemption process. Disposing or selling portfolio investments may also cause the Fund to incur transaction costs. The Fund may also incur borrowing fees and/or overdraft charges until the sales of portfolio investments necessary to cover a redemption request settle.

Commodity Pool Regulatory Risk. The Fund is deemed to be a commodity pool due to its investment exposure to commodity futures contracts and is subject to regulation under the Commodity Exchange Act (“CEA”) and Commodity Futures Trading Commission (“CFTC”) rules as well as the regulatory scheme applicable to registered investment companies. The Advisor is registered as a commodity pool operator (“CPO”) and the Sub-Advisor is registered as a commodity trading advisor (“CTA”). Registration as a CPO and CTA imposes additional compliance obligations on the Advisor, the Sub-Advisor, and the Fund related to additional laws, regulations, and enforcement policies, which could increase compliance costs for the Advisor or Sub-Advisor and may affect the operations and financial performance of the Fund. These requirements are also subject to change at any time.

Cybersecurity Risk. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Advisor and/or its service providers (including, but not limited to, Fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality.

Investment Company Securities. To the extent the Fund or its Subsidiary invests in securities of other investment companies, including exchange-traded funds, the Fund will bear a proportionate share of the fees and expenses paid by such other investment company, including advisory and administrative fees.

Investment Risk. An investor may lose the value of their entire investment or part of their investment in Shares.

Leverage Risk. To the extent the Fund is exposed directly or indirectly to leverage (through investments in commodities futures contracts) the value of the Fund may be more volatile than if no leverage were present.

Market Trading Risk. There can be no assurance as to the price at which, or volume in which, it may at any time be possible to buy or sell Shares in the public trading market. Although the Shares are listed for trading on NYSE Arca, there can be no assurance that an active trading market for such Shares will develop or be maintained. Although it is expected that the market price of the Shares will approximate the Fund’s NAV when purchased and sold in the secondary market, the Fund faces numerous market trading risks, including the potential lack of an active market for Shares, disruptions in the securities markets in which the Fund invests, periods of high market volatility, and disruptions in the creation/redemption process. Any of these may lead to times when the market price of the Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount).

Non-Diversification Risk. As a “non-diversified” fund, the Fund may hold a smaller number of portfolio securities than many other funds. To the extent the Fund invests in a relatively small number of issuers, a decline in the market value of a particular security held by the Fund may affect its value more than if it invested in a larger number of issuers. The value of Shares may be more volatile than the values of shares of more diversified funds. However, the Fund intends to satisfy the asset diversification requirements for classification as a RIC under Subchapter M of the Code.

Sampling Risk. The Fund’s use of a representative sampling approach may result in it holding a smaller number of instruments than are included in the Index. As a result, an adverse development respecting an investment held by the Fund could result in a greater decline in NAV than would be the case if the Fund held all of the components of the Index. Conversely, a positive development relating to a constituent of the Index that is not held by the Fund could cause the Fund to underperform the Index. To the extent the assets in the Fund are smaller, these risks will be greater. A representative sampling strategy may increase the Fund’s susceptibility to Index Tracking Risk.

Subsidiary Investment Risk. Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary are organized, respectively, could result in the inability of the Subsidiary to operate as intended and could negatively affect the Fund and its shareholders. The Subsidiary is not registered under the 1940 Act, and, unless otherwise noted in this Prospectus, is not subject to the investor protections of the 1940 Act.

Swap Agreements. Swaps can involve greater risks than a direct investment in an underlying asset and these may increase or decrease the overall volatility of the Fund’s investment and its share price. Swaps may be subject to illiquidity risk, and it may not be possible for the Fund to liquidate a swap position at an advantageous time or price, which may result in significant losses. As with other transactions, the Fund will bear the risk that the counterparty will default, which could cause losses to the Fund.

abrdn ETFs

abrdn Bloomberg All Commodity Longer Dated Strategy K-1 Free ETF

Tax Risk. In order to qualify for the favorable U.S. federal income tax treatment accorded to a RIC under Subchapter M of the Code, the Fund must, among other requirements, derive at least 90% of its gross income in each taxable year from certain categories of income (“qualifying income”) and must satisfy certain asset diversification requirements. Certain of the Fund’s commodity-related investments, if made directly, will not generate income that is qualifying income. The Fund intends to hold such commodity-related investments indirectly, through the Subsidiary. The Fund’s investment in the Subsidiary is expected to provide the Fund with exposure to the commodities markets within the limitations of the federal tax requirements of Subchapter M of the Code for qualification as a RIC. The Advisor and/or Sub-Advisor will carefully monitor the Fund’s investment in the Subsidiary to ensure that no more than 25% of the Fund’s assets are invested in the Subsidiary to ensure compliance with the Fund’s asset diversification test for qualification as a RIC under Subchapter M of the Code. If the Fund was to fail to meet the qualifying income test or the asset diversification test and fail to qualify as a RIC, it would be taxed in the same manner as an ordinary corporation, and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. The failure by the Fund to qualify as a RIC would have significant negative tax consequences to Fund shareholders and would affect a shareholder’s return on its investment in such Fund. Under certain circumstances, the Fund may be able to cure a failure to meet the qualifying income test or the asset diversification test if such failure was due to reasonable cause and not willful neglect, but in order to do so the Fund may incur significant fund-level taxes, which would effectively reduce (and could eliminate) the Fund’s returns. The Fund’s strategy of investing through its Subsidiary in commodity-related instruments may cause the Fund to recognize more ordinary income than would be the case if the Fund did not invest through a Subsidiary, resulting in distributions from the Fund that are taxable to individual shareholders at ordinary income tax rates rather than at the more favorable tax rates for long-term capital gains.

Fund Performance

The bar chart and table that follow show how the Fund has performed on a calendar year basis and provides some indication of the risks of investing in the Fund by showing the variability of the Fund’s return based on net assets and comparing the Fund’s performance to a broad-based securities market index, to the the Bloomberg Commodity Index Total ReturnSM and to the Index. The Fund changed its appropriate broad-based securities market index to the S&P 500 Total Return Index from the Bloomberg Commodity Index Total ReturnSM, to comply with a regulatory requirement to compare the Fund’s performance to a broad-based securities market index. For comparative purposes, the Fund is including the performance of the Bloomberg Commodity Index Total ReturnSM and the Index. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Prior to its change to a passively-managed ETF on August 3, 2021, the fund operated under certain different investment policies as an actively-managed ETF. The Fund’s historical performance prior to August 3, 2021 may not represent its current investment policies. Updated performance information is available at www.aberdeeninvestments.com/usa/etf.

Annual Returns as of December 31

abrdn ETFs

abrdn Bloomberg All Commodity Longer Dated Strategy K-1 Free ETF

For the period shown in the bar chart above:

Best Quarter	March 31, 2022	23.79%
Worst Quarter	March 31, 2020	-19.93%

Average Annual Total Returns (for the periods ended December 31, 2024)	One Year	Five Years	Since Inception of Fund	Inception Date of Fund
Before Taxes	5.87%	9.89%	6.42%	March 30, 2017
After Taxes on Distributions	4.35%	7.92%	5.01%
After Taxes on Distributions and Sale of Shares	3.45%	6.92%	4.42%
S&P 500 Index Total Return (reflects no deduction for fees, expenses or taxes)	25.02%	14.53%	14.39%
Bloomberg Commodity Index Total ReturnSM (reflects no deduction for fees, expenses or taxes)	5.38%	6.77%	4.24%
Bloomberg Commodity Index 3 Month Forward Total ReturnSM (reflects no deduction for fees, expenses or taxes)	6.20%	10.24%	6.95%

Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). After-tax returns may exceed the return before taxes due to an assumed tax benefit from realizing a capital loss on a sale of shares.

Management

Investment Advisor and Sub-Advisor

abrdn Inc. serves as the investment advisor to the Fund and the Subsidiary.

Vident Asset Management serves as the sub-advisor to the Fund and the Subsidiary.

Portfolio Managers

Employee	Length of Service	Title
Austin Wen, CFA®	Since October 2018	Co-Portfolio Manager
Rafael Zayas, CFA®	Since April 2024	Co-Portfolio Manager

Buying and Selling Shares

The Fund is an ETF. Individual Shares may only be purchased and sold in the secondary market through a broker-dealer. Shares are listed for trading on a national securities exchange, such as the NYSE Arca. The price of Shares is based on market price, and because ETF Shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (premium) or less than NAV (discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (“the bid-ask spread”). Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website at www.aberdeeninvestments.com/usa/etf.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

abrdn ETFs

abrdn Bloomberg All Commodity Longer Dated Strategy K-1 Free ETF

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Advisor or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange-traded products, including the Fund, or for other activities, such as marketing, educational training or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

abrdn ETFs

abrdn Bloomberg Industrial Metals Strategy K-1 Free ETF

Investment Objective

The abrdn Bloomberg Industrial Metals Strategy K-1 Free ETF (the “Fund”) seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Bloomberg Industrial Metals Total Return SubindexSM (the “Index”).

Fees and Expenses of the Fund

The following table describes the fees and expenses you may pay if you buy, hold and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fees(1)	0.39%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses	0.01%
Total Annual Fund Operating Expenses(1)	0.40%

(1)	Management Fees have been restated to reflect the elimination of the contractual management fees payable by the Fund’s Subsidiary (as defined below) to abrdn Inc. (the “Advisor”).

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same each year. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$41	$128	$224	$505

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may cause the Fund to incur higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or the example above, may affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 0% of the average value of its portfolio. Derivative instruments and instruments with a maturity of one year or less at the time of acquisition are excluded from the calculation of the portfolio turnover rate which leads to the 0% portfolio turnover rate reported above. If these instruments were included in the calculation, the Fund would have a higher portfolio turnover rate.

Principal Investment Strategies

The Fund employs a “passive management” – or indexing – investment approach designed to track the performance of the Index. The Fund operates as an index fund and is not actively managed.

Bloomberg Industrial Metals Total Return SubindexSM

The Index reflects the return on a fully collateralized investment in the Bloomberg Industrial Metals SubindexSM (“BCOMIN”), which is composed of futures contracts on certain industrial metals commodity futures contracts. Futures contracts on commodities generally are agreements between two parties where one party agrees to buy, and the counterparty to sell, a set amount of a physical commodity (or, in some contracts, a cash equivalent) at a pre-determined future date and price. The value of commodity futures contracts is based upon the price movements of the underlying commodities.

abrdn ETFs

abrdn Bloomberg Industrial Metals Strategy K-1 Free ETF

The Index combines the returns of the BCOMIN with the returns on cash collateral invested in 3-month U.S. Treasury Bills. These returns are calculated by using the most recent weekly auction high rate for 13 week (3 Month) U.S. Treasury Bills, as reported on the website http://www.treasurydirect.gov/ published by the Bureau of the Public Debt of the U.S. Treasury, or any successor source, which is generally published once per week on Monday.

The Index is a subindex of the widely followed Bloomberg Commodity IndexSM (“BCOM”), which is composed of futures contracts on physical commodities and is designed to be a highly liquid and broad-based benchmark for commodities futures investments.

The Index and the BCOM are both calculated and published by Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited, the administrator of the Index (collectively, “Bloomberg” or the “Index Provider”). The Index tracks movements in the price of a rolling position in a basket of industrial metals futures with a maturity between 1 and 3 months. “Rolling” means selling a futures contract as it nears its expiration date and replacing it with a new futures contract that has a later expiration date. The difference between the prices of the two contracts when they are rolled is sometimes referred to as a “roll yield,” and the change in price that contracts experience while they are components of the BCOMIN is sometimes referred to as a “spot return.” The Index is designed to track commodity futures contracts and is not linked to the current “spot” or cash price of the underlying commodities. Futures contracts may perform very differently from the current or “spot” prices of underlying commodities.

Futures contracts with a longer term to expiration may be priced higher than futures contracts with a shorter term to expiration, a relationship called “contango.” When rolling futures contracts that are in contango, the Index will sell the expiring contract at a lower price and buy a longer-dated contract at a higher price, resulting in a negative roll yield. Conversely, futures contracts with a longer term to expiration may be priced lower than futures contracts with a shorter term to expiration, a relationship called “backwardation.” When rolling futures contracts that are in backwardation, the Fund will sell the expiring contract at a higher price and buy a longer-dated contract at a lower price, resulting in a positive roll yield.

As of the date of this Prospectus, the Index consists of 5 commodities futures contracts with respect to aluminum, copper, lead, nickel and zinc. As of the date of this Prospectus, there are 6 commodity futures eligible for inclusion in the Index, but 1 of those commodities (tin) is not included in the Index. With the exception of copper, which trades on the Commodity Exchange, Inc. (COMEX), the other industrial metals contracts (aluminum, lead, tin, nickel and zinc) trade on the London Metals Exchange (“LME”).

The Index uses a consistent, systematic process in determining the weightings of included industrial metals. Like the broad BCOM, the weightings of the components of the Index are based on (1) liquidity data; (2) U.S. dollar-weighted production data; and (3) diversification rules that attempt to reduce disproportionate weightings of any single commodity, which potentially reduces volatility in comparison with narrower commodity baskets. Liquidity data is the relative amount of trading activity for a particular commodity and U.S. dollar-weighted production data takes the figures for production in the overall commodities market for all commodities in the Index and weights them in the Index in the same proportion in U.S. dollar terms. The value of the Index is computed on the basis of hypothetical investments in the basket of industrial metals that make up the Index. As of the date of this Prospectus, the Index invests significantly in, and therefore the Fund has significant exposure to, the industrial metals sector.

As of April 1, 2025, the weightings for the contracts included in the Index were as follows:

Commodity	Weighting
Copper	39.71%
Aluminum	25.42%
Zinc	13.69%
Nickel	15.41%
Lead	5.77%

The Index is sponsored by Bloomberg, which is independent of the Fund, the Advisor and Vident Asset Management (the “Sub-Advisor”). Bloomberg determines the composition and relative weightings of the securities in the Index and publishes information regarding the market value of the Index. The composition of the Index is rebalanced and published annually in the month of January.

abrdn ETFs

abrdn Bloomberg Industrial Metals Strategy K-1 Free ETF

The Fund’s Investment Strategy

The Fund uses a “passive” or representative sampling indexing approach to attempt to achieve its investment objective. The Fund does not try to outperform the Index and does not generally take temporary defensive positions. The Fund will invest in only a representative sample of the instruments in the Index, and the Fund may invest in or gain exposure to instruments not contained in the Index or in financial instruments, with the intent of tracking the Index. The Fund will also hold short-term fixed income securities, which may be used as collateral for the Fund’s commodities futures holdings or to generate interest income and capital appreciation on the cash balances arising from its use of futures contracts (thereby providing a “total return” investment in the underlying commodities). In managing the assets of the Fund, the Advisor and Sub-Advisor do not invest the assets of the Fund in instruments based on their view of the investment merit of a particular instrument nor does it conduct conventional investment research or analysis or forecast market movement or trends. The Fund seeks to remain fully invested at all times in financial instruments that, in combination, track the returns of the Index without regard to market conditions, trends or direction. The Fund will rebalance its portfolio when the Index rebalances. Additionally, if the Fund receives a creation unit in cash, the Fund repositions its portfolio in response to assets flowing into or out of the Fund.

Under normal market conditions, the Fund intends to achieve its investment objective by investing in exchange-traded commodity futures contracts through a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”). As a means to provide investment returns that are designed to track those of the Index, the Subsidiary may also invest directly in commodity-linked instruments, including pooled investment vehicles (such as exchange-traded funds and other investment companies), swaps and exchange-traded options on futures contracts, to the extent permitted under the Investment Company Act of 1940, as amended (the “1940 Act”) and any applicable exemptive relief (collectively, “Commodities-Related Assets” and, together with exchange-traded commodities futures contracts, “Commodities Instruments”). The Fund may invest up to 25% of its total assets in the Subsidiary. The Fund is called “K-1 Free” because it is designed to operate differently than commodity-based investments that distribute a “Schedule K-1” to shareholders. Schedule K-1 is a tax form containing information regarding a fund’s income and expenses, which shareholders may find complicates tax return preparation, thus requiring additional time, or the help of a professional tax adviser, at additional cost. By comparison, the Fund is designed to be taxed like a conventional mutual fund and shareholders will instead receive a Form 1099 from the broker-dealer or other financial intermediary through which they invest, from which income, gains, and losses can be entered onto the shareholder’s tax return.

The remainder of the Fund’s assets that are not invested in the Subsidiary (i.e., at least 75% of the Fund’s total assets) will principally be invested in: (1) short-term investment grade fixed income securities that include U.S. government securities and money market instruments; and (2) cash and other cash equivalents. The Fund seeks to use such instruments to generate a total return on the cash balances arising from the use of futures contracts that, when combined with the Fund’s other investments, tracks the total return of the Index.

As noted previously, the Fund will not invest directly in commodity futures contracts but, instead, expects to gain exposure to these investments exclusively by investing in the Subsidiary. The Fund’s investment in the Subsidiary is intended to enable the Fund to gain exposure to relevant commodity markets within the limits of current federal income tax laws applicable to a regulated investment company (“RIC”) such as the Fund, which limit the ability of RICs to invest directly in commodity futures contracts. The Subsidiary and the Fund have the same investment objective. However, the Subsidiary may invest without limitation in the Commodities Instruments. Except as otherwise noted, for the purposes of this Prospectus, references to the Fund’s investments include the Fund’s indirect investments through the Subsidiary.

The Advisor and Sub-Advisor will determine the percentage of the Fund’s assets allocated to the Commodities Instruments held by the Subsidiary that will be invested in exchange-traded commodity futures contracts or Commodities-Related Assets. The Fund does not seek leveraged returns. However, the Fund’s use of instruments to collateralize the Subsidiary’s investments in Commodity Instruments has a leveraging effect and is designed to provide a total return that tracks the return of the Index.

The Fund is classified as “non-diversified” under the 1940 Act.

abrdn ETFs

abrdn Bloomberg Industrial Metals Strategy K-1 Free ETF

Summary of Principal Risks of Investing in the Fund

As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. The Fund’s principal risks are summarized below. The following is a list of the principal risks of investing in the Fund (in alphabetical order after the first 12 risks). Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, total return and/or ability to meet its objective. For more information about the risks of investing in the Fund, see the sections in the Fund’s Prospectus titled “Additional Principal Risk Information about the Funds” and “Additional Non-Principal Risk Information about the Funds.”

Market Risk. The prices of the assets in which the Fund invests may decline for a number of reasons, including in response to local, regional or global economic developments, war, acts of terrorism, trade disputes, the spread of infectious illness or other public health issues, or other events. Deteriorating market conditions might cause a general weakness in the markets that reduces the prices, or yield, of assets in which the Fund invests.

Commodity Price Risk. The NAV of the Fund will be affected by movements in commodity prices generally and by the way in which those prices and other factors affect the prices of the commodity futures contracts. Commodity prices generally may fluctuate widely and may be affected by numerous factors.

Commodity Sector Risks. The daily performance of the current or “spot” price of certain commodities has a direct impact on Fund performance. To the extent the Fund has significant exposure to a particular commodity sector, the Fund may be more susceptible to loss due to adverse occurrences affecting that sector, including a decline in the price of commodities in such sector.

Metals Sector Investment Risk. The daily performance of the spot price of certain industrial metals has a direct impact on Fund performance. Investments in metals may be highly volatile and the market values of such commodities can change quickly and unpredictably due to a number of factors, such as the supply of, and demand for, each metal, the strength of the domestic and global economy, international monetary policy, environmental or labor costs, as well as other significant events, including public health, war or armed conflict, political, legal, financial, accounting and tax matters that are beyond the Fund’s control. The United States or foreign governments may pass laws or regulations limiting metal investments for strategic or other policy reasons. Further, the principal supplies of metal industries may be concentrated in a small number of countries and regions. As of the date of this Prospectus, the Index consists of 5 commodities futures contracts with respect to the following industrial metals: aluminum, copper, lead, nickel and zinc. Consequently, in addition to factors affecting commodities generally that are described above, the Index may be subject to a number of additional factors specific to industrial metals, and in particular aluminum, copper, lead, nickel and zinc, that might cause price volatility. These may include, among others:

•changes in the level of industrial activity using industrial metals, and in particular aluminum, copper, lead, nickel and zinc, including the availability of substitutes such as man-made or synthetic substitutes;

•disruptions in the supply chain, from mining to storage to smelting or refining;

•adjustments to inventory;

•variations in production costs, including storage, labor and energy costs;

•costs associated with regulatory compliance, including environmental regulations; and

•changes in industrial, government and consumer demand, both in individual consuming nations and internationally.

Passive Management Risk. Because the Fund is not “actively” managed, unless a specific security is removed from the Index, the Fund generally would not sell an investment because of the investment’s performance. Additionally, unusual market conditions may cause the Index provider to postpone a scheduled rebalance or reconstitution, which could cause the Index to vary from its normal or expected composition. Therefore, the Fund’s performance could be lower than funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline or a decline in the value of one or more investments. As the Fund may not fully replicate the Index, it is subject to the risk that the investment strategy of the Advisor or Sub-Advisor may not produce the intended results.

abrdn ETFs

abrdn Bloomberg Industrial Metals Strategy K-1 Free ETF

Index Tracking Risk. As with all index funds, the performance of the Fund and the Index may differ from each other for a variety of reasons. For example, the Fund incurs operating expenses and portfolio transaction costs not incurred by the Index. Index tracking risk may also occur because of differences between the investments held in the Fund’s portfolio and those included in the Index, pricing differences (including, as applicable, differences between a security’s price at the local market close and the Fund’s valuation of a security at the time of calculation of the Fund’s NAV), differences in transaction costs, the Fund’s holding of uninvested cash, differences in timing of the accrual of dividends or interest, the requirements to maintain pass-through tax treatment, portfolio transactions carried out to minimize the distribution of capital gains to shareholders, changes to the Index or the need to meet various new or existing regulatory requirements, among other reasons. Moreover, the Fund may be delayed in purchasing or selling investments included in the Index. In addition, the Fund may not be fully invested in the investments included in the Index at all times or may hold investments that are not included in the Index. In addition, the Fund’s use of a representative sampling approach may cause the Fund to not track the return of the Index as would be the case if the Fund purchased all of the instruments in the Index, or invested in them in the exact proportions in which they are represented in the Index. Index tracking risk may be heightened during times of increased market volatility or other unusual market conditions. Index ETFs that track indices with significant weight in futures contracts issuers may experience higher index tracking risk than other index ETFs that do not track such indices.

Index-Related Risk. There is no guarantee that the Fund’s investment results will closely correspond, before fees and taxes, to the performance of the Index or that the Fund will achieve its investment objective. Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to track the Index. Errors in index data, index computations or the construction of the Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. Unusual market conditions may cause the Index Provider to postpone a scheduled rebalance, which could cause the Index to vary from its normal or expected composition.

Fixed Income Securities Risk. Fixed income securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets or adverse investor sentiment. The value of a fixed income security may also fall due to specific conditions that affect a particular sector of the securities market or a particular issuer. Fixed income securities are subject to, among other risks, credit risk, interest rate risk, inflation risk, market risk, liquidity risk, extension risk, and prepayment risk.

Money Market Instruments Risk. Money market instruments may be subject to market risk and credit risk. There is no guarantee that money market instruments will maintain their value.

Futures Contract Risk. The primary risks associated with the use of futures contracts, or swaps or other derivatives referencing futures contracts, are: (i) an imperfect correlation between the value of the futures contract and the value of the underlying commodity; (ii) possible lack of a liquid secondary market for a futures contract; (iii) the inability to open or close a futures contract or cash commodity position when desired; (iv) losses caused by unanticipated market movement, which may result in losses in excess of the amount invested in the futures contract (and potentially may be unlimited); (v) in the event of adverse price movements, an obligation of the Fund to make daily cash payments to maintain its required margin, including at times when it may have insufficient cash and must sell securities from its portfolio to meet those margin requirements at a disadvantageous time; (vi) the possibility that a failure to close a position may result in delivery of an illiquid commodity to the Fund; and (vii) the possibility that rapid selling to avoid delivery of a commodity may result in unfavorable execution prices. Although it is intended that the Fund will only enter into futures contracts if there is an active market for such contracts, there is no assurance that an active market will exist for the contracts at any particular time. Certain of the futures contracts in which the Fund may invest trade on non-U.S. exchanges that impose different requirements than U.S. exchanges. These futures contracts may be subject to additional risks, including greater price volatility, temporary price aberrations and the potential imposition of trading halts and/or limits that constrain appreciation or cause depreciation of the prices of such futures contracts, as well as different and longer settlement periods. In certain circumstances, the Fund may be required to dispose of, or novate, certain of its futures contracts earlier than the contracts’ prompt date in order to meet shareholder redemption requests. The counterparties through which the Fund or the Sub-Advisor trade may impose additional fees and interest charges for novating futures contracts, which may reduce the proceeds due to the Fund on such contracts below the price at which they are valued and the Fund’s NAV may decline as a result.

Roll Yield. During situations where the cost of any futures contracts for delivery on dates further in the future is higher than those for delivery closer in time, the value of the Fund holding such contracts will decrease over time unless the spot price of that contract increases by the same rate as the rate of the variation in the price of the futures contract. The rate of variation could be quite significant and last for an indeterminate period of time, reducing the value of the Fund.

abrdn ETFs

abrdn Bloomberg Industrial Metals Strategy K-1 Free ETF

Small Fund Risk. There can be no assurance that the Fund will grow to or maintain a viable size. Due to the Fund’s small asset base, certain of the Fund’s expenses and its portfolio transaction costs may be higher than those of a fund with a larger asset base. To the extent that the Fund does not grow to or maintain a viable size, it may be liquidated, and the expenses, timing and tax consequences of such liquidation may not be favorable to some shareholders.

Large Shareholder Risk.  Certain shareholders, may from time to time own a substantial amount of the Fund’s Shares. In addition, a third-party investor, the Advisor or an affiliate of the Advisor, an authorized participant, a lead market maker, or another entity may invest in the Fund and hold its investment for a limited period of time solely to facilitate the Fund achieving a specified size or scale. There can be no assurance that any large shareholder would not redeem its investment, that the size of the Fund would be maintained at such levels or that the Fund would continue to meet applicable listing requirements. Redemptions by large shareholders could have a significant negative impact on the Fund. In addition, transactions by large shareholders may account for a large percentage of the trading volume on the NYSE Arca and may, therefore, have a material upward or downward effect on the market price of the Shares. A Fund may also experience adverse tax consequences as a result of a large shareholder transaction. For example, to the extent a Fund permits redemptions in cash, large redemptions by other investors that necessitate the sale of portfolio securities will accelerate the realization of taxable capital gains or losses by the Fund, which may increase taxable distributions to shareholders, and may also increase transaction costs. Furthermore, purchases or redemptions of a large number of Shares relative to the size of a Fund will have adverse tax consequences limiting the use of any capital loss carryforwards and certain other losses to offset any future realized capital gains.

Authorized Participants Risk. Only an authorized participant that has entered into an agreement with the Fund’s distributor (an “Authorized Participant” or “AP”) may engage in creation or redemption transactions directly with the Fund, and none of those APs is obligated to engage in creation and/or redemption transactions. The Fund has entered into AP agreements with only a limited number of institutions. Should these APs cease to act as such or, for any reason, be unable to create or redeem Shares and new APs are not appointed in their place, Shares may trade at a discount to the Fund’s NAV and possibly face delisting.

Cash Transactions Risk. The Fund expects to effect its creations and redemptions primarily for cash due to the nature of its investments. Paying redemption proceeds in cash rather than through in-kind delivery of portfolio securities may require the Fund to dispose of or sell portfolio investments at an inopportune time in order to obtain the cash needed to distribute redemption proceeds. This may also cause the Fund to recognize investment income and/or capital gain that it might not have recognized if it had made a redemption in-kind. As a result, the Fund may be less tax efficient and may have to pay out higher annual distributions than if the Fund used the in-kind redemption process. Disposing or selling portfolio investments may also cause the Fund to incur transaction costs. The Fund may also incur borrowing fees and/or overdraft charges until the sales of portfolio investments necessary to cover a redemption request settle. In addition, settlement periods on the LME may result in the need for the Fund to dispose of, or novate, certain futures contracts early in order to meet redemption requests. In such circumstances, the Fund may incur additional transaction fees and interest charges and the Fund’s NAV may decline based on the difference between the price at which the Fund valued the contracts and the proceeds received.

Commodity Pool Regulatory Risk. The Fund is deemed to be a commodity pool due to its investment exposure to commodity futures contracts and is subject to regulation under the Commodity Exchange Act (“CEA”) and Commodity Futures Trading Commission (“CFTC”) rules as well as the regulatory scheme applicable to registered investment companies. The Advisor is registered as a commodity pool operator (“CPO”) and the Sub-Advisor is registered as a commodity trading advisor (“CTA”). Registration as a CPO and CTA imposes additional compliance obligations on the Advisor, the Sub-Advisor, and the Fund related to additional laws, regulations, and enforcement policies, which could increase compliance costs for the Advisor or Sub-Advisor and may affect the operations and financial performance of the Fund. These requirements are also subject to change at any time.

Cybersecurity Risk. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Advisor and/or its service providers (including, but not limited to, Fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality.

Investment Company Securities. To the extent the Fund or its Subsidiary invests in securities of other investment companies, including exchange-traded funds, the Fund will bear a proportionate share of the fees and expenses paid by such other investment company, including advisory and administrative fees.

Investment Risk. An investor may lose the value of their entire investment or part of their investment in Shares.

abrdn ETFs

abrdn Bloomberg Industrial Metals Strategy K-1 Free ETF

Leverage Risk. To the extent the Fund is exposed directly or indirectly to leverage (through investments in commodities futures contracts) the value of the Fund may be more volatile than if no leverage were present.

Market Trading Risk. There can be no assurance as to the price at which, or volume in which, it may at any time be possible to buy or sell Shares in the public trading market. Although the Shares are listed for trading on NYSE Arca, there can be no assurance that an active trading market for such Shares will develop or be maintained. Although it is expected that the market price of the Shares will approximate the Fund’s NAV when purchased and sold in the secondary market, the Fund faces numerous market trading risks, including the potential lack of an active market for Shares, disruptions in the securities markets in which the Fund invests, periods of high market volatility and disruptions in the creation/redemption process. Any of these may lead to times when the market price of the Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount).

Non-Diversification Risk. As a “non-diversified” fund, the Fund may hold a smaller number of portfolio securities than many other funds. To the extent the Fund invests in a relatively small number of issuers, a decline in the market value of a particular security held by the Fund may affect its value more than if it invested in a larger number of issuers. The value of Shares may be more volatile than the values of shares of more diversified funds. However, the Fund intends to satisfy the asset diversification requirements for classification as a RIC under Subchapter M of the Code.

Sampling Risk. The Fund’s use of a representative sampling approach may result in it holding a smaller number of instruments than are included in the Index. As a result, an adverse development respecting an investment held by the Fund could result in a greater decline in NAV than would be the case if the Fund held all of the components of the Index. Conversely, a positive development relating to a constituent of the Index that is not held by the Fund could cause the Fund to underperform the Index. To the extent the assets in the Fund are smaller, these risks will be greater. A representative sampling strategy may increase the Fund’s susceptibility to Index Tracking Risk.

Subsidiary Investment Risk. Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary are organized, respectively, could result in the inability of the Subsidiary to operate as intended and could negatively affect the Fund and its shareholders. The Subsidiary is not registered under the 1940 Act, and, unless otherwise noted in this Prospectus, is not subject to the investor protections of the 1940 Act.

Swap Agreements. Swaps can involve greater risks than a direct investment in an underlying asset and these may increase or decrease the overall volatility of the Fund’s investment and its share price. Swaps may be subject to illiquidity risk, and it may not be possible for the Fund to liquidate a swap position at an advantageous time or price, which may result in significant losses. As with other transactions, the Fund will bear the risk that the counterparty will default, which could cause losses to the Fund.

Tax Risk. In order to qualify for the favorable U.S. federal income tax treatment accorded to a RIC under Subchapter M of the Code, the Fund must, among other requirements, derive at least 90% of its gross income in each taxable year from certain categories of income (“qualifying income”) and must satisfy certain asset diversification requirements. Certain of the Fund’s commodity-related investments, if made directly, will not generate income that is qualifying income. The Fund intends to hold such commodity-related investments indirectly, through the Subsidiary. The Fund’s investment in the Subsidiary is expected to provide the Fund with exposure to the commodities markets within the limitations of the federal tax requirements of Subchapter M of the Code for qualification as a RIC. The Advisor and/or Sub-Advisor will carefully monitor the Fund’s investment in the Subsidiary to ensure that no more than 25% of the Fund’s assets are invested in the Subsidiary to ensure compliance with the Fund’s asset diversification test for qualification as a RIC under Subchapter M of the Code. If the Fund was to fail to meet the qualifying income test or the asset diversification test and fail to qualify as a RIC, it would be taxed in the same manner as an ordinary corporation, and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. The failure by the Fund to qualify as a RIC would have significant negative tax consequences to Fund shareholders and would affect a shareholder’s return on its investment in such Fund. Under certain circumstances, the Fund may be able to cure a failure to meet the qualifying income test or the asset diversification test if such failure was due to reasonable cause and not willful neglect, but in order to do so the Fund may incur significant fund-level taxes, which would effectively reduce (and could eliminate) the Fund’s returns. The Fund’s strategy of investing through its Subsidiary in commodity-related instruments may cause the Fund to recognize more ordinary income than would be the case if the Fund did not invest through a Subsidiary, resulting in distributions from the Fund that are taxable to individual shareholders at ordinary income tax rates rather than at the more favorable tax rates for long-term capital gains.

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abrdn Bloomberg Industrial Metals Strategy K-1 Free ETF

Fund Performance

The bar chart and table that follow show how the Fund has performed on a calendar year basis and provides some indication of the risks of investing in the Fund by showing the variability of the Fund’s return based on net assets and comparing the Fund’s performance to a broad-based securities market index, to the Bloomberg Commodity Index Total ReturnSM, and to the Index. The Fund changed its appropriate broad-based securities market index to the S&P 500 Total Return Index from the Bloomberg Commodity Index Total ReturnSM, to comply with a regulatory requirement to compare the Fund’s performance to a broad-based securities market index. For comparative purposes, the Fund is including the performance of the Bloomberg Commodity Index Total ReturnSM and the Index. Past performance does not necessarily indicate how the Fund will perform in the future. Updated performance information will be available at www.aberdeeninvestments.com/usa/etf.

Annual Returns as of December 31

For the period shown in the bar chart above:

Best Quarter	March 31, 2022	22.72%
Worst Quarter	June 30, 2022	-26.53%

Average Annual Total Returns (for the periods ended December 31, 2024)	One Year	Since Inception of Fund	Inception Date of Fund
Before Taxes	3.17%	-1.73%	September 22, 2021
After Taxes on Distributions	-1.17%	-3.70%
After Taxes on Distributions and Sale of Shares	1.87%	-2.12%
S&P 500 Index Total Return (reflects no deduction for fees, expenses or taxes)	25.02%	10.59%
Bloomberg Commodity Index Total ReturnSM (reflects no deduction for fees, expenses or taxes)	5.38%	4.01%
Bloomberg Industrial Metals Total Return SubindexSM (reflects no deduction for fees, expenses or taxes)	3.54%	-1.15%

Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). After-tax returns may exceed the return before taxes due to an assumed tax benefit from realizing a capital loss on a sale of shares.

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abrdn Bloomberg Industrial Metals Strategy K-1 Free ETF

Management

Investment Advisor and Sub-Advisor

abrdn Inc. serves as the investment advisor to the Fund and the Subsidiary.

Vident Asset Management serves as the sub-advisor to the Fund and the Subsidiary.

Portfolio Managers

Employee	Length of Service	Title
Austin Wen, CFA®	Since the Fund’s inception	Co-Portfolio Manager
Rafael Zayas, CFA®	Since April 2024	Co-Portfolio Manager

Buying and Selling Shares

The Fund is an ETF. Individual Shares may only be purchased and sold in the secondary market through a broker-dealer. Shares are listed for trading on a national securities exchange, such as the NYSE Arca. The price of Shares is based on market price, and because ETF Shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (premium) or less than NAV (discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (“the bid-ask spread”). Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website at www.aberdeeninvestments.com/usa/etf.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Advisor or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange-traded products, including the Fund, or for other activities, such as marketing, educational training or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

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Additional Information about the Funds

Additional Investment Objective Information

Each Fund’s investment objective is a non-fundamental policy. Non-fundamental investment objectives and policies may be changed by the Board of Trustees (the “Board”) of abrdn ETFs (the “Trust”), of which each Fund is a series, without shareholder approval. In the case of any material change to the principal investment strategies of a Fund, investors in that Fund should consider whether that Fund remains an appropriate investment for them. There is no guarantee that a Fund will achieve its investment objective.

Additional Information About Each Fund’s Investment Strategy

Each Fund’s investment objective seeks to provide investment results that closely correspond, before fees and expenses, to the performance of an underlying index (respectively, an “Index” and collectively the “Indices”). Each Fund uses a “passive” representative sampling indexing approach to attempt to achieve each Fund’s investment objective. Each Fund does not try to outperform its respective Index and does not generally take temporary defensive positions. Each Fund may invest in only a representative sample of the instruments in its respective Index, and each Fund may invest in or gain exposure to instruments not contained in the Index or in financial instruments, with the intent of tracking the Index. Each Fund will also hold short-term fixed income securities, which may be used as collateral for the Fund’s commodities futures holdings or to generate interest income and capital appreciation on the cash balances arising from its use of futures contracts (thereby providing a “total return” investment in the underlying commodities). In managing the assets of each Fund, the Advisor and Sub-Advisor do not invest the assets of the Fund in instruments based on their view of the investment merit of a particular instrument, nor do they conduct conventional investment research or analysis or forecast market movement or trends. Each Fund seeks to remain fully invested at all times in financial instruments that, in combination, track the returns of its respective Index without regard to market conditions, trends or direction. Each Fund will rebalance its portfolio when its respective Index rebalances. Additionally, if a Fund receives a creation unit in cash, the Fund repositions its portfolio in response to assets flowing into or out of the Fund. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. The Sub-Advisor generally expects a Fund to hold less than the total number of instruments in the Index, but reserves the right to hold as many instruments as it believes necessary to achieve the Fund’s investment objective. In addition, from time to time, instruments are added to or removed from the Index. Each Fund may sell instruments that are represented in the Index, or purchase securities that are not yet represented in the Index, in anticipation of their removal from or addition to the Index. Further, the Sub-Advisor may choose to underweight or overweight instruments, purchase or sell instruments not in the Index, or utilize various combinations of other available investment techniques, in seeking to track each Fund’s Index.

Under normal market conditions, each Fund intends to invest, through its Subsidiary (collectively, the “Subsidiaries”), in commodity futures, centrally and non-centrally cleared swaps, exchange-traded options on futures contracts and exchange-traded commodity linked instruments.

Commodity Instruments are linked to underlying physical and tangible assets and each Fund will seek to invest in these assets without holding the physical assets directly. Federal tax laws prevent the Funds from directly holding physical commodities or Commodity Instruments and each Fund will therefore invest indirectly in the Commodity Instruments through its holdings in its respective Subsidiary. By investing through the Subsidiaries, the Funds are able to gain exposure to the Commodity Instruments within the limits of the federal tax laws, including Subchapter M Code. Each Fund is called “K-1 Free” because it is designed to operate differently than commodity-based investments that distribute a “Schedule K-1” to shareholders. Schedule K-1 is a tax form containing information regarding a fund’s income and expenses, which shareholders may find complicates tax return preparation, thus requiring additional time, or the help of a professional tax adviser, at additional cost. By comparison, each Fund is designed to be taxed like a conventional mutual fund and shareholders will instead receive a Form 1099 from the broker-dealer or other financial intermediary through which they invest, from which income, gains, and losses can be entered onto the shareholder’s tax return.

Each Subsidiary is organized under the laws of the Cayman Islands and is wholly-owned and invested by its respective Fund. Interests in each Subsidiary will not be sold or offered to other investors. Each Subsidiary is overseen by its own board of directors and the Advisor serves as investment advisor to each Subsidiary, managing it in accordance with the policies and procedures of the relevant Fund. Each Fund’s investment in its Subsidiary may not exceed 25% of the Fund’s total assets at each fiscal quarter end. The investment objective of each Subsidiary is the same as that of the relevant Fund that wholly-owns that Subsidiary.

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Additional Information about the Funds

Like each Fund, each Subsidiary also may invest in cash or highly liquid securities intended to promote liquidity, serve as margin or collateralize the Subsidiary’s positions in Commodities Instruments. The remainder of each Fund’s assets that are not invested in the Subsidiary will principally be invested in: (1) short-term investment grade fixed income securities that include U.S. government securities and money market instruments; and (2) cash and other cash equivalents. Each Fund will use such instruments to generate a total return and to provide liquidity, serve as margin or otherwise collateralize investment in Commodity Instruments.

If a registered investment company (such as each of the Funds) invests more than a specified amount of its NAV in CFTC-regulated futures, options and swaps or provides exposure to such instruments, it becomes subject to certain requirements adopted by the CFTC. As each Fund will pass this NAV threshold in its investments, it will be deemed to be a “commodity pool” and the Advisor will be registered as a commodity pool operator and the Sub-Advisor will be a CTA. The Advisor and Sub-Advisor will manage both the Funds and the Subsidiaries in accordance with applicable CFTC rules and, in addition, with respect to the Funds, to the rules that apply to registered investment companies.

The Funds may not hold more than 25% of their total assets in securities of issuers (other than in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities or securities of other investment companies) in any one industry or group of industries.

Additional Information Regarding the Indices

Each Index is an index or subindex of the Bloomberg Commodity IndexSM (“BCOM”) family of indices, which is published by Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited, the administrator of the indices, (collectively, “Bloomberg” or the “Index Provider”).

The BCOM provides broad-based exposure to commodities as an asset class, since no single commodity or commodity sector dominates the BCOM. Rather than being driven by micro-economic events affecting one commodity market or sector, the BCOM is comprised of futures contracts on a broad basket of underlying commodities, which potentially reduces volatility in comparison with narrower commodity baskets. The Bloomberg Industrial Metals SubindexSM is a subindex of the BCOM and is composed of futures contracts on certain industrial metals commodity futures contracts.

Each index or subindex of the BCOM is an index that uses trading volume data in addition to production value data in determining the selection and relative weightings of represented commodity futures contracts. Commodity futures contracts are selected by the Bloomberg Index Oversight Committee (the “Oversight Committee”) for representation in the BCOM and its subindices when the underlying commodities are believed to be sufficiently significant to the world economy to merit consideration. These designated futures contracts are then weighted according to a proprietary methodology for liquidity and production, and contracts with insufficient liquidity and/or production are eliminated.

Because it does not take delivery of the underlying commodities, each Index is a “rolling index.” The composition of each Index is rebalanced by Bloomberg each year pursuant to its methodology by index managers operating under the supervision of the Oversight Committee. Once approved, the new composition of each Index is publicly announced and takes effect in the month of January immediately following the announcement.

Principal Investment Strategies

The following are expected to be principal investment strategies of each Fund:

Commodity Futures. Each Fund, through its Subsidiary, invests in exchange-traded commodity futures contracts as part of its principal investment strategies. Commodity futures contracts are an agreement to buy or sell a certain amount of a commodity at a specific price on a specific date (their expiration) which are negotiated and traded on futures exchanges. Commodity futures contracts are generally based upon commodities within the following commodity groups: energy, industrial metals, agriculture, precious metals, foods and fibers, and livestock.

Commodity futures contracts are traded on futures exchanges which provide a central marketplace to negotiate and transact futures contracts, a clearing corporation to process trades and a secondary market. Commodity futures exchanges provide standardization with regards to certain key features such as expiration dates, contract sizes and terms and conditions of delivery. Commodity futures exchanges set a maximum permissible price movement either up or down during a single trading day and when this limit has been reached, no trades may be placed that day at a price beyond that limit. This limit could prevent a Fund from trading when it may

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Additional Information about the Funds

otherwise be advantageous to do so. Even with daily price limits, commodity futures contracts have historically experienced greater price volatility than traditional assets such as stocks or bonds. Accordingly, the NAV of a Fund’s shares may be subject to greater volatility than if the Fund only invested in stocks or bonds. Exchanges may also impose position limit rules limiting the value or number of contracts in one commodity that may be held by one market participant to ensure that the amount of futures contracts that any one party may hold in a particular commodity at any point in time to ensure that no one participant can control a significant portion of the market in a particular commodity. In order to comply with the position limits established by the CFTC and the relevant exchanges, the Advisor and/or Sub-Advisor could in the future reduce the size of positions that would otherwise be taken for the Fund or not trade in certain markets on behalf of the Fund in order to avoid exceeding such limits. A violation of position limits by the Advisor and/or Sub-Advisor could lead to regulatory action resulting in mandatory liquidation of certain positions held by the Advisor and/or Sub-Advisor on behalf of the Fund. There can be no assurance that the Advisor and/or Sub-Advisor will liquidate positions held on behalf of all the Advisor and/or Sub-Advisor’s accounts in a proportionate manner or at favorable prices, which could result in substantial losses to the Fund. Such policies could affect the nature and extent of derivatives use by the Fund. In addition, the CFTC has adopted amendments to its position limits rules that established certain new and amended position limits for 25 specified physical commodity futures and related options contracts traded on exchanges, other futures contracts and related options directly or indirectly linked to such 25 specified contracts, and any OTC transactions that are economically equivalent to the 25 specified contracts. The limits may constrain the ability of the Fund to use such contracts. The amendments also modify the bona fide hedging exemption for which certain swap dealers were previously eligible, which could limit the amount of speculative OTC transaction capacity each such swap dealer would have available for the Fund going forward.

As futures contracts near expiration, they are often replaced with a later dated contract in a process known as “rolling.” This involves selling the contracts before they expire and purchasing similar contacts that have a later expiration date. Any difference between the price for the nearer delivery month contract and the price for distant month contract is known as a ‘roll yield’ and this can be either a positive amount or a negative amount. Futures contracts may be satisfied at expiration by delivery of the relevant commodity from one party to the other.

Commodity futures contract prices are generally comprised of the price of the relevant commodity as well as the costs of storing the physical commodity. Storage costs include (i) the time value of money invested in the physical commodity, (ii) plus the costs of storing the commodity, (iii) less any benefits of owning the physical commodity not obtained by the holder of a futures contract (the “convenience yield”).

Due to the volatility of commodity futures and the risk of credit risk exposure to the counterparty to the contract, commodity futures exchanges each have clearing corporations which act as counterparty to all contracts by either buying or selling directly to the market participants. This means that when each Subsidiary purchases or sells commodity futures contracts, their obligations will be to the clearinghouse and it will be the clearinghouse that is obliged to satisfy the Subsidiaries’ rights under a commodity futures contract.

To ensure a party to a futures contract fulfills its obligations to the clearinghouse, all participants are required to post and maintain a level of collateral (the collateral is known as “margin”). An exchange will set the margin requirements for the contracts which trade there and these can be modified by the terms of the futures contract. Margin requirements range upward from less than 5% of the value of the futures contract being traded. Margin requirements can be offset by other opposing futures transactions, but margin payments will continue to be required.

When the price of a particular futures contract increases (in the case of a sale) or decreases (in the case of a purchase) and any loss on the futures contract means that the margin already held does not satisfy margin requirements, further margin must be posted. Conversely, if there is a favorable price change in the futures contract any excess margin may be removed from the relevant deposit account. Any margin deposited by a Subsidiary should earn interest income.

Derivatives. Each Fund uses derivative instruments as part of its investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to bonds, interest rates, currencies, commodities, and related indexes. Examples of derivative instruments include forward contracts, currency and interest rate swaps, currency options, futures contracts, options on futures contracts and swap agreements. The Fund’s use of derivative instruments will be underpinned by investments in short-term, high-quality instruments, such as U.S. money market securities.

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Additional Information about the Funds

Rule 18f-4 under the 1940 Act governs a registered investment company’s use of derivatives and certain other instruments. Under Rule 18f-4, a Fund must limit its derivatives exposure through a value-at-risk test, adopt and implement a derivatives risk management program, and comply with certain reporting requirements.

These requirements may limit the ability of the Fund to use derivatives and other relevant transactions as part of its investment strategies. These requirements may increase the cost of the Fund’s investments and cost of doing business, which could adversely affect investors.

Swap Agreements. Each Fund may enter into swap agreements, including interest rate swaps. A typical interest rate swap involves the exchange of a floating interest rate payment for a fixed interest payment. Swap agreements may be used to hedge or achieve exposure to, for example, interest rates and money market securities without actually purchasing such securities. Each Fund may use swap agreements to invest in a market without owning or taking physical custody of the underlying securities in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable. Swap agreements will tend to shift a Fund’s investment exposure from one type of investment to another or from one payment stream to another.

Investment Company Securities. Each Fund may invest in the securities of other investment companies to the extent permitted by law or regulation. If a Fund invests in and, thus, is a shareholder of, another investment company, the Fund’s shareholders will indirectly bear the Fund’s proportionate share of the fees and expenses paid by such other investment company, including advisory fees, in addition to both the management fees payable directly by the Fund to the Fund’s own investment advisor and the other expenses that the Fund bears directly in connection with the Fund’s own operations. The Fund will also be subject to the risks of the underlying investment company’s portfolio securities.

Money Market Instruments. Each Fund may invest a portion of its assets in high-quality money market instruments on an ongoing basis to provide liquidity or for other reasons. The instruments in which a Fund may invest include: (i) short-term obligations issued by the U.S. Government; (ii) negotiable certificates of deposit (“CDs”), fixed time deposits and bankers’ acceptances of U.S. and foreign banks and similar institutions; (iii) commercial paper rated at the date of purchase “Prime-1” by Moody’s or “A-1+” or “A-1” by Standard & Poor’s (“S&P”) or, if unrated, of comparable quality as determined by the Fund; and (iv) repurchase agreements. U.S. government securities are obligations of, or guaranteed by, the U.S. government, its agencies or government-sponsored enterprises and such obligations may be short-, intermediate- or long-term. CDs are short-term negotiable obligations of commercial banks. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Banker’s acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

Additional Principal Risk Information about the Funds

Authorized Participants Risk. Only an authorized participant that has entered into an agreement with a Fund’s distributor (an “Authorized Participant” or “AP”) may engage in creation or redemption transactions directly with the Fund, and none of those APs is obligated to engage in creation and/or redemption transactions. The Funds have entered into AP agreements with only a limited number of institutions. Should these APs cease to act as such or for any reason be unable to create or redeem Shares and new APs not appointed in their place, Shares may trade at a discount to that Fund’s NAV and possibly face trading halts or delisting.

Cash Transactions Risk. Each Fund expects to effect its creations and redemptions primarily for cash due to the nature of its investments. Paying redemption proceeds in cash rather than through in-kind delivery of portfolio securities may require a Fund to dispose of or sell portfolio investments to obtain the cash needed to distribute redemption proceeds at an inopportune time. This may cause a Fund to recognize investment income and/or capital gains that it might not have recognized if it had made a redemption in-kind. As a result, the Fund may be less tax efficient and may have to pay out higher annual distributions than if the in-kind redemption process was used. As a practical matter, only institutions and large investors, such as market makers or other large broker-dealers, purchase or redeem Creation Units. Most investors will buy and sell Shares from other investors on an exchange. Redemption requests may occasionally exceed the cash balance of a Fund and result in credit line borrowing fees and/or overdraft charges to the Fund until the sales of portfolio securities necessary to cover the redemption request settle. In addition, settlement periods on the LME may result in the need for a Fund to dispose of, or novate, certain futures contracts early in order to meet redemption requests. In such circumstances, a Fund may incur additional transaction fees and interest charges and the Fund’s NAV may decline based on the difference between the price at which the Fund valued the contracts and the proceeds received.

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Additional Information about the Funds

Cayman Subsidiary. Each Fund will not invest directly in commodity futures contracts but, instead, expects to gain exposure to these investments exclusively by investing in its Subsidiary. A Fund’s investment in its Subsidiary is intended to enable that Fund to gain exposure to relevant commodity markets within the limits of current federal income tax laws applicable to investment companies such as the Funds, which limit the ability of investment companies to invest directly in commodity futures contracts. Each Subsidiary will have the same investment objective as the relevant Fund. However, the Subsidiary may invest without limitation in the Commodities Instruments. Except as otherwise noted, references to a Fund’s investments include that Fund’s indirect investments through its Subsidiary. A Fund will invest up to 25% of its total assets in the Subsidiary.

None of the Subsidiaries have registered under the 1940 Act and, except as noted in this Prospectus or the SAI, are each not directly subject to its investor protections. The Board has oversight responsibility for the investment activities of each Fund, including each Fund’s investments in its Subsidiary and each Fund’s role as the sole shareholder of its Subsidiary. The Advisor also serves as advisor to each Subsidiary.

Each Fund complies with the provisions of the 1940 Act governing investment policies (Section 8) and capital structure and leverage (Section 18) on an aggregate basis with the Subsidiary.

Each Subsidiary will also enter into separate contracts for the provision of custody and administration services with the same service providers or with affiliates of the same service providers that provide those services to the Funds.

Changes in the laws of the United States (where the Funds are organized) and/or the Cayman Islands (where each Subsidiary is incorporated) could prevent a Fund and/or the relevant Subsidiary from operating as described in this Prospectus and the SAI and could negatively affect a Fund and its shareholders. For example, as of the date of this Prospectus, the Cayman Islands does not impose certain taxes on each Subsidiary, including income and capital gains tax, among others. If Cayman Islands laws were changed to require a Subsidiary to pay Cayman Islands taxes, this could lead to a decrease in the NAV of the Fund.

The financial statements of a Subsidiary are and will be consolidated with the relevant Fund’s financial statements in that Fund’s Annual and Semi-Annual Reports.

Commodity Pool Regulatory Risk. Each Fund is deemed to be a commodity pool due to its investment exposure to commodity futures contracts and is subject to regulation under the CEA and CFTC rules as well as the regulatory scheme applicable to registered investment companies. The Advisor is registered as a CPO and the Sub-Advisor is registered as a CTA. Registration as a CPO and CTA imposes additional compliance obligations on the Advisor, the Sub-Advisor, and each Fund related to additional laws, regulations, and enforcement policies, which could increase compliance costs for the Advisor or Sub-Advisor and may affect the operations and financial performance of the Fund. These requirements are also subject to change at any time.

Commodity Price Risk. The NAV of a Fund will be affected by movements in commodity prices generally and by the way in which those prices and other factors affect the prices of the commodity futures contracts as explained in “Roll Yield” below. Commodity prices generally may fluctuate widely and may be affected by numerous factors, including:

•global or regional political, economic or financial events and situations, particularly war, terrorism, expropriation and other activities which might lead to disruptions to supply from countries that are major commodity producers;

•investment trading, hedging or other activities conducted by large trading houses, producers, users, hedge funds, commodities funds, governments or other speculators which could impact global supply or demand;

•the weather, which can affect short-term demand or supply for some commodities;

•the future rates of economic activity and inflation, particularly in countries which are major consumers of commodities;

•major discoveries of sources of commodities; and

•disruptions to the infrastructure or means by which commodities are produced, distributed and stored, which are capable of causing substantial price movements in a short period of time.

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Additional Information about the Funds

Prices of commodity futures contracts fluctuate widely and have in the past experienced periods of extreme volatility and this may be affected by:

•commodity prices generally;

•trading activities on the exchanges upon which they trade, which might be impacted by the liquidity in the futures contracts; and

•trading activity specific to particular futures contract(s) and maturities.

Commodity Sector Risks. The daily performance of the current or “spot” price of certain commodities has a direct impact on Fund performance. To the extent a Fund has significant exposure to a particular commodity sector, the Fund may be more susceptible to loss due to adverse occurrences affecting that sector, including a decline in the price of commodities in such sector.

Agricultural Sector Investment Risk. The daily performance of the spot price of certain agricultural commodities, including coffee, corn, cotton, lean hogs, live cattle, soybean meal, soybean oil, soybeans, sugar, wheat (Chicago and KC hard red winter), has a direct impact on Fund performance. Investments in the agriculture sector may be highly volatile and the market values of such commodities can change quickly and unpredictably due to a number of factors, such as the supply of, and demand for, each commodity, the strength of the domestic and global economy, legislative or regulatory developments relating to food safety, as well as other significant events, including public health, political, legal, financial, accounting and tax matters that are beyond a Fund’s control. In addition, increased competition caused by economic recession, labor difficulties and changing consumer tastes and spending can impact the demand for agricultural products and, in turn, the value of such investments.

Energy Sector Investment Risk. The daily performance of the spot price of certain energy-related commodities, including crude oil (West Texas Intermediate, or WTI, and Brent), low sulfur gas oil, natural gas, RBOB (reformulated blendstock for oxygenate blending) gasoline and ULS (ultra low sulfur) diesel, has a direct impact on Fund performance. Energy commodities’ market values are significantly impacted by a number of factors, such as the supply of, and demand for, each commodity, the strength of the domestic and global economy, significant world events, wars or armed conflicts in geographic areas where energy infrastructures and resources are concentrated, capital expenditures on exploration and production, energy conservation efforts, government regulation and subsidization and technological advances. Investments in the energy sector may be cyclical and/or highly volatile and subject to swift price fluctuations. In addition, significant declines in the price of oil may contribute to significant market volatility, which may adversely affect a Fund’s performance. The energy sector has recently experienced significant volatility due to dramatic changes in the prices of energy commodities, and it is possible that such volatility will continue in the future.

Metals Sector Investment Risk. The daily performance of the spot price of certain industrial and precious metals, including aluminum, copper, gold, lead, nickel, silver and zinc, has a direct impact on Fund performance. Investments in metals may be highly volatile and the market values of such commodities can change quickly and unpredictably due to a number of factors, such as the supply of, and demand for, each metal, the strength of the domestic and global economy, international monetary policy, environmental or labor costs, as well as other significant events, including public health, war or armed conflict, political, legal, financial, accounting and tax matters that are beyond a Fund’s control. The United States or foreign governments may pass laws or regulations limiting metal investments for strategic or other policy reasons. Further, the principal supplies of metal industries may be concentrated in a small number of countries and regions.

Cybersecurity Risk. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause a Fund, the Advisor and/or its service providers (including, but not limited to, Fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality.

Fixed Income Securities Risk. Fixed income securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets or adverse investor sentiment. The value of a fixed income security may also fall due to specific conditions that affect a particular sector of the securities market or a particular issuer. Fixed income securities are

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Additional Information about the Funds

subject to, among other risks, credit risk, interest rate risk, inflation risk, market risk, liquidity risk, extension risk, and prepayment risk. Fixed income securities are not traded on exchanges. The over-the-counter market may be illiquid, and there may be times when no counterparty is willing to purchase or sell certain securities. The nature of the market may make valuations difficult or unreliable.

Credit Risk. Credit risk refers to the possibility that the issuer of a security will not be able to make principal and/or interest payments when due and is broadly gauged by the credit ratings of the securities in which a Fund invests. However, ratings are only the opinions of rating agencies and are not guarantees of the quality of the securities. In addition, the depth and liquidity of the market for a fixed income security may affect its credit risk. Credit risk of a security may change over its life and rated securities are often reviewed and may be subject to downgrade by a rating agency. A Fund purchasing bonds faces the risk that the creditworthiness of an issuer may decline, or the market’s perception of an issuer’s creditworthiness may decline, causing the value of the bonds to decline. In addition, an issuer may not be able to make timely payments on the interest and/or principal on the bonds it has issued.

Interest Rate Risk. Interest rates have an effect on the value of a Fund’s fixed income investments because the value of those investments will vary as interest rates fluctuate. Generally, fixed income securities will decrease in value when interest rates rise and when interest rates decline, the value of fixed income securities can be expected to rise. In periods of market volatility, the market values of fixed income securities may be more sensitive to changes in interest rates. In addition, a Fund’s income may decline due to falling interest rates or other factors. Interest rate risk is generally lower for shorter-term investments and higher for longer-term investments. For example, the price of a security with a ten-year duration would be expected to drop by approximately 10% in response to a 1% increase in interest rates.

Inflation Risk. Inflation risk is the risk that prices of existing fixed-rate debt securities will decline due to inflation or the threat of inflation. The income produced by these securities is worth less when prices for goods and services rise. To compensate for this loss of purchasing power, the securities trade at lower prices. Inflation also reduces the purchasing power of any income you receive from a Fund.

Liquidity Risk. A Fund may make investments that are, or may become, less liquid due to various factors, including general market conditions or conditions impacting the issuer of, or counterparty to, the investment. These investments may be more difficult to value or sell, particularly in times of market turmoil, and there may be fewer trading opportunities available for the investments. Less liquid investments may have higher risks than more liquid investments. These risks may be magnified as interest rates rise or in other circumstances. If a Fund is forced to sell a less liquid investment to fund redemptions or to raise cash, it may be forced to sell the investment at a loss or for less than its fair value.

Extension Risk. Extension risk is the risk that principal repayments will not occur as quickly as anticipated, causing the expected maturity of a security to increase. Rapidly rising interest rates may cause prepayments to occur more slowly than expected, thereby lengthening the maturity of the securities held by the Fund and making their prices more sensitive to rate changes and more volatile.

Prepayment Risk. As interest rates decline, debt issuers may repay or refinance their loans or obligations earlier than anticipated. This forces the Fund to reinvest the proceeds from the principal prepayments at lower rates, which reduces the Fund’s income.

Futures, Options and Options on Futures Contracts. The risk of loss in trading futures contracts or uncovered call options in some strategies (e.g., selling uncovered stock index futures contracts) is potentially unlimited. The Funds do not currently plan to use futures and options contracts in this way. The risk of a futures position may still be large as traditionally measured due to the low margin deposits required. In many cases, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor relative to the size of a required margin deposit. The Funds, however, intend to utilize futures and options contracts in a manner designed to limit its risk exposure to levels comparable to direct investment in stocks.

Utilization of futures and options on futures by a Fund, through its Subsidiary, involves the risk of loss by the Subsidiary (and, ultimately, by the Fund and its shareholders) of margin deposits in the event of bankruptcy of a broker with whom the Subsidiary has an open position in the futures contract or option. The purchase of put or call options will be based upon predictions by a Subsidiary as to anticipated trends, which predictions could prove to be incorrect.

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Additional Information about the Funds

There is also liquidity risk that a particular future cannot be sold, closed out, or replaced quickly at or very close to its fundamental value. If the Subsidiary encounters problems and it is not possible to close out the relevant positions, it might be required to continue to maintain such assets or accounts or make such payments until the position expires, matures, or is closed out. This could prevent the Subsidiary from being able to sell a security or make an investment at the optimum time or require it to sell that investment at a disadvantageous time. Due to liquidity risk in the underlying instruments, there is no assurance that any futures position can be sold or closed out at a time and price that is favorable to the Subsidiary.

The potential for loss related to the purchase of an option on a futures contract is limited to the premium paid for the option plus transaction costs. Because the value of the option is fixed at the point of sale, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract. However, the value of the option changes daily and that change would be reflected in the NAV of a Fund. The potential for loss related to writing options may be unlimited.

Although it is intended that the Funds will only enter into futures contracts if there is an active market for such contracts, there is no assurance that an active market will exist for the contracts at any particular time. An exchange may halt or suspend trading in such instruments, potentially for an extended period of time. When trading in such instruments is halted or suspended, it may not be possible to enter into or close out of positions in such instruments when it would otherwise be desirable to do so. An exchange may also cancel trades in futures contracts, which could prevent a Fund from implementing its investment strategy. These actions could significantly impact the value of such instruments and potentially subject a Fund to substantial losses. They could also make it more difficult for a Fund to value a particular instrument, potentially resulting in tracking error. In addition, they could cause a Fund to hold a particular instrument until the contractual delivery date or impair the Fund’s ability to access assets used to cover its positions in such instruments. Furthermore, when an exchange cancels, halts or suspends trading in one instrument, the value or liquidity of other instruments may also be impacted.

Certain of the futures contracts in which a Fund may invest trade on non-U.S. exchanges, such as the London Metal Exchange (“LME”), that impose different requirements than U.S. exchanges. These futures contracts may be subject to additional risks, including greater price volatility, temporary price aberrations and the potential imposition of trading halts and/or limits that constrain appreciation or cause depreciation of the prices of such futures contracts, as well as different and longer settlement periods. In certain circumstances, a Fund may be required to dispose of, or novate, certain of its futures contracts earlier than the contracts’ prompt date in order to meet shareholder redemption requests. The counterparties through which a Fund or the Sub-Advisor trade may impose additional fees and interest charges for novating futures contracts, which may reduce the proceeds due to the Fund on such contracts below the price at which they are valued and the Fund’s NAV may decline as a result. For example, unlike U.S. futures exchanges, the LME has no daily price fluctuation limits that restrict the extent of daily fluctuations in the prices of contracts traded on the LME, thereby creating the possibility that prices for one or more contracts traded on the LME, including the index component, could continue to decline without limitation over a period of trading days. However, the LME has in the past, and may again in the future, suspend and/or cancel trades in derivatives contracts traded on the LME for reasons including unprecedented price activity. Additionally, because contracts traded on the LME may call for delivery on a daily, weekly, or monthly basis, there may be an increased risk of a concentration of positions in contracts trading on the LME on particular delivery dates as compared to futures contracts traded on U.S. futures exchanges.

General Market Risk. An investment in the Funds should be made with an understanding that the value of each Fund’s assets may fluctuate, sometimes sharply or unpredictably, in accordance with changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular asset or issuer and changes in general economic or political conditions (see “Commodity Price Risk”). In addition, political, economic, social and other conditions, including actual or threatened war or other armed conflicts (such as the Russia/Ukraine and Israel/Hamas conflicts), terrorism, diplomatic developments or the imposition of sanctions and other similar measures (including the imposition of tariffs), social unrest, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), natural/environmental or manmade disasters, rising inflation and interest rate changes, or other similar issues, could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and generally have a significant impact on the world economy, which in turn could adversely affect a Fund’s investments. Armed conflict can result in significant disruptions to the commodities markets. In response to such conflict or for other reasons, governments may impose economic sanctions against certain countries, entities and/or individuals. Economic sanctions and other similar governmental actions could, among other things, prevent or prohibit certain entities or individuals from participating in the commodities markets or otherwise impact the functioning of those markets. Such actions could decrease the liquidity and value of instruments held by a Fund. Sanctions could also result in countermeasures or retaliatory actions, which may adversely impact a Fund’s investments, including those that are not economically tied to sanctioned countries, entities and/or individuals. Additionally, recent heightened concerns of trade

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Additional Information about the Funds

disputes could result in increased tariffs, trade restrictions or other retaliatory countermeasures. Although it is not possible to predict the impact that any sanctions, tariffs, and retaliatory actions may have on a Fund, such events could significantly harm the value of a Fund’s investments and a Fund’s performance. An investor in the Funds could lose money over short or long periods of time.

In addition, in February 2022, Russia commenced a military attack on Ukraine. The ongoing hostilities between the two countries and the threat of wider spread hostilities could have a severe adverse effect on the region and global economies, including significant negative impacts on the markets for certain securities and commodities, such as aluminum, copper, nickel, oil and natural gas. In addition, sanctions imposed on Russia by the United States and other countries, and any sanctions imposed in the future, could have a significant adverse impact on the Russian economy and related markets. On April 12, 2024, the United States and the United Kingdom announced sanctions prohibiting metal-trading exchanges such as the LME and Chicago Mercantile Exchange (CME), from accepting new aluminum, copper and nickel produced by Russia, and barred the import of such metals produced by Russia into the United States and United Kingdom. The price and liquidity of investments may fluctuate widely as a result of the conflict and related events. How long the armed conflict and related events will last cannot be predicted. These tensions and any related events could have a significant impact on Fund performance and the value of the Funds’ investments.

Policy and legislative changes in countries around the world are affecting many aspects of financial regulation, and governmental and quasi-governmental authorities and regulators throughout the world have previously responded to serious economic disruptions with a variety of significant fiscal and monetary policy changes.

Index Tracking Risk. A Fund’s return may not match the return of its Index for a number of reasons. For example, each Fund incurs a number of operating expenses, including taxes, that are not applicable to its Index and incurs costs associated with buying and selling securities, including when repositioning the Fund’s portfolio to reflect changes to the Index’s holdings and holding weights, which are not factored into the return of the Index, or raising cash to meet redemptions or deploying cash in connection with newly created Creation Units, which are not factored into the return of the Index. Index tracking risk may also occur because of differences between the securities and other instruments held in a Fund’s portfolio and those included in its Index, pricing differences (including, as applicable, differences between a security’s price at the local market close and the Fund’s valuation of a security at the time of calculation of the Fund’s NAV), differences in transaction costs, the Fund’s holding of uninvested cash, differences in timing of the accrual of dividends or interest, the requirements to maintain pass-through tax treatment, portfolio transactions carried out to minimize the distribution of capital gains to shareholders, changes to the Index or the need to meet various new or existing regulatory requirements, among other reasons. Transaction costs, including brokerage costs, will decrease a Fund’s NAV to the extent not offset by the transaction fee payable by an AP. Market disruptions and regulatory restrictions could have an adverse effect on a Fund’s ability to track its Index. There is no assurance that a Fund’s Index provider or any agents that may act on its behalf will compile the Index accurately, or that the Index will be determined, composed or calculated accurately. Errors with respect to the quality, accuracy and completeness of the data used to compile the Index may occur from time to time and may not be identified and corrected by the Index provider for a period of time or at all, particularly where the Index is less commonly used as a benchmark by funds or managers. Therefore, gains, losses or costs associated with errors of the Index provider or its agents will generally be borne by a Fund and its shareholders. For example, during a period where the Index contains incorrect constituents, a Fund would have market exposure to such constituents and would be underexposed to the Index’s other constituents. Such errors may negatively or positively impact a Fund and its shareholders. Any gains due to the Index provider’s or others’ errors will be kept by each Fund and its shareholders and any losses resulting from the Index provider’s or others’ errors will be borne by the Fund and its shareholders. When the Index is rebalanced and a Fund in turn rebalances its portfolio to attempt to track the Index, any transaction costs and market exposure arising from such portfolio rebalancing will be borne directly by the Fund and its shareholders. In addition, a Fund may not be able to invest in certain securities and/or other assets included in the Index, or invest in them in the exact proportions in which they are represented in the Index, due to legal restrictions or limitations imposed by the governments of certain countries, a lack of liquidity in the markets in which the Fund invests, potential adverse tax consequences or other regulatory reasons (such as diversification requirements). A lack of liquidity may be due to various events, including market events, economic conditions or investor perceptions. Illiquid securities may be difficult to value and their value may be lower than market price of comparable liquid securities, which would negatively affect a Fund’s performance. Moreover, a Fund may be delayed in purchasing or selling securities included in the Index. When markets are volatile, the ability to sell securities at fair value prices may be adversely impacted and may result in additional trading costs and/or increase the index tracking risk. For tax efficiency purposes, a Fund may sell certain securities, and such sale may cause the Fund to realize a loss and deviate from the performance of its Index.

A Fund may accept cash in connection with a purchase of Creation Units or effect its redemptions in cash rather than by an in-kind transfer of securities and, as a result, the Fund’s ability to match the return of the Index will be affected.

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Additional Information about the Funds

A Fund may fair value certain of the securities, underlying currencies and/or other assets it holds. To the extent a Fund calculates its NAV based on fair value prices or on the prices that differ from those used in calculating the Index, the Fund’s ability to track the Index may be adversely affected. The need to comply with the tax diversification and other requirements of the Code may also impact a Fund’s ability to track the performance of the Index. In addition, if a Fund utilizes depositary receipts or other derivative instruments that are not included in the Index, its return may not track as well with the returns of the Index as would be the case if the Fund purchased all the securities in the Index directly. Actions taken in response to proposed corporate actions could result in increased tracking error. In light of the factors discussed above, a Fund’s return may deviate significantly from the return of the Index. In addition, to the extent that a Fund uses a representative sampling approach (investing in a representative selection of instruments included in an Index rather than all instruments in the Index), such approach may cause the Fund’s return to not track with the return of the Index as would be the case if the fund purchased all of the instruments in the Index in the proportions represented in the Index.

Apart from scheduled rebalances, the Index provider or its agents may carry out additional ad hoc rebalances to the Index in order, for example, to correct an error in the selection of index constituents. When an Index is rebalanced and a Fund in turn rebalances its portfolio to attempt to track the Fund’s portfolio and the Index, any transaction costs and market exposure arising from such portfolio rebalancing will be borne directly by the Fund and its shareholders. Therefore, errors and additional ad hoc rebalances carried out by the Index provider to the Index may increase the costs to and the tracking error risk of the Fund.

Index tracking risk may be heightened during times of increased market volatility or other unusual market conditions. Changes to the composition of the Index in connection with a rebalancing or reconstitution of the Index may cause a Fund to experience increased volatility, during which time the Fund’s index tracking risk may be heightened.

Investment Company Securities. To the extent a Fund or its Subsidiary invests in securities of other investment companies, including exchange-traded funds, the Fund will bear a proportionate share of the fees and expenses paid by such other investment company, including advisory and administrative fees.

Investment Risk. An investor may lose the value of their entire investment or part of their investment in Shares.

Leverage. Certain of the Funds’ investments in derivatives (through the Subsidiaries) may give rise to a form of economic leverage as changes in the value or level of the assets underlying those derivatives can result in an increase in the gains or losses on the investment held by the Funds which could lead to losses to the Funds of greater than the investment in the derivative instrument. The Funds and Subsidiaries will comply with SEC guidance, which requires them to maintain segregated assets equal to the value of all such derivative investments. The impact of this economic leverage may cause a Fund to realize it positions in these or other portfolio investments to meet the associated obligations at a time when it may not be advantageous for the Fund to do so.

Liquidity. Generally, only APs may redeem Shares. Investors other than APs wishing to realize their Shares will generally need to rely on secondary trading in the public trading market. There can be no assurance as to the price at which, or volume in which, it may at any time be possible to realize Shares in the public trading market. Although the Shares are listed for trading on NYSE Arca, there can be no assurance that an active trading market for such shares will develop or be maintained.

Money Market Instruments. Like other fixed income securities, money market instruments may be subject to market risk and credit risk. Money market instruments may also be negatively impacted by changes in short-term interest rates and adverse developments affecting issuers in the financial sector, which issue or guarantee many money market instruments. There is no guarantee that money market instruments will maintain their value.

Roll Yield. The Funds, through the Subsidiaries, invest in futures contracts that, as they near expiration, need to be replaced with later dated contracts in a process known as “rolling.” As the exchange-traded futures contracts approach expiration, they will be sold prior to their expiration date and similar contracts that have a later expiration date are purchased. Thus, for example, a futures contract purchased and held in August may specify an October expiration. As time passes, the contract expiring in October may be replaced by a contract for delivery in November. Any difference between the price for the nearer delivery month contract and the price for the distant month contract is known as a ‘roll yield’ and this can be either a positive amount or a negative amount. If the market for these contracts is (putting aside other considerations) in “backwardation”, which means that the prices are lower in the distant delivery months than in the nearer delivery months, the sale of the October contract would take place at a price that is higher than the price of the November contract, thereby creating a “roll yield.” While some of the contracts a Fund may hold have historically exhibited consistent periods of backwardation, backwardation may not exist at all times. Moreover, certain commodities, such as gold, have historically traded in

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Additional Information about the Funds

“contango” markets. Contango markets are those in which the prices of contracts are higher in the distant delivery months than in the nearer delivery months. The absence of backwardation and presence of contango in a particular commodity market could result in negative “roll yields”, which could adversely affect the value of a Fund that holds the relevant futures contracts. However, the existence of contango (or backwardation) in a particular commodity market does not automatically result in negative (or positive) “roll yields.” The actual realization of a potential roll yield will be dependent upon the shape of the futures curve. The term ‘futures curve’ refers to the relationship between the price of futures contracts over different futures contract maturity dates when plotted in a graph. If the relevant part of the commodity futures curve is in backwardation — a downward sloping futures curve — then, all other factors being equal, the price of a product or index holding that future will tend to rise over time as lower futures prices converge to higher spot prices. The opposite effect would occur for contango.

Shares May Trade at Prices Other than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of the Shares will approximate the Fund’s NAV when purchased and sold in the secondary market, there may be times when the market price of the Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount). This risk is heightened in times of market volatility or periods of steep market declines. The market price of a Fund’s shares on an exchange during the trading day, like the price of any exchange-traded security, includes a “bid/ask” spread charged by the exchange specialist, market makers or other participants that trade the Fund’s shares. In times of severe market disruption, the bid/ask spread can increase significantly. At those times, Shares are most likely to be traded at a discount to NAV, and the discount is likely to be greatest when the price of Shares is falling fastest, which may be the time that you most want to sell your Shares. However, because Shares can be created and redeemed in Creation Units at NAV, the Advisor believes that, under normal market conditions, large market price discounts or premiums to NAV are not likely to be sustained over the long term (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs). While the creation/redemption feature is designed to make it more likely that a Fund’s Shares normally will trade on stock exchanges at prices close to the Fund’s next calculated NAV, exchange prices are not expected to correlate exactly with the Fund’s NAV due to timing reasons, supply and demand imbalances and other factors. In addition, disruptions to creations and redemptions, including disruptions at market makers, Authorized Participants, or other market participants, and during periods of significant market volatility, may result in trading prices for Shares of a Fund that differ significantly from its NAV. Authorized Participants may be less willing to create or redeem a Fund’s Shares if there is a lack of an active market for such Shares or its underlying investments, which may contribute to the Fund’s Shares trading at a premium or discount to NAV.

Swap Agreements. Swaps can involve greater risks than a direct investment in an underlying asset and these may increase or decrease the overall volatility of a Fund’s investment and its share price. As with other transactions, a Fund will bear the risk that the counterparty will default which could cause losses to the Fund.

Tax Risk. In order to qualify for the favorable U.S. federal income tax treatment accorded to RICs under Subchapter M of the Code, each Fund must, among other requirements, derive at least 90% of its gross income in each taxable year from certain categories of income (“qualifying income”). Each Fund intends to hold certain commodity-related investments indirectly, through its Subsidiary. Each Fund’s investment in its own Subsidiary is expected to provide such Fund with exposure to the commodities markets within the limitations of the federal tax requirements of Subchapter M of the Code for qualification as a RIC. Each Fund will recognize annually as ordinary income its Subsidiary’s current year net taxable earnings, if any. The Funds will not recognize its Subsidiary’s net losses, if any, nor would such losses carryforward to future years. The Fund will be required to include in gross income for U.S. federal income tax purposes all of its Subsidiary’s “subpart F” income (defined in Section 951 of the Code to include passive income, including from commodity-linked derivatives), whether or not such income is distributed by such Subsidiary. However, each Fund must distribute to its shareholders, at least annually, all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid), including such “subpart F” income, to qualify for treatment as a RIC under the Code and avoid U.S. federal income and excise taxes. Therefore, a Fund may have to dispose of its portfolio securities, potentially under disadvantageous circumstances, to generate cash, or may have to borrow cash, to satisfy distribution requirements. Such a disposition of securities may potentially result in additional taxable gain or loss to a Fund and may affect the amount and timing of distributions from such Fund. Each Fund’s strategy of investing through its Subsidiary in commodity-related instruments may cause the Fund to recognize more ordinary income than would be the case if the Fund did not invest through a Subsidiary, resulting in distributions from the Fund that are taxable to individual shareholders at ordinary income tax rates rather than at the more favorable tax rates for long-term capital gains. The Internal Revenue Service (“IRS”) issued final regulations pursuant to which the “subpart F” income of a Fund attributable to its investment in a Subsidiary is “qualifying income” to the Fund to the extent that such income is currently distributed to the Fund or is derived with respect to the Fund’s business of investing in stock, securities or currencies. The Funds expect their “subpart F” income

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Additional Information about the Funds

attributable to their investment in a Subsidiary to be derived with respect to the Funds’ business of investing in stock, securities or currencies and to be treated as “qualifying income.” The Advisor and/or Sub-Advisor will carefully monitor the Funds’ investments in their respective Subsidiary to ensure that no more than 25% of such Fund’s assets are invested in its Subsidiary to ensure compliance with each Fund’s asset diversification test as described in more detail in the SAI. To the extent a Fund invests in commodities directly, it will seek to restrict its income from such investments that do not generate qualifying income to a maximum of 10% of its gross income (when combined with its other investments that produce non-qualifying income) to comply with the qualifying income test (as described in detail in the SAI) necessary for a Fund to qualify as a RIC under Subchapter M of the Code. However, a Fund might generate more non-qualifying income than anticipated, might not be able to generate qualifying income in a particular taxable year at levels sufficient to meet the qualifying income test, or might not be able to determine the percentage of qualifying income it derives for a taxable year until after year-end. Accordingly, the extent to which the Funds invest in commodities or commodity-linked derivatives directly or through their respective Subsidiary may be limited by the qualifying income and asset diversification tests, which the Funds must continue to satisfy to maintain their status as a RIC. As such, the Funds could be required to reduce their exposure to such investments, which may result in difficulty in implementing each Fund’s investment strategy. If a Fund were to fail to meet the qualifying income test or the asset diversification test and fail to qualify as a RIC, it would be taxed in the same manner as an ordinary corporation, and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. The failure by a Fund to qualify as a RIC could have significant negative tax consequences to Fund shareholders and could affect a shareholder’s return on its investment in such Fund. Under certain circumstances, a Fund may be able to cure a failure to meet the qualifying income test or the asset diversification test if such failure was due to reasonable cause and not willful neglect, but in order to do so the Fund may incur significant fund-level taxes, which would effectively reduce (and could eliminate) the Fund’s returns.

U.S. Government Securities. U.S. government securities are subject to market and interest rate risk, and may be subject to varying degrees of credit risk. U.S. government securities include inflation-indexed fixed income securities, such as U.S. Treasury Inflation Protected Securities (TIPS). U.S. government securities include zero coupon securities, which tend to be subject to greater market risk than interest-paying securities of similar maturities.

Additional Non-Principal Risk Information about the Funds

LIBOR and Replacement Rates Risk — A Fund may invest in certain debt securities, derivatives or other financial instruments that previously were tied to, the London Interbank Offered Rate (“LIBOR”) as a “benchmark” or “reference rate” for various interest rate calculations. LIBOR was a leading floating rate benchmark used in loans, notes, derivatives and other instruments or investments. As a result of benchmark reforms, publication of all LIBOR settings has ceased. Public and private sector actors have worked to establish new or alternative reference rates (e.g., the Secured Overnight Financing Rate (“SOFR”), which measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities and is intended to replace U.S. dollar LIBOR with certain adjustments).

The elimination of LIBOR, changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Funds’ performance and/or net asset value.

Replacement rates that have been identified include SOFR and the Sterling Overnight Index Average Rate (SONIA, which is intended to replace GBP LIBOR and measures the overnight interest rate paid by banks for unsecured transactions in the sterling market), although other replacement rates could be adopted by market participants. If no widely accepted conventions develop, it is uncertain what effect broadly divergent interest rate calculation methodologies in the markets will have on the price and liquidity of certain equity and debt securities in which the Funds may invest.

Trading. Although Shares are listed for trading on NYSE Arca (the “Listing Exchange”) and may be listed or traded on U.S. and non-U.S. stock exchanges other than the Listing Exchange, there can be no assurance that an active trading market for such shares will develop or be maintained. Trading in shares may be halted due to market conditions or for reasons that, in the view of the Listing Exchange, make trading in shares inadvisable. In addition, trading in shares on the Listing Exchange is subject to trading halts caused by extraordinary market volatility pursuant to Listing Exchange “circuit breaker” rules. There can be no assurance that the requirements of the Listing Exchange necessary to maintain the listing of a Fund will continue to be met or will remain unchanged or that Shares will trade with any volume, or at all, on any stock exchange.

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Additional Information about the Funds

Costs of Buying or Selling Shares. Investors buying or selling Shares in the secondary market will pay brokerage commissions or other charges imposed by brokers, as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares. In addition, secondary market investors will also incur the cost of the difference between the price that an investor is willing to buy shares (the “bid” price) and the price at which an investor is willing to sell shares (the “ask” price). This difference in bid and ask prices is often referred to as the “spread” or “bid/ask spread.” The bid/ask spread varies over time for shares based on trading volume and market liquidity, and is generally lower if a Fund’s shares have more trading volume and market liquidity and higher if a Fund’s shares have little trading volume and market liquidity. Further, increased market volatility may cause increased bid/ask spreads. Due to the costs of buying or selling Shares, including bid/ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

Future Developments. The Trust’s Board may, in the future, authorize a Fund to invest in investments other than those listed in this Prospectus and in the Fund’s SAI, provided they are consistent with the Fund’s investment objective and do not violate any investment restrictions or policies.

Portfolio Holdings

Information about each Fund’s daily portfolio holdings is available at www.aberdeeninvestments.com/usa/etf. In addition, each Fund discloses its complete portfolio holdings as of the end of its fiscal year (December 31) and its second fiscal quarter (June 30) in its reports to shareholders on Form N-CSR. Each Fund files its complete portfolio holdings as of the end of its first and third fiscal quarters (March 31 and September 30, respectively) with the SEC as an exhibit to its reports on Form N-PORT. You can find the SEC filings on the SEC’s website, sec.gov. A summarized description of the Funds’ policies and procedures with respect to the disclosure of each Fund’s portfolio holdings is available in the Statement of Additional Information (“SAI”) for the Trust.

Management of the Funds

Fund Organization

Each Fund is a series of the Trust which is an investment company registered under the 1940 Act. Each Fund is a separate Fund with its own investment objective and strategy. The Trust is a Delaware statutory trust and the Board is responsible for the management and direction of the Trust. The Board elects the Trust’s officers and approves all material contracts, including those with the Advisor, Sub-Advisor, custodian and fund administrator.

Investment Advisor

abrdn Inc. (the “Advisor”) has been appointed by the Board as investment advisor of each Fund and each Subsidiary. The Advisor is responsible for the management and administration of the Trust, the Funds, and the Subsidiaries. On July 31, 2024, abrdn Inc. assumed the investment advisory responsibilities for the Funds and the Subsidiaries from abrdn ETFs Advisors LLC, its wholly-owned, direct subsidiary. The fees payable under the Investment Advisory Agreement between the Trust and the Advisor, and the management personnel providing investment advisory services to the Funds, did not change as a result of abrdn Inc.’s assumption of responsibilities.

The Advisor is a registered investment advisor located at 1900 Market Street, Suite 200, Philadelphia PA 19103. The Advisor is an indirect wholly-owned subsidiary of Aberdeen Group plc, formerly known as abrdn plc, a London stock exchange listed company. Aberdeen Group plc and its affiliates manage or administer approximately $463 billion in assets as of December 31, 2024. The Advisor provides an investment program for each Fund. The Advisor also provides proactive oversight of the Sub-Advisor, daily monitoring of the Sub-Advisor’s buying and selling of securities for each Fund, and regular review of the Sub-Advisor’s performance.

The Advisor also arranges for transfer agency, custody, Fund administration, and all other non-distribution related services necessary for the Funds to operate. Each Fund pays the Advisor a management fee for its services, based on a percentage of each Fund’s average daily net assets. The Advisor pays the Sub-Advisor from the management fee it receives with respect to each Fund. For the fiscal year ended December 31, 2024, each Fund paid an advisory fee as shown in the following table:

abrdn ETFs

Additional Information about the Funds

Name of Fund	Advisory Fee Rate
abrdn Bloomberg All Commodity Strategy K-1 Free ETF	0.25%
abrdn Bloomberg All Commodity Longer Dated Strategy K-1 Free ETF	0.29%
abrdn Bloomberg Industrial Metals Strategy K-1 Free ETF	0.39%

Effective May 1, 2025, the Advisor eliminated the contractual management fees payable by each Subsidiary to the Advisor. Previously, the Advisor was entitled to a management fee from each Fund’s respective Subsidiary, based on the average daily net assets of the Subsidiary, and at the same advisory fee rate as the Fund. Since each Fund’s inception, the Advisor contractually waived the management fees that it receives from each Fund in an amount equal to the management fee paid to the Advisor by each Subsidiary.

Pursuant to the terms of the Funds’ Investment Advisory Agreement, the Advisor has agreed to pay all expenses of the Funds, except for: the Advisor’s management fees, payments made under the Fund’s 12b-1 plan (if or when such fees are imposed), brokerage commissions and other expenses connected to the execution of portfolio transactions, interest expense, taxes, acquired fund fees and expenses, litigation expenses, compensation and expenses of counsel to the Independent Trustees, compensation and expenses of the Trust’s CCO (although, currently, the Advisor is voluntarily paying this expense), and other extraordinary expenses.. For a detailed description of the Investment Advisory Agreement for the Fund, please see the “Management of the Trust” section of the SAI.

A discussion regarding the basis for the Board’s approval of the Investment Advisory Agreement with the Advisor is available in the Funds’ Form N-CSR for the period ended June 30, 2024.

Sub-Advisor

Vident Advisory, LLC (d/b/a Vident Asset Management) (the “Sub-Advisor”), is located at 1125 Sanctuary Parkway, Suite 515, Alpharetta, GA 30009. The Sub-Advisor was formed in 2016 and provides investment advisory services to the Funds and the Subsidiaries. The Sub-Advisor provides advisory services to various other exchange-traded funds as well as separate accounts. Under a sub-advisory agreement between the Advisor and the Sub-Advisor (the “Sub-Advisory Agreement”), the Sub-Advisor is responsible for trading portfolio securities on behalf of each Fund and Subsidiary, including selecting broker-dealers to execute purchase and sale transactions as instructed by the Advisor or in connection with any rebalancing or reconstitution of the Index, subject to the supervision of the Advisor and the Board. Under the Sub-Advisory Agreement, the Advisor pays the Sub-Advisor a fee, calculated daily and paid monthly, at an annual rate based on a percentage of the average daily net assets of each Fund, subject to a minimum annual fee, as set forth below:

Fund	Annual Rate	Minimum Annual Fee
abrdn Bloomberg Industrial Metals Strategy K-1 Free ETF	0.055% on first $250 million 0.045% on next $250 million 0.04% on assets over $500 million	$18,000
abrdn Bloomberg All Commodity Strategy K-1 Free ETF	0.04%	$18,000
abrdn Bloomberg All Commodity Longer Dated Strategy K-1 Free ETF	0.04%	$18,000

A discussion regarding the basis for the Board’s approval of the Funds’ Sub-Advisory Agreement between the Advisor and the Sub-Advisor is available in the Funds’ Form N-CSR for the period ended June 30, 2024.

The Advisor may hire one or more sub-advisors to oversee the day-to-day activities of the Funds. The sub-advisors are subject to oversight by the Advisor. Under the terms of an exemptive order the Trust and the Advisor received from the SEC, the Advisor may, subject to Board approval but without prior approval from shareholders, change the terms of a sub-advisory agreement or hire a new sub-advisor, either as a replacement for an existing sub-advisor or as an additional sub-advisor.

The Trust will notify shareholders in the event of any change in the identity of such sub-advisor or sub-advisors. The Advisor has ultimate responsibility for the investment performance of the Funds due to its responsibility to oversee each sub-advisor and recommend their hiring, termination and replacement.

Portfolio Managers

Austin Wen, CFA® and Rafael Zayas, CFA® serve as the Funds’ portfolio managers (the “Portfolio Managers”) and are primarily responsible for the day-to-day management of the Funds.

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Additional Information about the Funds

Mr. Wen has served as a Portfolio Manager of the Sub-Advisor since 2016 and has over a decade of investment experience. Mr. Wen, Senior Portfolio Manager at the Sub-Advisor, specializes in portfolio management and trading of equity, derivative, and commodities based portfolios, as well as risk monitoring and investment analysis. Mr. Wen joined Vident in 2014 and was previously an analyst for Vident Financial, focusing on the development and review of various investment solutions. He began his career as a State Examiner for the Georgia Department of Banking and Finance. Mr. Wen obtained a BA in Finance from the University of Georgia and holds the Chartered Financial Analyst designation.

Mr. Zayas has over 15 years of trading and portfolio management experience. He became Senior Vice President, Head of Portfolio Management and Trading for the Sub-Advisor in June 2020. From 2017 to 2020, he was Senior Portfolio Manager – International Equity at the Sub-Advisor. Prior to joining the Sub-Advisor, he was a Portfolio Manager – Direct Investments for seven years at Russell Investments, a global asset manager, where he co-managed more than $5 billion in quantitative strategies across global markets. Mr. Zayas also helped Russell Investments launch its sponsored ETF initiative and advised on index methodologies. Prior to joining Russell Investments, Mr. Zayas was a Portfolio Manager – Equity Indexing at Mellon Capital Management, where he managed assets for internationally listed global equity ETFs. Mr. Zayas graduated with a BS in Electrical Engineering from Cornell University. He also attained the Chartered Financial Analyst designation.

The SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers’ ownership of Shares.

Additional Information on Buying and Selling Shares

Most investors will buy and sell Shares in secondary market transactions through brokers. Shares of each Fund are expected to be listed for trading on the Listing Exchange and elsewhere during the trading day and can be bought and sold throughout the trading day like other shares of publicly traded securities. When buying or selling shares through a broker, most investors will incur customary brokerage commissions and charges. Shares trade under the trading symbols listed on the cover of this Prospectus.

Prior to trading in the secondary market, Shares of the Fund are “created” at NAV by market makers, large investors and institutions only in block-size “Creation Units” or multiples thereof. Each “creator” is an AP that has entered into an AP agreement with the Fund’s distributor.

A creation transaction, which is subject to acceptance by the distributor and the Fund, generally takes place when an AP deposits into the Fund a designated amount of cash and/or securities in exchange for a specified number of Creation Units (a “creation basket”). Similarly, Shares can be redeemed only in Creation Units, generally for cash and/or a designated portfolio of securities held by the Fund (a “redemption basket”). Creation baskets and redemption baskets may differ, and the Trust reserves the right to accept “custom baskets.”

Except when aggregated in Creation Units, Shares are not redeemable by the Fund. Only an AP may create or redeem Creation Units directly with the Fund.

The prices at which creations and redemptions occur are based on the next calculation of NAV after a creation or redemption order is received in an acceptable form.

In the event of a system failure or other interruption, including disruptions at market makers or APs, orders to purchase or redeem Creation Units either may not be executed according to the Fund’s instructions or may not be executed at all, or the Fund may not be able to place or change orders.

To the extent the Fund engages in in-kind transactions, the Fund intends to comply with the U.S. federal securities laws in accepting securities for deposit and satisfying redemptions with redemption securities by, among other means, assuring that any securities accepted for deposit and any securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). Further, an AP that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the Securities Act, will not be able to receive restricted securities eligible for resale under Rule 144A.

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Additional Information about the Funds

Creations and redemptions must be made through a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation or a participant in the Depository Trust Company (“DTC”) and has executed an agreement with the Fund’s distributor with respect to creations and redemptions of Creation Unit aggregations. Information about the procedures regarding creation and redemption of Creation Units (including the cutoff times for receipt of creation and redemption orders) and the applicable transaction fees is included in the Fund’s SAI.

Certain affiliates of the Fund, Advisor and Sub-Advisor may purchase and resell Shares pursuant to this Prospectus.

Share Trading Prices

Transactions in a Fund’s shares will be priced at NAV only if you purchase or redeem shares directly from a Fund in Creation Units. As with other types of securities, the trading prices of shares in the secondary market can be affected by market forces such as supply and demand, economic conditions and other factors. The price you pay or receive when you buy or sell your shares in the secondary market may be more or less than the NAV of such shares.

Determination of Net Asset Value

The NAV of each Fund’s shares is calculated each day the national securities exchanges are open for trading as of the close of regular trading on the Listing Exchange, generally 4:00 p.m. New York time (the “NAV Calculation Time”). NAV per share is calculated by dividing a Fund’s net assets by the number of Shares outstanding.

In calculating its NAV, each Fund generally values its assets on the basis of market quotations, last sale prices, or estimates of value furnished by a pricing service or brokers who make markets in such instruments. Debt obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

Investments in futures are valued at market value, which is generally determined using the last reported official closing price or last trading price on the exchange or market on which the futures contract is primarily traded at the time of valuation. Generally, trading in futures, U.S. government securities (such as U.S. Treasury securities), money market instruments and certain fixed income securities is substantially completed each day at various times prior to the NAV Calculation Time. The values of such securities used in computing the NAV of the Fund are determined as of such times.

Pursuant to Rule 2a-5 under the 1940 Act, the Board has designated the Advisor as the valuation designee for the Funds to perform the fair valuation determinations relating to Fund investments for which market quotations are not readily available. Assets that may be valued using “fair value” pricing may include, but are not limited to, those for which there are no current market quotations or whose issuer is in default or bankruptcy, securities subject to corporate actions (such as mergers or reorganizations), securities subject to non-U.S. investment limits or currency controls, and securities affected by “significant events.” An example of a significant event is an event occurring after the close of the market in which a commodities future trades but before the Fund’s next NAV calculation time that may materially affect the value of a Fund’s investment (e.g., government action, natural disaster, or significant market fluctuation).

When fair value pricing is employed, the prices of securities used by a Fund to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments, and it is possible that a fair value determination for a security or other asset is materially different than the value that could be realized upon the sale of such security or asset. In addition, fair value pricing could result in a difference between the prices used to calculate a Fund’s NAV and the prices used by the Index. This may adversely affect a Fund’s ability to track the Index.

Transactions in each Fund’s shares will be priced at NAV only if you purchase or redeem shares directly from the Fund in Creation Units. Shares are purchased or sold on a national securities exchange at market prices, which may be higher or lower than NAV. Each Fund discloses its NAV on a daily basis. For more information, or to obtain a Fund’s NAV, please call 844-383-7289 or visit www.aberdeeninvestments.com/usa/etf.

Dividends and Distributions

Each Fund pays out dividends and distributes its net capital gains, if any, to shareholders at least annually. Ordinarily, dividends from net investment income, if any, are declared and paid annually by each Fund. Each Fund also intends to distribute its net realized capital gains, if any, to shareholders annually. Dividends and other distributions may be declared and paid more frequently to improve index

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Additional Information about the Funds

tracking, to comply with the distribution requirements of Subchapter M of the Code, or to avoid a federal excise tax imposed on regulated investment companies. Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available.

Book Entry

Shares are held in book-entry form, which means that no stock certificates are issued. The DTC or its nominee is the record owner of all outstanding Shares.

Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants include DTC, securities brokers and dealers, banks, trust companies, clearing corporations, and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any securities that you hold in book entry or “street name” form. Your broker will provide you with account statements, confirmations of your purchases and sales, and tax information.

Delivery of Shareholder Documents – Householding

Householding is an option available to certain investors of the Funds. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Householding for the Funds is available through certain broker-dealers. If you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, please contact your broker-dealer. If you are currently enrolled in householding and wish to change your householding status, please contact your broker-dealer.

Frequent Purchases and Redemptions of Shares

The Funds impose no restrictions on the frequency of purchases and redemptions of shares. In determining not to approve a written, established policy, the Board evaluated the risks of market timing activities by Fund shareholders. Purchases and redemptions by APs, who are the only parties that may purchase or redeem shares directly with a Fund, are an essential part of the ETF process and help keep share trading prices in line with NAV. As such, the Funds accommodate frequent purchases and redemptions by APs. However, the Board has also determined that frequent purchases and redemptions for cash may increase tracking error and portfolio transaction costs and may lead to the realization of capital gains. Frequent in-kind creations and redemptions generally do not give rise to these concerns. To minimize these potential consequences of frequent purchases and redemptions, the Funds employ fair value pricing and impose transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs incurred by a Fund in effecting trades. In addition, the Funds and the Advisor reserve the right to reject any purchase order at any time.

Investments by Registered Investment Companies

Section 12(d)(1) of the 1940 Act restricts investments by registered investment companies in the securities of other investment companies, including Shares. Registered investment companies are permitted to invest in the Funds beyond the limits set forth in section 12(d)(1), subject to certain terms and conditions, including that such investment companies enter into an agreement with that Fund. The Funds’ SAI provides additional information about Section 12(d)(1) limits under the “Investment Company Securities” sub-section of the “Specific Investment Strategies and Risks” section.

Additional Tax Information

The following discussion is a summary of some important U.S. federal income tax considerations generally applicable to investments in the Funds. Your investment in a Fund may have other tax implications. Please consult your tax advisor about the tax consequences of an investment in Shares, including the possible application of foreign, state and local tax laws.

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Additional Information about the Funds

Each Fund intends to qualify each year for treatment as a RIC under Subchapter M of the Code. If it meets certain minimum distribution requirements, a RIC is not subject to tax at the fund level on income and gains from investments that are timely distributed to shareholders. However, a Fund’s failure to qualify as a RIC or to meet minimum distribution requirements would result (if certain relief provisions were not available) in fund-level taxation and, consequently, a reduction in income available for distribution to shareholders.

Unless you are a tax-exempt entity or your investment in Shares is made through a tax-deferred retirement account, such as an individual retirement account, you need to be aware of the possible tax consequences when:

•A Fund makes distributions;

• You sell Shares; and

•You purchase or redeem Creation Units (institutional investors only).

Taxes on Distributions

For federal income tax purposes, distributions of investment income are generally taxable as ordinary income or qualified dividend income. Taxes on distributions of capital gains (if any) are determined by how long a Fund owned the assets that generated them, rather than how long a shareholder has owned his or her Shares. Sales of assets held by a Fund for more than one year generally result in long-term capital gains and losses, and sales of assets held by a Fund for one year or less generally result in short-term capital gains and losses. Distributions of a Fund’s net capital gain (the excess of net long-term capital gains over net short-term capital losses) that are properly reported by the Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable as long-term capital gains. For non-corporate shareholders, long-term capital gains are generally subject to tax at reduced rates. Distributions of short-term capital gain will generally be taxable as ordinary income. Distributions reported by a Fund as “qualified dividend income” are generally taxed to non-corporate shareholders at rates applicable to long-term capital gains, provided holding period and other requirements are met. “Qualified dividend income” generally is income derived from dividends paid by U.S. corporations or certain foreign corporations that are either incorporated in a U.S. possession or eligible for tax benefits under certain U.S. income tax treaties. In addition, dividends that the Fund receives in respect of stock of certain foreign corporations may be qualified dividend income if that stock is readily tradable on an established U.S. securities market.

The Funds’ trading strategies and investments in their wholly-owned Subsidiaries may significantly limit their ability to distribute dividends eligible for treatment as qualified dividend income.

In general, your distributions are subject to federal income tax for the year in which they are paid. However, certain distributions paid in January may be treated as paid on December 31 of the prior year. Distributions are generally taxable even if they are paid from income or gains earned by a Fund before your investment (and thus were included in the price you paid for your shares). If you invest in a Fund shortly before the record date of a taxable distribution, the distribution will lower the value of the Fund’s shares by the amount of the distribution, and you will in effect receive some of your investment back, but in the form of a taxable distribution. This is commonly known as “buying a dividend.”

Dividends and distributions from the Funds and capital gain on the sale of Shares are generally taken into account in determining a shareholder’s “net investment income” for the purposes of the Medicare contribution tax applicable to certain individuals, estates and trusts.

A Fund may include cash when paying the redemption price for Creation Units in addition to, or in place of, the delivery of a basket of securities. A Fund and/or its Subsidiary may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize investment income and/or capital gains or losses that it might not have recognized if it had completely satisfied the redemption in-kind. As a result, the Funds may be less tax efficient if they include such a cash payment than if the in-kind redemption process is used.

Distributions (other than Capital Gain Dividends) paid to individual shareholders that are neither citizens nor residents of the U.S., or to foreign entities will generally be subject to a U.S. withholding tax at the rate of 30%, unless a lower treaty rate applies. A Fund may, under certain circumstances, report all or a portion of a dividend as an “interest related dividend” or a “short term capital gain dividend,” which would generally be exempt from this 30% U.S. withholding tax, provided certain other requirements are met.

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Additional Information about the Funds

The Funds (or financial intermediaries, such as brokers, through which shareholders own Shares) generally are required to withhold and to remit to the U.S. Treasury a percentage of the taxable distributions and the sale or redemption proceeds paid to any shareholder who fails to properly furnish a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify that he, she or it is not subject to such withholding.

Withholding of U.S. tax (at a 30% rate) is required with respect to payments of taxable dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to enable the applicable withholding agent to determine whether withholding is required.

Taxes When You Sell Shares

Any capital gain or loss realized upon a sale of Shares is generally treated as a long-term gain or loss if you held the Shares you sold for more than one year. Any capital gain or loss realized upon a sale of Shares held for one year or less is generally treated as a short-term gain or loss, except that any capital loss on a sale of Shares held for six months or less is treated as a long-term capital loss to the extent of Capital Gain Dividends paid with respect to such shares. The ability to deduct capital losses may be limited depending on your circumstances.

Taxes on Creation and Redemption of Creation Units

An AP that exchanges securities for Creation Units generally will recognize a gain or loss equal to the difference between (i) the sum of the market value of the Creation Units at the time of the exchange and any amount of cash received by the AP in the exchange and (ii) the sum of the exchanger’s aggregate basis in the securities surrendered and any amount of cash paid for such Creation Units. A person who redeems Creation Units will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the sum of the aggregate U.S. dollar market value of the securities plus the amount of any cash received for such Creation Units. The IRS, however, may assert that a loss that is realized by an AP upon an exchange of securities for Creation Units may not be permitted to be currently deducted under the rules governing “wash sales” (for APs that do not mark-to-market their holding) or on the basis that there has been no significant change in economic position.

Gain or loss recognized by an AP upon an issuance of Creation Units in exchange for securities, or upon a redemption of Creation Units, may be capital or ordinary gain or loss depending on the circumstances. Any capital gain or loss realized upon an issuance of Creation Units in exchange for securities will generally be treated as long-term capital gain or loss if the securities have been held for more than one year. Any capital gain or loss realized upon the redemption of a Creation Unit will generally be treated as long-term capital gain or loss if the Shares comprising the Creation Unit have been held for more than one year. Otherwise, such capital gains or losses are treated as short-term capital gains or losses.

Persons exchanging securities for Creation Units should consult their own tax advisors with respect to the tax treatment of any creation or redemption transaction and whether the wash sales rules apply and when a loss might be deductible. If you purchase or redeem Creation Units, you will be sent a confirmation statement showing how many Shares you purchased or redeemed and at what price.

Foreign Investments by the Funds

Interest, dividends, and other income received by a Fund or a Subsidiary with respect to foreign securities may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. A Fund may need to file claims for refunds to secure the benefits of a reduced rate. If as of the close of a taxable year more than 50% of the total assets of a Fund consist of stock or securities of foreign corporations, the Fund intends to elect to “pass through” to investors the amount of foreign income and similar taxes (including withholding taxes) paid by the Fund during that taxable year. If a Fund elects to “pass through” such foreign taxes, then investors will be considered to have received as additional income their respective shares of such foreign taxes, but may be entitled to either a corresponding tax deduction in calculating taxable income or, subject to certain limitations, a credit in calculating federal income tax.

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Additional Information about the Funds

Investment in the Subsidiaries

In order to qualify for the favorable U.S. federal income tax treatment accorded to a RIC, each Fund must, amongst other requirements, derive at least 90% of its gross income in each taxable year from certain categories of income (“qualifying income”) and must satisfy certain asset diversification requirements, including holding no more than 25% of its total assets in a single issuer. Each Fund expects to invest up to 25% of its total assets in its Subsidiary, which each Fund expects to be treated as a controlled foreign corporation under the Code. Each Fund will recognize annually as ordinary income its Subsidiary’s current year net taxable earnings, if any. The Funds will not recognize its Subsidiary’s net losses, if any, nor would such losses carryforward to future years. The IRS issued final regulations pursuant to which the “subpart F” income (defined in Section 951 of the Code to include passive income, including from commodity-linked derivatives) of a Fund attributable to its investment in a Subsidiary is “qualifying income” to the Fund to the extent that such income is currently distributed to the Fund or is derived with respect to the Fund’s business of investing in stock, securities or currencies. Each Fund expects its “subpart F” income attributable to its investment in a Subsidiary to be derived with respect to such Fund’s business of investing in stock, securities or currencies and to be treated as qualifying income. The Advisor and Sub-Advisor will carefully monitor the Funds’ investments in their respective Subsidiary to ensure that no more than 25% of such Fund’s assets are invested in its Subsidiary to ensure compliance with each Fund’s asset diversification test as described in more detail in the SAI.

Distribution

ALPS Distributors, Inc. (the “Distributor”) serves as the distributor of Creation Unit Aggregations for the Funds on an agency basis. The Distributor does not maintain a secondary market in Shares. The Distributor’s principal address is 1290 Broadway, Suite 1000, Denver, Colorado 80203. The Distributor has no role in determining the policies of any Fund or the securities that are purchased or sold by any Fund.

The Board has adopted a Distribution and Service (12b-1) Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with its Rule 12b-1 Plan, each Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to reimburse the Distributor for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. The Distributor may also use this amount to compensate securities dealers or other entities that are APs for providing distribution and/or investor services assistance, including broker-dealer and shareholder support and educational and promotional services.

No 12b-1 fees are currently paid by any Fund, and the Board has not currently approved the commencement of any payments under the Rule 12b-1 Plan. However, in the event 12b-1 fees are charged in the future, because the fees are paid out of a Fund’s assets, over time these fees will increase the cost of your investment and may cost you more than certain other types of sales charges.

Revenue Sharing

The Advisor and/or its affiliates (collectively, “Aberdeen”) may make payments for marketing, promotional or related services provided by broker-dealers, platforms, and other financial intermediaries that sell shares of the Trust or which include them as investment options for their respective customers.

These payments, or a portion of these payments in certain instances, are often referred to as “revenue sharing payments.” The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of some or all of the Funds on a recommended or preferred list and/or access to an intermediary’s personnel and other factors. Current revenue sharing payments have various structures and typically may be made in one or more of the following forms: asset-based payments of up to 0.06%, flat fees or minimum aggregate fees of up to $75,000 annually. These amounts are subject to change at the discretion of Aberdeen.

Revenue sharing payments are paid from Aberdeen’s own legitimate profits and other of its own resources (not from the Funds) and may be in addition to any Rule 12b-1 payments that are paid to broker-dealers and other financial intermediaries. The Board of Trustees will monitor these revenue sharing arrangements as well as the payment of advisory fees paid by the Funds to ensure that the levels of such advisory fees do not involve the indirect use of the Funds’ assets to pay for marketing, promotional or related services. Because revenue sharing payments are paid by Aberdeen, and not from the Funds’ assets, the amount of any revenue sharing payments is determined by Aberdeen.

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Additional Information about the Funds

In addition to the revenue sharing payments described above, Aberdeen may offer other incentives to sell shares of the Funds in the form of sponsorship of educational or other client seminars relating to current products and issues, assistance in training or educating an intermediary’s personnel, and/or entertainment or meals.

The recipients of such payments may include:

•affiliates of the Advisor;

•broker-dealers;

•financial institutions; and

•other financial intermediaries through which investors may purchase shares of a Fund.

Payments may be based on current or past sales, current or historical assets or a flat fee for specific services provided. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to sell shares of a Fund to you instead of shares of funds offered by competing fund families.

Contact your financial intermediary for details about revenue sharing payments it may receive.

Notwithstanding the revenue sharing payments described above, the Advisor and all sub-advisers to the Trust are prohibited from considering a broker-dealer’s sale of any of the Trust’s shares in selecting such broker-dealer for the execution of Fund portfolio transactions, except as may be specifically permitted by law.

Fund portfolio transactions nevertheless may be effected with broker-dealers who coincidentally may have assisted customers in the purchase of Fund shares, although neither such assistance nor the volume of shares sold of the Trust or any affiliated investment company is a qualifying or disqualifying factor in the Advisor’s or a sub-advisor’s selection of such broker-dealer for portfolio transaction execution.

Premium/Discount and NAV Information

Information regarding each Fund’s NAV and how often Shares are traded on the Listing Exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund during the past calendar year and most recent calendar quarters is posted to www.aberdeeninvestments.com/usa/etf.

Additional Notices

Shares are not sponsored, endorsed, or promoted by the Listing Exchange. The Listing Exchange makes no representation or warranty, express or implied, to the owners of the Shares. The Listing Exchange is not responsible for, nor has it participated in, the determination of the timing of, prices of, or quantities of the Shares to be issued, nor in the determination or calculation of the equation by which the Shares are redeemable. The Listing Exchange has no obligation or liability to owners of the Shares in connection with the administration, marketing, or trading of the Shares. Without limiting any of the foregoing, in no event shall the Listing Exchange have any liability for any lost profits or indirect, punitive, special, or consequential damages even if notified of the possibility thereof.

The Advisor, the Sub-Advisor, Bloomberg and the Funds, and their affiliates, make no representation or warranty, express or implied, to the owners of Shares or any member of the public regarding the advisability of investing in securities generally or in a Fund particularly. Bloomberg is a licensor of certain trademarks, service marks and trade names of the Funds.

“Bloomberg®” and the indices and subindices of the “Bloomberg Commodity IndexSM” family, including the “Bloomberg Commodity Index Total ReturnSM”, “Bloomberg Commodity Index 3 Month Forward Total ReturnSM”, and “Bloomberg Industrial Metals Total Return SubindexSM”, are service marks of Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (“BISL”), the administrator of the indices, (collectively, “Bloomberg”) and have been licensed for use for certain purposes by the Advisor.

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Additional Information about the Funds

The Funds are not sponsored, endorsed, sold or promoted by Bloomberg. Bloomberg does not make any representation or warranty, express or implied, to the owners of or counterparties to the Funds or any member of the public regarding the advisability of investing in securities or commodities generally or in the Funds particularly. The only relationship of Bloomberg to the Licensee is the licensing of certain trademarks, trade names and service marks and of the Bloomberg Commodity Index Total ReturnSM, which is determined, composed and calculated by Bloomberg in conjunction with UBS Securities without regard to the Advisor or the Funds. Bloomberg has no obligation to take the needs of the Advisor or the owners of the Funds into consideration in determining, composing or calculating Bloomberg Commodity IndexSM. Bloomberg is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Funds to be issued or in the determination or calculation of the equation by which the Funds’ Shares are to be converted into cash. Bloomberg shall not have any obligation or liability, including, without limitation, to the Funds’ customers, in connection with the administration, marketing or trading of the Funds.

The Prospectus relates only to the Funds and does not relate to the exchange-traded physical commodities underlying any of the Bloomberg Commodity IndexSM components. Purchasers of the Funds should not conclude that the inclusion of a futures contract in the Bloomberg Commodity IndexSM is any form of investment recommendation of the futures contract or the underlying exchange-traded physical commodity by Bloomberg. The information in the Prospectus regarding the Bloomberg Commodity IndexSM components has been derived solely from publicly available documents. Bloomberg has not made any due diligence inquiries with respect to the Bloomberg Commodity IndexSM components in connection with the Funds. Bloomberg makes no representation that these publicly available documents or any other publicly available information regarding the Bloomberg Commodity IndexSM components, including without limitation a description of factors that affect the prices of such components, are accurate or complete.

BLOOMBERG DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE BLOOMBERG COMMODITY INDEXSM OR ANY DATA RELATED THERETO AND SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. BLOOMBERG DOES NOT MAKE ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ADVISOR, OWNERS OF THE FUNDS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE BLOOMBERG COMMODITY INDEXSM OR ANY DATA RELATED THERETO. BLOOMBERG DOES NOT MAKE ANY EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE BLOOMBERG COMMODITY INDEXSM OR ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, TO THE MAXIMUM EXTENT ALLOWED BY LAW, BLOOMBERG, ITS LICENSORS, AND ITS AND THEIR RESPECTIVE EMPLOYEES, CONTRACTORS, AGENTS, SUPPLIERS AND VENDORS SHALL HAVE NO LIABILITY OR RESPONSIBILITY WHATSOEVER FOR ANY INJURY OR DAMAGES—WHETHER DIRECT, INDIRECT, CONSEQUENTIAL, INCIDENTAL, PUNITIVE OR OTHERWISE—ARISING IN CONNECTION WITH THE FUNDS OR THE INDICES AND SUBINDICES OF THE Bloomberg Commodity IndexSM or ANY DATA OR VALUES RELATING THERETO—WHETHER ARISING FROM THEIR NEGLIGENCE OR OTHERWISE, EVEN IF NOTIFIED OF THE POSSIBILITY THEREOF.

abrdn ETFs

Additional Information about the Funds

Consolidated Financial Highlights

The tables that follow present the consolidated financial highlights for abrdn Bloomberg All Commodity Strategy K-1 Free ETF, abrdn Bloomberg All Commodity Longer Dated Strategy K-1 Free ETF and abrdn Bloomberg Industrial Metals Strategy K-1 Free ETF. The consolidated financial highlights include the accounts of each Fund’s Subsidiary. The consolidated financial highlights tables are intended to help you understand each Fund’s financial performance for the past five fiscal years or, if shorter, the period of a Fund’s operations. Certain information reflects financial results for a single Fund Share. The total returns in the table represent the rate that an investor would have earned or lost, on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Cohen & Company, Ltd., the Funds’ independent registered public accounting firm, whose report, along with the Funds’ financial statements, is included in the Funds’ Form N-CSR for the fiscal year ended December 31, 2024, which is available upon request.

	Selected Data For A Share Outstanding Throughout The Periods Indicated
	Per Share Operating Performance
	Investment Operations					Distributions
	Net asset value, beginning of year	Net investment income (loss)(b)	Net realized and unrealized gain (loss) on investments		Total from investment operations	Net investment income	Tax return of Capital		Total distributions
abrdn Bloomberg All Commodity Strategy K-1 Free ETF
Year Ended December 31, 2024	$19.38	$0.97	$—	(f)	$0.97	$(0.65)	$(—	)(f)	$(0.65)
Year Ended December 31, 2023	21.98	0.99	(2.83)		(1.84)	(0.76)	(—	)(f)	$(0.76)
Year Ended December 31, 2022	22.93	0.32	3.14		3.46	(2.89)	(1.52)		(4.41)
Year Ended December 31, 2021	21.77	(0.05)	5.68		5.63	(4.47)	—		(4.47)
Year Ended December 31, 2020	22.64	0.05	(0.77	)(g)	(0.72)	(0.15)	—		(0.15)

abrdn Bloomberg All Commodity Longer Dated Strategy K-1 Free ETF
Year Ended December 31, 2024	30.66	1.54	0.23	(g)	1.77	(1.12)	(0.01)		(1.13)
Year Ended December 31, 2023	34.58	1.56	(4.10)		(2.54)	(1.37)	(0.01)		(1.38)
Year Ended December 31, 2022	30.76	0.47	5.15		5.62	(1.74)	(0.06)		(1.80)
Year Ended December 31, 2021	25.20	(0.07)	8.18		8.11	(2.55)	—		(2.55)
Year Ended December 31, 2020	24.48	0.03	1.02		1.05	(0.33)	—		(0.33)

abrdn Bloomberg Industrial Metals Strategy K-1 Free ETF
Year Ended December 31, 2024	21.61	1.07	(0.39)		0.68	(2.30)	(—	)(f)	(2.30)
Year Ended December 31, 2023	24.73	1.07	(3.46)		(2.39)	(0.73)	—		(0.73)
Year Ended December 31, 2022	25.75	0.29	(1.13)		(0.84)	(0.18)	—		(0.18)
Year Ended December 31, 2021(h)	25.00	(0.02)	1.17		1.15	(0.40)	—		(0.40)

(a)Annualized for periods less than one year.

(b)Per share net investment income (loss) has been calculated using the average daily shares method.

(c)Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at net asset value. This percentage is not an indication of the performance of a shareholder’s investment in the Fund based on market value due to differences between the market price of the shares and the net asset value per share of the Fund.

(d)Not annualized for periods less than one year.

(e)Derivative instruments and instruments with a maturity of one year or less at the time of acquisition are excluded from the calculation of the portfolio turnover rate. If these instruments were included in the calculation, the Fund would have a higher portfolio turnover rate. In-Kind transactions are not included in the portfolio turnover.

(f)Less than $0.005 per share.

(g)The amount shown for a share outstanding throughout the period is not in accordance with the aggregate net realized and unrealized gain (loss) for that period because of the timing of sales and repurchases of the Fund shares in relation to fluctuating market value of the investments in the Fund.

(h)For the period from September 22, 2021 (commencement of operations) through December 31, 2021.

Amounts listed as “-” are $0 or round to $0.

Selected Data For A Share Outstanding Throughout The Periods Indicated
Per Share Operating Performance		Ratios/Supplemental Data
	Total Return	Ratios To Average Net Assets(a)				Supplemental Data
Net asset value, end of year	Net asset value(c)(d)	Expenses before expense reductions	Expenses net of waivers, if any	Net investment income (loss) before expense reductions	Net investment income (loss) net of waivers, if any	Net assets, end of year (000’s)	Portfolio turnover rate(d)(e)

$19.70	5.08%	0.31%	0.26%	4.82%	4.87%	$1,267,907	—
19.38	(8.35%)	0.32%	0.26%	4.71%	4.77%	806,398	—
21.98	15.13%	0.32%	0.26%	1.12%	1.18%	873,741	—
22.93	26.27%	0.30%	0.25%	(0.25%)	(0.20%)	639,804	—
21.77	(3.17%)	0.31%	0.25%	0.20%	0.26%	337,446	—

31.30	5.87%	0.36%	0.30%	4.79%	4.85%	233,205	—
30.66	(7.36%)	0.37%	0.30%	4.67%	4.73%	219,205	—
34.58	18.33%	0.37%	0.30%	1.20%	1.27%	278,391	—
30.76	32.40%	0.35%	0.29%	(0.30%)	(0.24%)	87,653	—
25.20	4.29%	0.35%	0.29%	0.06%	0.12%	11,339	—

19.99	3.17%	0.51%	0.40%	4.60%	4.71%	17,995
21.61	(9.61%)	0.54%	0.41%	4.55%	4.68%	22,696	—
24.73	(3.25%)	0.54%	0.40%	0.99%	1.13%	30,917	—
25.75	4.66%	0.47%	0.39%	(0.44%)	(0.35%)	27,035	—

abrdn ETFs
c/o ALPS Distributors, Inc.

1290 Broadway, Suite 1000
Denver, Colorado 80203

The Trust’s current SAI provides additional detailed information about the Funds. The Trust has electronically filed the SAI with the SEC. The SAI is incorporated by reference in this Prospectus.

Additional information about the Funds’ investments is available in the Funds’ annual and semi-annual reports to shareholders and in Form N-CSR. In the annual report you will find a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year. In the Funds’ Form N-CSR filings, you will find each Fund’s annual and semi-annual financial statements.

To make shareholder inquiries, for more detailed information on a Fund or to request the SAI, Form N-CSR, annual or semi-annual shareholder reports free of charge, please:

Call:	1-844-383-7289 Monday through Friday 8:00 a.m. – 8:00 p.m. (Eastern time)	Write:	abrdn ETFs c/o ALPS Distributors, Inc. 1290 Broadway, Suite 1000 Denver, Colorado 80203
Visit:	www.aberdeeninvestments.com/usa/etf

Other information about the Funds is available on the EDGAR Database on the SEC’s internet site at sec.gov. You may also obtain copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

No person is authorized to give any information or to make any representations about any Fund and its shares not contained in this Prospectus and you should not rely on any other information. Read and keep this Prospectus for future reference.

abrdn ETFs are distributed by

ALPS Distributors, Inc.

1290 Broadway, Suite 1000

Denver, Colorado 80203

INVESTMENT COMPANY ACT FILE NO.

811-22986

abrdn ETFs

STATEMENT OF ADDITIONAL INFORMATION

May 1, 2025

abrdn Bloomberg All Commodity Strategy K-1 Free ETF

Ticker: BCI

abrdn Bloomberg All Commodity Longer Dated Strategy K-1 Free ETF

Ticker: BCD

abrdn Bloomberg Industrial Metals Strategy K-1 Free ETF

Ticker: BCIM

Principal U.S. Listing Exchange: NYSE Arca

This Statement of Additional Information (“SAI”) is not a prospectus. The SAI should be read in conjunction with the current prospectus (the “Prospectus”) for each of the funds listed above (each, a “Fund” and, collectively, the “Funds”), each a separate series of abrdn ETFs (the “Trust”), as may be revised from time to time.

The current Prospectus for each Fund is dated May 1, 2025, which may be amended or supplemented from time to time. Capitalized terms used herein that are not defined have the same meaning as in the Prospectus, unless otherwise noted. The audited financial statements for the Funds for the fiscal year ended December 31, 2024, including the notes thereto and the related report of Cohen & Company, Ltd. (“Cohen & Co”), the independent registered public accounting firm for the Funds, which are contained in the  Funds’ December 31, 2024 Form N-CSR , are incorporated herein by reference in the section “Financial Statements.” No other parts of the Form N-CSR are incorporated by reference herein. A copy of the Prospectus and the Form N-CSR for each Fund may be obtained, without charge, by calling 1-844-383-7289, visiting www.aberdeeninvestments.com/usa/etf, or writing to abrdn ETFs, c/o ALPS Distributors, Inc., 1290 Broadway, Suite 1000, Denver, Colorado 80203.

THE SECURITIES AND EXCHANGE COMMISSION (“SEC”) AND THE COMMODITY FUTURES TRADING COMMISSION (“CFTC”) HAVE NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS SAI. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

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GENERAL DESCRIPTION OF THE TRUST AND THE FUNDS

The Trust was organized as a Delaware statutory trust on January 9, 2014 and is authorized to issue multiple series or portfolios. The Trust is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The offering of the Trust’s shares (“Shares”) is registered under the Securities Act of 1933, as amended (the “Securities Act”).

Effective October 1, 2018, the Trust changed its name from ETFS Trust to Aberdeen Standard Investments ETFs. Effective September 22, 2021, the Trust changed its name from Aberdeen Standard Investments ETFs to abrdn ETFs. Also effective September 22, 2021, Aberdeen Standard Bloomberg All Commodity Strategy K-1 Free ETF changed its name to abrdn Bloomberg All Commodity Strategy K-1 Free ETF, Aberdeen Standard Bloomberg All Commodity Longer Dated Strategy K-1 Free ETF changed its name to abrdn Bloomberg All Commodity Longer Dated Strategy K-1 Free ETF, and Aberdeen Bloomberg Industrial Metals Strategy K-1 Free ETF changed its name to abrdn Bloomberg Industrial Metals Strategy K-1 Free ETF.

Each Fund seeks to provide investment results that closely correspond, before fees and expenses, to a particular commodity index identified in the Fund’s Prospectus (“Index”). abrdn Inc. serves as the investment advisor (the “Advisor”) and Vident Advisory, LLC (d/b/a Vident Asset Management) serves as the sub-advisor (the “Sub-Advisor”) to each Fund (the Advisor and Sub-Advisor may be referred to together herein as the “Advisors”). The Advisor is an indirect wholly-owned subsidiary of Aberdeen Group plc (formerly, abrdn plc). ALPS Distributors, Inc. serves as the distributor (the “Distributor” or “Principal Underwriter”) of the creation units aggregations of the Funds.

Each Fund issues and redeems shares at net asset value (“NAV”) per share only in large blocks of shares (“Creation Units” or “Creation Unit Aggregations”). The Creation Unit size for abrdn Bloomberg All Commodity Strategy K-1 Free ETF and abrdn Bloomberg All Commodity Longer Dated Strategy K-1 Free ETF is 50,000 shares per Creation Unit. The Creation Unit size for abrdn Bloomberg Industrial Metals Strategy K-1 Free ETF is 25,000 Shares per Creation Unit. The size of a Fund’s Creation Unit may change from time to time, and Creation Units are not expected to consist of less than 25,000 shares. These transactions are usually in exchange for a basket of securities included in the relevant Fund’s Index and/or an amount of cash. As a practical matter, only institutions or large investors purchase or redeem Creation Units. Except when aggregated in Creation Units, Shares are not redeemable securities.

Each Fund intends to qualify each year for treatment as a regulated investment company (a “RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), so that it will not be subject to federal income tax on income and gains that are timely distributed to Fund shareholders. Each Fund will invest its assets, and otherwise conduct its operations, in a manner that is intended to satisfy the qualifying income, diversification and distribution requirements necessary to establish and maintain eligibility for such treatment.

Shares of each Fund are listed on NYSE Arca (the “Listing Exchange”), and trade throughout the day on the Listing Exchange and other secondary markets at market prices that may differ from NAV. As in the case of other publicly traded securities, brokers’ commissions on transactions will be based on commission rates charged by the applicable broker.

The Trust reserves the right to adjust the prices of shares in the future to maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the applicable Fund.

EXCHANGE LISTING AND TRADING

Each Fund’s shares trade on the Listing Exchange at prices that may differ to some degree from their NAV. The Listing Exchange may remove a Fund’s shares from listing if (i) following the initial 12-month period beginning upon the commencement of trading of the Fund, there are fewer than 50 beneficial owners of the Fund’s shares; (ii) the Listing Exchange becomes aware that the Fund is no longer eligible to operate in reliance on Rule 6c-11 under the 1940 Act; (iii) the Fund no longer complies with certain Listing Exchange rules; or (iv) such other event shall occur or condition exists that, in the opinion of the Listing Exchange, makes further dealings on the exchange inadvisable. The Listing Exchange will remove a Fund’s shares from listing and trading upon termination of the Trust. There can be no assurance that the requirements of the Listing Exchange necessary to maintain the listing of a Fund’s shares will continue to be met.

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As in the case of other publicly-traded securities, when you buy or sell Shares of a Fund through a broker, you may incur a brokerage commission determined by that broker, as well as other charges.

INVESTMENT STRATEGIES AND RISKS

Each Fund, using a “passive” or representative sampling indexing investment approach, seeks to track the investment performance of its respective Index. “Sampling” means that each Fund generally will invest in a sample of instruments in its respective Index whose risk, return and other characteristics resemble the risk, return and other characteristics of the Index as a whole. Unlike many investment companies that try to “beat” the performance of a benchmark index, each Fund does not try to “beat” its respective Index and does not seek temporary defensive positions that are inconsistent with its investment objective of seeking to provide investment results that closely correspond, before fees and expenses, to the performance of such Index.

Under normal market conditions, each Fund intends to achieve its investment objective by investing in exchange-traded commodity futures contracts through its own wholly-owned subsidiary organized under the laws of the Cayman Islands (each, a “Subsidiary” and, collectively, the “Subsidiaries”). As a means to provide investment returns that are designed to track those of the relevant Index, each Subsidiary may also invest directly in commodity-linked instruments, including pooled investment vehicles (such as ETFs and other investment companies) and swaps and exchange-traded options on futures contracts, to the extent permitted under the 1940 Act and any applicable exemptive relief (collectively, “Commodities-Related Assets” and, together with exchange-traded commodities futures contracts, “Commodities Instruments”).

The remainder of the Fund’s assets that are not invested in its Subsidiary (i.e., at least 75% of the Fund’s total assets) will principally be invested in: (1) short-term investment grade fixed income securities that include U.S. government securities and money market instruments; and (2) cash and other cash equivalents. The Fund may also invest in agency securities, corporate debt obligations, repurchase agreements and bank instruments but these are not expected to be principal investment strategies. Each Fund will use such instruments to generate a total return for investors.

Each Fund’s investment objective, principal investment strategies and associated risks are described in the Fund’s Prospectus. The sections below supplement these principal investment strategies and risks and describe the Funds’ additional investment policies and the different types of investments that may be made by a Fund as a part of its non-principal investment strategies. With respect to each Fund’s investments, unless otherwise noted, if a percentage limitation on investment is adhered to at the time of investment or contract, a subsequent increase or decrease as a result of market movement or redemption will not result in a violation of such investment limitation.

Each Fund is considered “non-diversified” as such term is used in the 1940 Act. However, each Fund intends to satisfy the asset diversification requirements for classification as a RIC under Subchapter M of the Code.

GENERAL RISKS

Market Events Risk. The market values of a Fund’s assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or intervention, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by trade disputes or other factors, political developments, investor sentiment and other factors. Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, actual or threatened war or other armed conflicts (such as the Russia/Ukraine and Israel/Hamas conflicts), terrorism, diplomatic developments or the imposition of sanctions and other similar measures (including the imposition of tariffs),natural/environmental or manmade disasters, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), natural/environmental or man-made disasters, supply chain disruptions, governmental or quasi-governmental actions (including sanctions and other similar measures), rising inflation and interest rate changes, and other circumstances involving one country or region could have profound impacts on global economies or markets. As a result, the value and liquidity of a Fund’s investments may be negatively affected.

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In addition, governments have recently imposed, and may in the future impose, economic sanctions or other similar measures against certain countries, entities or individuals. A Fund’s investments may be subject to these measures, which could prevent or prohibit the Fund from making certain investments or transacting with certain counterparties. These measures could also result in countermeasures or retaliatory actions, which may adversely impact a Fund’s investments, including those that are not economically tied to sanctioned countries, entities or individuals. The imposition of sanctions and retaliatory measures could, among other things, disrupt markets in which a Fund invests, devalue currencies, and increase market volatility throughout the world. Economic sanctions or other similar measures could, among other things, effectively restrict or eliminate a Fund’s ability to purchase or sell certain investments, negatively impact the value or liquidity of a Fund’s investments, significantly delay or prevent the settlement of a Fund’s transactions, force a Fund to sell or otherwise dispose of investments at inopportune times or prices, increase a Fund’s transaction costs, make a Fund’s investments more difficult to value, or impair a Fund’s ability to meet its investment objective or invest in accordance with its investment strategies. These conditions may be in place for a substantial period of time and enacted with limited advance notice. Additionally, recent heightened concerns of trade disputes could result in increased tariffs, trade restrictions or other retaliatory countermeasures. Although it is not possible to predict the impact that any sanctions, tariffs, and retaliatory actions may have on a Fund, such events could significantly harm the value of a Fund’s investments and a Fund’s performance. An investor in the Funds could lose money over short or long periods of time.

U.S. and global markets have experienced increased volatility, including as a result of the failures of certain U.S. and non-U.S. banks, which could be harmful to the Funds and issuers in which they invest. For example, if a bank in which a Fund or issuer has an account fails, any cash or other assets in bank accounts may be temporarily inaccessible or permanently lost by the Fund or issuer. If a bank that provides a subscription line credit facility, asset-based facility, other credit facility and/or other services to an issuer fails, the issuer could be unable to draw funds under its credit facilities or obtain replacement credit facilities or other services from other lending institutions with similar terms. Even if banks used by issuers in which the Funds invest remain solvent, continued volatility in the banking sector could cause or intensify an economic recession, increase the costs of banking services or result in the issuers being unable to obtain or refinance indebtedness at all or on as favorable terms as could otherwise have been obtained. Conditions in the banking sector are evolving, and the scope of any potential impacts to the Funds and issuers, both from market conditions and also potential legislative or regulatory responses, are uncertain. Continued market volatility and uncertainty and/or a downturn in market and economic and financial conditions, as a result of developments in the banking industry or otherwise (including as a result of delayed access to cash or credit facilities), could have an adverse impact on the Funds and issuers in which they invest.

Russia/Ukraine Risk – In February 2022, Russia commenced a military attack on Ukraine. The ongoing hostilities between the two countries and the threat of wider spread hostilities could have a severe adverse effect on the region and global economies, including significant negative impacts on the markets for certain securities and commodities, such as aluminum, copper, nickel, oil and natural gas. In addition, sanctions imposed on Russia by the United States and other countries, and any sanctions imposed in the future, could have a significant adverse impact on the Russian economy and related markets. On April 12, 2024, the United States and the United Kingdom announced sanctions prohibiting metal-trading exchanges, such as the LME and Chicago Mercantile Exchange (CME), from accepting new aluminum, copper and nickel produced by Russia, and barred the import of such metals produced by Russia into the United States and United Kingdom. The price and liquidity of investments may fluctuate widely as a result of the conflict and related events. How long the armed conflict and related events will last cannot be predicted. These tensions and any related events could have a significant impact on Fund performance and the value of the Funds’ investments.

LIBOR and Replacement Rates Risk. A Fund may invest in certain debt securities, derivatives or other financial instruments that previously were tied to the London Interbank Offered Rate (“LIBOR”) as a “benchmark” or “reference rate” for various interest rate calculations. LIBOR was a leading floating rate benchmark used in loans, notes, derivatives and other instruments or investments. As a result of benchmark reforms, publication of all LIBOR settings has ceased. Public and private sector actors have worked to establish new or alternative reference rates (e.g., the Secured Overnight Financing Rate (“SOFR”), which measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities and is intended to replace U.S. dollar LIBOR with certain adjustments).

The elimination of LIBOR, changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Funds’ performance and/or net asset value.

Replacement rates that have been identified include SOFR and the Sterling Overnight Index Average Rate (SONIA, which is intended to replace GBP LIBOR and measures the overnight interest rate paid by banks for unsecured transactions in the sterling market), although other replacement rates could be adopted by market participants. If no widely accepted conventions develop, it is uncertain what effect broadly divergent interest rate calculation methodologies in the markets will have on the price and liquidity of certain equity and debt securities in which the Funds may invest.

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Borrowing. Although the Funds do not intend to borrow money, each Fund may do so to the extent permitted by the 1940 Act. Under the 1940 Act, a fund may borrow up to 33⅓% of the value of the Fund’s total assets less liabilities (other than borrowings). A Fund will borrow only for short-term or emergency purposes. As described in more detail below, Rule 18f-4 under the 1940 Act permits the Funds to treat reverse repurchase transactions either as borrowings or as “derivative transactions” subject to the risk-based limits of the rule.

Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of a Fund’s portfolio. Money borrowed will be subject to interest costs that may or may not be recovered by earnings on the securities purchased. A Fund also may be required to maintain minimum average balances in connection with a borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

Portfolio Turnover. Each Fund buys and sells portfolio securities in the normal course of its investment activities. The proportion of the Fund’s investment portfolio that is bought and sold during a year is known as the Fund’s portfolio turnover rate. A high portfolio turnover rate could result in the payment by the Fund of increased brokerage costs, expenses and taxes. Derivative instruments and instruments with a maturity of one year or less at the time of acquisition are excluded from the calculation of the portfolio turnover rate presented elsewhere in the Funds’ Prospectus and SAI. If these instruments were included in the calculation, the Fund would have a higher portfolio turnover rate.

Cybersecurity Risk. With the increased use of technologies such as mobile devices and Web-based or “cloud” applications, and the dependence on the Internet and computer systems to conduct business, the Funds are susceptible to operational, information security and related risks. In general, cybersecurity incidents can result from deliberate attacks or unintentional events (arising from external or internal sources) that may cause a Fund to lose proprietary information, suffer data corruption, physical damage to a computer or network system or lose operational capacity. Cybersecurity attacks include, but are not limited to, artificial intelligence spoofing, infection by malicious software, such as malware or computer viruses or gaining unauthorized access to digital systems, networks or devices that are used to service a Fund’s operations (e.g., through “hacking,” “phishing” or malicious software coding) or other means for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cybersecurity attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on a Fund’s websites (i.e., efforts to make network services unavailable to intended users). In addition, authorized persons could inadvertently or intentionally release confidential or proprietary information stored on a Fund’s systems.

Cybersecurity incidents affecting the Funds’ Advisor, Sub-Advisor, other service providers to a Fund or its shareholders (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) have the ability to cause disruptions and impact business operations, potentially resulting in financial losses to both a Fund and shareholders, interference with a Fund’s ability to calculate its NAV, impediments to trading, the inability of Fund shareholders to transact business and of a Fund to process transactions (including fulfillment of Fund share purchases and redemptions), violations of applicable privacy and other laws (including the release of private shareholder information) and attendant breach notification and credit monitoring costs, regulatory fines, penalties, litigation costs, reputational damage, reimbursement or other compensation costs, forensic investigation and remediation costs, and/or additional compliance costs. Similar adverse consequences could result from cybersecurity incidents affecting issuers of securities in which a Fund invests, counterparties with which a Fund engages in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies and other financial institutions (including financial intermediaries and other service providers) and other parties. In addition, substantial costs may be incurred in order to safeguard against and reduce the risk of any cybersecurity incidents in the future. In addition to administrative, technological and procedural safeguards, the Advisor has established business continuity plans in the event of such cybersecurity incidents. However, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified, as well as the rapid development of new threats. Furthermore, a Fund cannot control the cybersecurity plans and systems put in place by its service providers or any other third parties whose operations may affect a Fund or its shareholders. A Fund and its shareholders could be negatively impacted as a result. In addition, work from home arrangements by the Funds, the Advisor or their service providers could increase all of the above risks, create additional and information accessibility concerns, and make the Funds, the Advisor or their service providers susceptible to operational disruptions, any of which could adversely impact their operations. Furthermore, the Funds may be an appealing target for cybersecurity threats such as hackers and malware.

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Tax Risk. To qualify for the favorable U.S. federal income tax treatment accorded to RICs under Subchapter M of the Code, each Fund must, among other things, derive in each taxable year at least 90% of its gross income from certain prescribed sources (“qualifying income”). Each Fund may obtain exposure to the commodities markets by entering into commodity-linked derivative instruments, such as listed futures contracts, forward currency contracts, swaps and structured notes. Income from certain commodity-linked derivative instruments in which the Funds invest may not be considered “qualifying income”. Each Fund intends to invest in such commodity-linked derivative instruments indirectly, through its Subsidiary. The Fund will recognize annually as ordinary income the Subsidiary’s current year net taxable earnings, if any. The Fund will not recognize the Subsidiary’s net losses, if any, nor would such losses carryforward to future years. The Fund will be required to include in gross income for U.S. federal income tax purposes all of its Subsidiary’s “subpart F” income (defined in Section 951 of the Code to include passive income, including from commodity-linked derivatives), whether or not such income is distributed by such Subsidiary. However, each Fund must distribute to its shareholders, at least annually, all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid), including such “subpart F” income, to qualify for treatment as a RIC under the Code and avoid U.S. federal income and excise taxes. Therefore, a Fund may have to dispose of its portfolio securities, potentially under disadvantageous circumstances, to generate cash, or may have to borrow cash, to satisfy distribution requirements. Such a disposition of securities may potentially result in additional taxable gain or loss to a Fund and may affect the amount and timing of distributions from such Fund. Each Fund’s strategy of investing through its Subsidiary in commodity-related instruments may cause the Fund to recognize more ordinary income than would be the case if the Fund did not invest through a Subsidiary, resulting in distributions from the Fund that are taxable to individual shareholders at ordinary income tax rates rather than at the more favorable tax rates for long-term capital gains. The IRS issued final regulations pursuant to which the “subpart F” income of a Fund attributable to its investment in a Subsidiary is “qualifying income” to the Fund to the extent that such income is currently distributed to the Fund or is derived with respect to the Fund’s business of investing in stock, securities or currencies. The Funds expect their “subpart F” income attributable to their investment in a Subsidiary to be derived with respect to such Fund’s business of investing in stock, securities or currencies and to be treated as “qualifying income”. The Advisor and/or Sub-Advisor will carefully monitor the Funds’ investments in their respective Subsidiary to ensure that no more than 25% of such Fund’s assets are invested in its Subsidiary to ensure compliance with each Fund’s asset diversification test as described in more detail in the “Taxes” section of this SAI. To the extent a Fund invests in commodities directly, it will seek to restrict its income from such investments that do not generate qualifying income to a maximum of 10% of its gross income (when combined with its other investments that produce non-qualifying income) to comply with the qualifying income test (as described in detail in the “Taxes” section of this SAI) necessary for a Fund to qualify as a RIC under Subchapter M of the Code. However, a Fund might generate more non-qualifying income than anticipated, might not be able to generate qualifying income in a particular taxable year at levels sufficient to meet the qualifying income test, or might not be able to determine the percentage of qualifying income it derives for a taxable year until after year-end. Accordingly, the extent to which the Funds invest in commodities or commodity-linked derivatives directly or through their respective Subsidiary may be limited by the qualifying income and asset diversification tests, which the Funds must continue to satisfy to maintain their status as a RIC. As such, the Funds could be required to reduce their exposure to such investments, which may result in difficulty in implementing each Fund’s investment strategy. If a Fund were to fail to meet the qualifying income test or the asset diversification test and fail to qualify as a RIC, it would be taxed in the same manner as an ordinary corporation, and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. The failure by a Fund to qualify as a RIC would have significant negative tax consequences to Fund shareholders and would affect a shareholder’s return on its investment in such Fund. Under certain circumstances, a Fund may be able to cure a failure to meet the qualifying income test or the asset diversification test if such failure was due to reasonable cause and not willful neglect, but in order to do so the Fund may incur significant fund-level taxes, which would effectively reduce (and could eliminate) the Fund’s returns. Please refer to the section of this SAI entitled “Taxes – Regulated Investment Company (RIC) Status” for a more detailed explanation of the tax risks associated with the Funds’ commodity investments.

SPECIFIC INVESTMENT STRATEGIES AND RISKS

Commodity Futures. Each Fund, through its Subsidiary, invests in exchange-traded commodity futures contracts as part of its principal investment strategies. Commodity futures contracts are an agreement to buy or sell a certain amount of a commodity at a specific price on a specific date (their expiry) which are negotiated and traded on futures exchanges. Commodity futures contracts are generally based upon commodities within the following commodity groups: energy, industrial metals, agriculture, precious metals, foods and fibers, and livestock.

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Commodity futures contracts are traded on futures exchanges which provide a central marketplace to negotiate and transact futures contracts, a clearing corporation to process trades, and a secondary market. Commodity futures exchanges provide standardization with regards to certain key features such as expiry dates, contract sizes and terms and conditions of delivery. Commodity futures exchanges set a maximum permissible price movement either up or down during a single trading day and when this limit has been reached, no trades may be placed that day at a price beyond that limit. This limit could prevent a Fund from trading when it may otherwise be advantageous to do so. Even with daily price limits, commodity futures contracts have historically experienced greater price volatility than traditional assets such as stocks or bonds. Accordingly, the NAV of a Fund’s shares may be subject to greater volatility than if the Fund only invested in stocks or bonds. Exchanges may also impose position limit rules limiting the value or number of contracts in one commodity that may be held by one market participant to ensure that the amount of futures contracts that any one party may hold in a particular commodity at any point in time to ensure that no one participant can control a significant portion of the market in a particular commodity.

More commonly, as futures contracts near expiry, they are often replaced with a later dated contract in a process known as “rolling”. This involves selling the contracts before they expire and purchasing similar contacts that have a later expiry date. Any difference between the price for the nearer delivery month contract and the price for distant month contract is known as a ‘roll yield’ and this can be either a positive amount or a negative amount. Futures contracts may be satisfied at expiry by delivery of the relevant commodity from one party to the other.

Commodity futures contract prices are generally comprised of the price of the relevant commodity as well as the costs of storing the physical commodity. Storage costs include (i) the time value of money invested in the physical commodity, (ii) plus the costs of storing the commodity, (iii) less any benefits of owning the physical commodity not obtained by the holder of a futures contract (the “convenience yield”).

Due to the volatility of commodity futures and the risk of credit risk exposure to the counterparty to the contract, commodity futures exchanges each have clearing corporations which act as counterparty to all contracts by either buying or selling directly to the market participants. This means that when each Subsidiary purchases or sells commodity futures contracts their obligations will be to the clearing house; and it will be the clearinghouse that is obliged to satisfy the Subsidiaries’ rights under a commodity futures contract.

To ensure a party to a futures contract fulfills its obligations to the clearing house, all participants are required to post and maintain a level of collateral (the collateral is known as “margin”). An exchange will set the margin requirements for the contracts which trade there and these can be modified the term of the futures contract. Margin requirements range upward from less than 5% of the value of the futures contract being traded. Margin requirements can be offset by other opposing futures transactions; margin payments will continue to be required.

When the price of a particular futures contract increases (in the case of a sale) or decreases (in the case of a purchase) and any loss on the futures contract means that the margin already held does not satisfy margin requirements, further margin must be posted. Conversely, if there is a favorable price change in the futures contract any excess margin may be removed from the relevant deposit account. Any gain or loss on London Metal Exchange (“LME”) futures contracts is not realized until their respective maturity dates. The net unrealized appreciation and depreciation on LME futures contracts is included in unrealized appreciation and unrealized depreciation on open futures contracts on the Funds’ Consolidated Statements of Assets and Liabilities in the Funds’ shareholder reports. Any margin deposited by a Subsidiary should earn interest income. LME is a non-U.S. exchange on which each Fund may trade futures contracts.

Commodity futures contracts may also be subject to additional risks that could negatively impact the value of a Fund’s investments, including: (i) storage costs, which may be reflected in the price of a commodities futures contract if it is physically settled; (ii) changes in the rate of inflation and reduced economic growth, which can impact the spot price of an underlying commodity; (iii) natural disasters, agricultural or livestock disease, war, geopolitical events, strikes, embargoes and tariffs, and other factors may have a significant impact on commodity prices and the value of a Fund’s investments in commodity futures contracts; and (iv) various dynamics in the commodities markets that could cause a Fund to purchase a commodity futures contract at a higher price than it otherwise would.

In addition, foreign futures exchanges may impose trading, settlement, and margin requirements that differ from those imposed by U.S. exchanges. Foreign futures contracts may not involve a clearing mechanism or related guarantees and, therefore, may be subject to a greater risk of loss than futures contracts traded in the United States. To the extent margin payments for a foreign futures contract are measured in a foreign currency, the foreign futures contract may also involve currency risk. Foreign futures exchanges have in the past, and may again in the future, suspend and/or cancel trades in derivatives contracts traded on those exchanges.

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Derivatives. Each Fund may use derivative instruments as part of its investment strategies. Generally, derivatives are financial instruments whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to bonds, interest rates, currencies, commodities, and related indexes. Examples of derivative instruments include forward contracts, currency and interest rate swaps, currency options, futures contracts, options on futures contracts and swap agreements. Derivatives may also include financial instruments such as reverse repurchase agreements and similar financial transactions if certain conditions are met. The Fund’s use of derivative instruments will be underpinned by investments in short-term, high-quality instruments, such as U.S. money market securities.

When a Fund invests in a derivative for non-hedging purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. Investments in derivatives may not correctly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose a Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. A Fund may also take a short position through a derivative. A Fund may increase its use of derivatives in response to unusual market conditions.

Derivatives can be volatile and may involve significant risks, including:

Accounting risk – the accounting treatment of derivative instruments, including their initial recording, income recognition, and valuation, may require detailed analysis of relevant accounting guidance as it applies to the specific instrument structure.

Correlation risk – if the value of a derivative does not correlate well with the particular market or other asset class the derivative is intended to provide exposure to, the derivative may not have the anticipated effect.

Counterparty risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

Index risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

Leverage risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

Liquidity risk – the risk that certain derivative instruments may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the instrument is currently worth. In addition, a Fund may need to sell portfolio securities at an inopportune time to satisfy margin or payment obligations under derivatives transactions.

Operational/legal risk – derivatives may require customized, manual processing and documentation of transactions and may not fit within existing automated systems for confirmations, reconciliations and other operational processes used for (traditional) securities. Derivatives may result in losses caused by legal unenforceability of a party’s obligation under the derivative despite the party’s assumption of such risk.

Short position risk – a Fund will incur a loss from a short position if the value of the reference asset increases after the Fund has entered into the short position. Short positions generally involve a form of leverage, which can exaggerate a Fund’s losses. If a Fund engages in a short derivatives position, it may lose more money than the actual cost of the short position and its potential losses may be unlimited. Any gain from a short position will be offset in whole or in part by the transaction costs associated with the short position.

Tax risk – derivatives raise issues related to the requirements for qualifications as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code” or the “Internal Revenue Code”).

Valuation risk – depending on their structure, some categories of derivatives may present special valuation challenges. For example, valuation of derivatives may be affected by considerations such as volatility, leverage, default risk and lack of trading on a recognized market, among other things.

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The use of derivatives is a highly specialized activity that can involve investment techniques and risks different from, and in some respects greater than, those associated with investing in more traditional investments such as stocks and bonds. Derivatives may have a return that is tied to a formula based upon an interest rate, index or other measurement which may differ from the return of a simple security of the same maturity. A formula may have a cap or other limitation on the rate of interest to be paid. Derivatives may have varying degrees of volatility at different times, or under different market conditions, and may perform in unanticipated ways, each of which may affect valuation.

OTC risk – Derivatives may generally be traded OTC, through a swap execution facility (“SEF”), or on an exchange. Derivatives traded through a SEF or exchange generally must be centrally cleared through a regulated clearing agency, and derivatives traded OTC may be centrally cleared, but typically are not. OTC derivatives are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk. Funds entering in cleared or non-cleared OTC derivatives must post variation margin. The Funds are subject to counterparty risk when trading OTC derivatives. In order to mitigate the risk that the Funds will not be able to collect amounts due to the Funds upon bankruptcy of the counterparty, the Funds continuously evaluate the creditworthiness of counterparties and enter into master netting agreements in respect to OTC derivatives that allow the Funds to close out the contracts upon the bankruptcy of the counterparty and net exposures. As a result of Title II of the Dodd-Frank Act (as defined below) and regulations imposed by the U.S. prudential regulators, when transacting with counterparties subject to regulation by the bank regulators, the Funds must enter into contractual provisions that suspend or stay the Funds’ rights to close out in cases when the counterparty is subject to a resolution bankruptcy proceeding and are restricted in exercising cross-default rights and certain other default rights.

Risk of Government Regulation of Derivatives – It is possible that additional government regulation of various types of derivatives instruments and regulation of certain market participants’ use of such instruments may impact or prevent a Fund’s use of such instruments and/or adversely affect the value of derivatives or Fund performance. In addition, capital requirements imposed on Fund counterparties may increase the cost of entering into certain derivatives transactions, and margin requirements may require more assets of a Fund to be used for collateral in support of those derivatives. In addition, as noted above, regulations adopted by prudential regulators that are now in effect require certain bank-regulated counterparties and certain of their affiliates to include in certain financial contracts, including many derivatives contracts, terms that delay or restrict the rights of counterparties, such as a Fund, to terminate such contracts, foreclose upon collateral, exercise other default rights or restrict transfers of credit support in the event that the counterparty and/or its affiliates are subject to certain types of resolution or insolvency proceedings.

Rule 18f-4 under the 1940 Act governs a registered investment company’s use of derivatives, short sales, reverse repurchase agreements, and certain other instruments. Under Rule 18f-4, a Fund must limit its derivatives exposure through a value-at-risk test, adopt and implement a derivatives risk management program, and comply with certain reporting requirements. However, subject to certain conditions, funds that do not invest heavily in derivatives may be deemed limited derivatives users and would not be subject to the full requirements of Rule 18f-4. Under the rule, when a Fund trades reverse repurchase agreements or similar financing transactions, including certain tender option bonds, it needs to aggregate the amount of indebtedness associated with the reverse repurchase agreements or similar financing transactions with the aggregate amount of any other senior securities representing indebtedness when calculating the Fund’s asset coverage ratio or treat all such transactions as derivatives transactions. In addition, under the rule, a Fund is permitted to invest in a security on a when-issued or forward-settling basis, or with a non-standard settlement cycle, and the transaction will be deemed not to involve a senior security (as defined under Section 18(g) of the 1940 Act), provided that, (i) the Fund intends to physically settle the transaction and (ii) the transaction will settle within 35 days of its trade date (the “Delayed-Settlement Securities Provision”). The Fund may otherwise engage in when-issued, forward-settling and non-standard settlement cycle securities transactions that do not meet the conditions of the Delayed-Settlement Securities Provision so long as the Fund treats any such transaction as a “derivatives transaction” for purposes of compliance with the rule. Furthermore, under the rule, a Fund is permitted to enter into an unfunded commitment agreement, and such unfunded commitment agreement will not be subject to the asset coverage requirements under the 1940 Act, if the Fund reasonably believes, at the time it enters into such agreement, that it will have sufficient cash and cash equivalents to meet its obligations with respect to all such agreements as they come due.

These requirements may limit the ability of the Fund to use derivatives, reverse repurchase agreements and similar financing transactions, and other relevant transactions as part of its investment strategies. The new rule could impact the effectiveness, raise the costs of a Fund’s derivatives transactions or impede the employment of the Fund’s derivatives strategies.

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The Advisor has registered with the CFTC as a commodity pool operator (“CPO”) under the Commodity Exchange Act (“CEA”) with regard to each Fund and its Subsidiary. The CFTC has adopted amendments to its regulations of CPOs managing funds registered under the 1940 Act that “harmonize” the SEC’s and the CFTC’s regulatory schemes. The adopted amendments to the CFTC regulations allow CPOs to registered investment companies to satisfy certain recordkeeping, reporting and disclosure requirements that would otherwise apply to them under Part 4 of the CFTC’s regulations by continuing to comply with comparable SEC requirements. To the extent that the CFTC recordkeeping, disclosure and reporting requirements deviate from the comparable SEC requirements, such deviations are not expected to materially adversely affect the ability of a Fund to continue to operate and achieve its investment objective. If, however, these requirements or future regulatory changes result in a Fund having difficulty in achieving its investment objective, the Trust may determine to reorganize or close such Fund, materially change the Fund’s investment objective and strategies, or operate the Fund as a fully-regulated commodity pool pursuant to the Advisor’s CPO registration.

Swap Agreements. Each Fund may enter into swap agreements, including interest rate swaps. A typical interest rate swap involves the exchange of a floating interest rate payment for a fixed interest payment. Swap agreements may be used to hedge or achieve exposure to, for example, interest rates, and money market securities without actually purchasing such securities. Each Fund may use swap agreements to invest in a market without owning or taking physical custody of the underlying securities in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable. Swap agreements will tend to shift a Fund’s investment exposure from one type of investment to another or from one payment stream to another. Swap agreements could result in losses for a Fund if the underlying asset or reference performs differently than expected. Swap agreements generally expose a Fund to counterparty risk. If a counterparty is not able to perform their obligations under the agreement, a Fund could experience losses.

Counterparty or Third-Party Risk. Transactions involving a counterparty other than the issuer of the instrument, or a third-party responsible for servicing the instrument, are subject both to the credit risk of the counterparty or third-party, and to the counterparty’s or third-party’s ability to perform in accordance with the terms of the transaction.

The primary risk of swap transactions is the creditworthiness of the counterparty, since the integrity of the transaction depends on the willingness and ability of the counterparty to maintain the agreed-upon payment stream. If there is a default by a counterparty in a swap transaction, a Fund’s potential loss is the net amount of payments the Fund is contractually entitled to receive for one payment period (if any, the Fund could be in a net payment position), not the entire notional amount, which does not change hands in a swap transaction. Swaps do not involve the delivery of securities or other underlying assets or principal as collateral for the transaction. A Fund may have contractual remedies pursuant to the swap agreement but, as with any contractual remedy, there is no guarantee that a Fund would be successful in pursuing them—the counterparty may be judgment proof due to insolvency, for example. The Fund thus assumes the risk that it may be delayed or prevented from obtaining payments owed to it. The standard industry swap agreements do, however, permit a Fund to terminate a swap agreement (and thus avoid making additional payments) in the event that a counterparty fails to make a timely payment to the Fund.

Options on Futures Contracts. Each Fund reserves the right to buy or sell options on listed futures contracts. An option on a futures contract gives the purchaser the right, in exchange for payment of a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. A put option gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security or instrument at any time during the option period. A call option on a security gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security or instrument at any time during the option period. A premium is paid to the writer of an option as consideration for undertaking the obligation in the contract.

Each Fund may purchase and write options on an exchange or over the counter (“OTC”). OTC options differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and therefore entail the risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange-traded options. Because OTC options are not traded on an exchange, pricing is done normally by reference to information from a market maker. It is the SEC’s position that OTC options are generally illiquid.

There are significant risks associated with a Fund’s use of options contracts, including the following: (1) there may be an imperfect or no correlation between the changes in market value of the commodities, currencies or securities and the price of options; (2) although the Fund intends to enter into options contracts only if there is an active market for such contracts, there is no assurance that an active market will exist for the contracts at any particular time; (3) trading restrictions or limitations may be imposed by an exchange; and (4) government regulations may restrict trading in options contracts.

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Cash Items. The Funds invest a portion of their assets in cash or cash items pending other investments or to maintain liquid assets required in connection with some of the Funds’ investments. These cash items and other high quality debt securities may include money market instruments, such as securities issued by the U.S. Government and its agencies, bankers’ acceptances, commercial paper, bank certificates of deposit and investment companies that invest primarily in such instruments.

Corporate Debt Obligations. Corporate debt obligations are interest bearing securities in which the corporate issuer has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal periodically or on a specified maturity date. Notes, bonds, debentures and commercial paper are the most common types of corporate debt securities. The primary differences between the different types of corporate debt securities are their maturities and secured or un-secured status. Commercial paper has the shortest term and is usually unsecured. Corporate debt may be issued by domestic or foreign companies of all kinds, including those with small-, mid- and large-capitalizations. Corporate debt may be rated investment-grade or below investment-grade and may carry variable or floating rates of interest.

Exchange-traded Products. Each Fund may invest in exchange-traded products, which include ETFs registered under the 1940 Act, exchange-traded commodity trusts and exchange-traded notes.

Exchange-traded Funds. Each Fund may invest in ETFs. ETFs are investment companies that trade like stocks on a securities exchange at market prices rather than NAV. As a result, ETF shares may trade at a price greater than NAV (premium) or less than NAV (discount). If a Fund invests in an ETF, the Fund will indirectly bear fees and expenses charged by the ETF in addition to the Fund’s direct fees and expenses. Investments in ETFs are also subject to brokerage and other trading costs that could result in greater expenses for a Fund.

If an ETF is a registered investment company (as defined in the 1940 Act), the limitations applicable to a Fund’s ability to purchase securities issued by other investment companies apply absent exemptive relief. Rule 12d1-4 under the 1940 Act permits investment companies (such as the Funds) to invest in those ETFs in excess of the 1940 Act limits subject to certain conditions. See also “Investment Company Securities” described below. Some ETFs are not structured as investment companies and thus are not regulated under the 1940 Act.

Exchange-traded Notes. Each Fund may invest in exchange-traded notes (“ETNs”). ETNs generally are senior, unsecured, unsubordinated debt securities issued by a sponsor, such as an investment bank. ETNs are traded on exchanges and the returns are linked to the performance of market indexes. In addition to trading ETNs on exchanges, investors may redeem ETNs directly with the issuer on a periodic basis, typically in a minimum amount of 50,000 units, or hold the ETNs until maturity. The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in the underlying market, changes in the applicable interest rates, and economic, legal, political or geographic events that affect the referenced market. Because ETNs are debt securities, they are subject to credit risk. If the issuer has financial difficulties or goes bankrupt, the Fund may not receive the return it was promised. If a rating agency lowers an issuer’s credit rating, the value of the ETN may decline and a lower credit rating reflects a greater risk that the issuer will default on its obligation. There may be restrictions on the Fund’s right to redeem its investment in an ETN. There are no periodic interest payments for ETNs, and principal is not protected. The Fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market. The market value of an ETN may differ from the performance of the applicable market index, and there may be times when an ETN trades at a premium or discount.

Fixed Income Securities. Each Fund invests in fixed income securities, such as U.S. Treasury notes and bonds. Fixed income securities change in value in response to interest rate changes and other factors, such as the perception of the issuer’s creditworthiness. For example, the value of fixed income securities will generally decrease when interest rates rise, which may cause the value of the Fund to decrease. In addition, investments in fixed income securities with longer maturities will generally fluctuate more in response to interest rate changes. The capacity of traditional dealers to engage in fixed income trading has not kept pace with the bond market’s growth and dealer inventories of bonds are at or near historic lows relative to market size. Because market makers provide stability to fixed income markets, the significant reduction in dealer inventories could lead to decreased liquidity and increased volatility, which may become exacerbated during periods of economic or political stress. In addition, liquidity risk may be magnified in a rising interest rate environment in which investor redemptions (or selling of Shares in the secondary market) from fixed income funds may be higher than normal.

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Floating Rate Notes. Each Fund may invest in floating-rate and adjustable rate obligations, such as demand notes, bonds, and commercial paper. Variable- and floating-rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating-rate securities will not generally increase in value if interest rates decline. When a Fund holds variable- or floating-rate securities, a decrease (or, in the case of inverse floating-rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the net asset value of the Fund’s shares.

These securities may bear interest at a rate that resets based on standard money market indices or are remarketed at current market rates. These periodic rate resets or adjustments can mitigate the impact of interest rate changes on floating rate or adjustable rate obligations. Although floating rate notes are less sensitive to interest rate risk than securities with fixed rates, they are subject to credit risk. Furthermore, floating rate notes are often subject to restrictions on resale and can trade infrequently, which could adversely impact their value when a Fund needs to liquidate such positions. Benchmark interest rates referenced by floating rate or adjustable rate obligations may not track market interest rates accurately.

Lending Portfolio Securities. While the Funds do not currently engage in securities lending, each Fund may lend portfolio securities to certain creditworthy borrowers in U.S. and non-U.S. markets in an amount not to exceed one third (33⅓%) of the value of its total assets. The borrowers provide collateral that is marked to market daily, in an amount at least equal to the current market value of the securities loaned. A Fund may terminate a loan at any time and obtain the securities loaned. A Fund receives the value of any interest or cash or non-cash distributions paid on the loaned securities. A Fund cannot vote proxies for securities on loan, but may recall loans to vote proxies if a material issue affecting the Fund’s economic interest in the investment is to be voted upon. Distributions received on loaned securities in lieu of dividend payments (i.e., substitute payments) would not be considered qualified dividend income.

With respect to loans that are collateralized by cash, the borrower will be entitled to receive a fee based on the amount of cash collateral. A Fund is compensated by the difference between the amount earned on the reinvestment of cash collateral and the fee paid to the borrower. In the case of collateral other than cash, a Fund is compensated by a fee paid by the borrower equal to a percentage of the market value of the loaned securities. Any cash collateral may be reinvested in certain short-term instruments either directly on behalf of the lending Fund or through one or more joint accounts or money market funds, which may include those managed by the Advisor.

A Fund may pay a portion of the interest or fees earned from securities lending to a borrower as described above, and to one or more securities lending agents that would be approved by the Board of Trustees of the Trust (the “Board”) and who would administer the lending program for the Funds in accordance with guidelines that would be approved by the Board. In such capacity, the lending agent causes the delivery of loaned securities from a Fund to borrowers, arranges for the return of loaned securities to the Fund at the termination of a loan, requests deposit of collateral, monitors the daily value of the loaned securities and collateral, requests that borrowers add to the collateral when required by the loan agreements, and provides recordkeeping and accounting services necessary for the operation of the program.

Money Market Instruments. Each Fund may invest a portion of its assets in high-quality money market instruments, or money market funds that invest in such instruments, on an ongoing basis to provide liquidity or for other reasons. The instruments in which a Fund may invest include: (i) short-term obligations issued by the U.S. Government; (ii) negotiable certificates of deposit (“CDs”), fixed time deposits and bankers’ acceptances of U.S. and foreign banks and similar institutions; (iii) commercial paper rated at the date of purchase “Prime-1” by Moody’s or “A-1+” or “A-1” by Standard & Poor’s or, if unrated, of comparable quality as determined by the Fund; and (iv) repurchase agreements. U.S. government securities are obligations of, or guaranteed by, the U.S. government, its agencies or government-sponsored enterprises and such obligations may be short-, intermediate- or long-term. CDs are short-term negotiable obligations of commercial banks. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Banker’s acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

The national debt may adversely impact the U.S. economy and money market instruments in which the Funds may invest. Additionally, the total amount of debt the U.S. Treasury is authorized to incur is subject to a statutory limit. Once the Treasury reaches the debt limit, Congress must raise, extend or otherwise modify the limit to enable the Treasury to incur additional debt to pay the obligations of the U.S. Government, including principal and interest payments on certain U.S. Government Securities. The failure, or potential failure, to increase the statutory debt limit could impact the value and increase the volatility of certain money market instruments.

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Illiquid Investments. Pursuant to Rule 22e-4 under the 1940 Act (the “Liquidity Rule”), each Fund may not invest more than 15% of its net assets in illiquid investments. An illiquid investment is any investment that a Fund reasonably expects cannot be sold or disposed of in the current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Illiquid investments include repurchase agreements which have a maturity of longer than seven days, time deposits maturing in more than seven days, and securities with a contractual restriction on resale (“restricted securities”) or other factors limiting the marketability of the security. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period. If a change in NAV or other external events cause a Fund’s investments in illiquid investments to exceed the limit set forth above, the Fund will act to cause the aggregate amount of such investments to come within such limit as soon as reasonably practicable. In such event, however, a Fund would not be required to liquidate any portfolio securities where the Fund would suffer a loss on the sale of such investments.

A Fund may purchase investments that are not subject to legal or contractual restrictions on resale, but that are deemed illiquid. Such investments may be illiquid, for example, because there is a limited trading market for them. A Fund may be unable to sell a restricted or illiquid investment. In addition, it may be more difficult to determine a market value for restricted or illiquid investments. Moreover, if adverse market conditions were to develop during the period between a Fund’s decision to sell a restricted or illiquid investment and the point at which the Fund is permitted or able to sell such investment, the Fund might obtain a price less favorable than the price that prevailed when it decided to sell. This investment practice, therefore, could have the effect of decreasing the level of liquidity of such Fund.

The Advisor employs procedures and tests using third-party and internal data inputs that seek to assess and manage the liquidity of a Fund’s portfolio holdings. These procedures and tests take into account a Fund’s investment strategy and liquidity of portfolio investments during both normal and foreseeable stressed conditions, cash-flow projections during both normal and reasonable foreseeable stressed conditions, relevant market, trading and other factors, and monitor whether liquidity should be adjusted based on changed market conditions. These procedures and tests are designed to assist a Fund in determining its ability to meet redemption requests in various market conditions. In light of the dynamic nature of markets, there can be no assurance that these procedures and tests will enable a Fund to ensure that it has sufficient liquidity to meet redemption requests.

The Liquidity Rule requires the Funds to establish a liquidity risk management program. As required by the Liquidity Rule, the Funds have implemented a liquidity risk management program, including classifying each investment as a “highly liquid investment,” “moderately liquid investment,” “less liquid investment” or “illiquid investment” (the “Liquidity Program”), and the Board of Trustees, including a majority of the independent trustees, appointed the Advisor as the Liquidity Program administrator. If the limitation on illiquid investments is exceeded, other than by a change in market values, the condition will be reported to the Board and, when required by the Liquidity Rule, to the SEC.

Investment Company Securities. Each Fund may invest in the securities of other investment companies subject to applicable limitations under Section 12(d)(1) of the 1940 Act. Pursuant to Section 12(d)(1), each Fund may invest in the securities of another investment company (the “acquired company”) provided that the Fund, immediately after such purchase or acquisition, does not own in the aggregate: (i) more than 3% of the total outstanding voting stock of the acquired company; (ii) securities issued by the acquired company having an aggregate value in excess of 5% of the value of the total assets of the Fund; or (iii) securities issued by the acquired company and all other investment companies (other than treasury stock of the Fund) having an aggregate value in excess of 10% of the value of the total assets of the Fund. To the extent allowed by law or regulation, the Fund may invest its assets in securities of investment companies that are money market funds in excess of the limits discussed above. Rule 12d1-4 under the 1940 Act permits registered investment companies to acquire securities of another investment company in excess of these amounts, subject to certain conditions.

If the Fund invests in and, thus, is a shareholder of, another investment company, the Fund’s shareholders will indirectly bear the Fund’s proportionate share of the fees and expenses paid by such other investment company, including advisory fees, in addition to both the management fees payable directly by the Fund to the Fund’s own investment advisor and the other expenses that the Fund bears directly in connection with the Fund’s own operations. Investing in another investment company will also subject a Fund to the risks associated with the other investment company.

Section 12(d)(1) of the 1940 Act restricts investments by registered investment companies in securities of other registered investment companies, including each Fund. The acquisition of a Fund’s Shares by registered investment companies is subject to the restrictions of Section 12(d)(1) of the 1940 Act, except as may be permitted by Rule 12d1-4, which permits registered investment companies to invest in a Fund beyond the limits of Section 12(d)(1), subject to certain terms and conditions, including that the registered investment company enter into an agreement with that Fund regarding the terms of the investment.

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Investment in the Subsidiaries. Each Fund achieves commodity exposure through investment in its respective Subsidiary. Each Fund’s investment in its Subsidiary may not exceed 25% of the Fund’s total assets at each quarter-end of the Fund’s fiscal year. Each Subsidiary may invest in derivatives including futures, forwards, option and swap contracts, notes, and other investments intended to serve as margin or collateral or otherwise support the Subsidiary’s derivatives positions. The Subsidiaries are not registered under the 1940 Act. Each Fund, as the sole shareholder of its respective Subsidiary, will not have all of the protections offered to investors in registered investment companies. The Board has oversight responsibility for the investment activities of each Fund, including its investment in its respective Subsidiary, and the Fund’s role as the sole shareholder of its respective Subsidiary.

Changes in the laws of the United States (where the Funds are organized) and/or the Cayman Islands (where each Subsidiary is incorporated), could result in the inability of the Funds and/or the Subsidiaries to operate as described in this SAI and could negatively affect the Funds and their shareholders. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiaries. If Cayman Islands law changes such that the Subsidiaries must pay Cayman Islands taxes, Fund shareholders would likely suffer decreased investment returns.

Repurchase Agreements. Each Fund may enter into repurchase agreements with counterparties that are deemed to present acceptable credit risks. A repurchase agreement is a transaction in which a Fund purchases securities or other obligations from a bank or securities dealer (or its affiliate) and simultaneously commits to resell them to a counterparty at an agreed-upon date or upon demand and at a price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased obligations. Each Fund maintains custody of the underlying obligations prior to their repurchase, either through its regular custodian or through a special “tri-party” custodian or sub-custodian that maintains separate accounts for both the Fund and its counterparty. Thus, the obligation of the counterparty to pay the repurchase price on the date agreed to or upon demand is, in effect, secured by such obligations.

U.S. Government Securities. Each Fund may invest in obligations issued or guaranteed by the U.S. Treasury or the agencies or instrumentalities of the U.S. government. U.S. government securities are obligations of, or guaranteed by, the U.S. government, its agencies or government-sponsored enterprises. U.S. government securities are subject to market and interest rate risk, and may be subject to varying degrees of credit risk. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so. Securities backed by the U.S. Treasury or the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates. U.S. government securities include inflation-indexed fixed income securities, such as U.S. Treasury Inflation Protected Securities (TIPS). U.S. government securities include zero coupon securities, which tend to be subject to greater market risk than interest-paying securities of similar maturities. The total amount of debt the U.S. Treasury is authorized to incur is subject to a statutory limit. Once the Treasury reaches the debt limit, Congress must raise, extend or otherwise modify the limit to enable the Treasury to incur additional debt to pay the obligations of the U.S. Government, including principal and interest payments on certain U.S. Government Securities. The failure, or potential failure, to increase the statutory debt limit could: increase the risk that the U.S. government defaults on certain U.S. Government Securities; cause the credit rating of the U.S. government to be downgraded or increase volatility in both stock and bond markets; result in higher debt servicing payments by the U.S. government; reduce prices of Treasury securities; and/or increase the costs of certain kinds of debt.

PROXY VOTING POLICY

Each Fund has delegated proxy voting responsibilities to the Advisor, subject to the Board’s oversight. In delegating proxy responsibilities, the Board has directed that proxies be voted consistent with each Fund’s and its shareholders’ best interests and in compliance with all applicable proxy voting rules and regulations. The Advisor has adopted proxy voting policies and procedures (“Proxy Voting Policies”), which have been reviewed and approved by the Funds’ Board, to ensure the proper and timely voting of the proxies on behalf of the Funds. Moreover, the Advisor will assist the Funds in the preparation of the Funds’ complete proxy voting record on Form N-PX for the twelve-month period ended June 30, which must be filed with the SEC by no later than August 31 of each year. Any material changes to the proxy voting policies and procedures of the Funds or the Adviser will be submitted to the Board for approval or review, as the case may be. The Proxy Voting Policies are attached hereto as Appendix A. For additional information, also attached hereto in Appendix A is the Advisor’s Listed Company ESG Principles & Voting Policies, which among other things, expands upon how the Advisor approaches environmental, social and governance issues when engaging with company management and voting proxies.

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The Trust’s Chief Compliance Officer (“CCO”) is responsible for monitoring the effectiveness of the Proxy Voting Policies. The Proxy Voting Policies have been adopted by the Trust as the policies and procedures that the Advisor will use when voting proxies on behalf of the Funds.

The Proxy Voting Policies address, among other things, material conflicts of interest that may arise between the interests of the Funds and the interests of the Advisor. The Proxy Voting Policies will ensure that all issues brought to shareholders are analyzed in light of the Advisor’s fiduciary responsibilities.

Information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available after August 31 of the relevant year (1) without charge, upon request, by calling 1-844-383-7289, (2) on the Funds’ website at www.aberdeeninvestments.com/us/literature and (3) on the SEC’s website at sec.gov.

PORTFOLIO HOLDINGS DISCLOSURE POLICIES AND PROCEDURES

The Trust has adopted a Portfolio Holdings Policy (the “Policy”) designed to govern the disclosure of each Fund’s portfolio holdings and the use of material non-public information about Fund holdings. The Policy applies to all officers, employees, and agents of the Funds, including the Advisor. The Policy is designed to ensure that the disclosure of information about each Fund’s portfolio holdings is consistent with applicable legal requirements and otherwise in the best interest of the Funds.

As ETFs, information about each Fund’s portfolio holdings is made available on a daily basis in accordance with the provisions of any Order of the SEC applicable to the Funds, regulations of the Funds’ Listing Exchange and other applicable SEC regulations, orders and no-action relief. Such information typically reflects all or a portion of a Fund’s anticipated portfolio holdings as of the next Business Day.

A “Business Day” is any day on which the Listing Exchange is open for business. As of the date of this SAI, the Listing Exchange observes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Information about a Fund’s portfolio holdings is made available on a daily basis in accordance with the provisions of any Order of the SEC applicable to each Fund, regulations of each Fund’s Listing Exchange and other applicable SEC regulations, orders and no-action relief. Such information typically reflects all or a portion of the Fund’s anticipated portfolio holdings as of the next Business Day. This information is used in connection with the Creation and Redemption process and is disseminated on a daily basis through the facilities of the Listing Exchange, the National Securities Clearing Corporation (“NSCC”) and/or third-party service providers.

The Advisor may disclose on its website at the start of each Business Day the identities and quantities of the securities and other assets held by each Fund that will form the basis of the Fund’s calculation of its NAV on that Business Day. The portfolio holdings so disclosed are based on information as of the close of business on the prior Business Day and/or trades that have been completed prior to the opening of business on that Business Day and that are expected to settle on that Business Day.

Daily access to each Fund’s portfolio holdings with no lag time is permitted to personnel of the Advisors, the Distributor and the Administrator, sub-administrator, custodian and accountant and their agents, or other agents or service providers of the Trust who have need of such information in connection with the ordinary course of their respective duties to the Fund. The Fund’s CCO may authorize disclosure of portfolio holdings.

Each Fund may disclose its complete portfolio holdings or a portion of its portfolio holdings online at www.aberdeeninvestments.com/usa/etf. Online disclosure of such holdings is publicly available at no charge.

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Each Fund will disclose its complete portfolio holdings schedule in public filings with the SEC on a quarterly basis, based on the Fund’s fiscal year, and will provide that information to shareholders, as required by federal securities laws and regulations thereunder.

No person is authorized to disclose a Fund’s portfolio holdings or other investment positions except in accordance with the Policy. The Board reviews the implementation of the Policy on a periodic basis.

INDEX DESCRIPTIONS

The Index of each Fund was created using proprietary methodology developed by Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited, the administrator of the Index (collectively, “Bloomberg” or the “Index Provider”). The Index Provider is independent of the Funds and the Advisors.

A description of each Index is provided in the relevant Fund’s Prospectus under “Principal Investment Strategies” with certain additional details provided below. Additional information about the Indices of the Bloomberg Indices including the components and weightings of the Indices, as well as the rules that govern inclusion and weighting in each of the Indices, is available at http://www.bloombergindices.com.

Index Availability: Each Index is calculated and disseminated throughout each day the Listing Exchange is open for trading.

Changes to the Index Methodology. Each Index is governed by a published, rules-based methodology. Changes to the methodology will be publicly disclosed at www.bloombergindices.com, prior to implementation.

INVESTMENT LIMITATIONS

The following fundamental investment policies and limitations supplement those set forth in the Prospectus. Unless otherwise noted, whenever a fundamental investment policy or limitation states a maximum percentage of a Fund’s assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the Fund’s acquisition of such security or other asset. Accordingly, other than with respect to a Fund’s limitations on borrowings, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the Fund’s investment policies and limitations.

Each Fund’s fundamental investment policies cannot be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities as defined under the 1940 Act. Under the 1940 Act, the vote of a majority of the outstanding voting securities means the vote, at the annual or a special meeting of the security holders of such company duly called, (A) of 67 percent or more of the voting securities present at such meeting, if the holders of more than 50 percent of the outstanding voting securities of such company are present or represented by proxy; or (B) of more than 50 percent of the outstanding voting securities of such company, whichever is the less. Each Fund, however, may change the non-fundamental investment policies described below, as well as its investment objective without a shareholder vote.

Fundamental Policies. The following investment policies and limitations are fundamental and may NOT be changed without shareholder approval.

A Fund, as a fundamental investment policy, may not:

Senior Securities

Issue senior securities, except as permitted under the 1940 Act.

Borrowing

Borrow money, except as permitted under the 1940 Act.

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Underwriting

Act as an underwriter of another issuer’s securities, except to the extent that a Fund may be considered an underwriter within the meaning of the Securities Act in the disposition of portfolio securities.

Concentration

Purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 25% of the Fund’s total assets would be invested in the securities of companies whose principal business activities are in the same industry.

Real Estate

Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from investing in securities or other instruments backed by real estate, real estate investment trusts or securities of companies engaged in the real estate business).

Commodities

Directly purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).

Loans

Lend any security or make any other loan except as permitted under the 1940 Act.

This means that no more than 33⅓% of its total assets would be lent to other parties. This limitation does not apply to purchases of debt securities or to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments, permissible under the Fund’s investment policies.

With respect to issuing Senior Securities, as noted above, a Fund is not permitted to issue senior securities, except that a Fund may borrow from any bank if immediately after such borrowing the value of the Fund’s total assets is at least 300% of the principal amount of all of the Fund’s borrowings (i.e., the principal amount of the borrowings may not exceed 33⅓% of the Fund’s total assets). In the event that such asset coverage shall at any time fall below 300% a Fund shall, within three days thereafter (not including Sundays and holidays), reduce the amount of its borrowings to an extent that the asset coverage of such borrowing shall be at least 300%. The fundamental investment limitations set forth above limit the Fund’s ability to engage in certain investment practices and purchase securities or other instruments to the extent permitted by, or consistent with, applicable law. As such, these limitations will change as the statute, rules, regulations or orders (or, if applicable, interpretations) change, and no shareholder vote will be required or sought.

With respect to Borrowing, as noted above, a Fund may not borrow money, except that a Fund may (i) borrow money from banks for temporary or emergency purposes (but not for leverage or the purchase of investments) and (ii) engage in other transactions permissible under the 1940 Act that may involve a borrowing (such as obtaining short-term credits as are necessary for the clearance of transactions, engaging in delayed-delivery transactions, or purchasing certain futures, forward contracts and options), provided that the combination of (i) and (ii) shall not exceed 33⅓% of the value of the Fund’s total assets (including the amount borrowed), less the Fund’s liabilities (other than borrowings).

Non-Fundamental Policies. The following investment policies are not fundamental and may be changed without shareholder approval.

Illiquid Investments

A Fund will not invest in illiquid investments if, as a result of such investment, more than 15% of its net assets would be invested in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.

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CONTINUOUS OFFERING

The method by which Creation Unit Aggregations of shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Unit Aggregations of shares are issued and sold by the Funds on an ongoing basis, at any point a “distribution,” as such term is used in the Securities Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Unit Aggregations after placing an order with the Funds’ Distributor, breaks them down into constituent shares, and sells such shares directly to customers, or if it chooses to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.

Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in shares, whether or not participating in the distribution of shares, generally are required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. Firms that incur a prospectus delivery obligation with respect to shares of a Fund are reminded that, pursuant to Rule 153 under the Securities Act, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with the sale on the Listing Exchange is satisfied by the fact that the prospectus is available at the Listing Exchange upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.

MANAGEMENT OF THE TRUST

Board Responsibilities. The Board is responsible for overseeing the management and affairs of the Funds and the Trust. The Board has considered and approved contracts, as described herein, under which certain companies provide essential management and administrative services to the Trust. Like most ETFs, the day-to-day business of the Trust, including the day-to-day management of risk, is performed by third-party service providers, such as the Advisors, Distributor and Administrator. The Board is responsible for overseeing the Trust’s service providers and, thus, has oversight responsibility with respect to the risk management performed by those service providers. Risk management seeks to identify and eliminate or mitigate the potential effects of risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Trust or the Funds. Under the overall supervision of the Board and the Audit Committee (discussed in more detail below), the service providers to the Funds employ a variety of processes, procedures and controls to identify risks relevant to the operations of the Trust and the Funds to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Each service provider is responsible for one or more discrete aspects of the Trust’s business (e.g., the Advisor is responsible for the management and administration of the Trust, the Funds, and the Subsidiaries) and, consequently, for managing the risks associated with that activity.

The Board’s role in risk management oversight begins before the inception of a Fund, at which time the Fund’s Advisor presents the Board with information concerning the investment objective, strategies and risks of the Fund. Additionally, the Advisor provides the Board with an overview of, among other things, each Fund’s investment philosophy, brokerage practices and compliance infrastructure. Thereafter, the Board oversees the risk management of the Fund’s operations, in part, by requesting periodic reports from and otherwise communicating with various personnel of the Fund and its service providers, including the Trust’s CCO and the Fund’s independent registered public accountants. The Board and, with respect to identified risks that relate to its scope of expertise, the Audit Committee oversee efforts by management and service providers to manage risks to which the Funds may be exposed.

The Board is responsible for overseeing the nature, extent and quality of the services provided to the Funds by the Advisors and receives information about those services at its regular meetings. In addition, on at least an annual basis, in connection with its consideration of whether to renew the investment advisory and sub-advisory agreements with the Advisors, the Board meets with the Advisors to review such services. Among other things, the Board regularly considers the Advisors’ adherence to each Fund’s investment restrictions and compliance with various Fund policies and procedures and with applicable securities regulations. The Board also reviews information about each Fund’s performance and investments.

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The Trust’s CCO meets regularly with the Board to review and discuss compliance and other issues. At least annually, the Trust’s CCO provides the Board with a report reviewing the adequacy and effectiveness of the Trust’s policies and procedures and those of its service providers, including the Advisors. The report addresses the operation of the policies and procedures of the Trust and each service provider since the date of the last report; material changes to the policies and procedures since the date of the last report; any recommendations for material changes to the policies and procedures; and material compliance matters since the date of the last report.

The Board receives reports from the Trust’s service providers regarding operational risks, portfolio valuation and other matters. Annually, an independent registered public accounting firm reviews with the Audit Committee its audit of the Trust’s financial statements, focusing on major areas of risk encountered by the Trust and noting any significant deficiencies or material weaknesses in the Trust’s internal controls.

The Board recognizes that not all risks that may affect a Fund can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve a Fund’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, despite the periodic reports the Board receives and the Board’s discussions with the service providers to a Fund, it may not be made aware of all of the relevant information of a particular risk. Most of the Trust’s investment management and business affairs are carried out by or through the Funds’ Advisors and other service providers, each of which has an independent interest in risk management but whose policies and the methods by which one or more risk management functions are carried out may differ from the Trust’s and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result of the foregoing and other factors, the Board’s risk management oversight is subject to substantial limitations.

Members of the Board and Officers of the Trust. There are four members of the Board, three of whom are not interested persons of the Trust, as that term is defined in the 1940 Act (each an “Independent Trustee” and collectively, the “Independent Trustees”). William M. Thomas, an Independent Trustee, serves as Chair of the Board. The Board has two standing committees: the Audit Committee and Nominating Committee. Both the Audit Committee and the Nominating Committee are chaired by an Independent Trustee and are comprised solely of Independent Trustees. The Audit Committee chair presides at the Committee meetings, participates in formulating agendas for Committee meetings, and coordinates with management to serve as a liaison between the Independent Trustees and management on matters within the scope of responsibilities of the Committee as set forth in its Board-approved charter. The Trust has determined its leadership structure is appropriate given the specific characteristics and circumstances of the Trust. The Trust made this determination in consideration of, among other things, the fact that the Independent Trustees constitute 75% of the Board, the number of Independent Trustees that constitute the Board, the amount of assets under management in the Trust, and the number of Funds overseen by the Board. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from Fund management.

Set forth in the tables below are the names, years of birth, positions with the Trust, term of office and length of time served, the principal occupations during the past five years of the Trustees and officers of the Trust, the number of portfolios each Trustee oversees and other directorships they hold. The business address of each Trustee and officer is c/o abrdn ETFs, 1900 Market Street, Suite 200, Philadelphia PA 19103.  abrdn Inc., its parent company, Aberdeen Group plc, and its advisory affiliates are collectively referred to as “Aberdeen” in the tables below.

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Name and Year of Birth	Position(s)Held with the Trust, Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Registered Investment Companies (“Registrants”) consisting of Investment “Portfolios” in Fund Complex Overseen by Trustee(2)	Other Directorships Held by Trustee (3)

Independent Trustees
Rose DiMartino (1952)	Trustee, 2021 – present	Ms. DiMartino has been retired since 2019. Previously, she was Partner (1991-2017) and Senior Counsel (2017-2019) at the law firm of Willkie Farr & Gallagher LLP	6 Registrants consisting of 8 Portfolios	None.

John Sievwright* (1955)	Trustee, 2018 – present

Mr. Sievwright is the Chairman of Burford Capital Ltd since May 2024 and a Director since 2020 (provider of legal finance, complex strategies, post- settlement finance and asset management services and products) and Revolut Limited, a UK-based digital banking firm since August 2021. Previously he was a Non-Executive Director for the following UK companies: FirstGroup plc, ICAP plc and NEX Group plc (2017-2018) (financial).

			6 Registrants consisting of 8 Portfolios	Non-Executive Director of Burford Capital Ltd (provider of legal finance, complex strategies, post-settlement finance and asset management services and products) since May 2020.

William M. Thomas** (1962)	Trustee, 2014 – present; Chair, 2022 – Present	CEO/President of Wedgewood Partners, Inc. (August 2015 – Present). Trustee of ASYMmetric ETFs Trust (January 2021 – October 2023).	1 Registrant consisting of 3 Portfolios	None.
Interested Trustee
James O’Connor† (1976)	Trustee, 2023-Present	Currently, Head of the Americas at Aberdeen since 2022. Prior to his current role, he was Chief Operating Officer – Americas (2021-2022), Executive Director – Americas (2019-2021) and Managing US Counsel (2010-2019) at abrdn.	2 Registrants consisting of 21 Portfolios	None.

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Name and Year of Birth	Position(s) Held with Trust	Term of Office(4) and Length of Time Served	Principal Occupation(s) During the Past 5 Years

Officers of the Trust

Steven Dunn (1969)	Vice President	Since 2018

Head of Wealth Management - Americas for abrdn Inc. since 2024. Mr. Dunn was previously Head of Exchange-Traded Funds for abrdn Inc. from 2018 to 2024. Mr. Dunn served as Executive Director, Head of U.S. for the Advisor from September 2015 through abrdn Inc.’s acquisition of the Advisor from ETF Securities in April 2018.

Sharon Ferrari (1977)	Vice President	Since 2022	Director, Product Management for abrdn Inc. Ms. Ferrari joined abrdn Inc. as a Senior Fund Administrator in 2008.

Katie Gebauer (1986)	Chief Compliance Officer and Vice President	Since 2023	Chief Compliance Officer – ETFs at abrdn Inc.. Ms. Gebauer joined abrdn Inc. in 2014.

Alan Goodson (1974)	President	President (2022 – present). Previously, Vice President (2018-2022)

Executive Director and Head of Product & Client Solutions – Americas for abrdn Inc., overseeing Product Management and Governance, Product Development and Client Solutions for registered and unregistered investment companies in the U.S., Brazil and Canada. Mr. Goodson is Director and Vice President of abrdn Inc. and joined abrdn Inc. in 2000.

Heather Hasson (1982)	Vice President	Since 2022	Senior Product Solutions and Implementation Manager, Product Governance US for abrdn Inc. Ms. Hasson joined abrdn Inc. as a Fund Administrator in 2006.

Robert Hepp (1986)	Vice President	Since 2022	Senior Product Governance Manager, Product Governance US at abrdn Inc. Mr. Hepp joined abrdn Inc. in 2016.

Megan Kennedy (1974)	Secretary and Vice President	Since 2018	Senior Director, Product Governance for abrdn Inc. Ms. Kennedy joined abrdn Inc. as a Senior Fund Administrator in 2005.

Awais Khan (1986)	Vice President	Since 2024	Head of ETF Portfolio Management and Capital Markets at Aberdeen, responsible for looking after portfolio management, trading, and capital management aspects of Aberedeen’s ETF capabilities. Awais joined the company in July 2024 from Vanguard, where he spent over 12 years of his 14+ year career in the equity portfolio management team.

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Name and Year of Birth	Position(s) Held with Trust	Term of Office(4) and Length of Time Served	Principal Occupation(s) During the Past 5 Years

Andrew Kim (1983)	Vice President	Vice President (2022 – present). Previously, Assistant Secretary (2020 – 2022)	Senior Product Governance Manager, Product Governance US for abrdn Inc. Mr. Kim joined abrdn Inc. in August 2013.

Michael Marsico (1980)	Chief Financial Officer and Treasurer	Since 2022	Senior Product Manager, Product Management US for abrdn Inc. Mr. Marsico joined abrdn Inc. as a Senior Fund Administrator in 2014.

Adam Rezak (1969)	Vice President	Vice President since 2014. Previously, Chief Compliance Officer (2014 – 2023)	Director of US ETF Operations for abrdn Inc. Mr. Rezak served as Chief Compliance Officer of the Advisor from July 2014 through abrdn Inc.’s acquisition of the Advisor from ETF Securities in April 2018.

Kolotioloma Silue (1977)	Vice President	Since 2024	Currently, Senior Product Manager for abrdn Inc. Mr. Silue joined abrdn Inc in October 2023 from Tekla Capital Management where he was employed as a Senior Manager of Fund Administration

Lucia Sitar (1971)	Vice President	Since 2018

Vice President and Head of Product Management and Governance for abrdn Inc. since 2020. Previously, Ms. Sitar was Managing U.S. Counsel for abrdn Inc. Ms. Sitar joined abrdn Inc. as U.S. Counsel in 2007.

*	Chair of the Audit Committee.
**	Chair of the Nominating Committee.
†	Mr. O’Connor is an “interested person,” as defined in the 1940 Act because he serves as an officer of the Advisor.
(1)	Each Trustee serves during the lifetime of the Funds or until he or she dies, resigns, retires, is declared bankrupt or incompetent, or is removed, and until the election and qualification of his or her successor.
(2)	As of the date of this SAI, the Fund Complex has a total of 18 Registrants with each Board member serving on the Boards of the number of Registrants listed. Each Registrant in the Fund Complex has one Portfolio except for two Registrants that are open-end fund Trusts, abrdn Funds and abrdn ETFs, which each have multiple Portfolios, The Registrants in the Fund Complex are as follows: abrdn Asia-Pacific Income Fund, Inc., abrdn Global Income Fund, Inc., abrdn Australia Equity Fund, Inc., abrdn Emerging Markets ex-China Fund, Inc. (formerly known as abrdn Emerging Markets Equity Income Fund, Inc.), The India Fund, Inc., abrdn Japan Equity Fund, Inc., abrdn Income Credit Strategies Fund, abrdn Global Dynamic Dividend Fund, abrdn Global Premier Properties Fund, abrdn Total Dynamic Dividend Fund, abrdn Global Infrastructure Income Fund, abrdn National Municipal Income Fund, abrdn Healthcare Investors, abrdn Life Sciences Investors, abrdn Healthcare Opportunities Fund, abrdn World Healthcare Fund, abrdn Funds (18 Portfolios), and abrdn ETFs (3 Portfolios).
(3)	Current directorships (excluding Fund Complex) held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “1934 Act”) or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.
(4)	Elected by and serves at the pleasure of the Board with no set term.

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Board Committees. The Board has established the following standing committees:

Audit Committee. The Board has a standing Audit Committee that is composed of each Independent Trustee of the Trust. The Audit Committee operates under a written charter approved by the Board. The principal responsibilities of the Audit Committee include: recommending which firm to engage as each Fund’s independent registered public accounting firm and whether to terminate this relationship; reviewing the independent registered public accounting firm’s compensation, the proposed scope and terms of its engagement, and the firm’s independence; pre-approving audit and non-audit services provided by each Fund’s independent registered public accounting firm to the Trust and certain other affiliated entities; serving as a channel of communication between the independent registered public accounting firm and the Trustees; reviewing the results of each external audit, including any qualifications in the independent registered public accounting firm’s opinion, any related management letter, management’s responses to recommendations made by the independent registered public accounting firm in connection with the audit, reports submitted to the Committee by the internal auditing department of the Trust’s Administrator that are material to the Trust as a whole, if any, and management’s responses to any such reports; reviewing each Fund’s audited financial statements and considering any significant disputes between the Trust’s management and the independent registered public accounting firm that arose in connection with the preparation of those financial statements; considering, in consultation with the independent registered public accounting firm and the Trust’s senior internal accounting executive, if any, the independent registered public accounting firms’ report on the adequacy of the Trust’s internal financial controls; reviewing, in consultation with each Fund’s independent registered public accounting firm, major changes regarding auditing and accounting principles and practices to be followed when preparing each Fund’s financial statements; and other audit related matters. The Audit Committee also acts as the Trust’s qualified legal compliance committee. The Audit Committee met two (2) times during the fiscal year ended December 31, 2024.

Nominating Committee. The Board has a standing Nominating Committee that is composed of each Independent Trustee of the Trust. The Nominating Committee operates under a written charter approved by the Board. The principal responsibility of the Nominating Committee is to consider, recommend and nominate candidates to fill vacancies on the Trust’s Board, if any. The Nominating Committee will consider nominees recommended by shareholders. When considering whether to add additional or substitute Trustees to the Board of Trustees of the Trust, the Trustees take into account any proposals for candidates that are properly submitted to the Trust’s Secretary. Shareholders wishing to present one or more candidates for Trustee for consideration may do so by submitting a signed written request to the Trust’s Secretary at attn: Secretary, abrdn ETFs, 1900 Market Street, Suite 200, Philadelphia PA 19103, which includes the following information: (i) name and address of shareholder and, if applicable, name of broker or record holder; (ii) number of shares owned; (iii) name of Fund(s) in which shares are owned; (iv) whether the proposed candidate(s) consent to being identified in any proxy statement utilized in connection with the election of Trustees; (v) the name and background information of the proposed candidates and (vi) a representation that the candidate or candidates are willing to provide additional information about themselves, including assurances as to their independence. The Nominating Committee shall assess shareholder nominees in the same manner it reviews its own nominations. The Nominating Committee met once during the fiscal year ended December 31, 2024.

Individual Trustee Qualifications. The Trust has concluded that each of the Trustees should serve on the Board because of their ability to review and understand information about the Funds provided to them by management, to identify and request other information they may deem relevant to the performance of their duties, to question management and other service providers regarding material factors bearing on the management and administration of the Funds, and to exercise their business judgment in a manner that serves the best interests of the Funds’ shareholders. The Trust has concluded that each of the Trustees should serve as a Trustee based on their own experience, qualifications, attributes and skills as described below.

The Trust has concluded that Mr. Thomas should serve as Trustee of the Funds because of the experience he has gained as chief executive officer of a firm specializing in financial services, his experience in and knowledge of the financial services industry generally, and his service as chairman for another ETF family.

The Trust has concluded that Mr. Sievwright should serve as Trustee of the Funds because of the experience he has gained as a senior vice president and chief operating officer of the international unit of a prominent financial services firm, his experience holding various senior management positions in banking, his service as a director of other registered investment companies, and his experience and knowledge of the financial services industry generally.

The Trust has concluded that Ms. DiMartino should serve as Trustee of the Funds because of the experience she has gained as a partner in the asset management department of the law firm of Willkie Farr & Gallagher LLP. Ms. DiMartino has over 30 years of experience counseling registered investment companies and their advisers in all aspects of fund organization and operation.

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The Trust has concluded that Mr. O’Connor should serve as Trustee of the Funds because of the perspective he brings as Head of the Americas of abrdn Inc., the Funds’ Advisor, and the experience he has gained as a business executive and through various roles in the financial services industry. He has served as Head of the Americas at abrdn since 2022. As Head of the Americas, he is responsible for managing abrdn’s commercial operations in the Americas region and for execution of the regional corporate strategy. Prior to his current role, he was Chief Operating Officer – Americas (2021-2022), Executive Director – Americas (2019-2021) and Managing US Counsel (2010-2019) at abrdn. Before joining abrdn, he was an associate at Stradley Ronon Stevens & Young in the firm’s Investment Management Group and held various roles in operations, trading and product management for the broker-dealer arms of Merrill Lynch and NYLIFE Securities.

Shares Owned by Board Members. The following table shows the dollar amount range of each Trustee’s “beneficial ownership” of Shares and each other series of the Trust as of the end of the most recently completed calendar year. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act. As of December 31, 2024, the Trustees and officers of the Trust collectively own less than 1% of the outstanding Shares.

Name of Trustee	Dollar Range of Equity Securities in the Funds[1]	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies[2]
Interested Trustee
James O’Connor	None	None
Independent Trustees

William M. Thomas	abrdn Bloomberg All Commodity Strategy K-1 Free ETF / $10,001 - $50,000	$10,001 - $50,000
John Sievwright	None	$50,001 - $100,000
Rose DiMartino	abrdn Bloomberg Industrial Metals Strategy K-1 Free ETF / $10,001 - $50,000	$10,001 - $50,000

1	Values based on Trustees’ ownership as of December 31, 2024.
2	“Family of Investment Companies” means those registered investment companies that are advised by the Advisor or an affiliate of the Advisor and that hold themselves out to investors as related companies for purposes of investment and investor services.

Board Compensation. The table below sets forth the compensation earned by each Trustee (paid by the Advisor) for services to the Trust and the Fund Complex (as defined below) for the fiscal year ended December 31, 2024.

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Name of Trustee	Aggregate Compensation for Services to the Trust*	Pension or Retirement Benefits Accrued as Part of Company Expenses	Estimated Annual Benefits upon Retirement	Total Compensation from the Funds and Fund Complex[1]
Interested Trustee
James O’Connor	None	None	None	None
Independent Trustees
William M. Thomas	$85,000	None	None	$85,000
John Sievwright	$80,000	None	None	$311,350
Rose DiMartino	$70,000	None	None	$208,272

*	Paid for by the Advisor.
[1]	As of the date of this SAI, the Fund Complex has a total of 18 Registrants with each Board member serving on the Boards of the number of Registrants listed. Each Registrant in the Fund Complex has one Portfolio except for two Registrants that are open-end fund Trusts, abrdn Funds and abrdn ETFs, which each have multiple Portfolios, The Registrants in the Fund Complex are as follows: abrdn Asia-Pacific Income Fund, Inc., abrdn Global Income Fund, Inc., abrdn Australia Equity Fund, Inc., abrdn Emerging Markets ex-China Fund, Inc. (formerly known as abrdn Emerging Markets Equity Income Fund, Inc.), The India Fund, Inc., abrdn Japan Equity Fund, Inc., abrdn Income Credit Strategies Fund, abrdn Global Dynamic Dividend Fund, abrdn Global Premier Properties Fund, abrdn Total Dynamic Dividend Fund, abrdn Global Infrastructure Income Fund, abrdn National Municipal Income Fund, abrdn Healthcare Investors, abrdn Life Sciences Investors, abrdn Healthcare Opportunities Fund, abrdn World Healthcare Fund, abrdn Funds (18 Portfolios), and abrdn ETFs (3 Portfolios).

Control Persons and Principal Holders of Securities. A person who beneficially owns, directly or indirectly, 25% or more of the voting securities of a Fund may be deemed to “control” (as defined in the 1940 Act) that Fund, and may be able to exercise a controlling influence over any matter submitted to Shareholders of that Fund. Although the Trust generally does not have information concerning the beneficial ownership of shares held in the names of DTC Participants, as of April 1, 2025, the name, address and percentage ownership of each DTC Participant that owned of record 5% or more of the outstanding Shares is set forth in the table below. As of April 1, 2025, the Advisor or its affiliates owned 31.74% of the outstanding shares of the abrdn Bloomberg Industrial Metals Strategy K-1 Free ETF, which is included in the percentage ownership of Citibank, N.A. in the table below. Accordingly, the Advisor and its affiliates may be deemed to “control” the abrdn Bloomberg Industrial Metals Strategy K-1 Free ETF as of that date.

To the knowledge of the Trust’s management, as of the date of this SAI, the officers and Trustees of the Trust, as a group, beneficially owned less than one percent of the Funds’ outstanding shares.

Fund Name	Participant Name and Address	Percentage of Ownership
abrdn Bloomberg All Commodity Strategy K-1 Free ETF	Wells Fargo Bank, N.A. 420 Montgomery Street San Francisco, CA 94104	15.25%
	SEI Private Trust Company c/o GWP 1 Freedom Valley Drive Oaks, PA 19456	14.26%
	Wells Fargo Clearing Services, LLC One North Jefferson Avenue St. Louis, MO 63103	13.62%
	The Northern Trust Company 50 South LaSalle Street Chicago, IL 60603	11.97%
	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	10.48%
	National Financial Services LLC 499 Washington Boulevard Jersey City, NJ 07310	8.27%
abrdn Bloomberg All Commodity Longer Dated Strategy K-1 Free ETF	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	43.40%
	National Financial Services LLC 499 Washington Boulevard Jersey City, NJ 07310	22.15%

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abrdn Bloomberg Industrial Metals Strategy K-1 Free ETF	Citibank, N.A. 388 Greenwich Street New York, New York	44.57%
	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	30.41%
	National Financial Services LLC 499 Washington Boulevard Jersey City, NJ 07310	12.33%

Investment Advisor. Effective July 31, 2024, abrdn Inc. serves as investment advisor to the Funds pursuant to an investment advisory agreement between the Trust and the Advisor. On July 31, 2024, abrdn Inc. assumed the investment advisory responsibilities for the Funds and the Subsidiaries from abrdn ETFs Advisors LLC (the “Predecessor Advisor”), its wholly-owned, direct subsidiary. The fees payable under the Investment Advisory Agreement between the Trust and the Predecessor Advisor, and the management personnel of the Advisor responsible for providing investment advisory services to the Funds, did not change as a result of abrdn Inc.’s assumption of responsibilities. The Advisor is a Delaware limited liability corporation registered as an investment advisor under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), located at 1900 Market Street, Suite 200, Philadelphia PA 19103. The Advisor is an indirect wholly-owned subsidiary of Aberdeen Group plc, a London stock exchange listed company. Aberdeen Group plc and its affiliates manage or administer approximately $463 billion in assets as of December 31, 2024.

Under the Investment Advisory Agreement, the Advisor has overall responsibility for the general management and administration of the Trust. The Advisor provides an investment program for the Funds. The Advisor also arranges for transfer agency, custody, fund administration, and all other non-distribution-related services necessary for the Funds to operate. Each Fund pays the Advisor a fee equal to a percentage of the Fund’s average daily net assets, as set forth below:

Fund	Management Fee
abrdn Bloomberg All Commodity Strategy K-1 Free ETF	0.25%
abrdn Bloomberg All Commodity Longer Dated Strategy K-1 Free ETF	0.29%
abrdn Bloomberg Industrial Metals Strategy K-1 Free ETF	0.39%

Prior to May 1, 2025, since the inception of each Fund, the Advisor contractually agreed to waive the management fees that it received from each Fund in an amount equal to the management fee paid to the Advisor by the Fund’s Subsidiary.

The table below shows the actual aggregate advisory fees paid by each Fund, as well as expenses waived or reimbursed by the Advisor, during the three most recent fiscal years:

Name of Fund	Advisory Fees Paid*	Reimbursements and Waivers by the Advisor
abrdn Bloomberg All Commodity Strategy K-1 Free ETF
Fiscal year ended December 31, 2024**	$3,082,514	$499,293
Fiscal year ended December 31, 2023**	$2,602,685	$466,738
Fiscal year ended December 31, 2022**	$3,087,423	$601,781
abrdn Bloomberg All Commodity Longer Dated Strategy K-1 Free ETF
Fiscal year ended December 31, 2024**	$776,111	$135,893
Fiscal year ended December 31, 2023**	$913,469	$158,952
Fiscal year ended December 31, 2022**	$932,643	$174,509
abrdn Bloomberg Industrial Metals Strategy K-1 Free ETF
Fiscal year ended December 31, 2024**	$118,031	$26,227
Fiscal year ended December 31, 2023**	$135,294	$33,600
Fiscal year ended December 31, 2022**	$168,331	$43,860
*	“Advisory Fees Paid” reflect the gross amount of advisory fees paid and do not reflect amounts waived, as reported under “Reimbursements and Waivers by the Advisor.”
**	Amounts paid prior to July 31, 2024 were paid to the Predecessor Advisor.

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Pursuant to the Investment Advisory Agreement, the Advisor has agreed to pay all expenses of the Funds, including the fees payable to the Sub-Advisor, except for: (i) brokerage expenses and other fees, charges, taxes, levies or expenses (such as stamp taxes) incurred in connection with the execution of portfolio transactions or in connection with creation and redemption transactions (including without limitation any fees, charges, taxes, levies or expenses related to the purchase or sale of an amount of any currency, or the patriation or repatriation of any security or other asset, related to the execution of portfolio transactions or any creation or redemption transactions); (ii) legal fees or expenses in connection with any arbitration, litigation or pending or threatened arbitration or litigation, including any settlements in connection therewith; (iii) compensation and expenses of counsel to the Trustees of the Trust who are not officers, directors/trustees, partners or employees of the Advisor or its affiliates; (iv) compensation and expenses of the Trust’s CCO (although, currently, the Advisor is voluntarily paying this expense); (v) extraordinary expenses (in each case as determined by a majority of the Trustees of the Trust who are not officers, directors/trustees, partners or employees of the Advisor or its affiliates); (vi) distribution fees and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act; (vii) interest and taxes of any kind or nature (including, but not limited to, income, excise, transfer and withholding taxes); (viii) any fees and expenses related to the provision of securities lending services; and (ix) the advisory fee payable to the Advisor. The internal expenses of pooled investment vehicles (such as exchange-traded funds and other unaffiliated investment companies) in which a Fund may invest (acquired fund fees and expenses) are not expenses of the Fund and are not paid by the Advisor.

The Advisor also serves as advisor to each Fund’s Subsidiary. Effective May 1, 2025, the Advisor eliminated the contractual management fees payable by each Subsidiary to the Advisor. Previously, each Subsidiary paid a proportion of the applicable management fee to the Advisor and the Advisor contractually agreed to waive the management fee it received from the Funds in an amount equal to the management fees paid to the Advisor by the applicable Subsidiary.

The Advisor, from its own resources, including profits from advisory fees received from the Funds, provided such fees are legitimate and not excessive, may make payments to broker-dealers and other financial institutions for their expenses in connection with the distribution of Shares, and otherwise currently pays all distribution costs for the Shares.

The Investment Advisory Agreement, with respect to each Fund, continues in effect for two years from its effective date, and thereafter is subject to annual approval by (i) the Board of Trustees of the Trust or (ii) the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of each Fund, provided that in either event such continuance also is approved by a vote of a majority of the Trustees of the Trust who are not interested persons (as defined in the 1940 Act) of the Fund, by a vote cast in person at a meeting called for the purpose of voting on such approval. If the shareholders of a Fund fail to approve an Investment Advisory Agreement when required to be presented for shareholder consideration, the Advisor may continue to serve in the manner and to the extent permitted by the 1940 Act and rules and regulations thereunder.

The Investment Advisory Agreement, with respect to each Fund, is terminable without any penalty, by vote of the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, or by the Advisor, in each case on not less than thirty (30) days’ nor more than sixty (60) days’ prior written notice to the other party; provided that a shorter notice period shall be permitted for a Fund in the event its shares are no longer listed on a national securities exchange. The Investment Advisory Agreement will terminate automatically and immediately in the event of its “assignment” (as defined in the 1940 Act).

The Advisor is also responsible for the general management and administration of each Subsidiary pursuant to a separate investment advisory agreement with the Subsidiaries.

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Sub-Advisor. The Advisor has retained Vident Advisory, LLC (d/b/a Vident Asset Management) (the “Sub-Advisor”), 1125 Sanctuary Parkway, Suite 515, Alpharetta, GA 30009, to serve as sub-advisor to the Funds. The Sub-Advisor is owned by Vident Capital Holdings, LLC which is controlled by MM VAM, LLC. MM VAM, LLC is owned by Casey Crawford. Under a sub-advisory agreement between the Advisor and the Sub-Advisor (the “Sub-Advisory Agreement”), the Sub-Advisor is responsible for trading portfolio securities on behalf of each Fund and Subsidiary, including selecting broker-dealers to execute purchase and sale transactions as instructed by the Advisor or in connection with any rebalancing or reconstitution of the Index, subject to the supervision of the Advisor and the Board of Trustees. Under the Sub-Advisory Agreement, the Advisor pays the Sub-Advisor a fee, calculated daily and paid monthly, at an annual rate based on a percentage of the average daily net assets of each Fund, subject to a minimum annual fee, as set forth below:

Fund	Annual Rate	Minimum Annual Fee
abrdn Bloomberg Industrial Metals Strategy K-1 Free ETF	0.055% on first $250 million 0.045% on next $250 million 0.04% on assets over $500 million	$18,000
abrdn Bloomberg All Commodity Strategy K-1 Free ETF	0.04%	$18,000
abrdn Bloomberg All Commodity Longer Dated Strategy K-1 Free ETF	0.04%	$18,000

The table below shows the Sub-Advisor fees that were paid by the Advisor during the three most recent fiscal years:

Name of Fund*	FYE December 31, 2024	FYE December 31, 2023	FYE December 31, 2022
abrdn Bloomberg All Commodity Strategy K-1 Free ETF	$413,184	$332,534	$397,565
abrdn Bloomberg All Commodity Longer Dated Strategy K-1 Free ETF	$88,351	$104,073	$104,502
abrdn Bloomberg Industrial Metals Strategy K-1 Free ETF	$18,185	$18,542	$18,868

After the initial two-year term, the continuance of the Sub-Advisory Agreement must be specifically approved at least annually: (i) by the vote of the Trustees or by a vote of the shareholders of the Fund; and (ii) by the vote of a majority of the Trustees who are not parties to the Sub-Advisory Agreement or “interested persons” or of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Sub-Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust or, with respect to the Fund, by a majority of the outstanding voting securities of the Fund. The Sub-Advisory Agreement also may be terminated, at any time, by: (i) the Advisor upon 60 days’ written notice to the Sub-Advisor; and (ii) by the Sub-Advisor upon 9 months prior written notice to the Advisor. As used in the Sub-Advisory Agreement, the terms “majority of the outstanding voting securities,” “interested persons” and “assignment” have the same meaning as such terms in the 1940 Act.

The Sub-Advisor is also responsible for the day-to-day management of each Subsidiary pursuant to a separate investment sub-advisory agreement with the Subsidiaries.

Portfolio Managers. This section includes information about the Funds’ portfolio managers, including information about other accounts managed, the dollar range of Shares owned and compensation.

Austin Wen, CFA®, Senior Portfolio Manager of the Sub-Advisor and Rafael Zayas, CFA®, Senior Vice President, Head of Portfolio Management and Trading of the Sub-Advisor serve as portfolio managers (“Portfolio Managers”) of the Funds.

Compensation. The Portfolio Managers receive a fixed base salary and discretionary bonus that are not tied to the performance of the Funds. This compensation is not paid by the Trust or the Advisor.

Description of Material Conflicts of Interest. Because the Portfolio Managers manage assets for other investment companies, pooled investment vehicles and/or other accounts, there may be an incentive to favor one client over another, resulting in conflicts of interest. The other accounts may have the same investment objectives as the Funds. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the Portfolio Managers could favor one account over another. Another potential conflict could include the Portfolio Managers’ knowledge about the size, timing, and possible market impact of Fund trades, whereby the Portfolio Managers could use this information to the advantage of other accounts and to the disadvantage of the Funds. However, the Sub-Advisor has established policies and procedures to ensure that the purchase and sale of securities among all accounts managed by the Portfolio Managers are fairly and equitably allocated.

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Other Accounts Managed by the Portfolio Managers. In addition to the Funds, the Portfolio Managers managed the following other accounts as of December 31, 2024.

Name	Registered Investment Companies*		Other Pooled Investment Vehicles*		Other Accounts*
	Number of Accounts	Total Assets ($ millions)	Number of Accounts	Total Assets ($ millions)	Number of Accounts	Total Assets ($ millions)
Austin Wen, CFA®	40	$4,290	14	$2,081	0	$0
Rafael Zayas, CFA®	40	$4,782	14	$2,081	0	$0

* None of the accounts managed by the Portfolio Managers are subject to performance based advisory fees.

Portfolio Managers Fund Ownership. The Funds are required to show the dollar range of the Portfolio Managers’ “beneficial ownership” of Shares as of the end of the most recently completed fiscal year. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the Exchange Act. As of the date of this SAI, the portfolio managers did not own Shares.

Codes of Ethics. The Trust, the Advisor, the Sub-Advisor and the Distributor have each adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act, where applicable. Each Code of Ethics permits personnel subject to that Code of Ethics to invest in securities for their personal investment accounts, subject to certain limitations, including securities that may be purchased or held by the Funds. Each Code of Ethics is on public file with, and is available from, the SEC.

Administrator, Sub-Administrator, Custodian, and Transfer Agent. abrdn Inc. serves as the Funds’ administrator, and State Street Bank and Trust Company (“State Street”) serves as sub-administrator, custodian and transfer agent for the Funds.

Under the terms of the Administration Agreement, the Administrator, subject to the general supervision of the Trust’s Board of Trustees, provides various administrative, compliance, tax, accounting and financial reporting services for the maintenance and operations of the Trust and the Funds. The Administrator, an affiliate of the Funds’ Advisor, is located at 1900 Market Street, Suite 200, Philadelphia, Pennsylvania 19103.  Pursuant to the Investment Advisory Agreement, the Advisor has agreed to pay all expenses of the Funds (except as described under “Investment Advisor” above), which includes any compensation of the Administrator.

abrdn Inc. has entered into a Sub-Administration Agreement with State Street whereby State Street will provide certain sub-administration services to the Fund. State Street is located at 1776 Heritage Drive; North Quincy, Massachusetts 02171. Under the Master Custodian Agreement (the “Custody Agreement”) with the Trust, State Street (in such role, the “Custodian”) holds the Trust’s cash and securities, maintains such cash and securities in separate accounts in the name of the Trust, maintains a statement of accounts for each account of the Trust, and may provide other services pursuant to the Custody Agreement and related agreements. The Custodian, upon the order of the Trust, receives, delivers and releases securities and makes payments for securities purchased by the Trust for the Funds. The Custodian is authorized to appoint one or more sub-custodians and is authorized to appoint foreign custodians or foreign custody managers for Trust investments outside the United States. Pursuant to a Transfer Agency and Service Agreement with the Trust, State Street acts as transfer agent (“Transfer Agent”) for the Trust’s authorized and issued shares of beneficial interest, and as dividend disbursing agent of the Trust. State Street also provides services, as applicable, for any wholly-owned subsidiary of the Funds. As compensation for the foregoing services, State Street receives certain out-of-pocket costs, transaction fees and asset-based fees which are accrued daily and paid monthly by the Advisor.

Distributor. ALPS Distributors, Inc. serves as Distributor for the Trust and its principal address is 1290 Broadway, Suite 1000, Denver, Colorado 80203. The Distributor has entered into a Distribution Agreement with the Trust pursuant to which it will serve as distributor with respect to Creation and Redemption of Creation Unit Aggregations. The Distribution Agreement will continue for two years from its effective date and is renewable annually. Shares will be continuously offered for sale by a Fund through the Distributor only in Creation Unit Aggregations, as described in the applicable Prospectus and below in the Creation and Redemption of Creation Unit Aggregations section. Shares in less than Creation Unit Aggregations are not distributed by the Distributor. The Distributor will deliver the applicable Prospectus and, upon request, this SAI to Authorized Participants (as defined below) purchasing Creation Unit Aggregations and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor is a broker-dealer registered under the 1934 Act and a member of FINRA. The Distributor is not affiliated with Aberdeen Group plc, the Advisor, or any stock exchange.

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The Distribution Agreement for each Fund will provide that it may be terminated at any time, without the payment of any penalty, on at least sixty (60) days’ prior written notice to the other party (i) by vote of a majority of the Independent Trustees or (ii) by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund. The Distribution Agreement will terminate automatically in the event of its “assignment” (as defined in the 1940 Act).

The Distributor may also enter into agreements with securities dealers (“Soliciting Dealers”) who will solicit purchases of Creation Unit Aggregations of shares. Such Soliciting Dealers may also be Authorized Participants (as defined below) or DTC Participants (as defined below).

12b-1 Plan. The Trust has adopted a Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act (the “Plan”) pursuant to which each Fund may reimburse the Distributor up to a maximum annual rate of 0.25% of its average daily net assets.

Under the Plan and as required by Rule 12b-1, the Trustees will receive and review after the end of each calendar quarter a written report provided by the Distributor of the amounts expended under the Plan and the purpose for which such expenditures were made. With the exception of the Distributor and its affiliates, no “interested person” of the Trust (as that term is defined in the 1940 Act) and no Trustee of the Trust has a direct or indirect financial interest in the operation of the Plan or any related agreement.

The Plan was adopted in order to permit the implementation of the Funds’ method of distribution. However, no such fee is currently paid by the Funds.

Intermediary Compensation. The Advisor or its affiliates, out of their own resources and not out of Fund assets (i.e., without additional cost to the Funds or their shareholders), may pay certain broker-dealers, banks and other financial intermediaries (“Intermediaries”) for certain activities related to the Funds, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange-traded products, including the Funds, or for other activities, such as marketing and educational training or support. The Advisor or its affiliates also may pay certain Intermediaries for analytical or other data relating to sales of Fund Shares. These arrangements are not financed by the Funds and, thus, do not result in increased Fund expenses. They are not reflected in the fees and expenses listed in the fees and expenses sections of any Fund’s Prospectus and they do not change the price paid by investors for the purchase of Shares or the amount received by a shareholder as proceeds from the sale or redemption of Shares.

Such compensation may be paid to Intermediaries that provide services to the Funds, including marketing and education support (such as through conferences, webinars and printed communications). The Advisor periodically assesses the advisability of continuing to make these payments. Payments to an Intermediary may be significant to the Intermediary, and amounts that Intermediaries pay to your advisor, broker or other investment professional, if any, may also be significant to such advisor, broker or investment professional. Because an Intermediary may make decisions about what investment options it will make available or recommend, and what services to provide in connection with various products, based on payments it receives or is eligible to receive, such payments create conflicts of interest between the Intermediary and its clients. For example, these financial incentives may cause the Intermediary to recommend the Funds over other investments. The same conflict of interest exists with respect to your financial advisor, broker or investment professionals if he or she receives similar payments from his or her Intermediary firm.

Please contact your advisor, broker or other investment professional for more information regarding any payments his or her Intermediary firm may receive. Any payments made by the Advisor or its affiliates to an Intermediary may create the incentive for an Intermediary to encourage customers to buy Shares.

If you have any additional questions, please call 1-844-383-7289.

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BROKERAGE TRANSACTIONS

The Advisors assume general supervision over placing orders on behalf of the Funds for the purchase and sale of portfolio securities and Commodities Instruments. In transactions on stock and commodity exchanges in the United States, these commissions are negotiated, whereas on foreign stock and commodity exchanges these commissions are generally fixed and are generally higher than brokerage commissions in the United States. In the case of securities or Commodities Instruments traded on the OTC markets or on a principal basis, there is generally no commission, but the price includes a spread between the dealer’s purchase and sale price. This spread is the dealer’s profit. In underwritten offerings, the price includes a disclosed, fixed commission or discount. Most short-term obligations are normally traded on a “principal” rather than agency basis. This may be done through a dealer (e.g., a securities firm or bank) who buys or sells for its own account rather than as an agent for another client, or directly with the issuer. In selecting the brokers or dealers for any transaction in portfolio securities or Commodities Instruments, the Advisors’ policy is to make such selection based on factors deemed relevant, including but not limited to, the breadth of the market in the security or instrument; the price of the security or instrument; the reasonableness of the commission or mark-up or mark-down, if any; execution capability; settlement capability; back office efficiency; and the financial condition of the broker, dealer or counterparty, both for the specific transaction and on a continuing basis. The overall reasonableness of commissions paid is evaluated by the Advisor or Sub-Advisor based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services. Brokers may also be selected because of their ability to handle special or difficult executions, such as may be involved in large block trades, less liquid securities, broad distributions, or other circumstances. The Advisors do not consider the provision or value of research, products or services a broker or dealer may provide, if any, as a factor in the selection of a broker or dealer or the determination of the reasonableness of commissions paid in connection with portfolio transactions. The Trust has adopted policies and procedures that prohibit the consideration of sales of a Fund’s shares as a factor in the selection of a broker or a dealer to execute its portfolio transactions.

Best execution and other trading procedures in stock trading differ from best execution and other trading procedures in the fixed income or derivatives markets. There may be a limited number of dealers or futures commission merchants that participate in certain futures and/or debt markets or issuers. Thus, in these areas, the Advisor or Sub-Advisor may be restricted as to the number of firms with which it can effect transactions. In some cases, the underwriter or agent bank of a particular debt issue may be the only market participant that maintains an inventory of the particular security and who would be willing or able to transact with the Advisors. In these cases, the Advisor’s or Sub-Advisor’s ability to establish and quantitatively test the quality of its trade execution is necessarily limited.

To the extent creation or redemption transactions are conducted on a cash or “cash in lieu” basis, a Fund may contemporaneously transact with broker-dealers for the purchase or sale of portfolio securities in connection with such transactions (see “Creation and Redemption of Creation Unit Aggregations” herein). Such orders may be placed with an Authorized Participant in its capacity as broker-dealer or with an affiliated broker-dealer of such Authorized Participant. In such cases, the Funds will require such broker-dealer to achieve execution at a price that is at least as favorable to the Fund as the value of such securities used to calculate the Fund’s NAV. The broker-dealer will be required to reimburse the Funds for, among other things, any difference between the price (including applicable brokerage commissions, taxes and transaction costs) at which such securities were bought or sold and the value of such securities used to calculate a Fund’s NAV. This amount will vary depending on the quality of the execution and may be capped at amounts determined by the Advisor or Sub-Advisor in its sole discretion.

Brokerage Commissions. The Funds did not pay any brokerage commissions during the fiscal years ended December 31, 2022, 2023 and 2024; however, the Subsidiary for each Fund paid commissions as set forth in the table below.

Name of Fund*	Brokerage Commissions Paid
abrdn Bloomberg All Commodity Strategy K-1 Free ETF
Fiscal year ended December 31, 2024	$333,969
Fiscal year ended December 31, 2023	$256,379
Fiscal year ended December 31, 2022	$272,740
abrdn Bloomberg All Commodity Longer Dated Strategy K-1 Free ETF
Fiscal year ended December 31, 2024	$69,481
Fiscal year ended December 31, 2023	$76,433
Fiscal year ended December 31, 2022	$55,755
abrdn Bloomberg Industrial Metals Strategy K-1 Free ETF
Fiscal year ended December 31, 2024	$5,219
Fiscal year ended December 31, 2023	$5,457
Fiscal year ended December 31, 2022	$5,830

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Directed Brokerage. For the fiscal year ended December 31, 2024, the Funds did not pay commissions on brokerage transactions directed to brokers pursuant to an agreement or understanding whereby the broker provides research or other brokerage services to the Advisor or Sub-Advisor.

Affiliated Brokers. The Funds may execute brokerage or other agency transactions through registered broker-dealer affiliates of the Fund, the Advisor, the Sub-Advisor or the Distributor for a commission in conformity with the 1940 Act, the Exchange Act and rules promulgated by the SEC. These rules require that commissions paid to the affiliate by the Fund for exchange transactions not exceed “usual and customary” brokerage commissions. The rules define “usual and customary” commissions to include amounts which are “reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.” The Trustees, including those who are not “interested persons” of the Fund, have adopted procedures for evaluating the reasonableness of commissions paid to affiliates and review these procedures periodically. For the fiscal year ended December 31, 2024, the Funds did not pay brokerage commissions to affiliated brokers.

Regular Broker-Dealers. The Funds are required to identify any securities of its “regular brokers and dealers” (as such term is defined in the 1940 Act) which it may hold at the close of its most recent fiscal year. “Regular brokers or dealers” of the Trust are the ten brokers or dealers that, during the most recent fiscal year: (i) received the greatest dollar amounts of brokerage commissions from the Trust’s portfolio transactions; (ii) engaged as principal in the largest dollar amounts of portfolio transactions of the Trust; or (iii) sold the largest dollar amounts of the Trust’s shares. For the fiscal year ended December 31, 2024, the Funds did not hold securities of its regular brokers or dealers.

Portfolio Turnover. Portfolio turnover may vary from year to year, as well as within a year. High turnover rates are likely to result in comparatively greater brokerage expenses. The overall reasonableness of brokerage commissions is evaluated by the Advisor based upon its knowledge of available information as to the general level of commissions paid by the other institutional investors for comparable services. The table below shows the Funds’ portfolio turnover rates for the fiscal years ended December 31, 2023 and December 31, 2024.

Name of Fund	FYE December 31, 2023	FYE December 31, 2024
abrdn Bloomberg All Commodity Strategy K-1 Free ETF	0%*	0%*
abrdn Bloomberg All Commodity Longer Dated Strategy K-1 Free ETF	0%*	0%*
abrdn Bloomberg Industrial Metals Strategy K-1 Free ETF	0%*	0%*
*	Derivative instruments and instruments with a maturity of one year or less at the time of acquisition are excluded from the calculation of the portfolio turnover rate which leads to the 0% portfolio turnover rate reported above. If these instruments were included in the calculation, the Fund would have a higher portfolio turnover rate.

ADDITIONAL INFORMATION CONCERNING THE TRUST

Shares. The Trust was established as a Delaware statutory trust on January 9, 2014, and consists of multiple series of funds (“Funds”). Each Fund issues shares of beneficial interest. The Board may establish additional Funds. The Trust is registered with the SEC as an open-end management investment company.

Each Share issued by a Fund has a pro rata interest in the assets of the Fund. Shares have no preemptive, exchange, subscription or conversion rights and are freely transferable. Each Share is entitled to participate equally in dividends and distributions declared by the Board with respect to the Fund, and in the net distributable assets of a Fund on liquidation.

Each Share has one vote with respect to matters upon which a shareholder vote is required consistent with the requirements of the 1940 Act and the rules promulgated thereunder. Shares of all Funds vote together as a single class except that if the matter being voted on affects only a particular Fund or if a matter affects a particular Fund differently from other Funds, that Fund will vote separately on such matter.

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Under Delaware law, the Trust is not required to hold an annual meeting of shareholders unless required to do so under the 1940 Act. The policy of the Trust is not to hold an annual meeting of shareholders unless required to do so under the 1940 Act. All Shares (regardless of the Fund) have non-cumulative voting rights for the Board. Under Delaware law, Trustees of the Trust may be removed by vote of the shareholders.

Following the creation of the initial Creation Unit Aggregation(s) of Shares and immediately prior to the commencement of trading in such Shares, a holder of Shares may be a “control person” of the Fund, as defined in the 1940 Act. The Funds cannot accurately predict the length of time for which one or more shareholders may remain a control person or persons of a Fund.

Shareholders may make inquiries by writing to the Trust, c/o ALPS Distributors, Inc., 1290 Broadway, Suite 1000, Denver, Colorado 80203.

Absent an applicable exemption or other relief from the SEC or its staff, beneficial owners of more than 5% of the Shares of a Fund may be subject to the reporting provisions of Section 13 of the 1934 Act and the SEC’s rules promulgated thereunder. In addition, absent an applicable exemption or other relief from the SEC staff, officers and Trustees of the Funds and beneficial owners of 10% of the Shares of a Fund (“Insiders”) may be subject to the insider reporting, short-swing profit and short-sale provisions of Section 16 of the 1934 Act and the SEC’s rules promulgated thereunder. Beneficial owners and Insiders should consult with their own legal counsel concerning their obligations under Sections 13 and 16 of the 1934 Act.

Termination of the Trust or a Fund. The Trust or a Fund may be terminated by a majority vote of the Board of Trustees or the affirmative vote of a super-majority of the holders of the Trust or a Fund entitled to vote on termination. Although the Shares are not automatically redeemable upon the occurrence of any specific event, the Trust’s organizational documents provide that the Board will have the unrestricted power to alter the number of shares in a Creation Unit Aggregation. In the event of a termination of the Trust or the Fund, the Board, in its sole discretion, could determine to permit the Shares to be redeemable in aggregations smaller than Creation Unit Aggregations or to be individually redeemable. In such circumstances, the Trust may make redemptions in-kind, for cash, or for a combination of cash and securities. In the case of such a termination, Shares or a Fund would cease trading on its Listing Exchange approximately 7 days prior to redemption proceeds being available.

Role of the Depositary Trust Company (“DTC”). DTC acts as Securities Depository for the Shares which are represented by securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC.

DTC, a limited-purpose trust company, was created to hold securities of its participants (“DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities’ certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of which (and/or their representatives) own DTC. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (“Indirect Participants”).

Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of Shares. No Beneficial Owner shall have the right to receive a certificate representing such Shares. The laws of some jurisdictions may require that certain purchasers of securities take physical delivery of such securities in definitive form. Such laws may impair the ability of certain investors to acquire beneficial interests in Shares of a Fund.

Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the Shares held by each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding Shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form and number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

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Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all Shares. DTC or its nominee, upon receipt of any such distributions, shall immediately credit DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in Shares as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants. DTC may decide to discontinue its service with respect to the Shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action to find a replacement for DTC to perform its functions at a comparable cost.

PURCHASE AND REDEMPTION OF CREATION UNIT AGGREGATIONS

Each Fund issues and redeems its Shares on a continuous basis, at NAV, only in a large, specified number of Shares called a “Creation Unit,” either principally in-kind for a designated portfolio of securities or in cash for the value of such securities. The value of each Fund is determined once each business day, as described under “Determination of NAV.” Creation Unit sizes are 50,000 Shares per Creation Unit for abrdn Bloomberg All Commodity Strategy K-1 Free ETF and abrdn Bloomberg All Commodity Longer Dated Strategy K-1 Free ETF and 25,000 Shares per Creation Unit for abrdn Bloomberg Industrial Metals Strategy K-1 Free ETF. The Creation Unit size for each Fund may change. Authorized Participants (as defined below) will be notified of such change. The principal consideration for creations and redemptions for each Fund is set forth in the table below:

FUND	CREATION*	REDEMPTION*
abrdn Bloomberg All Commodity Strategy K-1 Free ETF	Cash	Cash
abrdn Bloomberg All Commodity Longer Dated Strategy K-1 Free ETF	Cash	Cash
abrdn Bloomberg Industrial Metals Strategy K-1 Free ETF	Cash	Cash

* May be revised at any time without notice.

Purchase (Creation). The Trust issues and sells Shares only in Creation Units on a continuous basis through the Principal Underwriter, without a sales load (but subject to transaction fees), at their NAV per share next determined after receipt of an order, on any Business Day (as defined below), in proper form pursuant to the terms of the Authorized Participant Agreement (“Participant Agreement”). A “Business Day” with respect to a Fund is, generally, any day on which the Listing Exchange is open for business. The Trust may, but is not required to, permit orders until 4:00 p.m., Eastern time, or until the market close (in the event the Listing Exchange closes early).

Fund Deposit. The consideration for purchase of a Creation Unit of a Fund generally consists of either (i) the in-kind deposit of a designated portfolio of securities (the “Deposit Securities”) per each Creation Unit and the Cash Component (defined below), computed as described below or (ii) the cash value of the Deposit Securities (“Deposit Cash”) and “Cash Component,” computed as described below. When accepting purchases of Creation Units for cash, a Fund may incur additional costs associated with the acquisition of Deposit Securities that would otherwise be provided by an in-kind purchaser.

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Together, the Deposit Securities or Deposit Cash, as applicable, and the Cash Component constitute the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit of each Fund. The “Cash Component” is an amount equal to the difference between the NAV of the Shares (per Creation Unit) and the market value of the Deposit Securities or Deposit Cash, as applicable. If the Cash Component is a positive number (i.e., the NAV per Creation Unit exceeds the market value of the Deposit Securities or Deposit Cash, as applicable), the Cash Component shall be such positive amount. If the Cash Component is a negative number (i.e., the NAV per Creation Unit is less than the market value of the Deposit Securities or Deposit Cash, as applicable), the Cash Component shall be such negative amount and the creator will be entitled to receive cash in an amount equal to the Cash Component. The Cash Component serves the function of compensating for any differences between the NAV per Creation Unit and the market value of the Deposit Securities or Deposit Cash, as applicable. Computation of the Cash Component excludes any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities, if applicable, which shall be the sole responsibility of the Authorized Participant (as defined below).

The Custodian, through NSCC, makes available on each Business Day, immediately prior to the opening of business on the Listing Exchange (currently 9:30 a.m., Eastern time), the list of the names and the required number of shares of each Deposit Security or the required amount of Deposit Cash, as applicable, to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for each Fund. Such Fund Deposit is subject to any applicable adjustments as described below, in order to effect purchases of Creation Units of the Fund until such time as the next-announced composition of the Deposit Securities or the required amount of Deposit Cash, as applicable, is made available.

As noted above, the Trust reserves the right to permit or require the substitution of Deposit Cash to replace any Deposit Security, which shall be added to the Cash Component, including, without limitation, in situations where the Deposit Security: (i) may not be available in sufficient quantity for delivery, (ii) may not be eligible for transfer through the systems of DTC or clearing process as described below; (iii) may not be eligible for trading by an Authorized Participant (as defined below) or the investor for which it is acting; (iv) would be restricted under the securities laws or where the delivery of the Deposit Security to the Authorized Participant would result in the disposition of the Deposit Security by the Authorized Participant becoming restricted under the securities laws, or (v) in certain other situations in the Trust’s sole discretion (collectively, “non-standard orders”). The Trust also reserves the right to: permit or require the substitution of Deposit Securities in lieu of Deposit Cash. The adjustments described above will reflect changes, known to the Advisor on the date of announcement to be in effect by the time of delivery of the Fund Deposit, in the composition of the Index or resulting from certain corporate actions.

Procedures for Purchase of Creation Unit Aggregations. To be eligible to place orders with the Principal Underwriter, as facilitated via the Transfer Agent, to purchase a Creation Unit of a Fund, an entity must be (i) a “Participating Party”, i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the “Clearing Process”), a clearing agency that is registered with the SEC; or (ii) a DTC Participant. In addition, each Participating Party or DTC Participant (each, an “Authorized Participant”) must execute a Participant Agreement that has been agreed to by the Principal Underwriter and the Transfer Agent, and that has been accepted by the Trust, with respect to purchases and redemptions of Creation Units. Each Authorized Participant will agree, pursuant to the terms of a Participant Agreement, on behalf of itself or any investor on whose behalf it will act, to certain conditions, including that it will pay to the Trust an amount of cash sufficient to pay the Cash Component together with the creation transaction fee (described below) and any other applicable fees, taxes and additional variable charge.

All orders to purchase Shares directly from a Fund, including non-standard orders, must be placed for one or more Creation Units and in the manner and by the time set forth in the Participant Agreement and/or the applicable order form (the “Closing Time”). The date on which an order to purchase Creation Units (or an order to redeem Creation Units, as set forth below) is received and accepted is referred to as the “Order Placement Date.”

An Authorized Participant may require an investor to make certain representations or enter into agreements with respect to the order (e.g., to provide for payments of cash, when required). Investors should be aware that their particular broker may not have executed a Participant Agreement and that, therefore, orders to purchase Shares directly from a Fund in Creation Units have to be placed by the investor’s broker through an Authorized Participant that has executed a Participant Agreement. In such cases there may be additional charges to such investor. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement and only a small number of such Authorized Participants may have international capabilities.

On days when the Listing Exchange or the bond markets close earlier than normal, a Fund may require orders to create Creation Units to be placed earlier in the day. In addition, if a market or markets on which a Fund’s investments are primarily traded is closed, the Fund will also generally not accept orders on such day(s). Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement and in accordance with the applicable order form. Those placing orders through an Authorized Participant should allow sufficient time to permit proper submission of the purchase order by the cut-off time on such Business Day. Economic or market disruptions or changes, or telephone or other communication failure may impede the ability to reach the Distributor or an Authorized Participant.

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Fund Deposits must be delivered by an Authorized Participant through the Federal Reserve System (for cash and U.S. government securities), or through DTC (for corporate securities and municipal securities), through a subcustody agent (for foreign securities) and/or through such other arrangements allowed by the Trust or its agents. With respect to foreign Deposit Securities, the Custodian shall cause the subcustodian of a Fund to maintain an account into which the Authorized Participant shall deliver, on behalf of itself or the party on whose behalf it is acting, such Deposit Securities. Foreign Deposit Securities must be delivered to an account maintained at the applicable local subcustodian. The Fund Deposit transfer must be ordered by the Authorized Participant in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities or Deposit Cash, as applicable, to the account of a Fund or its agents by no later than the Settlement Date. The “Settlement Date” for a Fund is generally the first Business Day after the Order Placement Date, or such other day as the parties agree for a particular purchase order or redemption order. All questions as to the number of Deposit Securities or Deposit Cash to be delivered, as applicable, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities or cash, as applicable, will be determined by the Trust, whose determination shall be final and binding. The amount of cash represented by the Cash Component must be transferred directly to the Custodian through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by the Custodian no later than the Settlement Date. If the Cash Component and the Deposit Securities or Deposit Cash, as applicable, are not received in a timely manner by the Settlement Date, the creation order may be cancelled. Upon written notice to the Distributor, such canceled order may be resubmitted the following Business Day using a Fund Deposit as newly constituted to reflect the then current NAV of each Fund. The delivery of Creation Units so created generally will occur no later than the first Business Day following the day on which the purchase order is deemed received by the Distributor, or such other day as the parties agree for a particular purchase order.

The order shall be deemed to be received on the Business Day on which the order is placed provided that the order is placed in proper form prior to the applicable cut-off time and the federal funds in the appropriate amount are deposited by 10:15 a.m. Eastern time (per applicable instructions), with the Custodian on the Settlement Date. If the order is not placed in proper form as required, or federal funds in the appropriate amount are not received by 10:15 a.m. Eastern time (per applicable instructions) on the Settlement Date, then the order may be deemed to be rejected and the Authorized Participant shall be liable to the Fund for losses, if any, resulting therefrom. In the event of a level 3 market-wide circuit breaker resulting in a trading halt for the remainder of the trading day, the time of the market-wide trading halt is considered the close of regular trading and no creation orders for the current trade date will be accepted after that time (the “cutoff”). Orders placed after the cutoff will be deemed to be rejected and will not be processed. Orders should be placed in proper form on the following business day. A creation request is considered to be in “proper form” if all procedures set forth in the Participant Agreement, order form and this SAI are properly followed.

Issuance of a Creation Unit. Except as provided herein, Creation Units will not be issued until the transfer of good title to the Trust of the Deposit Securities or payment of Deposit Cash, as applicable, and the payment of the Cash Component have been completed. When the subcustodian has confirmed to the Custodian that the required Deposit Securities (or the cash value thereof) have been delivered to the account of the relevant subcustodian or subcustodians, the Principal Underwriter and the Advisor shall be notified of such delivery, and the Trust will issue and cause the delivery of the Creation Units.

In instances where the Trust accepts Deposit Securities for the purchase of a Creation Unit, the Creation Unit may be purchased in advance of receipt by the Trust of all or a portion of the applicable Deposit Securities as described below. In these circumstances, the initial deposit will have a value greater than the NAV of the Shares on the date the order is placed in proper form since in addition to available Deposit Securities, cash must be deposited in an amount equal to the sum of (i) the Cash Component, plus (ii) an additional amount of cash equal to a percentage of the market value, as set forth in the Participant Agreement, of the undelivered Deposit Securities (the “Additional Cash Deposit”), which shall be maintained in a general non-interest bearing collateral account. An additional amount of cash shall be required to be deposited with the Trust, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount at least equal to the applicable percentage, as set forth in the Participant Agreement, of the daily marked to market value of the missing Deposit Securities. The Trust may use such Additional Cash Deposit to buy the missing Deposit Securities at any time. Authorized Participants will be liable to the Trust for all costs, expenses, dividends, income and taxes associated with missing Deposit Securities, including the costs incurred by the Trust in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the market value of such Deposit Securities on the day the purchase order was deemed received by the Principal Underwriter plus the brokerage and related transaction costs associated with such purchases. The Trust will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by the Custodian or purchased by the Trust and deposited into the Trust. In addition, a transaction fee as set forth below under “Creation Transaction Fees” will be charged in all cases and an additional variable charge may also be applied. The delivery of Creation Units so created generally will occur no later than the Settlement Date.

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Acceptance of Orders of Creation Units. The Trust reserves the absolute right to reject an order for Creation Units transmitted in respect of each Fund at its discretion, including, without limitation, if (a) the order is not in proper form; (b) the Deposit Securities or Deposit Cash, as applicable, delivered by the Participant are not as disseminated through the facilities of the NSCC for that date by the Custodian; (c) the investor(s), upon obtaining the Shares ordered, would own 80% or more of the currently outstanding Shares of the Fund; (d) acceptance of the Deposit Securities would have certain adverse tax consequences to the Fund; (e) the acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (f) the acceptance of the Fund Deposit would otherwise, in the discretion of the Trust or the Advisor, have an adverse effect on the Trust or the rights of beneficial owners; (g) the acceptance or receipt of the order for a Creation Unit would, in the opinion of counsel to the Trust, be unlawful; or (h) in the event that circumstances outside the control of the Trust, the Custodian, the Transfer Agent and/or the Advisor make it for all practical purposes not feasible to process orders for Creation Units. Examples of such circumstances include acts of God; public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Principal Underwriter, the Custodian, the Transfer Agent, DTC, NSCC, Federal Reserve System, or any other participant in the creation process, and other extraordinary events. The Trust or its agents shall communicate to the Authorized Participant its rejection of an order. The Trust, the Transfer Agent, the Custodian and the Principal Underwriter are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall any of them incur any liability for the failure to give any such notification. The Trust, the Transfer Agent, the Custodian and the Principal Underwriter shall not be liable for the rejection of any purchase order for Creation Units.

All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust’s determination shall be final and binding.

Redemption. Shares may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by a Fund through the Transfer Agent and only on a Business Day. Except upon liquidation of the Fund, the Trust will not redeem shares in amounts less than Creation Units. Investors must accumulate enough Shares in the secondary market to constitute a Creation Unit in order to have such Shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Shares to constitute a redeemable Creation Unit. The Trust may, but is not required to, permit orders until 4:00 p.m., Eastern time, or until the market close (in the event the Listing Exchange closes early).

With respect to each Fund, the Custodian, through the NSCC, makes available immediately prior to the opening of business on the Listing Exchange (currently 9:30 a.m. Eastern time) on each Business Day, the list of the names and share quantities of each Fund’s portfolio securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day (“Fund Securities”). Fund Securities received on redemption may not be identical to Deposit Securities.

Redemption proceeds for a Creation Unit are paid either in-kind or in cash or a combination thereof, as determined by the Trust. With respect to in-kind redemptions of a Fund, redemption proceeds for a Creation Unit will consist of Fund Securities — as announced by the Custodian on the Business Day of the request for redemption received in proper form — plus cash in an amount equal to the difference between the NAV of the Shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities (the “Cash Redemption Amount”), less a fixed redemption transaction fee and any applicable additional variable charge as set forth below. In the event that the Fund Securities have a value greater than the NAV of the Shares being redeemed, a compensating cash payment to a Fund equal to the differential is required to be made by or through an Authorized Participant by the redeeming shareholder. The Trust reserves the right to honor a redemption request by delivering a basket of securities or cash that differs from the Fund Securities.

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Procedures for Redemption of Creation Units. After the Trust has deemed an order for redemption received, the Trust will initiate procedures to transfer the requisite Fund Securities and the Cash Redemption Amount to the Authorized Participant by the Settlement Date. The calculation of the value of the Fund Securities and the Cash Redemption Amount to be delivered upon redemption will be made by the Custodian according to the procedures set forth under “Determination of NAV”, computed on the Business Day on which a redemption order is deemed received by the Trust. Therefore, if a redemption order in proper form is submitted to the Principal Underwriter by a DTC Participant by the Closing Time on the Order Placement Date, and the requisite number of Shares are delivered to the Custodian prior to 10:15 a.m. Eastern time (per applicable instructions) on the Settlement Date, then the value of the Fund Securities and the Cash Redemption Amount to be delivered will be determined by the Custodian on such Order Placement Date. If the requisite number of Shares are not delivered by 10:15 a.m. Eastern time (per applicable instructions) on the Settlement Date, a Fund will not release the underlying securities for delivery unless collateral is posted in such percentage amount of missing Shares as set forth in the Participant Agreement (marked to market daily). If the requisite number of Shares are not delivered by 10:15 a.m. Eastern time (per applicable instructions) on the Settlement Date, and the required collateral is not posted, then the redemption order will not be deemed received as of the Order Placement Date. In such case, the value of the Fund Securities and the Cash Redemption Amount to be delivered will be computed on the Business Day that such order is deemed received by the Trust. In addition, if the requisite number of Shares is not delivered on the Settlement Date, a Fund may reject or revoke acceptance of the redemption request because the Authorized Participant has not satisfied all of the settlement requirements. The current procedures for collateralization of missing Shares require, among other things, that any cash collateral shall be in the form of U.S. dollars in immediately available funds and shall be held by the Custodian and marked-to-market daily, and that the fees of the Custodian and any sub-custodians in respect of the delivery, maintenance and redelivery of the cash collateral shall be payable by the Authorized Participant. The Authorized Participant’s agreement will permit the Trust, on behalf of the Fund, to purchase the missing Shares or acquire the Deposit Securities and the Cash Component underlying such Shares at any time and will subject the Authorized Participant to liability for any shortfall between the cost to the Trust of purchasing such Shares, Deposit Securities or Cash Component and the value of the collateral.

In the event of a level 3 market-wide circuit breaker resulting in a trading halt for the remainder of the trading day, the time of the market-wide trading halt is considered the close of regular trading and no creation orders for the current trade date will be accepted after that time (the “cutoff”). Orders placed after the cutoff will be deemed to be rejected and will not be processed. Orders should be placed in proper form on the following business day.

In certain cases, Authorized Participants will redeem and create Creation Unit Aggregations of the same Fund on the same trade date. In these instances, the Trust reserves the right to settle these transactions on a net basis.

With respect to in-kind redemptions by a Fund, in connection with taking delivery of shares of Fund Securities upon redemption of Creation Units, an Authorized Participant must maintain appropriate custody arrangements with a qualified broker-dealer, bank or other custody providers in each jurisdiction in which any of the Fund Securities are customarily traded (or such other arrangements as allowed by the Trust or its agents), to which account such Fund Securities will be delivered. Deliveries of redemption proceeds generally will be made within one Business Day of the trade date, or such other day as the parties agree for a particular purchase order or redemption order.

If it is not possible to make other such arrangements, or if it is not possible to effect deliveries of the Fund Securities, the Trust may in its discretion exercise its option to redeem such Shares in cash, and the redeeming investor will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash that each Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its Shares based on the NAV of Shares next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional charge for requested cash redemptions specified above, to offset the Trust’s brokerage and other transaction costs associated with the disposition of Fund Securities).

An Authorized Participant submitting a redemption request is deemed to represent to the Trust that it (or its client) (i) owns outright or has full legal authority and legal beneficial right to tender for redemption the requisite number of Shares to be redeemed and can receive the entire proceeds of the redemption, and (ii) the Shares to be redeemed have not been loaned or pledged to another party nor are they the subject of a repurchase agreement, securities lending agreement or such other arrangement which would preclude the delivery of such Shares to the Trust. The Trust reserves the right to verify these representations at its discretion, but will typically require verification with respect to a redemption request from a Fund in connection with higher levels of redemption activity and/or short interest in a Fund. If the Authorized Participant, upon receipt of a verification request, does not provide sufficient verification of its representations as determined by the Trust, the redemption request will not be considered to have been received in proper form and may be rejected by the Trust.

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Redemptions of Shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and each Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Trust could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular security included in the Fund Securities applicable to the redemption of Creation Units may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming investor of the Shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment. Further, an Authorized Participant that is not a “qualified institutional buyer,” (“QIB”) as such term is defined under Rule 144A of the Securities Act, will not be able to receive Fund Securities that are restricted securities eligible for resale under Rule 144A. An Authorized Participant may be required by the Trust to provide a written confirmation with respect to QIB status in order to receive Fund Securities.

Required Early Acceptance of Orders. Notwithstanding the foregoing, as described in the Participant Agreement and the applicable order form, a Fund may require orders to be placed up to one or more Business Days prior to the trade date, as described in the Participant Agreement or the applicable order form, in order to receive the trade date’s NAV. Orders to purchase Shares that are submitted on the Business Day immediately preceding a holiday or a day (other than a weekend) that the equity markets in the relevant foreign market are closed will not be accepted. Authorized Participants may be notified that the cut-off time for an order may be earlier on a particular Business Day, as described in the Participant Agreement and the applicable order form.

Creation/Redemption Transaction Fee. A transaction fee, as set forth in the table below, is imposed for the transfer and other transaction costs associated with the purchase or redemption of Creation Units, as applicable. Authorized Participants will be required to pay a fixed creation transaction fee and/or a fixed redemption transaction fee, as applicable, on a given day regardless of the number of Creation Units created or redeemed on that day. Each Fund may adjust the transaction fee from time to time, and a Fund may waive all or a portion of its applicable transaction fee(s). An additional charge or a variable charge (discussed below) will be applied to certain creation and redemption transactions, including non-standard orders and whole or partial cash purchases or redemptions. With respect to creation orders, Authorized Participants are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Trust and with respect to redemption orders, Authorized Participants are responsible for the costs of transferring the Fund Securities from the Trust to their account or on their order. Investors who use the services of a broker or other such intermediary may also be charged a fee for such services. To the extent a Fund cannot recoup the amount of transaction costs incurred in connection with a purchase or redemption because of the 2% transaction fee cap or otherwise, those transaction costs will be borne by the Fund and negatively affect the Fund’s performance. Currently, the Funds only accept cash for the purchase or redemption of Creation Units.

Creation and Redemption Transaction Fees:

Fund	Transaction Fee*	Maximum Transaction Fee**
abrdn Bloomberg All Commodity Strategy K-1 Free ETF	$100	2%

abrdn Bloomberg All Commodity Longer Dated Strategy K-1 Free ETF	$100	2%

abrdn Bloomberg Industrial Metals Strategy K-1 Free ETF	$100	2%
*	An additional charge of up to three (3) times the standard transaction fee may be charged to the extent a transaction is outside of the clearing process.
**	In addition to the transaction fees listed above, a Fund may charge an additional variable fee for creations and redemptions in cash to offset brokerage and impact expenses associated with the cash transaction. The variable transaction fee will be calculated based on historical transaction cost data and the Advisor’s view of current market conditions; however, the actual variable fee charged for a given transaction may be lower or higher than the trading expenses incurred by a Fund with respect to that transaction.

Cash Redemptions. A Fund may pay out the proceeds of redemptions of Creation Unit Aggregations solely in cash or through any combination of cash or securities. In addition, an investor may request a redemption in cash that a Fund may, in its sole discretion, permit. In either case, the Authorized Participant will receive a cash payment equal to the NAV of its shares based on the NAV of shares of the Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional charge for requested cash redemptions specified above, to offset the Trust’s brokerage and other transaction costs associated with the disposition of Fund Securities). Proceeds will be paid to the Authorized Participant redeeming shares on behalf of the redeeming investor as soon as practicable after the date of redemption. If the Authorized Participant acts as a broker for a Fund in connection with the sale of Fund Securities, the Authorized Participant will also be required to pay certain brokerage commissions, taxes, and transaction and market impact costs as discussed under the heading “Brokerage Transactions” herein.

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Redemptions of shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and each Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Unit Aggregations for cash to the extent that the Trust could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws.

Additional Redemption Procedures. The right of redemption may be suspended or the date of payment postponed with respect to a Fund (1) for any period during which the Listing Exchange is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the Listing Exchange is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of the Fund’s Shares or determination of its NAV is not reasonably practicable; or (4) in such other circumstance as is permitted by the SEC.

TAXES

The following is a summary of certain federal income tax considerations generally affecting the Funds and their shareholders that supplements the discussion in the Prospectus. No attempt is made to present a comprehensive explanation of the federal, state, local or foreign tax treatment of the Funds or their shareholders, and the discussion here and in the Prospectus is not intended to be a substitute for careful tax planning.

The following general discussion of certain federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

Shareholders are urged to consult their own tax advisors regarding the application of the provisions of tax law described in this SAI in light of the particular tax situations of the shareholders and regarding specific questions as to federal, state, or local taxes.

REGULATED INVESTMENT COMPANY (RIC) STATUS

Each Fund has elected and intends to qualify each year to be treated as a RIC under the Code. By following such a policy, each Fund expects to eliminate or reduce to a nominal amount the federal taxes to which it may be subject. A Fund that qualifies as a RIC will generally not be subject to federal income taxes on the net investment income and net realized capital gains that the Fund timely distributes to its shareholders. The Board reserves the right not to maintain the qualification of a Fund as a RIC if it determines such course of action to be beneficial to shareholders.

In order to qualify as a RIC under the Code, each Fund must distribute annually to its shareholders at least an amount equal to the sum of 90% of the Fund’s net investment company taxable income for such year (including, for this purpose, dividends, taxable interest, and the excess of net short-term capital gains over net long-term capital losses, less operating expenses), computed without regard to the dividends-paid deduction, and 90% of its net tax-exempt interest income for such year, if any (the “Distribution Requirement”) and also must meet certain additional requirements. One of these additional requirements for RIC qualification is that a Fund must receive at least 90% of the its gross income each taxable year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to the Fund’s business of investing in such stock, securities, foreign currencies and net income from interests in qualified publicly traded partnerships (the “Qualifying Income Test”). A second requirement for qualification as a RIC is that a Fund must diversify its holdings so that, at the end of each quarter of a Fund’s taxable year: (a) at least 50% of the market value of such Fund’s total assets is represented by cash and cash items, U.S. government securities, securities of other RICs, and other securities, with these other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of such Fund’s total assets or 10% of the outstanding voting securities of such issuer, including the equity securities of a qualified publicly traded partnership; and (b) not more than 25% of the value of its total assets is invested, including through corporations in which a Fund owns a 20% or more voting stock interest, in the securities (other than U.S. government securities or securities of other RICs) of any one issuer or the securities (other than the securities of another RIC) of two or more issuers that such Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified publicly traded partnerships (the “Asset Test”).

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If a Fund fails to satisfy the Qualifying Income Test or the Asset Test, the Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the Asset Test where a Fund corrects the failure within a specified period of time. In order to be eligible for the relief provisions with respect to a failure to meet the Asset Test, a Fund may be required to dispose of certain assets. If these relief provisions are not available to a Fund and it fails to qualify for treatment as a RIC for a taxable year, all of its taxable income would be subject to tax at the regular corporate income tax rate without any deduction for distributions to shareholders, and its distributions (including capital gains distributions) generally would be taxable as ordinary income dividends to its shareholders, subject to the dividends-received deduction for corporate shareholders and the lower tax rates on qualified dividend income received by non-corporate shareholders. In addition, a Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying as a RIC. If a Fund determines that it will not qualify for treatment as a RIC, the Fund will establish procedures to reflect the anticipated tax liability in the Fund’s NAV.

Each Fund intends to distribute annually to its shareholders substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction) and any realized net capital gain (after taking into account any capital loss carryovers). If a Fund failed to satisfy the Distribution Requirement for any taxable year, the Fund would be taxed as a regular corporation, with consequences generally similar to those described above. If a Fund meets the Distribution Requirement but retains some or all of its income or gains, it will be subject to federal income tax to the extent any such income or gains are not distributed.

If a Fund decides to retain all or part of any net capital gains, the Fund will pay federal income tax thereon, and, if the Fund makes an election, the shareholders will include such undistributed gains in their income, and will increase their tax basis in Fund shares by the difference between the amount of the includable gains and the tax deemed paid by the shareholder in respect of such shares. The shareholder will be able to claim their share of the tax paid by the Fund as a refundable credit.

Notwithstanding the Distribution Requirement described above, each Fund will be subject to a nondeductible 4% federal excise tax on certain undistributed income if it does not distribute (and is not deemed to distribute) to its shareholders in each calendar year an amount at least equal to 98% of its ordinary income for the calendar year plus 98.2% of its capital gain net income for the twelve months ended October 31 of that year, subject to an increase for any shortfall in the prior year’s distribution. For this purpose, any ordinary income or capital gain net income retained by a Fund and subject to corporate income tax will be considered to have been distributed. The Funds intend to declare and distribute dividends and distributions in amounts and at times necessary to avoid the application of this 4% excise tax, but can make no assurances that such tax liability will be completely eliminated. A Fund may in certain circumstances be required to liquidate Fund investments in order to make sufficient distributions to avoid federal excise tax liability at a time when the investment advisor might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of a Fund to satisfy the requirement for qualification as a RIC.

A Fund may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining such Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar year. A “qualified late year loss” generally includes net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year (commonly referred to as “post-October losses”) and certain other late-year losses. As of December 31, 2024, none of the Funds had post-October losses.

Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against a RIC’s net investment income. Instead, for U.S. federal income tax purposes, potentially subject to certain limitations, a RIC may carry net capital losses from any taxable year forward to offset its capital gains in future years. Each Fund is permitted to carry net capital losses forward indefinitely. To the extent subsequent capital gains are offset by such losses, they will not result in U.S. federal income tax liability to the applicable Fund and may not be distributed as capital gains to shareholders. Generally, a Fund may not carry forward any losses other than net capital losses. The carryover of capital losses may be limited under the general loss limitation rules if a Fund experiences an ownership change as defined in the Code.

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For the tax year ended December 31, 2024, the following Funds had available capital loss carryforwards with no expiration date to offset future net capital gains to the extent provided by U.S. Treasury regulations:

	Short-Term	Total
abrdn Bloomberg All Commodity Strategy K-1 Free ETF	$376,422	$376,422
abrdn Bloomberg All Commodity Longer Dated Strategy K-1 Free ETF	114,098	114,098
abrdn Bloomberg Industrial Metals Strategy K-1 Free ETF	32,150	32,150

TAXATION OF SHAREHOLDERS

Subject to certain limitations and requirements, dividends reported by a Fund as qualified dividend income will be taxable to non-corporate shareholders at rates of up to 20%. In general, dividends may be reported by a Fund as qualified dividend income if they are paid from dividends received by such Fund on common and preferred stock of U.S. corporations or on stock of certain eligible foreign corporations, provided that certain holding period and other requirements are met by the Fund with respect to the dividend-paying stocks in its portfolio. Subject to certain limitations, eligible foreign corporations include those incorporated in possessions of the United States or in certain countries with comprehensive tax treaties with the United States, and other foreign corporations if the stock with respect to which the dividends are paid is readily tradable on an established securities market in the United States. A dividend will not be treated as qualified dividend income to the extent that: (i) the shareholder has not held the shares on which the dividend was paid for more than 60 days during the 121-day period that begins on the date that is 60 days before the date on which the shares become “ex-dividend” (which is the day on which declared distributions (dividends or capital gains) are deducted from a Fund’s assets before it calculates the net asset value) with respect to such dividend, (ii) a Fund has not satisfied similar holding period requirements with respect to the securities it holds that paid the dividends distributed to the shareholder), (iii) the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to substantially similar or related property, or (iv) the shareholder elects to treat such dividend as investment income under section 163(d)(4)(B) of the Code. Therefore, if you lend your shares in a Fund, such as pursuant to a securities lending arrangement, you may lose the ability to treat dividends (paid while the shares are held by the borrower) as qualified dividend income. Distributions that the Funds receive from an ETF or an underlying fund taxable as a RIC will be treated as qualified dividend income only to the extent so reported by such ETF or underlying fund.

The Funds’ trading strategies and investments in their wholly-owned Subsidiaries may significantly limit their ability to distribute dividends eligible for treatment as qualified dividend income.

A Fund’s participation in loans of securities may affect the amount, timing, and character of distributions to the Fund’s shareholders. If a Fund participates in a securities lending transaction and receives a payment in lieu of dividends (a “substitute payment”) with respect to securities on loan in a securities lending transaction, such income generally will not constitute qualified dividend income. Accordingly, dividends attributable to such income will not be eligible for taxation at the rates applicable to qualified dividend income for individual shareholders.

Although dividends generally will be treated as distributed when paid, any dividend declared by a Fund in October, November or December and payable to shareholders of record in such a month that is paid during the following January will be treated for U.S. federal income tax purposes as received by shareholders on December 31 of the calendar year in which it was declared.

If a Fund’s distributions exceed its current and accumulated earnings and profits, all or a portion of the distributions made in the taxable year may be treated as a return of capital to shareholders. A return of capital distribution generally will not be taxable but will reduce the shareholder’s cost basis and result in a higher capital gain or lower capital loss when the Shares on which the distribution was received are sold. After a shareholder’s basis in the Shares has been reduced to zero, distributions in excess of earnings and profits will be treated as gain from the sale of the shareholder’s Shares.

A Fund’s shareholders will be notified annually by each Fund (or their broker) as to the federal tax status of all distributions made by such Fund. Distributions may be subject to state and local taxes. Shareholders who have not held Shares for a full year should be aware that a Fund may report and distribute to a shareholder, as ordinary dividends or capital gain dividends, a percentage of income that is not equal to the percentage of such Fund’s ordinary income or net capital gain, respectively, actually earned during the shareholder’s period of investment in the Fund.

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A taxable shareholder may wish to avoid investing in a Fund shortly before a dividend or other distribution, because the distribution will generally be taxable even though it may economically represent a return of a portion of the shareholder’s investment.

Certain distributions reported by a Fund as Section 163(j) interest dividends may be treated as interest income by shareholders for purposes of the tax rules applicable to interest expense limitations under Section 163(j) of the Code. Such treatment by the shareholder is generally subject to holding period requirements and other potential limitations, although the holding period requirements are generally not applicable to dividends declared by money market funds and certain other funds that declare dividends daily and pay such dividends on a monthly or more frequent basis. The amount that the Fund is eligible to report as a Section 163(j) dividend for a tax year is generally limited to the excess of the Fund’s business interest income over the sum of the Fund’s (i) business interest expense and (ii) other deductions properly allocable to the Fund’s business interest income.

Sales or Redemptions of Shares

A sale of Shares or redemption of Creation Units in a Fund may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of Shares will be treated as capital gain or loss if the Shares are capital assets in the shareholder’s hands, and will be long-term capital gain or loss if the Shares have been held for more than 12 months, and short-term capital gain or loss if the Shares are held for 12 months or less. Any loss realized upon a taxable disposition of Shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any amounts treated as distributions to the shareholder of long-term capital gain with respect to the Shares (including any amounts credited to the shareholder as undistributed capital gains). All or a portion of any loss realized upon a taxable disposition of Shares of a Fund will be disallowed if other Shares of the Fund or substantially identical securities are purchased (through reinvestment of dividends or otherwise) within 30 days before or after the disposition. In such a case, the basis of the newly purchased Shares will be adjusted to reflect the disallowed loss.

An Authorized Participant who exchanges securities for Creation Units generally will recognize gain or loss from the exchange. The gain or loss will be equal to the difference between the market value of the Creation Units at the time of the exchange and the sum of the exchanger’s aggregate basis in the securities surrendered plus the amount of cash paid for such Creation Units. The ability of Authorized Participants to receive a full or partial cash redemption of Creation Units of the Funds may limit the tax efficiency of the Funds. A person who redeems Creation Units will generally recognize a gain or loss equal to the difference between the sum of the aggregate market value of any securities received plus the amount of any cash received for such Creation Units and the exchanger’s basis in the Creation Units. The IRS, however, may assert that an Authorized Participant may not be permitted to currently deduct losses realized upon an exchange of securities for Creation Units under the rules governing “wash sales” (for an Authorized Participant that does not mark-to-market its holdings), or on the basis that there has been no significant change in economic position.

Any gain or loss realized upon the creation of Creation Units will generally be treated as long-term capital gain or loss if the securities exchanged for such Creation Units have been held for more than one year (and were held as capital assets in the hands of the exchanging Authorized Participant). Any capital gain or loss realized upon the redemption of Creation Units will generally be treated as long-term capital gain or loss if the Shares comprising the Creation Units have been held for more than one year. Otherwise, such capital gains or losses will be treated as short-term capital gains or losses.

The Trust on behalf of each Fund has the right to reject an order for a purchase of Shares of a Fund if the purchaser (or group of purchasers) would, upon obtaining the Shares so ordered, own 80% or more of the outstanding Shares of that Fund and if, pursuant to Section 351 of the Code, that Fund would have a basis in the securities different from the market value of such securities on the date of deposit. The Trust also has the right to require information necessary to determine beneficial Share ownership for purposes of the 80% determination. If a Fund does issue Creation Units to a purchaser (or group of purchasers) that would, upon obtaining the Shares so ordered, own 80% or more of the outstanding Shares of the Fund, the purchaser (or a group of purchasers) may not recognize gain or loss upon the exchange of securities for Creation Units.

Persons purchasing or redeeming Creation Units should consult their own tax advisors with respect to the tax treatment of any creation or redemption transaction and whether the wash sales rule applies and when a loss may be deductible.

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Cost Basis Reporting

The cost basis of Shares acquired by purchase will generally be based on the amount paid for the Shares and then may be subsequently adjusted for other applicable transactions as required by the Code. The difference between the selling price and the cost basis of Shares generally determines the amount of the capital gain or loss realized on the sale or exchange of Shares. Contact the broker through whom you purchased your Shares to obtain information with respect to the available cost basis reporting methods and elections for your account.

Medicare Tax

U.S. individuals with adjusted gross income (subject to certain adjustments) exceeding certain threshold amounts ($250,000 if married and filing jointly or if considered a “surviving spouse” for federal income tax purposes, $125,000 if married filing separately, and $200,000 in other cases) are subject to a 3.8% Medicare contribution tax on all or a portion of their “net investment income.” This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts. For these purposes, interest, dividends and certain capital gains (including capital gain distributions and capital gains realized on the sale of Shares of a Fund or the redemption of Creation Units), among other categories of income, are generally taken into account in computing a shareholder’s net investment income.

TAXATION OF FUND INVESTMENTS

Certain of the Funds’ investments may be subject to complex provisions of the Code (including provisions relating to hedging transactions, straddles, integrated transactions, foreign currency contracts, forward foreign currency contracts, and notional principal contracts) that, among other things, may affect a Fund’s ability to qualify as a RIC, affect the character of gains and losses realized by the Funds (e.g., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Funds and defer losses and, in limited cases, subject the Funds to U.S. federal income tax on income from their foreign securities. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also may require the Funds to mark to market certain types of positions in their portfolios (i.e., treat them as if they were closed out) which may cause the Funds to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the RIC Distribution Requirement and for avoiding excise taxes. Accordingly, in order to avoid certain income and excise taxes, a Fund may be required to liquidate its investments at a time when the investment advisor might not otherwise have chosen to do so. The Funds intend to monitor their transactions, intend to make appropriate tax elections, and intend to make appropriate entries in their books and records in order to mitigate the effect of these rules and preserve their qualification for treatment as RICs.

In particular, the Funds’ investments in derivatives may be subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by a Fund are treated as ordinary income and loss or capital gain and loss or whether capital gains and losses are long-term or short-term in nature, accelerate the recognition of income to the Fund and/or defer the Fund’s ability to recognize losses. In turn, those rules may affect the amount, timing or character of the income distributed by a Fund. Certain derivative investment by the Funds, such as exchange-traded products and over-the-counter derivatives may not produce qualifying income for purposes of the “Qualifying Income Test” described above, which must be met in order for a Fund to maintain its status as a RIC under the Code. In addition, the determination of the value and the identity of the issuer of such derivative investments are often unclear for purposes of the “Asset Test” described above. The Funds intend to carefully monitor such investments to ensure that any non-qualifying income does not exceed permissible limits and to ensure that they are adequately diversified under the Asset Test. The Funds, however, may not be able to accurately predict the non-qualifying income from these investments and there are no assurances that the IRS will agree with the Funds’ determination under the “Asset Test” with respect to such derivatives.

Each Fund is required for federal income tax purposes to mark-to-market and recognize as income for each taxable year its net unrealized gains and losses on certain futures contracts as of the end of the year as well as those actually realized during the year. Gain or loss from futures and options contracts on broad-based indexes required to be marked to market will be 60% long-term and 40% short-term capital gain or loss. Application of this rule may alter the timing and character of distributions to shareholders. A Fund may be required to defer the recognition of losses on futures contracts, options contracts and swaps to the extent of any unrecognized gains on offsetting positions held by the Fund. These provisions may also require the Funds to mark-to-market certain types of positions in their portfolios (i.e., treat them as if they were closed out), which may cause a Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the Distribution Requirement and for avoiding the excise tax discussed above. In addition, to the extent a wholly-owned Subsidiary of a Fund trades in futures contracts described above, the special 60% long-term and 40% short-term capital gain or loss treatment will not pass through to a Fund when the Fund receives dividend distributions from the Subsidiary; rather such dividend distributions will be treated as ordinary income to a Fund.

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If a Fund invests in certain zero coupon securities or any other securities that are sold at original issue discount and thus do not make periodic cash interest payments, the Fund will be required to include as part of its current income the imputed interest on such obligations even though the Fund has not received any interest payments on such obligations during that period. However, each Fund must distribute to its shareholders, at least annually, all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid), including such accrued income, to qualify for treatment as a RIC under the Code and avoid U.S. federal income and excise taxes. Therefore, a Fund may have to dispose of its portfolio securities, potentially under disadvantageous circumstances, to generate cash, or may have to borrow cash, to satisfy distribution requirements. Such a disposition of securities may potentially result in additional taxable gain or loss to a Fund and may affect the amount and timing of distributions from such Fund.

Any market discount recognized on a bond is taxable as ordinary income. A market discount bond is a bond acquired in the secondary market at a price below redemption value or adjusted issue price if issued with original issue discount. Absent an election by a Fund to include the market discount in income as it accrues, gain on the Fund’s disposition of such an obligation will be treated as ordinary income rather than capital gain to the extent of the accrued market discount.

Subsidiary Investment

Each Fund expects to invest up to 25% of its total assets in its Subsidiary, which each Fund expects to be treated as a controlled foreign corporation (“CFC”) under the Code. Each Fund wholly-owns its respective Subsidiary. A U.S. person who owns (directly, indirectly or constructively) 10%or more of the total combined voting power of all classes of stock or 10% or more of the total value of shares of all classes of stock of a foreign corporation is a “U.S. Shareholder” for purposes of the CFC provisions of the Code. A foreign corporation is a CFC if, on any day of its taxable year, more than 50% of the voting power or value of its stock is owned (directly, indirectly or constructively) by “U.S. Shareholders.” Because the Funds are each a U.S. person that will own all of the stock of its Subsidiary, the Funds will each be a “U.S. Shareholder” and the Subsidiaries will each be a CFC.

Each Fund will recognize annually as ordinary income its respective Subsidiary’s current year net taxable earnings, if any. The Fund will not recognize the Subsidiary’s net losses, if any, nor would such losses carryforward to future years. The Fund will be required to include in gross income for U.S. federal income tax purposes all of its Subsidiary’s “subpart F” income (defined in Section 951 of the Code to include passive income, including from commodity-linked derivatives), whether or not such income is distributed by such Subsidiary. However, each Fund must distribute to its shareholders, at least annually, all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid), including such “subpart F” income, to qualify for treatment as a RIC under the Code and avoid U.S. federal income and excise taxes. Therefore, a Fund may have to dispose of its portfolio securities, potentially under disadvantageous circumstances, to generate cash, or may have to borrow cash, to satisfy distribution requirements. Such a disposition of securities may potentially result in additional taxable gain or loss to a Fund and may affect the amount and timing of distributions from such Fund. Each Fund’s recognition of its Subsidiary’s “subpart F” income will increase the Fund’s tax basis in the Subsidiary. Distributions by the Subsidiary to the Fund will be tax-free, to the extent of the Subsidiary’s previously undistributed “subpart F” income, and will correspondingly reduce the Fund’s tax basis in the Subsidiary. “Subpart F” income is generally treated by the Fund as ordinary income, regardless of the character of the Subsidiary’s underlying income or gains. Each Fund’s strategy of investing through its Subsidiary in commodity-related instruments may cause the Fund to recognize more ordinary income than would be the case if the Fund did not invest through a Subsidiary, resulting in distributions from the Fund that are taxable to individual shareholders at ordinary income tax rates rather than at the more favorable tax rates for long-term capital gains.

The IRS issued final regulations pursuant to which the “subpart F” income of a Fund attributable to its investment in a Subsidiary is “qualifying income” under the Qualifying Income Test (as described above) to the extent that such income is currently distributed to the Fund or is derived with respect to the Fund’s business of investing in stock, securities or currencies. Each Fund expects its “subpart F” income attributable to its investment in a Subsidiary to be derived with respect to such Fund’s business of investing in stock, securities or currencies and to be treated as “qualifying income”. The Advisor and/or Sub-Advisor will carefully monitor each Fund’s investments in its Subsidiary to ensure that no more than 25% of the Fund’s assets are invested in the Subsidiary in order to maintain compliance with the Asset Diversification Test.

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Foreign Investments

If a Fund acquires any equity interest in certain foreign investment entities (i) that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or (ii) where at least 50% of the corporation’s assets (computed based on average fair market value) either produce or are held for the production of passive income (“passive foreign investment companies” or “PFICs”), the Fund will generally be subject to one of the following special tax regimes: (i) the Fund may be liable for U.S. federal income tax, and an additional interest charge, on a portion of any “excess distribution” from such foreign entity or any gain from the disposition of such shares, even if the entire distribution or gain is paid out by the Fund as a dividend to its shareholders; (ii) if the Fund were able and elected to treat a PFIC as a “qualified electing fund” or “QEF,” the Fund would be required each year to include in income, and distribute to shareholders in accordance with the distribution requirements set forth above, the Fund’s pro rata share of the ordinary earnings and net capital gains of the PFIC, whether or not such earnings or gains are distributed to the Fund; or (iii) the Fund may be entitled to mark-to-market annually shares of the PFIC, and in such event would be required to distribute to shareholders any such mark-to-market gains in accordance with the distribution requirements set forth above. Each Fund intends to make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules. A Fund may limit and/or manage its holdings in passive foreign investment companies to limit its tax liability or maximize its return from these investments. Amounts included in income each year by a Fund arising from a QEF election will be “qualifying income” under the Qualifying Income Test (as described above) even if not distributed to the Fund, if the Fund derives such income from its business of investing in stock, securities or currencies.

A Fund may be subject to withholding and other taxes imposed by foreign countries, including taxes on interest, dividends and capital gains with respect to any investments in those countries. Any such taxes would, if imposed, reduce the yield on or return from those investments. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases. The Funds do not expect to satisfy the requirements for passing through to their shareholders any share of foreign taxes paid by the Funds, with the result that shareholders will not include such taxes in their gross incomes and will not be entitled to a tax deduction or credit for any such taxes on their own tax returns.

FOREIGN SHAREHOLDERS

Any foreign shareholders in the Funds may be subject to U.S. withholding and estate tax and are encouraged to consult their tax advisors prior to investing in the Funds. Foreign shareholders (i.e., nonresident alien individuals and foreign corporations, partnerships, trusts and estates) are generally subject to U.S. withholding tax at the rate of 30% (or a lower tax treaty rate) on distributions derived from taxable ordinary income. A Fund may, under certain circumstances, report all or a portion of a dividend as an “interest-related dividend” or a “short-term capital gain dividend,” which would generally be exempt from this 30% U.S. withholding tax, provided certain other requirements are met. Short-term capital gain dividends received by a nonresident alien individual who is present in the U.S. for a period or periods aggregating 183 days or more during the taxable year are not exempt from this 30% withholding tax. Gains realized by foreign shareholders from the sale or other disposition of Shares generally are not subject to U.S. taxation, unless the recipient is an individual who is physically present in the U.S. for 183 days or more per year. Foreign shareholders who fail to provide an applicable IRS form may be subject to backup withholding on certain payments from a Fund. Backup withholding will not be applied to payments that are subject to the 30% (or lower applicable treaty rate) withholding tax described in this paragraph. Different tax consequences may result if the foreign shareholder is engaged in a trade or business within the United States. In addition, the tax consequences to a foreign shareholder entitled to claim the benefits of a tax treaty may be different than those described above.

Unless certain non-U.S. entities that hold Shares comply with IRS requirements that generally require them to report information regarding U.S. persons investing in, or holding accounts with, such entities, a 30% withholding tax may apply to Fund distributions payable to such entities. A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an applicable intergovernmental agreement between the U.S. and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of the agreement.

OTHER ISSUES

Backup Withholding

A Fund (or financial intermediaries, such as brokers, through which a shareholder holds Shares) generally is required to withhold and to remit to the U.S. Treasury a percentage of the taxable distributions and sale or redemption proceeds paid to any shareholder who fails to properly furnish a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify that he, she or it is not subject to such withholding. The backup withholding tax rate is 24%. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.

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Certain Potential Tax Reporting Requirements

Under U.S. Treasury regulations, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct owners of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance shareholders of a RIC are not excepted. A shareholder who fails to make the required disclosure to the IRS may be subject to substantial penalties. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

State and Local Taxes

A Fund may be subject to tax or taxes in certain states where the Fund does business. Furthermore, in those states which have income tax laws, the tax treatment of a Fund and of Fund shareholders with respect to distributions by the Fund may differ from federal tax treatment.

U.S. Government Securities

The income earned on certain U.S. government securities is exempt from state and local personal income taxes if earned directly by you. States also grant tax-free status to dividends paid to you from interest earned on these securities, subject in some states to minimum investment or reporting requirements that must be met by a Fund. The income on Fund investments in certain securities, such as repurchase agreements collateralized by U.S. government obligations, commercial paper and federal agency-backed obligations (e.g., Ginnie Mae or Fannie Mae securities), generally does not qualify for tax-free treatment. The rules on exclusion of this income are different for corporations. Shareholders should consult their tax advisors concerning these matters.

General Considerations

The federal income tax discussion set forth above is for general information only. Prospective investors should consult their tax advisors regarding the specific federal income tax consequences of purchasing, holding and disposing of Shares, as well as the effect of state, local and foreign tax law and any proposed tax law changes.

DETERMINATION OF NAV

The NAV is calculated each day the national securities exchanges are open for trading as of the close of regular trading on the Listing Exchange, generally 4:00 p.m. New York time (the “NAV Calculation Time”). NAV per share is calculated by dividing a Fund’s net assets by the number of Shares outstanding.

In calculating its NAV, each Fund generally values its assets on the basis of market quotations, last sale prices, or estimates of value furnished by a pricing service or brokers who make markets in such instruments. Short-term debt securities with remaining maturities of sixty (60) days or less generally are valued on the basis of amortized cost, which approximates fair value. U.S. fixed income assets may be valued as of the announced closing time for such securities on any day that the Securities Industry and Financial Markets Association announces an early closing time. The values of any assets or liabilities of a Fund that are denominated in a currency other than the U.S. dollar are converted into U.S. dollars using an exchange rate deemed appropriate by the Fund.

Investments in futures are valued at market value, which is generally determined using the last reported official closing price or last trading price on the exchange or market on which the futures contract is primarily traded at the time of valuation. Generally, trading in futures, U.S. government securities (such as U.S. Treasury securities), money market instruments and certain fixed income securities is substantially completed each day at various times prior to the NAV Calculation Time. The values of such investments used in computing the NAV of a Fund are determined as of such times.

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Pursuant to Rule 2a-5 under the 1940 Act, the Board has designated the Advisor as the valuation designee for the Funds to perform fair valuation determinations relating to Fund investments for which market quotations that are not readily available. Assets that may be valued using “fair value” pricing may include, but are not limited to, those for which there are no current market quotations or whose issuer is in default or bankruptcy, securities subject to corporate actions (such as mergers or reorganizations), securities subject to non-U.S. investment limits or currency controls, and securities affected by “significant events.” An example of a significant event is an event occurring after the close of the market in which a futures contract trades but before the Fund’s next NAV Calculation Time that may materially affect the value of the Fund’s investment (e.g., government action, natural disaster, or significant market fluctuation). Price movements in U.S. markets that are deemed to affect the value of foreign securities, or reflect changes to the value of such securities, also may cause securities to be “fair valued.”

When fair-value pricing is employed, the prices of securities used by a Fund to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments, and it is possible that a fair value determination for a security or other asset is materially different than the value that could be realized upon the sale of such security or asset. In addition, fair value pricing could result in a difference between the prices used to calculate a Fund’s NAV and the prices used by the Index. This may adversely affect a Fund’s ability to track the Index.

Shares are purchased or sold on a national securities exchange at market prices, which may be higher or lower than NAV. No secondary sales will be made to brokers or dealers at a concession by the Distributor or by the Fund. Purchases and sales of Shares in the secondary market, which will not involve the Fund, will be subject to customary brokerage commissions and charges. Transactions in Shares will be priced at NAV only if you purchase or redeem shares directly from a Fund in Creation Units.

DIVIDENDS AND DISTRIBUTIONS

Each Fund pays out dividends and distributes its net capital gains, if any, to shareholders at least annually.

The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to improve its Index tracking, to preserve the status of a Fund as a RIC or to avoid imposition of income or excise taxes on undistributed income.

FINANCIAL STATEMENTS

The Funds’ audited financial statements for the year ended December 31, 2024, including notes thereto and the report of Cohen & Co, the Funds’ Independent Registered Public Accounting Firm, are contained in the  Funds’ December 31, 2024 Form N-CSR   and are incorporated by reference into this SAI.

MISCELLANEOUS INFORMATION

Counsel. Dechert LLP, 1900 K Street, NW, Washington, DC 20006-1110, serves as legal counsel to the Trust.

Independent Registered Public Accounting Firm. Cohen & Company, Ltd., located at 1835 Market Street, Suite 310, Philadelphia, Pennsylvania 19103, serves as the independent registered public accounting firm to the Trust.

Appendix A - Proxy Voting Policies and Procedures

Aberdeen Investments U.S. Registered Advisers (the “Advisers”)

Proxy Voting Guidelines
Effective as of March 2025

Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”) requires the Advisers to vote proxies in a manner consistent with clients’ best interest and must not place its interests above those of its clients when doing so. It requires the Advisers to: (i) adopt and implement written policies and procedures that are reasonably designed to ensure that the Advisers vote proxies in the best interest of the clients, and (ii) to disclose to the clients how they may obtain information on how the Advisers voted proxies. In addition, Rule 204-2 requires the Advisers to keep records of proxy voting and client requests for information. As of August 31, of each year, investment managers that are required to file reports under Section 13(f) are required to report their proxy voting records on Form N-PX for the twelve-month period ended June 30, with respect to certain shareholder advisory votes on executive compensation (those required by Section 14A of the Exchange Act). As registered investment advisers, the Advisers have an obligation to vote proxies with respect to securities held in its client portfolios in the best interests of the clients for which it has proxy voting authority.

The Advisers are committed to exercising responsible ownership with a conviction that companies adopting best practices in corporate governance will be more successful in their core activities and deliver enhanced returns to shareholders.

The Advisers have adopted a proxy voting policy. The proxy voting policy is designed and implemented in a way that is reasonably expected to ensure that proxies are voted in the best interests of clients.

Resolutions are analysed by a member of our regional investment teams or our Active Ownership Team and votes instructed following consideration of our policies, our views of the company and our investment insights. To enhance our analysis, we will often engage with a company prior to voting to understand additional context and explanations, particularly where there is a deviation from what we believe to be best practice.

Where contentious issues arise in relation to motions put before a shareholders’ meeting, Advisers will usually contact the management of the company to exchange views and give management the opportunity to articulate its position. The long-term nature of the relationships that we develop with investee company boards should enable us to deal with any concerns that we may have over strategy, the management of risk or governance practices directly with the chairman or senior independent director. In circumstances where this approach is unsuccessful, Advisers are prepared to escalate their intervention by expressing their concerns through the company’s advisers, through interaction with other shareholders or attending and speaking at General Meetings.

In managing third party money on behalf of clients, there are a limited number of situations where potential conflicts of interest could arise in the context of proxy voting. One case is where funds are invested in companies that are either clients or related parties of clients. Another case is where one fund managed by Aberdeen Investments invests in other funds managed by Aberdeen Investments.

For cases involving potential conflicts of interest, Advisers have implemented procedures to ensure the appropriate handling of proxy voting decisions. The guiding principle of the Advisers’ conflicts of interest policy is simple – to exercise our right to vote in the best interests of the clients on whose behalf we are managing funds.

We employ ISS as a service provider to facilitate electronic voting. We require ISS to provide recommendations based on our own set of parameters to tailored Aberdeen’s assessment and approach but remain conscious that all voting decisions, where we have been given voting authority, are our own on behalf of our clients. We consider ISS’s recommendations and those based on our custom parameters as input to our voting decisions. We make use of the ISS standard research and recommendations and those based on our own custom policy as input to our voting decisions. Where our analysts make a voting decision that is different from the recommendations based on our custom policy they will provide a rationale for such decisions which will be made available upon request.

In order to make proxy voting decisions, an Aberdeen Investments analyst will assess the resolutions at general meetings of companies held in our active investment portfolios. This analysis will be based on our knowledge of the company, but will also make use of the custom and standard recommendations provided by ISS as described above. The product of this analysis will be a final voting decision instructed through ISS and applied to all funds for which Aberdeen have been appointed to vote. For funds managed by a sub-adviser, we may delegate to the sub-adviser the authority to vote proxies; however, the sub-adviser will be required to either follow our policies and procedures or to demonstrate that their policies and procedures are consistent with ours, or otherwise implemented in the best interest of clients.

There may be certain circumstances where Aberdeen may take a more limited role in voting proxies. We will not vote proxies for client accounts in which the client contract specifies that Aberdeen will not vote. We may abstain from voting a client proxy if the voting is uneconomic or otherwise not in clients’ best interests. For companies held only in passively managed portfolios the Aberdeen custom recommendations provided by ISS will be used to automatically apply our voting approach; we have scope to intervene to test that this delivers appropriate results and will on occasions opt to instruct a vote differently from custom recommendations if we consider this to be in clients’ best interests. If voting securities are part of a securities lending program, we may be unable to vote while the securities are on loan. However, we have the ability to recall shares on loan or to restrict lending when required, in order to ensure all shares have voted. In addition, certain jurisdictions may impose share-blocking restrictions at various times which may prevent Aberdeen from exercising our voting authority.

We recognize that there may be situations in which we vote at a company meeting where we encounter a conflict of interest. Such situations include:

●	where a portfolio manager owns the holding in a personal account
●	An investee company that is also a segregated client
●	An investee company where an executive director or officer of our company is also a director of that company
●	An investee company where an employee of Aberdeen is a director of that company
●	A significant distributor of our products
●	Any other companies which may be relevant from time to time

In order to manage such conflicts of interests, we have established procedures to escalate decision-making so as to ensure that our voting decisions are based on our clients’ best interests and are not impacted by any conflict.

The implementation of this policy, along with conflicts of interest, will be reviewed periodically by the Active Ownership team. Aberdeen Investments’ Listed Company Sustainable Investment Principles and Voting Policies are published on our website.

To the extent that an Adviser may rely on sub-advisers, whether affiliated or unaffiliated, to manage any client portfolio on a discretionary basis, the Adviser may delegate responsibility for voting proxies to the sub-adviser. However, such sub-advisers will be required either to follow these Policies and Procedures or to demonstrate that their proxy voting policies and procedures are consistent with these Policies and Procedures or otherwise implemented in the best interests of the Adviser’s clients. Clients that have not granted Aberdeen voting authority over securities held in their accounts will receive their proxies in accordance with the arrangements they have made with their service providers.

As disclosed in Part 2A of each Adviser’s Form ADV, a client may obtain information on how its proxies were voted by requesting such information from its Adviser. Unless specifically requested by a client in writing, and other than as required for the Funds, the Advisers do not generally disclose client-specific proxy votes to third parties.

Our proxy voting records are available per request and on the SEC’s website at SEC.gov.

On occasions when it is deemed to be a fiduciary for an ERISA client’s assets, Aberdeen will vote the Plan assets in accordance with Aberdeen Investments’ Listed Company Sustainable Investment Principles and Voting Policies and in line with DOL guidance.

Listed Company ESG Principles & Voting Policies March 2024

Active Ownership and Environmental, Social & Governance (ESG) considerations are a driver of our investment process, our investment activity, our client journey and our corporate influence.

Through engagement with the companies in which we invest, and by exercising votes on behalf of our clients, we seek to improve the financial resilience and performance of our clients’ investments. Where we believe change is needed, we endeavour to catalyse this through our stewardship capabilities.

Our expectations

As global investors, we are particularly aware that ESG structures and frameworks vary across regions. Furthermore, what we expect of the companies in which we invest varies between different stages of business development and the underlying history and nature of the company in question. We seek to understand each company’s individual circumstances and so evaluate how it can best be governed and overseen. As such, we strive to apply the principles and policies set out on these pages in response to the needs of that individual company at that particular time. Our heritage as a predominantly active fund manager helps drive this bespoke approach to understanding good governance and risk management.

We have a clear perception of what we consider to be best practice globally – as set out in this document. However we will reflect the nature of the business, our close understanding of individual companies and regional considerations, where appropriate, in our approach to applying these policies, which are not exhaustive.

The principles and voting policies noted herein reflect our current position. We are monitoring and contributing to the many reform agendas and consultations underway in the governance arena, particularly in the UK, on areas such as market competitiveness, listing rules, the approval of corporate transactions and greater flexibility in remuneration practices, including wider use of restricted stock. We are actively involved in these discussions, both as a corporate issuer and an investor, and our position will evolve as rules, guidance and practice develops.

This document has received approval from the Head of Public Markets and the Chief Sustainability Officer - Investments following consultation with various internal stakeholders.

Our approach to stewardship

We seek to integrate and appraise environmental, social and governance factors in our investment process. Our aim is to generate the best long-term outcomes for our clients, proportionate to the risk preference they have accepted, and we will actively take steps as stewards and owners to protect and enhance the value of our clients’ assets.

Stewardship is a reflection of this bespoke approach to good governance and risk management. We seek to understand each company’s specific approach to governance, how value is created through business success and how investors’ interests are protected through the management of risks that materially impact business success. This requires us to play our part in the governance process by being active stewards of companies, involved in dialogue with management and non-executive directors where appropriate, understanding the material risks and opportunities – including those relating to environmental and social factors and helping to shape the future success of the business.

We will:

●	Take into consideration, in our investment process, the policies and practices on environmental, social and governance matters of the companies in which we invest.
●	Seek to enhance long-term shareholder value through constructive engagement with the companies in which we invest.
●	Actively engage with companies and assets in which we invest where we believe we can influence or gain insight.
●	Seek to exercise voting rights, where held, in a manner consistent with our clients’ long-term best interests.
●	Seek to influence the development of appropriately high standards of corporate governance and corporate responsibility in relation to environmental and social factors for the benefit of our clients.
●	Communicate our Listed Company ESG Principles and Voting Policies to clients, companies and other interested parties.
●	Be accountable to clients within the constraints of professional confidentiality and legislative and regulatory requirements.
●	Be transparent in reporting our engagement and voting activities.

abrdn is committed to exercising responsible ownership with a conviction that companies seeking to upgrade their practices in corporate governance and risk management will be more successful in their core activities and deliver enhanced long-term returns to shareholders. As owners of companies, the process of stewardship is a natural part of our investment approach as we seek to benefit from their long-term success on our clients’ behalf.

Engagement

It is a central tenet of our active investment approach that we strive to meet with the management and directors of our investee companies on a regular basis. We will concentrate that engagement on investee companies undergoing transformation or facing exceptional challenges or opportunities. The discussions we have cover a wide range of topics, including: strategic, operational, and ESG issues and consider the long-term drivers of value.

Engagement with companies on ESG risks an opportunities is a fundamental part of our investment process. It is a process through which we can discuss how a company identifies, prioritises and mitigates its key risks and optimises outcomes from its most significant opportunities. As such, we regard engagement as:

●	Important to understanding investee companies holistically.
●	Helpful when conducting comprehensive ESG analysis.
●	Useful to maintaining open dialogue and constructive relationships with companies.
●	An opportunity to generate positive change on a company’s holistic risk management programme–be active with our holdings rather than activist.

Proxy Voting

Proxy voting is an integral part of our active stewardship approach and we seek to exercise voting rights in a manner in line with our clients’ best interests. We seek to ensure that voting reflects our understanding of the companies in which we invest on behalf of our clients. We believe that voting is a vital mechanism for holding boards and management teams to account, and is an important tool for escalation and shareholder action.

This document includes our process and overarching policy guidelines which we apply when voting at general meetings. These policies are not exhaustive and we evaluate our voting on a case by case basis. As a global investment firm we recognise the practical necessity of adopting a regional approach, taking into account differing and developing market practices. Where a policy is specific to one region this is denoted.

We endeavour to engage with companies regarding our voting decisions to maintain a dialogue on matters of concern.

Voting Process

In line with our active ownership approach, we review the majority of general meeting agendas convened by companies which are held in our active equity portfolios. Analysis is undertaken by a member of our regional investment teams or our Active Ownership team and votes instructed following consideration of our policies, our views of the company and our investment insights. To enhance our analysis we may engage with a company prior to voting to understand additional context and explanations, particularly where there is deviation from what we believe to be best practice.

To supplement our own analysis we make use of the benchmark research and recommendations provided by ISS, a provider of proxy voting services. In the UK we also make use of the Investment Association’s (IA) Institutional Voting Information Service. We have implemented regional voting policy guidelines with ISS which ISS applies to all meetings in order to produce customised vote recommendations. These custom recommendations help identify resolutions which deviate from our expectations. They are also used to determine votes where a company is held only in passive funds. Within our custom policies, however, we do specify numerous resolutions which should be referred to us for active review. For example we will analyse all proposals marked by ISS as environmental or social proposals.

While it is most common for us to vote in line with a board’s voting recommendation we will vote our clients’ shares against resolutions which we believe are not consistent with their best interests. We may also vote against resolutions which conflict with local governance guidelines, such as the IA in the UK. Although we seek to vote either in favour or against a resolution we do make use of an abstain vote where this is considered appropriate. For example we may use an abstention to acknowledge some improvement, but as a means to reserve our position in expectation that further improvement is needed before we can vote in favour. Where we vote against a resolution we endeavour to inform companies of our rationale.

In exceptional circumstances we may attend and speak at a shareholder meeting to reinforce our views to the company’s board.

We endeavour to vote all shares for which we have voting authority. We may not vote when there are obstacles to do so, for example those impacting liquidity, such as shareblocking, or where there is a significant conflict of interest. We use the voting platform of ISS to instruct our votes. Where we lend stock on behalf of clients, and subject to the terms of client agreements, we hold the right to recall shares where it is in clients’ interests to do so and where we take the view that to maintain full voting weight on a particular meeting or resolution may impact the final vote.

Our votes are disclosed publicly on our website one day after a general meeting has taken place.

Strategy

We invest in companies that will create the best outcome for our clients in line with their investment mandates. Companies must be clear about the drivers of their business success and their strategy for maintaining and enhancing it. Investment is a forward-looking process; we seek to understand the opportunity for a business and its scope for future value-creation over the long term. In order to do this, we need clarity on past business delivery and its drivers, and on the effective track record of management; we require honest and open reporting to build confidence in that track record. We seek confidence that companies and their management can maintain their competitive positioning and operational performance and subsequently enhance returns for investors. A clear strategy and clarity about the drivers of operational success provides the lens through which we will consider most corporate issues, not least assessing performance and risk management.

●	We will consider voting against executive or non-executive directors if we have serious concerns regarding the oversight or implementation of strategy.

Board of Directors

We believe effective board governance promotes the long-term success and value creation of the company. The board should be responsible for establishing the company’s purpose and strategy, overseeing management in their implementation of strategy and performance against objectives. The board should ensure a strong framework of control and risk oversight, including material ESG risks. The board should assess and monitor culture and be engaged with the workforce, shareholders and wider society.

Board Composition

Effective decision making requires a mix of skills around the table and constructive debate between diverse and different-minded individuals. A range of skills, experience and perspectives should be drawn together on the board. These include industry knowledge, experience from other sectors and relevant geographical knowledge. Independence of thought plays a crucial role in the ability of a board to generate the debate and discussion that will challenge management, help enhance business performance and improve decision-making. Board assessments will help the board ensure it has the necessary mix of skills, diversity and quality of individuals to address the risks and opportunities the company faces. Unitary boards should comprise an appropriate combination of executive and non-executive directors such that no group of individuals dominates decision-making. We expect the size of the board to reflect the size, nature and complexity of the business. We also expect regular internal and external board evaluations which include an assessment of board composition and effectiveness.

Leadership

Running businesses effectively for the long term requires effective collaboration and cooperation, with no individual or small group having unfettered powers. Nor should any individual or small group have dominant influence over the way a business is run or over major decisions about its operations or future. There should be a division of responsibility between board leadership and executive leadership of the business. We believe that there should be a division of roles at the top of the organisation, typically between a Chief Executive Officer (CEO) and an independent Chair.

●	We will consider supporting the re-election of an existing Chair & CEO role combination, recognising that this remains common in certain geographies. In reviewing this on a case by case basis we will take account of the particular circumstances of the company and consider what checks and balances are in place, such as the presence of a strong Senior Independent Director with a clear scope of responsibility.
●	We will generally oppose any re-combination of the roles of CEO and Chair, unless the move is on a temporary basis due to exceptional circumstances or other mitigating factors.
●	We will generally oppose any move of a retiring CEO to the role of Chair.

Independence

Companies should be led and overseen by genuinely independent boards. When looking at board composition we generally expect to see a majority of independent directors, with boards identifying their independence classifications in the Annual Report. It is preferable to see an identified Senior Independent Director (SID) on the board, who will lead the appraisal of and succession planning for the Chair. We expect SIDs to meet with investors and be a point of contact for escalating concerns if required.

In assessing a director’s independence we will have due regard for whether a director:

i.	Has been an employee of the company within the last five years.
ii.	Has had within the last three years a material business relationship with the company.
iii.	Has received remuneration in addition to director fees or participates in the company’s option or variable incentive schemes, or is a member of the company’s pension scheme.
iv.	Has close family ties with any of the company’s advisers, directors or senior employees.
v.	Holds cross-directorships or has significant links with other directors through involvement in other companies or bodies.
vi.	Represents a significant shareholder.
vii.	Has served on the board for more than 12 years (or 9 for UK companies).
●	We will consider voting against the re-election of non-independent directors if the board is not majority independent (excluding employee representatives). In doing so we will have regard for whether a company is controlled and the nature of the non-independence – for example, we are unlikely to vote against shareholder representatives unless their representation is disproportionate to their shareholding

Succession Planning & Refreshment

Regular refreshment of the non-executive portion of a board helps draw in fresh perspectives, not least in the context of changes to business and emerging opportunities and risks. It also helps limit the danger of group-think. Thoughtful and proactive succession planning is therefore needed for board continuity, to ensure that a board is populated by individuals with an appropriate mix of skills, experience and perspective. We expect the board to implement a formal process for the recruitment and appointment of new directors, and to provide transparency of this in the Annual Report.

●	We will vote against non-executive directors where there are concerns regarding board refreshment or excessive tenure. Where there are directors who have served for over 12 years on a board which has seen no refreshment in 3 years (2 in UK), we will generally vote against their re-election. If a director has served for over 15 years we will generally vote against their re-election. We will, however, consider the impact on board continuity and the company’s succession planning efforts prior to doing so. We may also not apply the tenure limit to directors who are founders or shareholder representatives where we believe this is appropriate.

Diversity

We believe that companies that make progress in diversity, equity and inclusion (DEI) are better positioned for long-term sustainability and outperformance. Diversity of thought, paired with a culture of inclusion, can help companies to tackle increasingly complex challenges and markets. We expect boards to report on how they promote DEI throughout the business and believe that setting targets is important to addressing imbalances. We recognise the necessity of adopting a regional approach to diversity, equity and inclusion, allowing us to press for progress with appropriate consideration for the starting point. We have for several years, actively encouraged progress in gender diversity at all levels, and have expanded our scope in relation to diversity, equity and inclusion across geographies. In respect of ethnic diversity, this is coming increasingly into focus as we encourage boards to progress in ensuring that their composition reflects their employee and customer bases. Our regional specific policies are below. In determining our votes we will take account of mitigating factors, such as the sudden departure of a female board member. We will also consider any clear progress being made by the company on diversity and any assurance that diversity shortfalls will soon be addressed.

Gender Diversity.

●	UK: We will generally vote against the Nomination Committee Chair of FTSE 350 companies if the board is not comprised of at least one third female directors. We expect companies to seek to comply with the FCA’s diversity targets and may vote against the Chair of the Nomination Committee if we have concerns regarding the Committee’s efforts in succession planning to achieve the gender diversity target of 40% female members. For smaller companies, we will take action if the board does not include at least one female director.
●	Europe: We will generally vote against the Nomination Committee Chair of LargeCap companies if the supervisory board is not comprised of at least 30% female directors, or is not in line with the local standard if higher. For smaller companies, we will take this action if the supervisory board does not include at least one female director.
●	Australia: We will generally vote against the Nomination Committee Chair of ASX300 companies if the board is not comprised of at least 30% female directors.
●	North America: We will generally vote against the Nomination Committee Chair of LargeCap companies if the board is not comprised of at least 30% female directors. For smaller companies, we will take this action if the board does not include at least one female director

Ethnic Diversity

●	UK: We will generally vote against the Nomination Committee Chair at the boards of FTSE 100 companies, if the board does not include at least one member from an ethnic minority background. This is in line with targets set up by the Parker Review.
●	US: We will generally vote against the Nomination Committee Chair at the boards of S&P 1500 & Russell 3000 companies if the board does not include at least one member from a racial or ethnic minority background.

Directors’ Time Commitment

Individual directors need sufficient time to carry out their role effectively and therefore we seek to ensure that all directors maintain an appropriate level of overall commitments such that allows them to be properly diligent.

●	We will consider opposing the election or re-election of any director where there is a concern regarding their ability to dedicate sufficient time to the role. In making this assessment we will have regard to the ISS classification of ‘overboarding’.
●	We will generally oppose the re-election of any director who has attended fewer than 75% of board meetings in two consecutive years.

Board Committees

Boards should establish committees, populated by independent and appropriately skilled non-executive directors, to oversee (as a minimum) the nomination, audit and remuneration processes. It may also be appropriate for additional committees to be established, such as a risk or sustainability committee. These committees should report openly on an annual basis about their activities and key decisions taken.

We will consider voting against committee members if we have concerns regarding the composition of a committee in relation to independence or skills.

Nomination Committee

This committee has responsibility for leading the process for orderly non-executive and senior management succession planning and recruitment, and for overseeing the composition of the board including skillset, experience and diversity. We expect the committee to be comprised of a majority of independent directors with an independent Chair.

●	We will consider voting against the re-election of the Nomination Committee Chair if we have concerns regarding the composition of the board or concerns regarding poor succession planning.

Audit Committee

This committee has responsibility for monitoring the integrity of the financial statements, reviewing the company’s internal financial controls and risk management systems, reviewing the effectiveness of the company’s internal audit function and appointing and overseeing the quality of the work done by external auditors. We prefer the committee to be wholly independent, and expect this at UK and US companies in view of general market practice and board composition. In other regions, as a minimum, we expect the committee to be comprised of a majority of independent directors with an independent Chair. Furthermore we expect at least one member of the committee to have recent and relevant financial experience.

●	UK & US: We will generally vote against the re-election of non-independent members of the Audit Committee..
●	Europe: We will generally vote against the re-election of non-independent members of the Audit Committee if the Committee is not majority independent. We will also generally vote against a non-independent Chair of the Audit Committee.
●	We will generally vote against the re-election of the Audit Committee Chair if at least one member of the Committee does not have recent and relevant financial experience.

Remuneration Committee

 The committee

is responsible for determining the policy and setting remuneration levels for executive and nonexecutive directors. The committee should ensure that directors’ remuneration is aligned with strategy and company performance and should clearly demonstrate that outcomes have had regard to the experience of the company’s employees and wider society. Remuneration policy should be cognisant of the company’s licence to operate and the potential overall level of remuneration. We expect remuneration committees to be robust in their approach to developing and implementing remuneration policies, with formal and transparent procedures for developing policies and for determining remuneration packages. Remuneration committees should be comprised of a majority of independent directors with an independent Chair and we expect members to have appropriate experience and knowledge of the business and remuneration practices in the jurisdiction in which they operate. No executive should be involved in setting their own remuneration.

●	Where we have significant concerns regarding the company’s remuneration policy or reward outcomes we may escalate these concerns through a vote against the Chair or members of the Remuneration Committee.

Director Accountability

We expect to be able to hold boards to account through engagement and regular director re-elections and directors should feel that they are accountable to investors. We encourage individual, rather than bundled, director elections. While our preference is for directors to be subject to re- election annually, we expect re-elections to take place at least every three years. Lengthier board mandates, while not uncommon in some markets, risk divorcing directors from an appropriate sense of accountability. Directors and management should make themselves available for discussions with major shareholders as we expect to have open dialogue to share our perspectives and gain confidence that the individuals are carrying out their roles with appropriate vigour and diligence. A further important element of director accountability to shareholders is that investors should have the right, both formal and informal, to propose and promote individual directors to be considered for election to the board by all shareholders.

●	We will generally oppose the re-election of nonindependent NEDs who are proposed for a term exceeding three years. We may not apply this to directors who are shareholder representatives.
●	Where we have significant concerns regarding a board member’s performance, actions or inaction to address issues raised we may vote against their re-election.
●	We may vote against directors who decline appropriate requests for meetings without a clear justification.
●	Where a director has held a position of responsibility at a company which has suffered a material governance failure, we will consider whether we are comfortable to support their re-election at other listed companies.
●	We will generally support resolutions to discharge the supervisory board or management board members from legal liability unless we have serious concerns regarding actions taken during the year under review. Where there is insufficient information regarding allegations of misconduct, we may prefer to abstain. In exceptional circumstances we may vote against the discharge resolution to reflect serious ESG concerns if there is not another appropriate resolution.
●	We will not support the election of directors who are not personally identified but are proposed as corporations.

Reporting

A company’s board should present a fair, balanced and understandable assessment of the company’s position and prospects – financial and non- financial – and of how it has fulfilled its responsibilities. We support the principle of full disclosure of relevant and useful information, subject to issues commercial confidentiality and prejudice. Boilerplate disclosure should be avoided. We encourage companies to consider using the appropriate globally developed standards and would particularly encourage the use of those created by the Taskforce for Climate related Financial Disclosures (TCFD), the International Integrated Reporting Council (IIRC), the Sustainability Accounting Standards Board (SASB) and the Global Reporting Initiative (GRI).

Audited reporting and financial numbers should be published ahead of any relevant shareholder meetings. We continue to monitor the evolving reporting landscape and consider new reporting developments as they emerge, either voluntary or regulatory.

●	We may consider voting against a company’s Annual Report & Accounts if we have concerns regarding timely provision or adequacy of disclosure.

Political Donations & Lobbying

Companies should be consistent in their public statements and not undermine these in private commentary to market participants or to politicians and regulators. We welcome transparency from companies about their lobbying activities and believe that good companies have nothing to hide in this respect. Similarly we encourage transparency of any political donations that companies deem appropriate – and we expect a clear explanation of why such donations are an appropriate use of corporate funds.

Risk & Audit

The board is responsible for determining the company’s risk appetite, establishing procedures to manage risk and for monitoring the company’s internal controls. We expect boards to conduct robust assessments of the company’s material risks and report to shareholders on risks, controls and effectiveness. The introduction of global accounting standards has led to much greater investor confidence in the accounts produced by companies around the world. It has also assisted in creating consistency of reporting across companies, enabling fairer comparisons between different operating businesses. We therefore encourage companies seeking international investment to report under International Financial Reporting Standards (IFRS) or US GAAP. As a firm abrdn supports the continued development of high quality global accounting standards.

An independent audit, delivered by a respected audit firm, is a required element for investor confidence in reporting by companies. We strongly favour meaningful, transparent and informative auditor reports, giving us additional insights into the audit process and accounting outcomes. Audit fees must be sufficient to pay for an appropriately in-depth assurance process. We would be concerned if a company sought to make unjustified savings in this respect as the cost in terms of damage to audit effectiveness and confidence in the company’s accounts would be much more substantial.

The independence of the auditor and the standard of their work, particularly in challenging management, should be subject to regular assessment that is appropriately disclosed. Even when individuals carrying out the audit are refreshed, we believe that the independence of the audit firm erodes over time and we will encourage a tender process and change of audit firm where an engagement has lasted for an extended period. In order to demonstrate the level of independence, companies should not have the same audit firm in place for more than 20 years.

The relationship with the auditor should be mediated through the audit committee. Where we are significant shareholders, we expect to be consulted on plans to tender and replace auditors.

●	We will generally vote against the re-election of an auditor which has a tenure of 20 years or over, if there are no plans for rotation in the near term.
●	We will consider voting against the auditors if we have concerns regarding the accounts presented or the audit procedures used.
●	We will vote against the approval of auditor fees if we have concerns regarding the level of fees or the balance of non-audit and audit fees.

Remuneration

Remuneration policies and the overall levels of pay should be aligned with strategy, attracting and retaining talent and incentivising the decisions and behaviours needed to create long-term value. The component parts of remuneration should be structured so as to link rewards to corporate and individual performance and they should be considered in the context of the remuneration policies when taken as a whole. We recognise the benefits of simplicity in forming the policy, which should clearly link outcomes and expectations for those receiving the remuneration, as well as external stakeholders. The structure should be transparent and understandable.

A company’s annual report should contain an informative statement of remuneration policy which communicates clearly to stakeholders how it has developed and evolved. This should include details of any stress testing that may have been undertaken to understand the policy outcomes for different business scenarios. The remuneration committee should provide a clear description of the application of policy and the outcomes achieved.

Base salary should be set at a level appropriate for the role and responsibility of the executive. We discourage increases which are driven solely by peer benchmarking, and expect increases to be aligned with the wider workforce. Consideration should also be given to the knock-on impact to variable remuneration potential. Pension arrangements and benefits should be clearly disclosed. We generally expect pension structures to be aligned with the wider workforce.

A company should structure variable, performancerelated pay to incentivise and reward management in a manner that is aligned with the company’s sustainable performance and risk appetite over the long term. We expect all variable pay to be capped, preferably with reference to base salary. In the UK we expect variable pay to be capped with reference to base salary. In other markets, if variable pay is capped at a number of shares, we expect the value of grants to be kept under review annually to ensure the value remains appropriate and is not excessive.

Performance metrics used to determine variable pay should be clearly disclosed and aligned with the company’s strategy. A significant portion of performance metrics should seek to measure significant improvements in the underlying financial performance of the company. We also encourage the inclusion of non-financial metrics linked to targets which are aligned with the company’s progress on its ESG strategy. Where possible we expect these targets to be quantifiable and disclosed.

Variable pay arrangements should incentivise participants to achieve above-average performance through the use of challenging targets. We encourage sliding-scale performance measures and expect performance target ranges to be disclosed to enable shareholders to assess the level of challenge and pay for performance alignment. We expect annual bonus targets to be disclosed retrospectively and encourage the disclosure of long term incentive (LTI) targets at the beginning of the performance period, but at minimum we expect retrospective disclosure. Where bonus or LTI targets are not disclosed due to commercial sensitivity we expect an explanation of why the targets continue to be considered sensitive retrospectively and expect some detail regarding the level of achievement vs target. Where a share price metric is being used, we expect this to be underpinned by a challenging measure of underlying performance. We encourage settlement of a portion of the annual bonus in shares which are deferred for at least one year. We expect settlement of long term incentives to be in shares, with rationale provided for any awards settled in cash. Long term incentives should have a performance period of no less than three years. In the UK we expect a further holding period of two years to be applied, and we encourage this in other markets. We do not generally support value creation plans. We will consider supporting the use of restricted share plans in the UK which have been structured consistent with the guidelines of the Investment Association. We expect appropriate malus and clawback provisions to be applied to variable remuneration plans. We expect shareholding guidelines to be adopted for executive directors and encourage the adoption of postdeparture shareholding guidelines. We expect details of any use of discretion to be disclosed and its use should be justifiable, appropriate and clearly explained. We would expect policies to be sufficiently robust so that discretion is only necessary in exceptional circumstances. We do not generally support exceptional awards, and are particularly sensitive to such awards being granted to reward a corporate transaction. We expect executive service contracts to provide for a maximum notice period of 12 months. We will consider local best practice provisions related to severance arrangements when voting. Non-executive fees should reflect the role’s level of responsibility and time commitment. We do not support NED’s participation in option or performance-related arrangements. However we do support the payment of fees in shares, particularly where conservation of cash is an issue. In the UK our expectations of companies are aligned with the Investment Association’s Principles of Remuneration. Where significant changes to remuneration arrangements are being considered, we would expect remuneration committees to consult with their largest shareholders prior to finalising any changes. Where any increase to variable remuneration is proposed, we would expect this to be accompanied by a demonstrable increase in the stretch of the targets. Furthermore we expect any increases to remuneration to be subject to shareholder approval.

In response to the issues arising from the cost of living crisis being experienced by many people in the UK, we expect companies to focus additional capacity towards those members of the workforce who need it most. We expect Remuneration Committees to take into account factors arising from the cost of living crisis when deliberating over executive pay outcomes. We would be concerned by reputational issues arising from decisions made in these unusual circumstances and may make this a factor in our voting decisions at relevant AGMs.

In line with the expectations set out above we will generally vote against the appropriate resolution(s) where:

●	We consider the overall reward potential or outcome to be excessive.
●	A significant increase to salary has been granted which is not aligned with the workforce or is not sufficiently justified.
●	A significant increase to performance-related pay has been granted which is not sufficiently justified, is not accompanied by an increase in the level of stretch required for achievement or results in the potential for excessive reward.
●	There is no appropriate cap on variable incentive schemes.
●	Performance targets for annual bonus awards are not disclosed retrospectively and the absence of disclosure is not explained.
●	Performance targets for long term incentive awards are not disclosed up front and there is no compelling explanation regarding the absence of disclosure or a commitment to disclose retrospectively.
●	Performance targets are not considered sufficiently challenging, either at threshold, target or maximum.
●	Relative performance targets allow vesting of awards for below median performance.. Retesting provisions apply.
●	Incentives that have been conditionally awarded have been repriced or performance conditions changed part way through a performance period.
●	We have concerns regarding the use of discretion or the grant of exceptional awards.
●	Pension arrangements are excessive.. Pension arrangements are not aligned with the wider workforce (UK).

Investor Rights

The interests of minority shareholders must be protected and any major, or majority, investor should not enjoy preferential treatment. The structure of ownership or control should minimise the potential for abuse of public shareholders.

Corporate Transactions

Companies should not make significant changes to their structure or nature without being fully transparent to their investors. Shareholders should have the opportunity to vote on significant corporate activity, such as mergers and acquisitions. Where a transaction is with a related party, only independent shareholders should have a vote. Even in markets where no vote is given to shareholders in these circumstances, investors need transparent disclosure of the reasons for any such major change. Companies should expect that shareholders may want to discuss and debate proposed developments

Diversification beyond the core skills of the business needs to be justified as it is more often than not a distraction from operational performance. All major deals need to be clearly explained and justified in the context of the preexisting strategy and be subject to shareholder approval.

●	We will vote on corporate transactions on a case by case basis.

Dividends

We will generally support the payment of dividends but will scrutinise the proposed level where it appears excessive given the company’s financial position.

Share Capital

The board carries responsibility for prudent capital management and allocation.

Share Issuance

We will consider capital raises which are proposed for a specific purpose on a case by case basis but recognise that it can be beneficial for companies to have some general flexibility to issue shares to raise capital. However we expect issuances to be limited to the needs of the business and companies should not issue significant portions of shares unless offering these on a pro-rata basis to existing shareholders to protect against inappropriate dilution of investments.
●	Where a company seeks a general authority to issue shares we generally expect this to be limited to 25% of the company’s share capital for pre- emptive issuances. In the UK we are aligned with the guidance of the Investment Association Share Capital Management Guidelines.
●	Where a company seeks a general authority to issue shares we generally expect this to be limited to 10% of the company’s share capital for non- pre-emptive issuances. In the UK we are aligned with the guidance of the Investment Association Share Capital Management Guidelines and those of the Pre-Emption Group.
●	We will not generally support share issuances at investment trusts unless there is a commitment that shares would only be issued at a price at or above net asset value.

When considering our votes we will, however, take account of the company’s circumstances and any further detail regarding proposed capital issuance authorities prior to voting.

Following changes to the UK’s Pre-Emption Group Guidelines in November 2022, which reflect an increase on previous limits, we will hold the Chair of the company accountable for any perceived misuse of the increased flexibility through a vote against their re-election.

Buyback

We recognise that share buybacks can be a flexible means of returning cash to shareholders.

● We will generally support buyback authorities of up to 10% of the issued share capital. In the UK we will generally support authorities which are in line with the levels permitted under the Listing Rules.

Related Party Transactions

The nature of relations – particularly any related party transactions (RPTs) – with parent or related companies, or other major investors, must be disclosed fully. Related party transactions must be agreed on arm’s length terms and be made fully transparent. Where they are material, they should be subject to the approval of independent shareholders.
● We will vote against RPTs where there is insufficient transparency of the nature of the transaction, the rationale, the terms or the views and assessment of directors and advisors.

Article/Bylaw amendments

While it is standard to see proposals from companies to amend their articles of association or bylaws, we will review these on a case by case basis. When doing so we expect full transparency of the proposed changes to be disclosed.
● We will vote against amendments which will reduce shareholder rights.

Anti-Takeover Defences

There should be no artificial structures put in place to entrench management and protect companies from takeover. The best defence from hostile takeover is strong operational delivery.
● We will generally vote against anti-takeover/‘poison pill’ proposals.

Voting Rights

We are strong supporters of the principle of ‘one share, one vote’ and therefore favour equal voting rights for all shareholders.
●	We will generally vote against proposals which seek to introduce or continue capital structures with multiple voting rights.
●	We will consider voting against proposals to raise new capital at companies with multiple share classes and voting rights.

General Meetings

Shareholder meetings provide an important opportunity to hold boards to account not only through voting on the proposed resolutions but also by enabling investors the opportunity to raise questions, express views and emphasise concerns to the entire board. We may make a statement at a company’s AGM as a means of escalation to reinforce our views to a company’s board.

We welcome the opportunity to attend meetings virtually, being of the view that this can increase participation given obstacles such as location or meeting concentration. However we are not supportive of companies adopting virtual-only meetings as we believe this format reduces accountability. Our preference is for a hybrid meeting format to balance the flexibility of remote attendance with the accountability of an in-person meeting.

●	We will generally support resolutions seeking approval to shorten the EGM notice period to minimum 14 days, unless we have concerns regarding previous inappropriate use of this flexibility.
●	We will generally support proposals to enable virtual meetings to take place as long as there is confirmation that the format will be hybrid, with physical meetings continuing to take place (unless prohibited by law). We expect virtual attendees to have the same rights to speak and raise questions as those attending in-person. We will generally vote against proposals which permit wholly virtual general meetings.

As part of strategic planning, boards need to have oversight of, and clearly articulate, the key opportunities and risks affecting the sustainability of the business model. This includes having a process for, and transparent disclosure of, potential and emerging opportunities and risks and the actions being taken to address them.

The effective management of risks extends to long-term issues that are hard to measure and whose timeframe is uncertain and will include the management of environmental and social issues. We use the UN Global Compact’s four areas of focus in assessing how companies are performing in this area.

Specifically we expect companies to be able to demonstrate how they manage their exposures under the following headings.

The Environment

It is generally accepted that companies are responsible for the effects of their operations and products on the environment. The steps they take to assess and reduce those impacts can lead to cost savings and reduce potential reputational damage. Companies are held responsible for their impact on the climate and they face increased regulation from world governments on activities that contribute to climate change.

We expect that companies will

●	Identify, manage and reduce their environmental impacts.
●	Understand the impact of climate change along the company value chain.
●	Develop group-level climate policies and, where relevant, set targets to manage the impact, report on policies, practices and actions taken to reduce carbon and other environmental risks within their operations.
●	Comply with all environmental laws and regulations, or recognised international best practice as a minimum.

Where we have serious concerns regarding a board’s actions, or inaction, in relation to the environment we will consider taking voting action on an appropriate resolution.

We will use the indicators within the Carbon Disclosure Project to identify companies which are not fulfilling their climate commitments. Where appropriate we will take voting action to encourage better practice among companies which we deem to be laggards.

Labour and employment

Companies that respect internationally recognised labour rights and provide safe and healthy working environments for employees are likely to reap the benefits. This approach is likely to foster a more committed and productive workforce, and help reduce damage to reputation and a company’s license to operate. We expect companies to comply with all employment laws and regulations and adopt practices in line with the International Labour Organization’s core labour standards. a minimum.

In particular, companies will:

●	Take affirmative steps to ensure that they uphold decent labour standards.
●	Adopt strong health and safety policies and programmes to implement such policies.
●	Adopt equal employment opportunity and diversity policies and a programme for ensuring compliance with such policies.
●	Adopt policies and programmes for investing in employee training and development.
●	Adopt initiatives to attract and retain talented employees, foster higher productivity and quality, and encourage in their workforce a commitment to achieving the company’s purpose.
●	Ensure policies are in place for a company’s suppliers that promote decent labour standards, and programmes are in place to ensure high standards of labour along supply chains.
●	Report regularly on its policy and implementation of managing human capital.

Where we have serious concerns regarding a board’s actions, or inaction, in relation to labour and employment we will consider taking voting action on an appropriate resolution.

Human rights

We recognise the impact that human-rights issues can have on our investments and the role we can play in stimulating progress. We draw upon a number of international, legal and voluntary agreements for guidance on human-rights responsibilities and compliance. Our primary sources are the International Bill of Rights and the core conventions of the International Labour Organisation (ILO), which form the list of internationally agreed human rights, and the UN Guiding Principles on Business and Human Rights (UNGPs), which clarifies the roles of states and businesses. We encourage companies to use the UNGPs Reporting Framework and encourage disclosure in line with this guidance.

We expect companies to:

●	Continually work to understand their actual and potential impacts on human rights.
●	Establish systems that actively ensure respect for human rights.
●	Take appropriate action to remedy any infringements on human rights.

Where we have serious concerns regarding a board’s actions, or inaction, in relation to human rights we will consider taking voting action on an appropriate resolution.

Business ethics

As institutions of wealth and influence, companies have a significant impact on the prosperity of their local communities and the wider world. Having a robust code of ethics and ensuring professional conduct mean companies operate more effectively, particularly when it comes to ethical principles governing decision- making. A company’s failure to conform to internationally recognised standards of business ethics on matters such as bribery and corruption, can increase its risk of facing investigation, litigation and fines. This could undermine its license to operate, and affect its reputation and image.

We expect companies to have policies in place to support the following:

●	Ethics at the heart of the organisation’s governance.
●	A zero-tolerance policy on bribery and corruption.. How people are rewarded, as pay can influence behaviour.
●	Respect for human rights.
●	Tax transparency.
●	Ethical training for employees.

Where we have serious concerns regarding a board’s actions, or inaction, related to business ethics we will consider taking voting action on an appropriate resolution.

We will review any resolution at company meetings we have identified as covering environmental and social factors. The following will detail our overarching approach and expectations.

Our approach to vote analysis is consistent across active and quantitative investment strategies Review the resolution, proponent and board statements, existing disclosures, and external research. Engage with the company, proponents, and other stakeholders as required.

Involve thematic experts, regional specialists, and investment analysts in decision-making to harness a wide range of expertise and include all material factors in our analysis.

Ensure consistency by using our own in-house guidance to frame case-by-case analysis.

Monitor the outcomes of votes.

Follow-up with on-going engagement as required.

Given the nature of the topics covered by these resolutions we do not apply binary voting policies. We adopt a nuanced approach to our voting research and outcomes and will consider the specific circumstances of the company concerned. Our objective is not to vote in favour of all shareholder resolutions but to determine the best outcome for the company in the context of the best outcome for our clients. There are instances where we are supportive of the spirit of a resolution however there may be a reason which prevents our support for the proposal. For example, where the purpose of the resolution is unclear, where the wording is overly prescriptive, when suggested implementation is overly burdensome or where the proposal strays too closely to the board’s responsibility for setting the company’s strategy.

Management Proposals

We are supportive of the steps being taken by companies to provide transparent, detailed reporting of their ESG strategies and targets. While shareholder proposals on environmental and social topics have been common on AGM agendas for several years, an increasing number of companies are presenting management proposals, such as so called ‘say on climate’ votes, for shareholder approval. While we welcome the intention of accountability behind these votes, we have reservations about the potential for them to limit the scope for subsequent investor challenge and diminish the direct responsibility and accountability of the board and individual directors. We believe it is the role of the board and the executive to develop and apply strategy, including ESG strategies, and we will continue to use existing voting items to hold boards to account on the implementation of these strategies. As active investors we also regularly engage with investee companies on ESG topics and find this dialogue to be the best opportunity to provide feedback.

We will review the appropriateness of ‘say on climate’ votes and consider if other voting mechanisms should be applied to ensure both Boards and Executives apply the appropriate rigour to initiate and deliver strategies to support the climate transition.

Shareholder Proposals

The number of resolutions focused on environmental and social (E&S) issues filed by shareholders continues to grow rapidly. The following provides an overview of some of the factors we consider when assessing the most prevalent themes for shareholder proposals.

Climate Change

We are members of the Net Zero Asset Managers Initiatives and this is reflected in our Active Ownership approach. We encourage the companies in which we invest to demonstrate a robust methodology underpinning Paris aligned goals and targets and are supportive of resolutions that will help companies to achieve this. Once a credible climate strategy is in place, we prioritise evidence of implementation over requests to re-draft strategies and targets after only a year or two.

A growing number of resolutions call on companies to increase the transparency of their reporting on climaterelated lobbying. These proposals typically encompass direct lobbying undertaken by the company and indirect lobbying undertaken by trade associations and other organisations of which it is a member or supporter. Lobbying contrary to the objectives of the Paris Agreement is effective in creating climate policy inertia and impeding the transition to net zero economies.

We do not evaluate resolutions in isolation. Our approach recognises the links between corporate governance, strategy and climate approach. Where a company’s operational response to climate change is inadequate, the effectiveness of board oversight and corporate governance may also be called into question.

We expect and encourage companies to:

●	Demonstrate that a robust methodology underpins Paris aligned, net zero goals and targets.
●	Set targets for absolute emission reduction, not just carbon intensity, to show a clear pathway to net zero.
●	Report in alignment with the TCFD framework.
●	Link targets to remuneration and ensure they are reflected in capital expenditure and R&D plans.
●	Carefully manage climate-related lobbying by ensuring appropriate oversight, transparent disclosure of activities, and alignment of activities with the company’s strategy and publicly stated positions.

Diversity & Inclusion

Diversity, Equity & Inclusion (DEI) is an important and growing theme for shareholder resolutions. In recent years resolutions have focussed on racial equity audits, pay gap reporting, transparent disclosure of DEI metrics and assessments of the efficacy of DEI programmes.

A racial equity audit is an independent analysis of a company’s business practices designed to identify practices that may have a discriminatory effect. We are supportive of racial equity audits in relation to internal and external DEI programmes. It is appropriate that these programmes should have KPIs and audit mechanisms in place to measure and evaluate outcomes. Some proposals request racial equity audits of provision of services. We are aware that measuring provision of service is challenging and gathering racial data on customers can be difficult and inappropriate. There are also multiple different factors that can influence service provision and which could be misconstrued as being racially motivated. We will however, support resolutions which are not unduly prescriptive and allow companies to carry out audits within a reasonable timeframe, at a reasonable cost, and excluding confidential or proprietary information.

We consider standardised gender pay gap disclosure to be an important tool for assessing how companies are addressing gender inequality. Reporting on gender pay gaps across global operations can help companies to remain ahead of the regulatory curve. It also enables them to offer better opportunities and remuneration for women around the world. We are therefore supportive of resolutions which are likely to deliver these benefits.

Proposals must be carefully drafted to achieve these outcomes. For instance, in the past we have been unable to support resolutions which called for global median gender and racial pay gap reporting as it was unclear how this would reveal potential pay disparities at a local level and how it could be implemented by companies with operations in jurisdictions where collection of racial identity data is illegal.

In the US market we support public disclosure of EEO-1 forms by companies. The EEO-1 form details a comprehensive breakdown of workforce by race and gender according to ten employment categories. The form is submitted privately to the US Equal Employment Opportunity Commission on an annual basis. When publicly disclosed, it offers investors and other stakeholders data in a standardised and comparable form. We have used our engagement programme to ask the companies in which we invest to disclose this form for their US operations while making it central to our D&I voting approach and supporting resolutions that request it.

Human rights

As a supporter of the UN Guiding Principles on Business and Human Rights (UNGPs), we expect companies to demonstrate how human rights due diligence is conducted across operations, services, product use and the supply chain. Companies can have a significant impact on human rights directly through operations and provision of services, and indirectly through product use and the supply chain. In recent years the sale and end-use of controversial technologies, such as facial recognition software, has emerged as a prominent theme.

We expect and encourage companies to:

●	Have robust due diligence processes to assess the actual and potential human rights impacts of their operations, services, product use and supply chain.
●	Conduct customer and supplier vetting processes commensurate with the risk of human rights abuse.
●	Publicly disclose information about the operation of these processes and utilise the UNGPs’ Reporting Framework. This will improve the standard and consistency of human rights reporting and enable more informed investment decision making.

Corporate Lobbying & Political Contributions

Corporate lobbying and political contributions are a recurrent theme of shareholder resolutions, particularly in the US. These proposals typically encompass direct lobbying undertaken by the company and indirect lobbying undertaken by trade associations and other organisations of which it is a member or supporter. Proposals may also request the disclosure of more information regarding the process and rationale for political contributions. We expect companies to make transparent, consolidated disclosures of direct and indirect lobbying and political expenditure. This disclosure should be underpinned by a coherent policy that: explains public policy priorities and the rationale for associated expenditure, identifies the management positions responsible for public policy engagement, and provides appropriate mechanisms for board oversight. These measures should mitigate the risks associated with corporate lobbying and political contributions, protecting the interest of shareholders and other stakeholders.

Nuclear Energy

In the Japanese market nuclear energy is a recurrent theme of shareholder resolutions. The Japanese government is seeking to reduce the nation’s reliance on coal and its energy strategy presents safe nuclear power generation as an important source of base-load power. In this context, resolutions which seek to limit or cease the nuclear operations of an individual company do not appear to be in the best interests of shareholders and other stakeholders. The health & safety risks associated with nuclear energy are high, must be managed carefully across the industry, and are an important consideration in our voting.

Important Information

This document is strictly for information purposes only and should not be considered as an offer, investment recommendation, or solicitation, to deal in any of the investments or funds mentioned herein and does not constitute investment research. abrdn does not warrant the accuracy, adequacy or completeness of the information and materials contained in this document and expressly disclaims liability for errors or omissions in such information and materials.

Any research or analysis used in the preparation of this document has been procured by abrdn for its own use and may have been acted on for its own purpose. The results thus obtained are made available only coincidentally and the information is not guaranteed as to its accuracy. Some of the information in this document may contain projections or other forward looking statements regarding future events or future financial performance of countries, markets or companies. These statements are only predictions and actual events or results may differ materially. The reader must make their own assessment of the relevance, accuracy and adequacy of the information contained in this document and make such independent investigations, as they may consider necessary or appropriate for the purpose of such assessment. This material serves to provide general information and is not meant to be investment, legal or tax advice for any particular investor. No warranty whatsoever is given and no liability whatsoever is accepted for any loss arising whether directly or indirectly as a result of the reader, any person or group of persons acting on any information, opinion or estimate contained in this document. abrdn reserves the right to make changes and corrections to any information in this document at any time, without notice. This material is not to be reproduced in whole or in part without the prior written consent of abrdn.

Applying ESG and sustainability criteria in the investment process may result in the exclusion of securities within the universe of potential investments. The interpretation of ESG and sustainability criteria is subjective meaning that products may invest in companies which similar products do not (and thus perform differently) and which do not align with the personal views of any individual investor. Furthermore, the lack of common or harmonized definitions and labels regarding ESG and sustainability criteria may result in different approaches by managers when integrating ESG and sustainability criteria into investment decisions. This means that it may be difficult to compare strategies within ostensibly similar objectives and that these strategies will employ different security selection and exclusion criteria. Consequently, the performance profile of otherwise similar vehicles may deviate more substantially than might otherwise be expected. Additionally, in the absence of common or harmonized definitions and labels, a degree of subjectivity is required and this will mean that a product may invest in a security that another manager or an investor would not.

abrdn plc is registered in Scotland (SC286832) at 1 George Street, Edinburgh EH2 2LL.

47

PART C: OTHER INFORMATION

Item 28. Exhibits

(a)(1)	Certificate of Trust of abrdn ETFs (formerly, Aberdeen Standard Investments ETFs and ETFS Trust) (the “Registrant” or the “Trust”) dated January 9, 2014, as filed with the state of Delaware on January 10, 2014 (the “Certificate of Trust”), is incorporated herein by reference to Exhibit (a)(1) of the Registrant’s Initial Registration Statement on Form N-1A (File Nos. 333-198170 and 811-22986), as filed with the U.S. Securities Exchange Commission (the “SEC”) via EDGAR Accession No. 0000930413-14-003692 on August 15, 2014.

(a)(2)	Certificate of Amendment effective October 1, 2018 to the Registrant’s Certificate of Trust, as filed with the State of Delaware on September 19, 2018, is incorporated herein by reference to Exhibit (a)(2) of Post-Effective Amendment No. 15 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-198170 and 811-22986), as filed with the SEC via EDGAR Accession No. 0001387131-19-001623 on March 1, 2019.

(a)(3)	Certificate of Amendment effective September 22, 2021 to the Registrant’s Certificate of Trust is incorporated herein by reference to Exhibit (a)(3) of Post-Effective Amendment No. 33 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-198170 and 811-22986), as filed with the SEC via EDGAR Accession No. 0001387131-22-005509 on April 29, 2022.

(a)(4)	Certificate of Amendment dated January 9, 2024 to the Registrant’s Certificate of Trust is incorporated herein by reference to Exhibit (a)(4) of Post-Effective Amendment No. 35 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-198170 and 811-22986), as filed with the SEC via EDGAR Accession No. 0001999371-24-005351 on April 29, 2024.

(a)(5)	Registrant’s Declaration of Trust dated January 9, 2014 (the “Declaration of Trust”) is incorporated herein by reference to Exhibit (a)(2) of the Registrant’s Initial Registration Statement on Form N-1A (File Nos. 333-198170 and 811-22986), as filed with the SEC via EDGAR Accession No. 0000930413-14-003692 on August 15, 2014.

(a)(6)	Amendment No. 1, dated September 12, 2018, to the Declaration of Trust is incorporated herein by reference to Exhibit (a)(4) of Post-Effective Amendment No. 15 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-198170 and 811-22986), as filed with the SEC via EDGAR Accession No. 0001387131-19-001623 on March 1, 2019.

(a)(7)	Amendment No. 2, dated August 27, 2021, to the Declaration of Trust is incorporated herein by reference to Exhibit (a)(6) of Post-Effective Amendment No. 33 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-198170 and 811-22986), as filed with the SEC via EDGAR Accession No. 0001387131-22-005509 on April 29, 2022.

(a)(8)	Certificate of Establishment and Designation of Series and Share Classes, dated September 19, 2018, is incorporated herein by reference to Exhibit (a)(5) of Post-Effective Amendment No. 15 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-198170 and 811-22986), as filed with the SEC via EDGAR Accession No. 0001387131-19-001623 on March 1, 2019.

(a)(9)	Certificate of Establishment and Designation of Series and Share Classes, dated May 17, 2021, with respect to the establishment and designation of the abrdn Bloomberg Industrial Metals Strategy K-1 Free ETF, is incorporated herein by reference to Exhibit (a)(6) of Post-Effective Amendment No. 32 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-198170 and 811-22986), as filed with the SEC via EDGAR Accession No. 0001387131-21-008037 on August 3, 2021.

(a)(10)	Certificate of Establishment and Designation of Series and Share Classes, dated August 27, 2021, is incorporated herein by reference to Exhibit (a)(9) of Post-Effective Amendment No. 33 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-198170 and 811-22986), as filed with the SEC via EDGAR Accession No. 0001387131-22-005509 on April 29, 2022.

(b)	Registrant’s By-Laws, as amended and restated on September 22, 2021, are incorporated herein by reference to Exhibit (b) of Post-Effective Amendment No. 33 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-198170 and 811-22986), as filed with the SEC via EDGAR Accession No. 0001387131-22-005509 on April 29, 2022.

(c)	Not applicable.

(d)(1)	Investment Advisory Agreement, dated August 27, 2018, between the Registrant and abrdn ETFs Advisors LLC (formerly, Aberdeen Standard Investments ETFs Advisors LLC and ETF Securities Advisors LLC) (the “Advisory Agreement”) is incorporated herein by reference to Exhibit (d)(1) of Post-Effective Amendment No. 15 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-198170 and 811-22986), as filed with the SEC via EDGAR Accession No. 0001387131-19-001623 on March 1, 2019.

(d)(2)	First Amendment, dated September 24, 2018, to the Advisory Agreement is incorporated herein by reference to Exhibit (d)(2) of Post-Effective Amendment No. 15 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-198170 and 811-22986), as filed with the SEC via EDGAR Accession No. 0001387131-19-001623 on March 1, 2019.

(d)(3)	Second Amendment, dated December 13, 2018, to the Advisory Agreement is incorporated herein by reference to Exhibit (d)(3) of Post-Effective Amendment No. 15 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-198170 and 811-22986), as filed with the SEC via EDGAR Accession No. 0001387131-19-001623 on March 1, 2019.

(d)(4)	Third Amendment, dated September 22, 2021, to the Advisory Agreement is incorporated herein by reference to Exhibit (d)(4) of Post-Effective Amendment No. 33 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-198170 and 811-22986), as filed with the SEC via EDGAR Accession No. 0001387131-22-005509 on April 29, 2022.

(d)(5)	Assumption Agreement, dated July 31, 2024, between abrdn ETFs Advisors LLC and abrdn Inc., with respect to the Advisory Agreement is filed herewith.

(d)(6)	Sub-Advisory Agreement, dated July 14, 2023, between abrdn ETFs Advisors LLC and Vident Advisory, LLC is incorporated herein by reference to Exhibit (d)(8) of Post-Effective Amendment No. 35 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-198170 and 811-22986), as filed with the SEC via EDGAR Accession No. 0001999371-24-005351 on April 29, 2024.

(d)(7)	Assumption Agreement, dated July 31, 2024, between abrdn ETFs Advisors LLC and abrdn Inc. with respect to the Sub-Advisory Agreement is filed herewith.

(e)(1)	Distribution Agreement, dated April 16, 2018, between the Registrant and ALPS Distributors, Inc. (the “Distribution Agreement”) is incorporated herein by reference to Exhibit (e)(3) of Post-Effective Amendment No. 15 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-198170 and 811-22986), as filed with the SEC via EDGAR Accession No. 0001387131-19-001623 on March 1, 2019.

(e)(2)	Amendment No. 1, dated October 1, 2018, to the Distribution Agreement is incorporated herein by reference to Exhibit (e)(4) of Post-Effective Amendment No. 15 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-198170 and 811-22986), as filed with the SEC via EDGAR Accession No. 0001387131-19-001623 on March 1, 2019.

(e)(3)	Amendment No. 2, dated March 12, 2019, to the Distribution Agreement is incorporated herein by reference to Exhibit (e)(3) of Post-Effective Amendment No. 28 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-198170 and 811-22986), as filed with the SEC via EDGAR Accession No. 0001387131-20-004241 on April 29, 2020.

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(e)(4)	Amendment No. 3, dated February 20, 2020, to the Distribution Agreement is incorporated herein by reference to Exhibit (e)(4) of Post-Effective Amendment No. 28 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-198170 and 811-22986), as filed with the SEC via EDGAR Accession No. 0001387131-20-004241 on April 29, 2020.

(e)(5)	Amendment No. 4, dated September 22, 2021, to the Distribution Agreement is incorporated herein by reference to Exhibit (e)(5) of Post-Effective Amendment No. 33 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-198170 and 811-22986), as filed with the SEC via EDGAR Accession No. 0001387131-22-005509 on April 29, 2022.

(e)(6)	Amendment No. 5, dated February 14, 2025, to the Distribution Agreement is incorporated herein by reference to Exhibit (e)(2)(a) of Post-Effective Amendment No. 126 to the abrdn Funds Registrant’s Registration Statement on Form N-1A (File Nos. 333-146680 and 811-22132), as filed with the SEC via EDGAR Accession No. 0001133228-25-001778 on February 28, 2025.

(e)(7)	Form of Authorized Participant Agreement is filed herewith.

(f)	Not applicable.

(g)(1)	Master Custodian Agreement, dated December 29, 2020, between the Registrant and State Street Bank and Trust Company (the “Master Custodian Agreement”) is incorporated herein by reference to exhibit (g)(1) of Post-Effective Amendment No. 30 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-198170 and 811-22986), as filed with the SEC via EDGAR Accession No. 0001387131-21-005025 on April 28, 2021.

(g)(2)	Amendment, dated February 16, 2021, to the Master Custodian Agreement is incorporated herein by reference to Exhibit (g)(2) of Post-Effective Amendment No. 33 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-198170 and 811-22986), as filed with the SEC via EDGAR Accession No. 0001387131-22-005509 on April 29, 2022.

(g)(3)	Amendment, dated September 14, 2021, to the Master Custodian Agreement is incorporated herein by reference to Exhibit (g)(3) of Post-Effective Amendment No. 33 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-198170 and 811-22986), as filed with the SEC via EDGAR Accession No. 0001387131-22-005509 on April 29, 2022.

(g)(4)	Amendment, dated January 1, 2025 to the Master Custodian Agreement is filed herewith.

(g)(5)	Amendment, dated January 24, 2025 to the Master Custodian Agreement is incorporated herein by reference to Exhibit (g)(2)(a) of Post-Effective Amendment No. 126 to the abrdn Funds Registrant’s Registration Statement on Form N-1A (File Nos. 333-146680 and 811-22132), as filed with the SEC via EDGAR Accession No. 0001133228-25-001778 on February 28, 2025.

(h)(1)	Fund Administration Agreement, dated December 29, 2020, between the Registrant and abrdn Inc. (formerly Aberdeen Standard Investments Inc.) (the “Fund Administration Agreement”) is incorporated herein by reference to Exhibit (h)(1) of Post-Effective Amendment No. 33 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-198170 and 811-22986), as filed with the SEC via EDGAR Accession No. 0001387131-22-005509 on April 29, 2022.

(h)(2)	Amendment, dated February 16, 2021, to the Fund Administration Agreement is incorporated herein by reference to Exhibit (h)(2) of Post-Effective Amendment No. 33 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-198170 and 811-22986), as filed with the SEC via EDGAR Accession No. 0001387131-22-005509 on April 29, 2022.

3

(h)(3)	Amendment, dated September 14, 2021, to the Fund Administration Agreement is incorporated herein by reference to Exhibit (h)(3) of Post-Effective Amendment No. 33 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-198170 and 811-22986), as filed with the SEC via EDGAR Accession No. 0001387131-22-005509 on April 29, 2022.

(h)(4)	Sub-Administration Agreement, dated December 29, 2020, between abrdn Inc. (formerly, Aberdeen Standard Investments Inc.) and State Street Bank and Trust Company (the “Sub-Administration Agreement”) is incorporated herein by reference to exhibit (h)(2) of Post-Effective Amendment No. 30 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-198170 and 811-22986), as filed with the SEC via EDGAR Accession No. 0001387131-21-005025 on April 28, 2021.

(h)(5)	Amendment, dated February 16, 2021, to the Sub-Administration Agreement is incorporated herein by reference to Exhibit (h)(5) of Post-Effective Amendment No. 33 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-198170 and 811-22986), as filed with the SEC via EDGAR Accession No. 0001387131-22-005509 on April 29, 2022.

(h)(6)	Amendment, dated September 14, 2021, to the Sub-Administration Agreement is incorporated herein by reference to Exhibit (h)(6) of Post-Effective Amendment No. 33 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-198170 and 811-22986), as filed with the SEC via EDGAR Accession No. 0001387131-22-005509 on April 29, 2022.

(h)(7)	Amendment, dated January 1, 2025, to the Sub-Administration Agreement is filed herewith.

(h)(8)	Amendment, dated January 24, 2025, to the Sub-Administration Agreement is incorporated herein by reference to Exhibit (h)(5)(a) of Post-Effective Amendment No. 126 to the abrdn Funds Registrant’s Registration Statement on Form N-1A (File Nos. 333-146680 and 811-22132), as filed with the SEC via EDGAR Accession No. 0001133228-25-001778 on February 28, 2025.

(h)(9)	Transfer Agency and Service Agreement, dated December 29, 2020, between the Registrant and State Street Bank and Trust Company (the “Transfer Agency Agreement”) is incorporated herein by reference to exhibit (h)(6) of Post-Effective Amendment No. 30 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-198170 and 811-22986), as filed with the SEC via EDGAR Accession No. 0001387131-21-005025 on April 28, 2021.

(h)(10)	Amendment, dated February 16, 2021, to the Transfer Agency Agreement is incorporated herein by reference to Exhibit (h)(8) of Post-Effective Amendment No. 33 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-198170 and 811-22986), as filed with the SEC via EDGAR Accession No. 0001387131-22-005509 on April 29, 2022.

(h)(11)	Amendment, dated September 14, 2021, to the Transfer Agency Agreement is incorporated herein by reference to Exhibit (h)(9) of Post-Effective Amendment No. 33 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-198170 and 811-22986), as filed with the SEC via EDGAR Accession No. 0001387131-22-005509 on April 29, 2022.

(h)(12)	Amendment, dated January 24, 2025, to the Transfer Agency Agreement is incorporated herein by reference to Exhibit (h)(3)(a) of Post-Effective Amendment No. 126 to the abrdn Funds Registrant’s Registration Statement on Form N-1A (File Nos. 333-146680 and 811-22132), as filed with the SEC via EDGAR Accession No. 0001133228-25-001778 on February 28, 2025.

(h)(13)	Investment Advisory Agreement, dated March 2017, between abrdn ETFs Advisors LLC (formerly, Aberdeen Standard Investments ETFs Advisors LLC and ETF Securities Advisors LLC) and each of the abrdn All Commodity Fund Limited (formerly, ETFS All Commodity Fund Limited) and abrdn All Commodity Longer Dated Fund Limited (formerly, ETFS All Commodity Longer Dated Fund Limited) (the “CFC Advisory Agreement”), is incorporated herein by reference to Exhibit (d)(7) of Post-Effective Amendment No. 11 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-198170 and 811-22986), as filed with the SEC via EDGAR Accession No. 0001387131-17-001503 on March 20, 2017.

(h)(14)	First Amendment, dated December 13, 2018 to the CFC Advisory Agreement is incorporated herein by reference to exhibit (h)(8) of Post-Effective Amendment No. 32 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-198170 and 811-22986), as filed with the SEC via EDGAR Accession No. 0001387131-21-008037 on August 3, 2021.

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(h)(15)	Second Amendment, dated September 22, 2021, to the CFC Advisory Agreement, adding the abrdn Industrial Metals Fund Limited, is incorporated herein by reference to Exhibit (h)(12) of Post-Effective Amendment No. 33 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-198170 and 811-22986), as filed with the SEC via EDGAR Accession No. 0001387131-22-005509 on April 29, 2022.

(h)(16)	Assumption Agreement, dated July 31, 2024, between abrdn ETFs Advisors LLC and abrdn Inc. with respect to the CFC Advisory Agreement is filed herewith .

(h)(17)	Third Amendment, dated April 25, 2025, to the CFC Advisory Agreement is filed herewith.

(h)(18)	Sub-Advisory Agreement, dated July 14, 2023, between abrdn ETFs Advisors LLC and Vident Advisory, LLC, on behalf of each of the abrdn All Commodity Fund Limited, abrdn All Commodity Longer Dated Fund Limited and abrdn Industrial Metals Fund Limited is incorporated herein by reference to Exhibit (h)(13) of Post-Effective Amendment No. 35 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-198170 and 811-22986), as filed with the SEC via EDGAR Accession No. 0001999371-24-005351 on April 29, 2024.

(h)(19)	Assumption Agreement, dated July 31, 2024, between abrdn ETFs Advisors LLC and abrdn Inc. with respect to the CFC Sub-Advisory Agreement is filed herewith.

(h)(20)	Form of Rule 12d1-4 Fund of Funds Investment Agreement is incorporated herein by reference to Exhibit (h)(16) of Post-Effective Amendment No. 33 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-198170 and 811-22986), as filed with the SEC via EDGAR Accession No. 0001387131-22-005509 on April 29, 2022.

(i)	Opinion and Consent of Dechert LLP is filed herewith.

(j)	Consent of independent registered accounting firm is filed herewith.

(k)	Not applicable.

(l)	Not applicable.

(m)(1)	Distribution and Service Plan, adopted December 2, 2014 (the “Distribution and Service Plan”), is incorporated herein by reference to Exhibit (m) of Pre-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-198170 and 811-22986), as filed with the SEC via EDGAR Accession No. 0000930413-15-000063 on January 7, 2015.

(m)(2)	Amendment, dated December 13, 2018, to the Distribution and Service Plan is incorporated herein by reference to Exhibit (m)(3) of Post-Effective Amendment No. 15 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-198170 and 811-22986), as filed with the SEC via EDGAR Accession No. 0001387131-19-001623 on March 1, 2019.

(n)	Not applicable.

(o)	Not applicable.

(p)(1)	Code of Ethics of the Registrant is incorporated herein by reference to Exhibit (p)(1) of Post-Effective Amendment No. 35 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-198170 and 811-22986), as filed with the SEC via EDGAR Accession No. 0001999371-24-005351 on April 29, 2024.

(p)(2)	Code of Ethics of abrdn Inc., is incorporated herein by reference to Exhibit (p)(2) of Post-Effective Amendment No. 35 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-198170 and 811-22986), as filed with the SEC via EDGAR Accession No. 0001999371-24-005351 on April 29, 2024.

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(p)(3)	Code of Ethics of Vident Asset Management is incorporated herein by reference to Exhibit (p)(3) of Post-Effective Amendment No. 35 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-198170 and 811-22986), as filed with the SEC via EDGAR Accession No. 0001999371-24-005351 on April 29, 2024.

(p)(4)	Code of Ethics of ALPS Distributors, Inc. is incorporated herein by reference to Exhibit (p)(4) of Post-Effective Amendment No. 35 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-198170 and 811-22986), as filed with the SEC via EDGAR Accession No. 0001999371-24-005351 on April 29, 2024.

(q)(1)	Powers of Attorney for Rose Dimartino, John Sievwright and William Thomas are incorporated herein by reference to Exhibit (q) of Post-Effective Amendment No. 34 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-198170 and 811-22986), as filed with the SEC via EDGAR Accession No. 0001387131-23-005601 on April 28, 2023.

(q)(2)	Power of Attorney for James O’Connor is incorporated herein by reference to Exhibit (q)(2) of Post-Effective Amendment No. 35 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-198170 and 811-22986), as filed with the SEC via EDGAR Accession No. 0001999371-24-005351 on April 29, 2024.

Item 29.	Persons Controlled by or under Common Control with the Registrant

As of the date of this Registration Statement, the Registrant owns 100% of the abrdn All Commodity Fund Limited, abrdn All Commodity Longer Dated Fund Limited and abrdn Industrial Metals Fund Limited, each an exempted company organized under Cayman Islands law. The Registrant is not under common control with any other person.

Item 30.	Indemnification

The Trustees shall not be responsible or liable in any event for any neglect or wrongdoing of any officer, agent, employee, adviser or principal underwriter of the Trust, nor shall any Trustee be responsible for the act or omission of any other Trustee, and, subject to the provisions of the By-Laws, the Trust out of its assets may indemnify and hold harmless each and every Trustee and officer of the Trust from and against any and all claims, demands, costs, losses, expenses, and damages whatsoever arising out of or related to such Trustee’s or officer’s performance of his or her duties as a Trustee or officer of the Trust; provided that nothing herein contained shall indemnify, hold harmless or protect any Trustee or officer from or against any liability to the Trust or any Shareholder to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Every note, bond, contract, instrument, certificate or undertaking and every other act or thing whatsoever issued, executed or done by or on behalf of the Trust or the Trustees or any of them in connection with the Trust shall be conclusively deemed to have been issued, executed or done only in or with respect to their or his or her capacity as Trustees or Trustee, and such Trustees or Trustee shall not be personally liable thereon.

Insofar as indemnification for liability arising under the Securities Act of 1933 (the “Securities Act”) may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

6

Item 31.	Business and other Connections of the Investment Advisors

abrdn Inc. (the “Advisor”) serves as investment advisor for each series of the Trust. The principal address of the Advisor is 1900 Market Street, Suite 200, Philadelphia, PA 19103. The Advisor is an investment advisor registered under the Investment Advisers Act of 1940 and is registered as a commodity pool operator with the National Futures Association. In addition to providing investment advisory services to registered management investment companies, the Advisor provides investment advisory services to individual accounts. Additional information as to the Advisor and the directors and officers of the Advisor is included in the Advisor’s Form ADV filed with the U.S. Securities and Exchange Commission (“SEC”) (File No. 801-49966), which is incorporated herein by reference and sets forth the officers and directors of the Advisor and information as to any business, profession, vocation or employment of a substantial nature engaged in by the Advisor and such officers and directors during the past two years.

Vident Advisory, LLC (d/b/a Vident Asset Management) (the “Sub-Advisor”) serves as sub-advisor for each series of the Trust. The principal address of the Sub-Advisor is 1125 Sanctuary Parkway, Suite 515, Alpharetta, Georgia 30009. The Sub-Advisor is an investment adviser registered under the Investment Advisers Act of 1940 and is registered as a commodity pool operator and commodity trading adviser with the National Futures Association. Additional information as to the Sub-Advisor and the directors and officers of the Sub-Advisor is included in the Sub-Advisor’s Form ADV filed with SEC (File No. 801-114538), which is incorporated herein by reference and sets forth the officers and directors of the Sub-Advisor and information as to any business, profession, vocation or employment of a substantial nature engaged in by the Sub-Advisor and such officers and directors during the past two years.

Additional information as to any other business, profession, vocation or employment of a substantial nature engaged in by the Advisor, Sub-Advisor and their directors and officers is included in the Trust’s Statement of Additional Information.

Item 32.	Principal Underwriters

(a)	ALPS Distributors, Inc. acts as the distributor for the Registrant and the following investment companies as of March 31, 2025: 1290 Funds, 1WS Credit Income Fund, abrdn Income Credit Strategies Fund, abrdn ETFs, abrdn Funds, abrdn Global Premier Properties Fund, Accordant ODCE Index Fund, Alpha Alternative Assets Fund, ALPS Series Trust, Alternative Credit Income Fund, Apollo Diversified Credit Fund, Apollo Diversified Real Estate Fund, AQR Funds, Axonic Alternative Income Fund, Axonic Funds, BBH Trust, Bluerock High Income Institutional Credit Fund, Bluerock Total Income+ Real Estate Fund, Bridge Builder Trust, Cambria ETF Trust, Centre Funds, CION Ares Diversified Credit Fund, CION Grosvenor Infrastructure Fund, Columbia ETF Trust, Columbia ETF Trust I, Columbia ETF Trust II, Columbia Seligman Premium Technology Growth Fund, Inc., CRM Mutual Fund Trust, DBX ETF Trust, EA Series Trust (Cambria Series), ETF Series Solutions (Vident Series), Financial Investors Trust, Firsthand Funds, Flat Rock Core Income Fund, Flat Rock Opportunity Fund, FS Credit Income Fund, FS Credit Opportunities Corp., FS MVP Private Markets Fund, Gemcorp Commodities Alternative Products Fund, Goehring & Rozencwajg Investment Funds, Goldman Sachs ETF Trust, Goldman Sachs ETF Trust II, Graniteshares ETF Trust, Hartford Funds Exchange-Traded Trust, Heartland Group, Inc., Investment Managers Series Trust II (AXS-Advised Funds), Janus Detroit Street Trust, Lattice Strategies Trust, Litman Gregory Funds Trust, Manager Directed Portfolios (Spyglass Growth Fund), Meridian Fund, Inc., Natixis ETF Trust, Natixis ETF Trust II, New York Life Investments Active ETF Trust, New York Life Investments ETF Trust, Opportunistic Credit Interval Fund, Pop Venture Fund, PRIMECAP Odyssey Funds, Principal Exchange-Traded Funds, RiverNorth Funds, RiverNorth Opportunities Fund, Inc., RiverNorth/DoubleLine Strategic Opportunity Fund, Inc., RiverNorth Opportunistic Municipal Income Fund, Inc., RiverNorth Managed Duration Municipal Income Fund, Inc., RiverNorth Flexible Municipal Income Fund, Inc., RiverNorth Capital and Income Fund, Inc., RiverNorth Flexible Municipal Income Fund II, Inc., RiverNorth Managed Duration Municipal Income Fund II, Inc., SPDR Dow Jones Industrial Average ETF Trust, SPDR S&P 500 ETF Trust, SPDR S&P MidCap 400 ETF Trust, Sphinx Opportunity Fund II, Sprott Funds Trust, The Arbitrage Funds, Themes ETF Trust, Tidal Trust II (Cambria Series), Thornburg ETF Trust, Thrivent ETF Trust, USCF ETF Trust, Valkyrie ETF Trust II, Wasatch Funds, WesMark Funds, Wilmington Funds, X-Square Balanced Fund, X-Square Series Trust.

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(b)	To the best of Registrant’s knowledge, the directors and executive officers of ALPS Distributors, Inc., are as follows:

Name*	Position with Underwriter	Positions with Fund
Stephen J. Kyllo	President, Chief Operating Officer, Director, Chief Compliance Officer	None
Brian Schell **	Vice President & Treasurer	None
Eric Parsons	Vice President, Controller and Assistant Treasurer	None
Jason White***	Secretary	None
Richard C. Noyes	Senior Vice President, General Counsel, Assistant Secretary	None
Eric Theroff^	Assistant Secretary	None
Adam Girard^^	Tax Officer	None
Liza Price	Vice President, Managing Counsel	None
Jed Stahl	Vice President, Managing Counsel	None
Terence Digan	Vice President	None
James Stegall	Vice President	None
Gary Ross	Senior Vice President	None
Hilary Quinn	Vice President	None

* Except as otherwise noted, the principal business address for each of the above directors and executive officers is 1290 Broadway, Suite 1000, Denver, Colorado 80203.

** The principal business address for Mr. Schell is 100 South Wacker Drive, 19th Floor, Chicago, IL 60606.

*** The principal business address for Mr. White is 4 Times Square, New York, NY 10036.

^ The principal business address for Mr. Theroff is 1055 Broadway Boulevard, Kansas City, MO 64105.

^^ The principal business address for Mr. Girard is 80 Lamberton Road, Windsor, CT 06095.

Item 33.	Location of Accounts and Records:

Books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, and the rules promulgated thereunder, are maintained as follows:

Registrant:

abrdn ETFs

1900 Market Street, Suite 200

Philadelphia, PA 19103

Advisor:

abrdn Inc.

1900 Market Street, Suite 200

Philadelphia, PA 19103

Sub-Advisor:

Vident Asset Management

1125 Sanctuary Parkway, Suite 515

Alpharetta, GA 30009

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Distributor:

ALPS Distributors, Inc.

1290 Broadway Suite 1000

Denver, Colorado 80203

Custodian:

State Street Bank and Trust Company

John Adams Building

1776 Heritage Drive

North Quincy, Massachusetts 02171

Administrator:

abrdn Inc.

1900 Market Street, Suite 200

Philadelphia, PA 19103

Sub-Administrator:

State Street Bank and Trust Company

John Adams Building
1776 Heritage Drive
North Quincy, Massachusetts 02171

Transfer Agent:

State Street Bank and Trust Company

John Adams Building
1776 Heritage Drive
North Quincy, Massachusetts 02171

Item 34.	Management Services

Not applicable.

Item 35.	Undertakings

Not applicable.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (“1933 Act”), and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement pursuant to Rule 485(b) under the 1933 Act and it has duly caused this Post-Effective Amendment No. 36 to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, duly authorized, in the city of Philadelphia and state of Pennsylvania, on this 28th day of April, 2025.

abrdn ETFs

/s/ Alan Goodson
Alan Goodson, President (Principal Executive Officer)

Pursuant to the requirements of the 1933 Act, this Post-Effective Amendment No. 36 to the Registration Statement has been signed below by the following persons in the capacity and on the date indicated.

Signatures	Title	Date

/s/ James O’Connor*	Trustee	April 28, 2025
James O’Connor

/s/ Rose DiMartino*	Trustee	April 28, 2025
Rose DiMartino

/s/ William M. Thomas*	Trustee	April 28, 2025
William M. Thomas

/s/ John Sievwright*	Trustee	April 28, 2025
John Sievwright

/s/ Michael Marsico	Chief Financial Officer and Treasurer (Principal Financial and Accounting Officer)	April 28, 2025
Michael Marsico

/s/ Alan Goodson	President (Principal Executive Officer)	April 28, 2025
Alan Goodson

*By:	/s/ Alan Goodson
Alan Goodson (Attorney-in-Fact)

*Pursuant to a power of attorney.

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Exhibit Index

Exhibit Number	Exhibit

(d)(5)	Assumption Agreement, dated July 31, 2024, between abrdn ETFs Advisors LLC and abrdn Inc., with respect to the Advisory Agreement.
(d)(7)	Assumption Agreement, dated July 31, 2024, between abrdn ETFs Advisors LLC and abrdn Inc. with respect to the Sub-Advisory Agreement.
(e)(7)	Form of Authorized Participant Agreement
(g)(4)	Amendment, dated January 1, 2025 to the Master Custodian Agreement
(h)(7)	Amendment, dated January 1, 2025, to the Sub-Administration Agreement
(h)(16)	Assumption Agreement, dated July 31, 2024, between abrdn ETFs Advisors LLC and abrdn Inc. with respect to the CFC Advisory Agreement
(h)(17)	Third Amendment, dated April 25, 2025, to the CFC Advisory Agreement
(h)(19)	Assumption Agreement, dated July 31, 2024, between abrdn ETFs Advisors LLC and abrdn Inc. with respect to the CFC Sub-Advisory Agreement
(i)	Opinion and Consent of Dechert LLP
(j)	Consent of independent registered accounting firm